2026
February 1, 2026, as revised August 31, 2026

PROSPECTUS
Artisan Partners Funds
Share Class
	Investor	Advisor	Institutional
Artisan Developing World Fund	ARTYX	APDYX	APHYX
Artisan Emerging Markets Debt Opportunities Fund	APFOX	APDOX	APHOX
Artisan Floating Rate Fund	ARTUX	APDUX	APHUX
Artisan Focus Fund	ARTTX	APDTX	APHTX
Artisan Global Discovery Fund	APFDX	APDDX	APHDX
Artisan Global Equity Fund	ARTHX	APDHX	APHHX
Artisan Global Opportunities Fund	ARTRX	APDRX	APHRX
Artisan Global Unconstrained Fund	APFPX	APDPX	APHPX
Artisan Global Value Fund	ARTGX	APDGX	APHGX
Artisan High Income Fund	ARTFX	APDFX	APHFX
Artisan International Fund	ARTIX	APDIX	APHIX
Artisan International Explorer Fund	—	ARDBX	ARHBX
Artisan International Small-Mid Fund	ARTJX	APDJX	APHJX
Artisan International Value Fund	ARTKX	APDKX	APHKX
Artisan Mid Cap Fund	ARTMX	APDMX	APHMX
Artisan Select Equity Fund	ARTNX	APDNX	APHNX
Artisan Small Cap Fund	ARTSX	APDSX	APHSX
Artisan Sustainable Emerging Markets Fund	ARTZX	APDEX	APHEX

If you have any questions about any part of the prospectus or wish to obtain additional information about Artisan Partners Funds, please call 800.344.1770 or visit www.artisanpartners.com.
Neither the Securities and Exchange Commission nor the Commodity Futures Trading Commission has approved or disapproved of the Funds’ shares or passed upon the accuracy or adequacy of the disclosure in this prospectus. Any representation to the contrary is a criminal offense.
Artisan Partners Funds • P.O. Box 219322 • Kansas City, MO 64121-9322

Artisan Developing World Fund

Investor: ARTYX |  Advisor: APDYX |  Institutional: APHYX
Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund. The table and expense example do not reflect any transaction fees or commissions that may be charged by a shareholder’s financial intermediary when buying or selling shares.
Shareholder Fees (fees paid directly from your investment)
	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Advisor	Institutional
Management Fees	1.02%	1.02%	1.02%
Distribution (12b-1) Fees	None	None	None
Total Other Expenses[1]	0.28	0.11	0.03
Total Annual Fund Operating Expenses	1.30	1.13	1.05
1 “Other Expenses” include  “Acquired Fund Fees and Expenses,” which were less than 0.01% of the average net assets of the Fund. “Acquired Fund Fees and Expenses” are indirect expenses the Fund incurred from the Fund’s investment in one or more money market funds and other investment companies (acquired funds). To the extent that the Fund invests in acquired funds, Total Annual Fund Operating Expenses in the table above may not match the ratios of expenses to average net assets shown in the “Financial Highlights” in the Fund’s prospectus, since the Financial Highlights reflect the operating expenses of the Fund and do not include fees and expenses of acquired funds.
Expense Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor	$132	$412	$713	$1,568
Advisor	$115	$359	$622	$1,375
Institutional	$107	$334	$579	$1,283
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 77.88% of the average value of its portfolio.
Principal Investment Strategies
The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of securities that offers exposure to developing world economies. In pursuit of this goal, the team generally invests substantially in equity securities of issuers domiciled in or economically tied to countries the team considers to have characteristics typical of the developing world, including companies based in developed markets. The team believes a portfolio of companies with these characteristics will be well positioned to deliver attractive risk-adjusted returns over the long term.
Under normal circumstances, the Fund invests substantially in equity securities of issuers domiciled in or economically tied to one or more markets in the developing world. The team generally considers developing world to include countries that are included in any one of the Morgan Stanley Capital Index (“MSCI”) emerging or frontier markets indices, or that are classified under a similar corresponding classification, by organizations such as the World Bank, United Nations, International Finance Corporation or the International Monetary Fund. For purposes
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of the Fund’s investments, a determination that an issuer is economically tied to one or more countries in the developing world is based on factors including, but not limited to: domicile or principal office location, sources of its revenues or customers, countries in which a product is used, and/or whether the issuer is indirectly exposed to the risks or economic fortunes of a developing market.
The Fund may invest in US and non-US companies of all market capitalizations.
The Fund may invest in equity-linked securities that provide economic exposure to a security of one or more non-US companies without direct investment in the underlying securities (called “participation certificates” in the Fund‘s prospectus, but may be called different names by issuers).
Principal Risks
Like all funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The Fund’s principal risks include:
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Market Risks—Markets may perform poorly and the securities in which the Fund invests may underperform the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions, intervention and/or policies, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic, political, regulatory or other news.
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Active Management Risks—The success of the Fund is dependent on the team’s investment decisions, which are based, in part, on the research process employed by the team. The portfolio securities selected by the team may decline in value or not increase in value when the market indices, including relevant benchmark indices, are rising, in which case the Fund could experience losses regardless of the performance of the market indices.
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Foreign Investing Risks—Foreign securities may underperform US securities and may be more volatile than US securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.
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Developing Markets Risks—Investment risks typically are greater in developing markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in developing market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Developing market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain developing markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many developing market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.
China-Related Risks: Because the Fund typically invests a significant portion of its assets in equity securities of Chinese companies, it is particularly affected by events or factors related to China, which may increase risk and volatility.
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Geopolitical Risks—Geopolitical events adversely affect global economies and securities markets, subjecting the Fund's investments to related risks. War, terrorism, global health crises and pandemics, sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on the US and world economies and markets generally. For example, military action by Russia in Ukraine, conflicts in the Middle East, US action in Venezuela and similar events and conflicts around the globe could affect the value of the Fund's investments, including beyond the Fund's direct exposure to issuers in the relevant countries or nearby geographic regions. In addition, the US has in the past imposed economic sanctions on certain countries, which may consist of asset freezes, restrictions on dealings in debt and equity, and certain industry-specific restrictions. Sanctions impair the ability of the Fund to buy, sell, receive or deliver those securities and/or assets that are subject to the sanctions, and the extent and duration of sanctions, and resulting market disruptions, are impossible to predict and could be substantial.
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Currency Risks—Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the US dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through US dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the US dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any
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hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.
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Small and Medium-Sized Company Risks—Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.
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Growth Investing Risks—Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the team anticipated.
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Risks of Emphasizing a Region, Country, Sector or Industry—If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.
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Participation Certificate Risks—Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.
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Impact of Actions by Other Shareholders—The Fund, like all funds, pools the investments of many investors. Actions by one investor or multiple investors in the Fund may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.
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Operational and Cybersecurity Risks—Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Performance
This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.
Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.
Calendar Year by Year Total Returns (%)

Highest/Lowest Quarter Returns (%)
During the time period shown in the bar chart.
Highest Quarter	38.34	June 30, 2020
Lowest Quarter	-24.50	June 30, 2022
Average Annual Total Returns—(For Periods Ended 31 December 2025)
The following table shows the average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended 31 December 2025. The index information is intended to permit you to compare the Fund’s performance to market performance.
After-tax returns are shown only for Investor Shares, and the after-tax returns for Advisor Shares and Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
The "Return after taxes on distributions and sale of Fund shares" for the five-year period ended 31 December 2025 is greater than the "Return before taxes" because you are assumed to be able to use any capital loss realized on the sale of Fund shares to offset other taxable gains.
Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.
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For Periods Ended 31 December 2025 (%)
Investor	1-Year	5-Year	10-Year	Since Inception	Inception Date
Return before taxes	7.82%	-1.13%	11.93%	9.95%	June 29, 2015
Return after taxes on distributions	7.82%	-1.64%	11.35%	9.41%
Return after taxes on distributions and sale of Fund shares	4.63%	-0.97%	9.78%	8.07%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	33.57%	4.20%	8.42%	6.19%
Advisor
Return before taxes	7.95%	-0.97%	12.12%	10.14%	June 29, 2015
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	33.57%	4.20%	8.42%	6.19%
Institutional
Return before taxes	8.08%	-0.87%	12.23%	10.25%	June 29, 2015
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	33.57%	4.20%	8.42%	6.19%
Updated performance information, including current NAV per share, may be obtained by calling 800.344.1770 or visiting www.artisanpartners.com.
Portfolio Management
Investment Adviser: Artisan Partners Limited Partnership (“Artisan Partners”)
Portfolio Manager	Title	Length of Service
Lewis S. Kaufman, CFA	Managing Director and Portfolio Manager, Artisan Partners	Since June 2015 (inception)
Purchase and Sale of Fund Shares

Minimum Investments	Investor	Advisor	Institutional
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
Minimum balance required	$1,000	$250,000	$1,000,000
The Fund will waive the minimum investment requirements for certain employee benefit plans and certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances.
You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770, by regular mail at Artisan Partners Funds, P.O. Box 219322, Kansas City, MO 64121-9322, or by express, certified or registered mail at Artisan Partners Funds, 801 Pennsylvania Ave., Suite 219322, Kansas City, MO 64105-1307. Some redemptions require Medallion signature guarantees.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such tax-advantaged arrangements, you may be subject to tax upon withdrawal from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, the investment adviser and/or the distributor may pay the financial intermediary for the services provided to the Fund and its shareholders. The investment adviser and/or the distributor may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Artisan Emerging Markets Debt Opportunities Fund

Investor: APFOX |  Advisor: APDOX |  Institutional: APHOX
Investment Objective
The Fund seeks to provide total return through a combination of current income and long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund. The table and expense example do not reflect any transaction fees or commissions that may be charged by a shareholder’s financial intermediary when buying or selling shares.
Shareholder Fees (fees paid directly from your investment)
	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Advisor	Institutional
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	None	None	None
Total Other Expenses	1.48	0.73	0.55
Total Annual Fund Operating Expenses	2.23	1.48	1.30
Fee Waiver and Expense Reimbursement[1]	0.97	0.32	0.19
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.26	1.16	1.11
1 Artisan Partners Limited Partnership, the Fund’s investment adviser (“Artisan Partners”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause total annual fund operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, acquired fund fees and expenses, borrowing costs such as dividends on securities sold short, and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed 1.25% of the average daily net assets of Investor Shares, 1.15% of the average daily net assets of Advisor Shares and 1.10% of the average daily net assets of Institutional Shares. This contract continues through 31 January 2027.
Expense Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor	$128	$604	$1,106	$2,489
Advisor	$118	$437	$778	$1,741
Institutional	$113	$393	$695	$1,551
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 91.58% of the average value of its portfolio.
Principal Investment Strategies
The Fund’s investment team employs a fundamental investment process to construct a differentiated portfolio of securities, derivatives and other instruments that offer long and short exposures to emerging markets. The team seeks to identify emerging market countries that are undergoing or poised for strong economic growth or structural changes, such as political, legislative and/or economic reforms. The team seeks to invest in corporate and sovereign debt instruments that offer exposures to those emerging market countries at attractive absolute
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and relative credit risk premium. As part of the investment process, the team considers financially material environmental, social and governance factors alongside other fundamental research.
Under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in emerging market debt securities or instruments that have similar economic characteristics. These securities and other instruments include instruments issued or guaranteed by companies, financial institutions and government entities and/or their agencies and instrumentalities domiciled in or with exposure to emerging market countries, as well as derivatives or similar instruments used to gain or manage exposure to emerging market debt securities and/or manage related risk factors. The Fund considers emerging market countries to include any country other than Canada, Luxembourg, the US and the countries comprising the MSCI EAFE Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).
The Fund is non-diversified, which means that it may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. The Fund may have significant investment in a particular geographic region or country.
The Fund may invest in debt instruments of all types, including, without limitation, sovereign issues, treasury obligations, bonds, loans, commercial paper, credit linked notes, covered bonds, convertible bonds and other fixed-, variable- and floating-rate securities that are either secured or unsecured, and, either senior or subordinated. The Fund may invest, without limitation, in debt instruments of any credit rating, including instruments that are rated below investment grade (below BBB- by Standard & Poor’s Rating Service or Fitch, Inc. or below Baa3 by Moody’s Investors Service, Inc.), or comparably rated by another nationally recognized statistical rating organization, or unrated but determined by Artisan Partners to be of comparable quality, commonly known as “junk bonds.”  The Fund may invest in debt instruments that are non-performing at the time of purchase. The Fund may invest in debt securities of any maturity. The Fund’s investments are not subject to any restrictions with respect to duration.
The Fund expects to achieve certain exposures primarily through derivative transactions. These derivatives include, without limitation, forward foreign currency exchange contracts; futures on securities, indices, currencies, commodities, swaps and other investments; options; and swaps, including interest rate swaps, cross-currency swaps, total return swaps and credit default swaps, which may have the effect of creating investment leverage. The Fund may use derivatives to seek to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks, for speculation purposes to gain certain types of exposures and/or as a substitute for the purchase or sale of securities, currencies or commodities. The Fund may also utilize derivatives to take short positions in underlying assets and non-USD currencies to hedge certain risk factors. The Fund intends to use all or a portion of the proceeds from its short positions to take additional long positions or otherwise use in a manner consistent with its investment guidelines. The Fund may engage in repurchase agreements, reverse repurchase agreements and forward commitments.
The Fund expects to hold US Treasury, government agency securities and agency mortgage-backed securities (and derivatives thereon), and stripped securities to use as collateral for its derivatives positions and to help manage duration.
The Fund is permitted to invest in equity securities and exchange-traded funds (“ETFs”). The Fund may invest in private placements and other restricted securities (i.e., securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as matter of contract or under federal securities laws).
The Fund may have investment exposure to the commodities markets and/or Regulation S securities primarily through investments in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund may invest up to 25% of its total assets in its Subsidiary.
The Fund may borrow up to the amount allowed by applicable law to enhance total return, fund redemptions, post collateral for hedges, or to purchase investments prior to settlement of pending sale transactions.
In addition to instruments issued by emerging market issuers, the Fund may also invest in securities and other instruments of US and other non-emerging market issuers, and securities denominated in currencies other than emerging market currency.
Principal Risks
Like all funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The Fund’s principal risks include:
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Market Risks—Markets may perform poorly and the securities in which the Fund invests may underperform the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions, intervention and/or policies, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic, political, regulatory or other news.
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Active Management Risks—The success of the Fund is dependent on the team’s investment decisions, which are based, in part, on the research process employed by the team. The portfolio securities selected by the team may decline in value or not increase in value when
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the market indices, including relevant benchmark indices, are rising, in which case the Fund could experience losses regardless of the performance of the market indices. When the team considers environmental, social and governance factors in its research process, the Fund may forgo certain investment opportunities and underperform funds that do not consider environmental, social and governance factors.
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Geopolitical Risks—Geopolitical events adversely affect global economies and securities markets, subjecting the Fund's investments to related risks. War, terrorism, global health crises and pandemics, sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on the US and world economies and markets generally. For example, military action by Russia in Ukraine, conflicts in the Middle East, US action in Venezuela and similar events and conflicts around the globe could affect the value of the Fund's investments, including beyond the Fund's direct exposure to issuers in the relevant countries or nearby geographic regions. In addition, the US has in the past imposed economic sanctions on certain countries, which may consist of asset freezes, restrictions on dealings in debt and equity, and certain industry-specific restrictions. Sanctions impair the ability of the Fund to buy, sell, receive or deliver those securities and/or assets that are subject to the sanctions, and the extent and duration of sanctions, and resulting market disruptions, are impossible to predict and could be substantial.
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Foreign Investing Risks—Foreign securities may underperform US securities and may be more volatile than US securities. Risks relating to investments in foreign securities and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates, unfavorable economic practices, political instability and expropriation and nationalization risks.
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Emerging and Developing Markets Risks—Investment risks typically are greater in emerging and less developed markets, including “frontier markets”, which are a subset of emerging markets and less developed markets that, generally, have smaller economies and less mature capital markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight. Such risks may be greater in frontier markets.
China-Related Risks: Because the Fund may have a significant exposure to China, it is particularly affected by events or factors relating to China, which may increase risk and volatility.
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Debt Securities Risks—The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. In general, the value of a debt security will fall in response to increases in interest rates. The Fund may invest in debt securities without considering the maturity of the instrument. The value of a security with a longer duration will be more sensitive to changes in interest rates than a similar security with a shorter duration. As a result, changes in interest rates in the US and outside the US may affect the Fund’s debt investments unfavorably.
Debt securities in which the Fund invests may be rated below investment grade or unrated securities that are determined by Artisan Partners to be of comparable quality. Debt securities of below investment grade quality are high yield, high risk bonds, commonly known as “junk bonds.”  These bonds are predominantly speculative. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These bonds have a higher degree of default risk, may be less liquid and may be subject to greater price volatility than higher-rated bonds.
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Currency Risks—Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the US dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the US dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.
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Credit Risks—An issuer or counterparty may fail to pay its obligations to the Fund when they are due. Financial strength and solvency (or the perceived financial strength or solvency) of an issuer are the primary factors influencing credit risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower quality debt, including loans, tend to be particularly sensitive to these changes.
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Interest Rate Risks—Interest rate risk is the risk that fixed income securities and other instruments in the Fund’s portfolio will fluctuate in value because of changes, or the anticipation of changes, in interest rates. In particular, during periods of rising interest rates, the values of such securities may decline and may result in losses to the Fund. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of the Fund’s investments to decline. Interest rate changes can be sudden and unpredictable, and the Fund may experience losses as a result of movements in interest rates. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile in response to changing interest rates.
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Derivatives Risks—A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates or indexes. These instruments include, among others, forward foreign currency exchange contracts; futures on securities, indices, currencies, commodities, swaps and other investments; options; swaps, including interest rate swaps, cross-currency swaps, total return swaps and credit default swaps and similar instruments. The Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by Artisan Partners.
In addition to the risks of an adverse change in the value of the underlying reference asset, the Fund’s use of derivatives, including, but not limited to, over-the-counter (“OTC”) derivatives, involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage and may be highly volatile, and the Fund could lose more than the amount it invests, especially in unusual or extreme market conditions. Derivatives may be difficult to value and highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.
US and non-US legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), have resulted in, and may in the future result in, new regulation of derivative instruments and the Fund’s use of such instruments. New regulations could, among other things, restrict the Fund’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to the Fund) and/or increase the costs of such transactions, and the Fund may as a result be unable to execute its investment strategies in a manner Artisan Partners might otherwise choose.
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Risks of Emphasizing a Region, Country, Sector or Industry—If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.
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Foreign Sovereign Debt Risks—The Fund's investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner. Sovereign governments may default on their debt obligations for a number of reasons, including social, political, economic and diplomatic changes in countries issuing sovereign debt.
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Futures Contract Risks—The Fund may enter into futures contracts, in which the Fund agrees to buy or sell a security or other asset on a specified future date at a specified price or rate. There are risks associated with futures contracts, including that the success of such an investment strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures; there may not be a liquid secondary market for a futures contract; trading restrictions or limitations may be imposed by an exchange; and government regulations may restrict trading in futures contracts.
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Credit Default Swaps Risks—A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer. Credit default swaps may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” may be obligated to pay the protections “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. When the Fund acts as a buyer of a credit default swap, it may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. When the Fund acts as a seller of a credit default swap, it must pay a buyer the full notional value of the reference obligation, and the Fund may not be profitable if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous time. Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
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Short Position Risks—The risk that an increase in the value of an instrument with respect to which the Fund has established a short position for investment and/or risk management purposes will result in a loss to the Fund.
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Leverage Risks—Certain transactions, including, for example, the use of certain derivatives and borrowing money, can result in leverage. Leverage generally has the effect of increasing the amounts of loss or gain the Fund might realize and creates the likelihood of greater volatility of the value of the Fund’s investments. There is risk of loss in excess of invested capital.
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High Yield Securities (“Junk Bond”) Risks—Fixed income instruments rated below investment grade, or unrated securities that are determined by Artisan Partners to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds.”  These bonds
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are predominantly speculative. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These bonds have a higher degree of default risk and may be less liquid than higher-rated bonds. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of junk bonds generally and less secondary market liquidity. This potential lack of liquidity may make it more difficult for the Fund to accurately value these securities.
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Mortgage-Related and Other Asset-Backed Instruments Risks—Mortgage-related and other asset-backed securities typically provide a monthly payment which consists of both principal and interest. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans (“CMBS”) reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities.
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Government Securities Risks—The Fund invests in securities issued or guaranteed by the US Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by US Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the US Government and no assurance can be given that the US Government would provide financial support.
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Counterparty Risks—The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund. If a counterparty becomes bankrupt or insolvent or otherwise fails to perform its obligations to the Fund due to financial difficulties, the Fund may experience significant losses or delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) from the counterparty.
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Loan Risks—Investments in loans, including floating or adjustable rate loans, are generally subject to the same risks as investments in other types of debt obligations, including, among others, the credit risk of nonpayment of principal and interest. In addition, in many cases loans are subject to the risks associated with below investment grade securities. The Fund may invest in loans made in connection with highly leveraged transactions, which are subject to greater credit and liquidity risks than other types of loans. Although the loans in which the Fund invests may be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan or could recover nothing of what it is owed on the loan. Uncollateralized (i.e., non-secured) loans are subject to greater risk of loss (i.e., nonpayment) in the event of default than secured loans since they do not afford the Fund recourse to collateral. Investments in loans may be difficult to value and may be illiquid, including due to legal or contractual restrictions on resale. Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or meet redemption obligations until a substantial period after the sale of the loans.
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Convertible Securities Risks—Investing in convertible securities subjects the Fund to the risks of debt, but also the risks associated with an investment in the underlying equity security. Convertible securities are frequently issued with a call feature that allows the issuer to choose when to redeem the security, which could result in the Fund being forced to redeem, convert, or sell the convertible security under circumstances unfavorable to the Fund.
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Stressed and Distressed Instruments Risks—Investments in the securities of financially stressed or distressed issuers involve substantial risks, including the risk that all or a portion of principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. As with any issuer, the team’s judgments about the credit quality of a financially stressed or distressed issuer and the relative value of its securities may prove to be wrong.
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Liquidity Risks—Liquidity risk is the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.
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Non-Diversification Risks—As a non-diversified fund, the Fund may invest a larger portion of its assets in securities of a smaller number of issuers than a diversified fund, which means a single issuer’s performance may affect Fund performance more than if the Fund were invested in a larger number of issuers.
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LIBOR Replacement Risks—The coupons on variable and floating rate investments in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate investment is generally based on an interest rate, such as the Secured Overnight Financing Rate ("SOFR"). Some floating or variable rate obligations or investments of a Fund may have previously referenced the London Interbank Offered Rate (“LIBOR”). As a result of benchmark reforms, publication of all LIBOR settings has ceased. Public and private sector actors have worked to establish alternative reference rates, like SOFR or Term SOFR (a forward-looking
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measurement of market expectations of SOFR implied from certain derivatives markets), to be used in place of LIBOR, but it remains uncertain which alternative benchmarks will ultimately emerge as the most prevalent successors and the transition process may lead to an increase in market, operational and valuation uncertainties and volatility.
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Investment in Exchange-Traded Funds (“ETF”) Risks—ETFs generally expose their shareholders to the risks associated with the assets in which the ETF invests. Additionally, as exchange-traded investment vehicles, ETFs may involve market risk, management risk and (for index funds) tracking risk. If the Fund acquires shares of an ETF, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the ETF.
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Private Placement and Restricted Securities Risks—In addition to the general risks to which all securities are subject, securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities, and a liquid secondary market may never develop. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at a favorable time or price. This potential lack of liquidity may make it more difficult for the Fund to accurately value these securities. Issuers of private placements or other restricted securities may include special purpose vehicles (“SPVs”) that hold underlying assets to which the Fund wants to gain exposure. The Fund may have the right to receive payments only from the SPV, and may not have direct rights against the issuer of the underlying assets. Investors in such SPVs generally pay their share of the SPV’s administrative and other expenses, including management fees.
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Small and Medium-Sized Company Risks—Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.
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Valuation Risks—The Fund’s investments are valued in accordance with Artisan Partners’ valuation policies. The valuation of any investment involves inherent uncertainty. The value of a security determined in accordance with the valuation policies may differ materially from the value that could have been realized in an actual sale or transfer for a variety of reasons, including the timing of the transaction and liquidity in the market.
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High Portfolio Turnover Risks —The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with a less active trading strategy. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
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Impact of Actions by Other Shareholders—The Fund, like all funds, pools the investments of many investors. Actions by one investor or multiple investors in the Fund may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.
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Operational and Cybersecurity Risks—Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Performance
This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time. On 2 January 2025, the fair value methodology used to value emerging market debt, as determined by a third party vendor, held by the Fund was changed from using bid pricing to using the midpoint between the bid and ask price. The change resulted in a one-time increase of less than 0.40% in the net asset value for the Fund.
Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.
Calendar Year by Year Total Returns (%)

Highest/Lowest Quarter Returns (%)
During the time period shown in the bar chart.
Highest Quarter	5.47	December 31, 2023
Lowest Quarter	-0.80	September 30, 2023
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Average Annual Total Returns—(For Periods Ended 31 December 2025)
The following table shows the average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended 31 December 2025. The index information is intended to permit you to compare the Fund’s performance to market performance.
After-tax returns are shown only for Investor Shares, and the after-tax returns for Advisor Shares and Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.
For Periods Ended 31 December 2025 (%)
Investor	1-Year	Since Inception	Inception Date
Return before taxes	15.48%	11.81%	April 7, 2022
Return after taxes on distributions	11.93%	7.98%
Return after taxes on distributions and sale of Fund shares	9.02%	7.42%
JP Morgan EMB Hard Currency / Local Currency 50/50 Index (reflects no deduction for fees, expenses or taxes)	15.34%	6.19%
JP Morgan EMBI Global Diversified Index (reflects no deduction for fees, expenses or taxes)	14.30%	6.24%
Advisor
Return before taxes	15.61%	11.90%	April 7, 2022
JP Morgan EMB Hard Currency / Local Currency 50/50 Index (reflects no deduction for fees, expenses or taxes)	15.34%	6.19%
JP Morgan EMBI Global Diversified Index (reflects no deduction for fees, expenses or taxes)	14.30%	6.24%
Institutional
Return before taxes	15.64%	12.00%	April 7, 2022
JP Morgan EMB Hard Currency / Local Currency 50/50 Index (reflects no deduction for fees, expenses or taxes)	15.34%	6.19%
JP Morgan EMBI Global Diversified Index (reflects no deduction for fees, expenses or taxes)	14.30%	6.24%
Updated performance information, including current NAV per share, may be obtained by calling 800.344.1770 or visiting www.artisanpartners.com.
Portfolio Management
Investment Adviser: Artisan Partners
Portfolio Managers	Title	Length of Service
Michael A. Cirami, CFA	Managing Director and Portfolio Manager, Artisan Partners	Since April 2022 (inception)
Sarah C. Orvin, CFA	Managing Director and Portfolio Manager, Artisan Partners	Since April 2022 (inception)
Purchase and Sale of Fund Shares

Minimum Investments	Investor	Advisor	Institutional
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
Minimum balance required	$1,000	$250,000	$1,000,000
The Fund will waive the minimum investment requirements for certain employee benefit plans and certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances.
You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770, by regular mail at Artisan Partners Funds, P.O. Box 219322, Kansas City, MO 64121-9322, or by
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express, certified or registered mail at Artisan Partners Funds, 801 Pennsylvania Ave., Suite 219322, Kansas City, MO 64105-1307. Some redemptions require Medallion signature guarantees.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such tax-advantaged arrangements, you may be subject to tax upon withdrawal from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, the investment adviser and/or the distributor may pay the financial intermediary for the services provided to the Fund and its shareholders. The investment adviser and/or the distributor may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Artisan Floating Rate Fund

Investor: ARTUX |  Advisor: APDUX |  Institutional: APHUX
Investment Objective
The Fund seeks to provide total return through a combination of current income and long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund. The table and expense example do not reflect any transaction fees or commissions that may be charged by a shareholder’s financial intermediary when buying or selling shares.
Shareholder Fees (fees paid directly from your investment)
	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee (as a percentage of amount redeemed or exchanged within 90 days or less)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)1
	Investor	Advisor	Institutional
Management Fees	0.68%	0.68%	0.68%
Distribution (12b-1) Fees	None	None	None
Total Other Expenses	0.87	0.68	0.56
Acquired Fund Fees and Expenses[2]	0.02	0.02	0.02
Total Annual Fund Operating Expenses	1.57	1.38	1.26
Fee Waiver and Expense Reimbursement[3]	0.50	0.41	0.34
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.07	0.97	0.92
1 The Fund’s operating expenses have been restated to reflect a reduction in the expense limit that was effective as of 1 December 2025.
2 “Acquired Fund Fees and Expenses” shown are for the fiscal year ended 30 September 2025 and are indirect expenses the Fund incurred from the Fund’s investment in one or more money market funds (acquired funds). To the extent that the Fund invests in acquired funds, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the table above may not match the ratios of expenses to average net assets shown in the “Financial Highlights” in the Fund’s prospectus, since the Financial Highlights reflect the operating expenses of the Fund and do not include fees and expenses of acquired funds.
3 Artisan Partners Limited Partnership, the Fund’s investment adviser (“Artisan Partners”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause total annual fund operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, acquired fund fees and expenses, borrowing costs such as dividends on securities sold short, and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed 1.05% of the average daily net assets of Investor Shares, 0.95% of the average daily net assets of Advisor Shares and 0.90% of the average daily net assets of Institutional Shares. This contract continues through 31 January 2027. Prior to 1 December 2025, the expense limit, as a percentage of average daily net assets, was 1.20%, 1.10% and 1.05% for Investor Shares, Advisor Shares and Institutional Shares, respectively.
Expense Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor	$109	$447	$808	$1,825
Advisor	$99	$397	$716	$1,622
Institutional	$94	$366	$659	$1,493
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 92.03% of the average value of its portfolio.
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Principal Investment Strategies
The Fund seeks to invest in issuers with high quality business models that have compelling risk-adjusted return characteristics. The Fund employs a fundamental investment process to construct a diversified portfolio comprised primarily of floating rate debt instruments that are attractively valued, including, without limitation, floating rate leveraged loans, which could include, among other types of loans, senior secured loans, unsecured loans, second lien loans, bridge loans and junior loans.
The Fund’s investment team’s research process has four primary pillars:
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Business Quality—The team uses a variety of sources to understand the resiliency of an issuer’s business model. The team analyzes the general health of the industry in which an issuer operates, the issuer’s competitive position, barriers to entry, the dynamics of industry participants, and the decision-making history of the issuer’s management and, when applicable, financial equity sponsor. As part of the team’s analysis of a company’s business quality, among other factors, the team considers certain environmental, social and governance (“ESG”) factors relating to the company. These ESG factors may include the impact of environmental regulatory change, the use of human, natural and physical resources and corporate governance structures and practices. When the team deems a factor material to the value of a company, the team incorporates it into its decision-making process.
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Financial Strength and Flexibility—The team believes that analyzing the history and trend of free cash flow generation is critical to understanding an issuer’s financial health. The team’s financial analysis also considers an issuer’s capital structure, refinancing options, asset or collateral coverage, financial covenants, amortization schedules and overall financial transparency.
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Downside Analysis—The team believes that credit instruments by their nature have an asymmetric risk profile. The risk of loss is often greater than the potential for gain, particularly when looking at below investment grade issuers. The team seeks to manage this risk with what it believes to be conservative financial projections that account for industry position, competitive dynamics and positioning within the capital structure.
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Value Identification—The team uses multiple metrics to determine the value of an investment opportunity. The team looks for credit improvement potential, relative value within an issuer’s capital structure and against industry peers, catalysts for business improvement and potential value stemming from market or industry dislocations and/or mergers and acquisitions (“M&A”).
Under normal circumstances, the Fund will invest no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in floating rate debt instruments and other investments that are the economic equivalent of floating rate debt instruments or enable the Fund to achieve a floating rate of income. Floating rate debt instruments for this purpose are those debt obligations of companies or other entities that have (a) interest at rates that adjust periodically, often, though not necessarily, based on a benchmark rate plus a premium or spread over the benchmark rate, or (b) maturities of six months or less even if the interest rates do not adjust periodically. The benchmark rate usually is the Prime Rate, Secured Overnight Funding Rate (“SOFR”), the Federal Reserve federal funds rate, or other base lending rates used by commercial lenders. In addition, fixed-rate investments with respect to which the Fund has entered into derivative instruments, such as, for example, interest rate swaps, to effectively convert the fixed-rate interest payments into floating or adjustable rate interest payments; exchange-traded funds (“ETFs”) or notes that provide exposure to floating or adjustable rate loans or obligations; and cash and cash equivalents (for example, money market funds) are examples of other investments considered by the Fund to be eligible for the purpose of satisfying the 80% policy.
Under normal circumstances, the Fund will invest primarily in instruments that are rated, at the time of purchase, below investment grade (below BBB- by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”) or below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”)), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or unrated but determined by Artisan Partners to be of comparable quality, commonly known as “junk bonds.”  Although the Fund expects to primarily invest in instruments that are rated below investment grade (or unrated but determined by Artisan Partners to be of comparable quality) at the time of purchase, the Fund may invest without limit in instruments of any credit quality, including investment grade instruments and securities of stressed or distressed issuers. The Fund may invest in debt securities of any maturity.
The Fund may invest without limit in securities and other instruments of US and non-US issuers, including issuers economically tied to “emerging market” countries, securities traded principally outside of the United States, and securities denominated in currencies other than the US dollar. The Fund usually seeks (but is not required) to hedge against the risk of loss resulting from currency fluctuation.
In addition to floating rate debt instruments, the Fund also may invest in other corporate fixed income instruments of varying maturities, including fixed-rate instruments, debentures, notes, commercial paper and other types of corporate debt instruments across the credit quality spectrum, such as stressed and distressed debt securities. The Fund may invest in private placements and other restricted securities (i.e., securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws). The Fund also may invest in ETFs.
The Fund may use derivatives for investment, duration management or hedging purposes, or with the purpose or effect of creating investment leverage. The Fund may also use derivatives to manage liquidity risk. The Fund’s investments in derivative instruments may include investments in, among other instruments, futures contracts, swap contracts and certain currency instruments such as currency forward contracts and currency swap contracts.
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Principal Risks
Like all funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The Fund’s principal risks include:
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Market Risks—Markets may perform poorly and the securities in which the Fund invests may underperform the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions, intervention and/or policies, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic, political, regulatory or other news.
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Active Management Risks—The success of the Fund is dependent on the team’s investment decisions, which are based, in part, on the research process employed by the team. The portfolio securities selected by the team may decline in value or not increase in value when the market indices, including relevant benchmark indices, are rising, in which case the Fund could experience losses regardless of the performance of the market indices. When the team considers ESG factors in its research process, the Fund may forgo certain investment opportunities and underperform funds that do not consider ESG factors.
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Loan Risks—Investments in loans, including floating or adjustable rate loans, are generally subject to the same risks as investments in other types of debt obligations, including, among others, the credit risk of nonpayment of principal and interest. In addition, in many cases loans are subject to the risks associated with below investment grade securities. The Fund may invest in loans made in connection with highly leveraged transactions, which are subject to greater credit and liquidity risks than other types of loans. Although the loans in which the Fund invests may be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan or could recover nothing of what it is owed on the loan. Uncollateralized (i.e., non-secured) loans are subject to greater risk of loss (i.e., nonpayment) in the event of default than secured loans since they do not afford the Fund recourse to collateral. Investments in loans may be difficult to value and may be illiquid, including due to legal or contractual restrictions on resale. Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or meet redemption obligations until a substantial period after the sale of the loans.
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Credit Risks—An issuer or counterparty may fail to pay its obligations to the Fund when they are due. Financial strength and solvency (or the perceived financial strength or solvency) of an issuer are the primary factors influencing credit risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower quality debt, including loans, tend to be particularly sensitive to these changes.
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High Yield Securities (“Junk Bond”) Risks—Fixed income instruments rated below investment grade, or unrated securities that are determined by Artisan Partners to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds.”  These bonds are predominantly speculative. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These bonds have a higher degree of default risk and may be less liquid than higher-rated bonds. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of junk bonds generally and less secondary market liquidity. This potential lack of liquidity may make it more difficult for the Fund to accurately value these securities.
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Interest Rate Risks—Interest rate risk is the risk that fixed income securities and other instruments in the Fund’s portfolio will fluctuate in value because of changes, or the anticipation of changes, in interest rates. In particular, during periods of rising interest rates, the values of such securities may decline and may result in losses to the Fund. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of the Fund’s investments to decline. Interest rate changes can be sudden and unpredictable, and the Fund may experience losses as a result of movements in interest rates. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile in response to changing interest rates.
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Debt Securities Risks—The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. Investments in debt securities are subject to, among other risks, credit risk, interest rate risk and high yield securities (“junk bond”) risk, as described above.
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Liquidity Risks—Liquidity risk is the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.
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Valuation Risks—The Fund’s investments are valued in accordance with Artisan Partners’ valuation policies. The valuation of any investment involves inherent uncertainty. The value of a security determined in accordance with the valuation policies may differ materially from the value that could have been realized in an actual sale or transfer for a variety of reasons, including the timing of the transaction and liquidity in the market.
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Stressed and Distressed Instruments Risks—Investments in the securities of financially stressed or distressed issuers involve substantial risks, including the risk that all or a portion of principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. As with any issuer, the team’s judgments about the credit quality of a financially stressed or distressed issuer and the relative value of its securities may prove to be wrong.
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Futures Contract Risks—The Fund may enter into futures contracts, in which the Fund agrees to buy or sell a security or other asset on a specified future date at a specified price or rate. There are risks associated with futures contracts, including that the success of such an investment strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures; there may not be a liquid secondary market for a futures contract; trading restrictions or limitations may be imposed by an exchange; and government regulations may restrict trading in futures contracts.
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Counterparty Risks—The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund. If a counterparty becomes bankrupt or insolvent or otherwise fails to perform its obligations to the Fund due to financial difficulties, the Fund may experience significant losses or delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) from the counterparty.
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Foreign Investing Risks—Foreign securities may underperform US securities and may be more volatile than US securities. Risks relating to investments in foreign securities and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates, unfavorable economic practices, political instability and expropriation and nationalization risks.
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Emerging and Developing Markets Risks—Investment risks typically are greater in emerging and less developed markets, including “frontier markets”, which are a subset of emerging markets and less developed markets that, generally, have smaller economies and less mature capital markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight. Such risks may be greater in frontier markets.
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Currency Risks—Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the US dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the US dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.
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Private Placement and Restricted Securities Risks—In addition to the general risks to which all securities are subject, securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities, and a liquid secondary market may never develop. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at a favorable time or price. This potential lack of liquidity may make it more difficult for the Fund to accurately value these securities. Issuers of private placements or other restricted securities may include special purpose vehicles (“SPVs”) that hold underlying assets to which the Fund wants to gain exposure. The Fund may have the right to receive payments only from the SPV, and may not have direct rights against the issuer of the underlying assets. Investors in such SPVs generally pay their share of the SPV’s administrative and other expenses, including management fees.
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Leverage Risks—Certain transactions, including, for example, the use of certain derivatives and borrowing money, can result in leverage. Leverage generally has the effect of increasing the amounts of loss or gain the Fund might realize and creates the likelihood of greater volatility of the value of the Fund’s investments. There is risk of loss in excess of invested capital.
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LIBOR Replacement Risks—The coupons on variable and floating rate investments in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate investment is generally based on an interest rate, such as the Secured Overnight Financing Rate ("SOFR"). Some floating or variable rate obligations or investments of a Fund may have previously referenced the London Interbank Offered Rate (“LIBOR”). As a result of benchmark reforms, publication of all LIBOR settings has ceased. Public and private sector actors have worked to establish alternative reference rates, like SOFR or Term SOFR (a forward-looking
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measurement of market expectations of SOFR implied from certain derivatives markets), to be used in place of LIBOR, but it remains uncertain which alternative benchmarks will ultimately emerge as the most prevalent successors and the transition process may lead to an increase in market, operational and valuation uncertainties and volatility.
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Investment in Exchange-Traded Funds (“ETF”) Risks—ETFs generally expose their shareholders to the risks associated with the assets in which the ETF invests. Additionally, as exchange-traded investment vehicles, ETFs may involve market risk, management risk and (for index funds) tracking risk. If the Fund acquires shares of an ETF, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the ETF.
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Convertible Securities Risks—Investing in convertible securities subjects the Fund to the risks of debt, but also the risks associated with an investment in the underlying equity security. Convertible securities are frequently issued with a call feature that allows the issuer to choose when to redeem the security, which could result in the Fund being forced to redeem, convert, or sell the convertible security under circumstances unfavorable to the Fund.
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Derivatives Risks—A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates or indexes. These instruments include, among others, participation certificates, credit default swaps, currency forward contracts, currency swap contracts and other swap agreements and similar instruments. The Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by Artisan Partners.
In addition to the risks of an adverse change in the value of the underlying reference asset, the Fund’s use of derivatives, including, but not limited to, over-the-counter (“OTC”) derivatives, involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage and may be highly volatile, and the Fund could lose more than the amount it invests, especially in unusual or extreme market conditions. Derivatives may be difficult to value and highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.
US and non-US legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), have resulted in, and may in the future result in, new regulation of derivative instruments and the Fund’s use of such instruments. New regulations could, among other things, restrict the Fund’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to the Fund) and/or increase the costs of such transactions, and the Fund may as a result be unable to execute its investment strategies in a manner Artisan Partners might otherwise choose.
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Government Securities Risks—The Fund invests in securities issued or guaranteed by the US Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by US Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the US Government and no assurance can be given that the US Government would provide financial support.
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Risks of Emphasizing a Region, Country, Sector or Industry—If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.
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Impact of Actions by Other Shareholders—The Fund, like all funds, pools the investments of many investors. Actions by one investor or multiple investors in the Fund may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.
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Operational and Cybersecurity Risks—Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Performance
This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.
Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.
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Calendar Year by Year Total Returns (%)

Highest/Lowest Quarter Returns (%)
During the time period shown in the bar chart.
Highest Quarter	4.23	September 30, 2023
Lowest Quarter	-4.28	June 30, 2022
Average Annual Total Returns—(For Periods Ended 31 December 2025)
The following table shows the average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended 31 December 2025. The index information is intended to permit you to compare the Fund’s performance to market performance.
After-tax returns are shown only for Investor Shares, and the after-tax returns for Advisor Shares and Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.
For Periods Ended 31 December 2025 (%)
Investor	1-Year	Since Inception	Inception Date
Return before taxes	6.30%	5.98%	December 1, 2021
Return after taxes on distributions	3.20%	2.95%
Return after taxes on distributions and sale of Fund shares	3.67%	3.23%
S&P UBS Leverage Loan Index (reflects no deduction for fees, expenses or taxes)	5.94%	6.64%
ICE BofA US Broad Market Index (reflects no deduction for fees, expenses or taxes)	7.15%	-0.20%
Advisor
Return before taxes	6.30%	6.06%	December 1, 2021
S&P UBS Leverage Loan Index (reflects no deduction for fees, expenses or taxes)	5.94%	6.64%
ICE BofA US Broad Market Index (reflects no deduction for fees, expenses or taxes)	7.15%	-0.20%
Institutional
Return before taxes	6.46%	6.11%	December 1, 2021
S&P UBS Leverage Loan Index (reflects no deduction for fees, expenses or taxes)	5.94%	6.64%
ICE BofA US Broad Market Index (reflects no deduction for fees, expenses or taxes)	7.15%	-0.20%
Updated performance information, including current NAV per share, may be obtained by calling 800.344.1770 or visiting www.artisanpartners.com.
Portfolio Management
Investment Adviser: Artisan Partners
Portfolio Managers	Title	Length of Service
Bryan C. Krug, CFA	Managing Director and Lead Portfolio Manager, Artisan Partners	Since December 2021 (inception)
Seth B. Yeager, CFA	Portfolio Manager, Artisan Partners	Since December 2021 (inception)
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Purchase and Sale of Fund Shares

Minimum Investments	Investor	Advisor	Institutional
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
Minimum balance required	$1,000	$250,000	$1,000,000
The Fund will waive the minimum investment requirements for certain employee benefit plans and certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances.
You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770, by regular mail at Artisan Partners Funds, P.O. Box 219322, Kansas City, MO 64121-9322, or by express, certified or registered mail at Artisan Partners Funds, 801 Pennsylvania Ave., Suite 219322, Kansas City, MO 64105-1307. Some redemptions require Medallion signature guarantees.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such tax-advantaged arrangements, you may be subject to tax upon withdrawal from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, the investment adviser and/or the distributor may pay the financial intermediary for the services provided to the Fund and its shareholders. The investment adviser and/or the distributor may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Artisan Focus Fund

Investor: ARTTX |  Advisor: APDTX |  Institutional: APHTX
Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund. The table and expense example do not reflect any transaction fees or commissions that may be charged by a shareholder’s financial intermediary when buying or selling shares.
Shareholder Fees (fees paid directly from your investment)
	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Advisor	Institutional
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	None	None
Total Other Expenses[1]	0.36	0.15	0.07
Total Annual Fund Operating Expenses	1.36	1.15	1.07
Fee Waiver and Expense Reimbursement	0.00[2]	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.36	1.15	1.07
1 “Other Expenses” include  “Acquired Fund Fees and Expenses,” which were less than 0.01% of the average net assets of the Fund. “Acquired Fund Fees and Expenses” are indirect expenses the Fund incurred from the Fund’s investment in one or more money market funds (acquired funds). To the extent that the Fund invests in acquired funds, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the table above may not match the ratios of expenses to average net assets shown in the “Financial Highlights” in the Fund’s prospectus, since the Financial Highlights reflect the operating expenses of the Fund and do not include fees and expenses of acquired funds.
2 Artisan Partners Limited Partnership, the Fund's investment adviser (“Artisan Partners”), contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause total annual fund operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, acquired fund fees and expenses, borrowing costs such as dividends on securities sold short, and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed 1.50% of the average daily net assets of Investor Shares. This contract continues through 31 January 2027.
Expense Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor	$138	$431	$745	$1,635
Advisor	$117	$365	$633	$1,398
Institutional	$109	$340	$590	$1,306
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 245.77% of the average value of its portfolio.
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Principal Investment Strategies
The Fund’s investment approach is based on idea generation, a systematic framework for analyzing companies and proactive risk management. Utilizing this approach, the team seeks to construct a focused portfolio designed to maximize alpha while limiting downside risk over the long term.
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Idea Generation—The team believes a key element in alpha generation is finding areas where the team’s views on industry fundamentals differ from consensus estimates. In this pursuit, the team seeks to identify inflections in multi-year trends which may be caused by changes in supply/demand dynamics, societal behavior, market conditions, technology, laws/regulations and business models, among other variables. The team believes these inflections are often misunderstood by market participants, and can lead to meaningful re-evaluations of industries and companies. Identifying themes helps the team develop a focused universe of companies to analyze more thoroughly. The team will also consider compelling idiosyncratic positions that are a good fit based on the team’s rigorous fundamental analysis.
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Systematic Analytical Framework—The team applies a systematic framework for analyzing companies across sectors and themes, creating a repeatable and methodical decision-making process. The team’s proprietary company models focus on multi-year earnings power differentiation, expected outcome scenario analysis, return on invested capital and discounted cash flow valuations. Visual outputs are then produced through the firm's internally developed technology solutions, allowing the team to consistently evaluate positions across the portfolio.
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Proactive Risk Management—The team incorporates risk management into all stages of its investment process. Metrics evaluated include crowding, correlation, volatility, stress tests, liquidity, factor analysis and macro drivers, all of which inform portfolio construction and position sizing. The team also uses various instruments, such as options, in an effort to magnify alpha and minimize downside.
The Fund invests in common stocks and other equity securities of companies across a broad capitalization range. There are no restrictions on the market capitalizations of the companies in which the Fund may invest. The Fund is non-diversified, which means that it may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, a high percentage of the Fund’s total assets may be invested in a particular company, sector or industry. As part of the investment process, the team considers financially material environmental, social and governance factors alongside other fundamental research.
The Fund may invest up to 50% of its total assets at market value at the time of purchase in securities of non-US companies (including depositary receipts). The Fund’s investments in non-US securities may include investments in developed markets, as well as emerging and less developed markets. The Fund usually seeks (but is not required) to hedge against the risk of loss resulting from currency fluctuation. The Fund may invest in equity-linked securities that provide economic exposure to a security of one or more non-US companies without direct investment in the underlying securities (called “participation certificates” in the Fund’s prospectus, but may be called different names). The Fund also invests in exchange-traded funds (“ETFs”).
The Fund also uses derivatives, such as options. The Fund may use derivatives for any purpose consistent with its investment objective, including, without limitation, to improve expected risk-adjusted returns and to obtain economic exposure to certain issuers. The Fund may implement short positions, including through the use of derivative instruments, or through short sales of instruments that are eligible investments for the Fund and generally intends to use short positions to reduce exposure to certain risks and for hedging purposes. The Fund intends to use all or a portion of the proceeds from its short positions to take additional long positions or otherwise use in a manner consistent with its investment guidelines. The Fund also may borrow money for investment purposes, including to purchase additional securities.
The Fund may invest in real estate investment trusts (“REITs”). The Fund may also invest to a limited extent in debt securities (including securities rated below investment grade (below BBB- by Standard & Poor’s Financial Services LLC (“S&P”) or Fitch Ratings Inc. (“Fitch”) or below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”)), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or unrated but determined by Artisan Partners to be of comparable quality), commonly known as “junk bonds,” and convertible debt securities of US or non-US issuers that meet the Fund’s investment criteria. The Fund may invest in debt securities of any maturity or duration.
As a result of the Fund's use of derivatives, the Fund may hold significant amounts of short-term investments, including cash and cash equivalents. The Fund may also maintain a significant portion of its total assets in cash from time to time in response to adverse market, economic, political or other conditions. In addition, cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities, may cause the Fund's cash position to be larger or smaller. If the Fund holds a significant portion of its assets in cash, its ability to meet its investment objective and/or the Fund's performance may be adversely affected.
Principal Risks
Like all funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The Fund’s principal risks include:
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Market Risks—Markets may perform poorly and the securities in which the Fund invests may underperform the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions, intervention and/or policies, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic, political, regulatory or other news.
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Active Management Risks—The success of the Fund is dependent on the team’s investment decisions, which are based, in part, on the research process employed by the team. The portfolio securities selected by the team may decline in value or not increase in value when the market indices, including relevant benchmark indices, are rising, in which case the Fund could experience losses regardless of the performance of the market indices. When the team considers environmental, social and governance factors in its research process, the Fund may forgo certain investment opportunities and underperform funds that do not consider environmental, social and governance factors.
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Non-Diversification Risks—As a non-diversified fund, the Fund may invest a larger portion of its assets in securities of a smaller number of issuers than a diversified fund, which means a single issuer’s performance may affect Fund performance more than if the Fund were invested in a larger number of issuers.
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Risks of Emphasizing a Region, Country, Sector or Industry—If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.
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Growth Investing Risks—Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the team anticipated.
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Value Investing Risks—Value stocks may fall out of favor with investors and underperform other asset types during given periods. The price of a company’s stock may never reach the level that the team considers its intrinsic value.
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Options Risks—An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (in the case of a “call option”) or sell (in the case of a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). Investments in options may also have the effect of creating leverage, in that they may expose the Fund to greater gains and losses than the amount of associated capital invested. Options held by the Fund may be more volatile than other types of assets. If a put or call option purchased by the Fund were to expire without being sold or exercised, its premium paid would represent a loss to the Fund. To the extent that the Fund writes or sells an option, it will be exposed to the risk that it may be required to buy or sell the underlying security at a disadvantageous price on or before the option’s expiration date. The Fund may face substantial losses in connection with any options that it writes.
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High Portfolio Turnover Risks —The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with a less active trading strategy. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
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Foreign Investing Risks—Foreign securities may underperform US securities and may be more volatile than US securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.
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Emerging and Developing Markets Risks—Investment risks typically are greater in emerging and less developed markets, including “frontier markets”, which are a subset of emerging markets and less developed markets that, generally, have smaller economies and less mature capital markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight. Such risks may be greater in frontier markets.
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Leverage Risks—Certain transactions, including, for example, the use of certain derivatives and borrowing money, can result in leverage. Leverage generally has the effect of increasing the amounts of loss or gain the Fund might realize and creates the likelihood of greater volatility of the value of the Fund’s investments. There is risk of loss in excess of invested capital.
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Currency Risks—Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the US dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may
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include exposure through US dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the US dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.
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Small and Medium-Sized Company Risks—Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.
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Participation Certificate Risks—Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.
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Investment in Exchange-Traded Funds (“ETF”) Risks—ETFs generally expose their shareholders to the risks associated with the assets in which the ETF invests. Additionally, as exchange-traded investment vehicles, ETFs may involve market risk, management risk and (for index funds) tracking risk. If the Fund acquires shares of an ETF, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the ETF.
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REIT Risks—Investing in REITs may subject the Fund to certain risks associated with a REIT’s direct investment in real property and real-estate related loans. A REIT that invests in real estate-related loans may be affected by the quality of the credit extended and interest rate risk, is dependent on specialized management skills, is subject to risks inherent in financing a limited number of properties, and may be subject to defaults by borrowers and to self-liquidations.
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Short Position Risks—The risk that an increase in the value of an instrument with respect to which the Fund has established a short position for investment and/or risk management purposes will result in a loss to the Fund.
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Debt Securities Risks—The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. In general, the value of a debt security will fall in response to increases in interest rates. The Fund may invest in debt securities without considering the maturity of the instrument. The value of a security with a longer duration will be more sensitive to changes in interest rates than a similar security with a shorter duration. As a result, changes in interest rates in the US and outside the US may affect the Fund’s debt investments unfavorably.
Debt securities in which the Fund invests may be rated below investment grade or unrated securities that are determined by Artisan Partners to be of comparable quality. Debt securities of below investment grade quality are high yield, high risk bonds, commonly known as “junk bonds.”  These bonds are predominantly speculative. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These bonds have a higher degree of default risk, may be less liquid and may be subject to greater price volatility than higher-rated bonds.
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Convertible Securities Risks—Investing in convertible securities subjects the Fund to the risks of debt, but also the risks associated with an investment in the underlying equity security. Convertible securities are frequently issued with a call feature that allows the issuer to choose when to redeem the security, which could result in the Fund being forced to redeem, convert, or sell the convertible security under circumstances unfavorable to the Fund.
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Impact of Actions by Other Shareholders—The Fund, like all funds, pools the investments of many investors. Actions by one investor or multiple investors in the Fund may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.
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Operational and Cybersecurity Risks—Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Performance
This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.
Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.
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Calendar Year by Year Total Returns (%)

Highest/Lowest Quarter Returns (%)
During the time period shown in the bar chart.
Highest Quarter	20.24	June 30, 2020
Lowest Quarter	-15.87	June 30, 2022
Average Annual Total Returns—(For Periods Ended 31 December 2025)
The following table shows the average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended 31 December 2025. The index information is intended to permit you to compare the Fund’s performance to market performance.
After-tax returns are shown only for Investor Shares, and the after-tax returns for Advisor Shares and Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.
For Periods Ended 31 December 2025 (%)
Investor	1-Year	5-Year	Since Inception	Inception Date
Return before taxes	19.89%	10.77%	17.76%	April 24, 2017
Return after taxes on distributions	18.01%	8.14%	15.08%
Return after taxes on distributions and sale of Fund shares	11.80%	7.26%	13.43%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.87%
Advisor
Return before taxes	20.15%	10.97%	14.63%	July 31, 2018
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.57%
Institutional
Return before taxes	20.21%	11.07%	14.03%	February 3, 2020
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	15.19%
Updated performance information, including current NAV per share, may be obtained by calling 800.344.1770 or visiting www.artisanpartners.com.
Portfolio Management
Investment Adviser: Artisan Partners
Portfolio Manager	Title	Length of Service
Christopher P. Smith	Managing Director and Portfolio Manager, Artisan Partners	Since April 2017 (inception)
Purchase and Sale of Fund Shares

Minimum Investments	Investor	Advisor	Institutional
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
Minimum balance required	$1,000	$250,000	$1,000,000
The Fund will waive the minimum investment requirements for certain employee benefit plans and certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances.
You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770, by regular mail at Artisan Partners Funds, P.O. Box 219322, Kansas City, MO 64121-9322, or by
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express, certified or registered mail at Artisan Partners Funds, 801 Pennsylvania Ave., Suite 219322, Kansas City, MO 64105-1307. Some redemptions require Medallion signature guarantees.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such tax-advantaged arrangements, you may be subject to tax upon withdrawal from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, the investment adviser and/or the distributor may pay the financial intermediary for the services provided to the Fund and its shareholders. The investment adviser and/or the distributor may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Artisan Global Discovery Fund

Investor: APFDX |  Advisor: APDDX |  Institutional: APHDX
Investment Objective
The Fund seeks long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund. The table and expense example do not reflect any transaction fees or commissions that may be charged by a shareholder’s financial intermediary when buying or selling shares.
Shareholder Fees (fees paid directly from your investment)
	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Advisor	Institutional
Management Fees	0.97%	0.97%	0.97%
Distribution (12b-1) Fees	None	None	None
Total Other Expenses[1]	0.47	0.47	0.13
Total Annual Fund Operating Expenses	1.44	1.44	1.10
Fee Waiver and Expense Reimbursement[2]	0.03	0.13	0.00
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.41	1.31	1.10
1 “Other Expenses” include  “Acquired Fund Fees and Expenses,” which were less than 0.01% of the average net assets of the Fund. “Acquired Fund Fees and Expenses” are indirect expenses the Fund incurred from the Fund’s investment in one or more money market funds (acquired funds). To the extent that the Fund invests in acquired funds, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the table above may not match the ratios of expenses to average net assets shown in the “Financial Highlights” in the Fund’s prospectus, since the Financial Highlights reflect the operating expenses of the Fund and do not include fees and expenses of acquired funds.
2 Artisan Partners Limited Partnership, the Fund’s investment adviser (“Artisan Partners”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause total annual fund operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, acquired fund fees and expenses, borrowing costs such as dividends on securities sold short, and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed 1.40% of the average daily net assets of Investor Shares, 1.30% of the average daily net assets of Advisor Shares and 1.25% of the average daily net assets of Institutional Shares. This contract continues through 31 January 2027.
Expense Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor	$144	$453	$784	$1,722
Advisor	$133	$443	$775	$1,713
Institutional	$112	$350	$606	$1,340
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67.34% of the average value of its portfolio.
Principal Investment Strategies
The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of US and non-US growth companies across a broad capitalization range. The team seeks to invest in companies that it believes possess franchise characteristics, are
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benefiting from an accelerating profit cycle and are trading at a discount to its estimate of private market value. The Fund’s investment process focuses on two distinct elements—security selection and capital allocation. The team overlays its investment process with sustainability considerations and broad knowledge of the global economy.
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Security Selection—The team seeks to identify companies that have franchise characteristics (e.g., low cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name), are benefiting from an accelerating profit cycle and are trading at a discount to the team’s estimate of private market value. The team looks for companies that are well positioned for long-term growth, which is driven by demand for their products and services at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the emerging profit cycle.
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Capital Allocation—Based on the team’s fundamental analysis of a company’s profit cycle, it divides the portfolio into three parts. GardenSM investments are small positions in the early part of their profit cycle that may warrant more sizeable allocations as their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because the team believes they are moving through the strongest part of their profit cycles. HarvestSM investments are positions that are being reduced as they near the team’s estimates of full valuation or their profit cycles begin to decelerate.
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Sustainability Considerations—The team employs a framework in assessing material sustainability exposures that informs its security selection and capital allocation process.
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Broad Knowledge—The team overlays the security selection and capital allocation elements of its investment process with a desire to invest opportunistically across the entire global economy. The team seeks broad knowledge of the global economy in order to position it to find growth wherever it occurs.
The Fund primarily invests in common stocks and other equity securities of US and non-US companies, including depositary receipts. The Fund’s investments in non-US securities may include investments in developed markets, as well as emerging and less developed markets.
The Fund generally focuses on mid-cap companies; however, there are no restrictions on the market capitalizations of the companies in which the Fund may invest.
The Fund may invest to a limited extent in equity-linked securities that provide economic exposure to a security of one or more non-US companies without direct investment in the underlying securities (called “participation certificates” in the Fund’s prospectus, but may be called different names by issuers).
Principal Risks
Like all funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The Fund’s principal risks include:
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Market Risks—Markets may perform poorly and the securities in which the Fund invests may underperform the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions, intervention and/or policies, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic, political, regulatory or other news.
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Active Management Risks—The success of the Fund is dependent on the team’s investment decisions, which are based, in part, on the research process employed by the team. The portfolio securities selected by the team may decline in value or not increase in value when the market indices, including relevant benchmark indices, are rising, in which case the Fund could experience losses regardless of the performance of the market indices. When the team considers material sustainability exposures in its research process, the Fund may forgo certain investment opportunities and underperform funds that do not consider similar factors.
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Foreign Investing Risks—Foreign securities may underperform US securities and may be more volatile than US securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.
■
Emerging and Developing Markets Risks—Investment risks typically are greater in emerging and less developed markets, including “frontier markets”, which are a subset of emerging markets and less developed markets that, generally, have smaller economies and less mature capital markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in
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many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight. Such risks may be greater in frontier markets.
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Geopolitical Risks—Geopolitical events adversely affect global economies and securities markets, subjecting the Fund's investments to related risks. War, terrorism, global health crises and pandemics, sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on the US and world economies and markets generally. For example, military action by Russia in Ukraine, conflicts in the Middle East, US action in Venezuela and similar events and conflicts around the globe could affect the value of the Fund's investments, including beyond the Fund's direct exposure to issuers in the relevant countries or nearby geographic regions. In addition, the US has in the past imposed economic sanctions on certain countries, which may consist of asset freezes, restrictions on dealings in debt and equity, and certain industry-specific restrictions. Sanctions impair the ability of the Fund to buy, sell, receive or deliver those securities and/or assets that are subject to the sanctions, and the extent and duration of sanctions, and resulting market disruptions, are impossible to predict and could be substantial.
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Currency Risks—Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the US dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through US dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the US dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.
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Small and Medium-Sized Company Risks—Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.
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Growth Investing Risks—Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the team anticipated.
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Risks of Emphasizing a Region, Country, Sector or Industry—If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.
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Participation Certificate Risks—Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.
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Impact of Actions by Other Shareholders—The Fund, like all funds, pools the investments of many investors. Actions by one investor or multiple investors in the Fund may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.
■
Operational and Cybersecurity Risks—Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Performance
This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.
Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.
Calendar Year by Year Total Returns (%)

Highest/Lowest Quarter Returns (%)
During the time period shown in the bar chart.
Highest Quarter	30.32	June 30, 2020
Lowest Quarter	-20.46	June 30, 2022
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Average Annual Total Returns—(For Periods Ended 31 December 2025)
The following table shows the average annual total returns (before and after taxes) and the change in value of two broad-based market indices over various periods ended 31 December 2025. The index information is intended to permit you to compare the Fund’s performance to broad measures of market performance.
After-tax returns are shown only for Investor Shares, and the after-tax returns for Advisor Shares and Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.
For Periods Ended 31 December 2025 (%)
Investor	1-Year	5-Year	Since Inception	Inception Date
Return before taxes	11.80%	3.87%	12.20%	August 21, 2017
Return after taxes on distributions	7.37%	2.58%	11.24%
Return after taxes on distributions and sale of Fund shares	10.03%	2.92%	9.96%
MSCI ACWI (All Country World Index) Small Mid Cap Index (reflects no deduction for fees, expenses or taxes)	19.29%	7.28%	8.44%
MSCI ACWI (All Country World Index) Index (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	11.48%
Advisor
Return before taxes	11.89%	3.97%	9.92%	February 3, 2020
MSCI ACWI (All Country World Index) Small Mid Cap Index (reflects no deduction for fees, expenses or taxes)	19.29%	7.28%	9.13%
MSCI ACWI (All Country World Index) Index (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	12.37%
Institutional
Return before taxes	12.12%	4.19%	10.13%	February 3, 2020
MSCI ACWI (All Country World Index) Small Mid Cap Index (reflects no deduction for fees, expenses or taxes)	19.29%	7.28%	9.13%
MSCI ACWI (All Country World Index) Index (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	12.37%
Updated performance information, including current NAV per share, may be obtained by calling 800.344.1770 or visiting www.artisanpartners.com.
Portfolio Management
Investment Adviser: Artisan Partners
Portfolio Managers	Title	Length of Service
Jason L. White, CFA	Managing Director and Lead Portfolio Manager, Artisan Partners	Since August 2017 (inception)
James D. Hamel, CFA	Managing Director and Portfolio Manager, Artisan Partners	Since August 2017 (inception)
Matthew H. Kamm, CFA[1]	Managing Director and Portfolio Manager, Artisan Partners	Since August 2017 (inception)
Jay C. Warner, CFA	Managing Director and Portfolio Manager, Artisan Partners	Since January 2022
Angela S. Wu	Managing Director and Portfolio Manager, Artisan Partners	Since February 2026
1 Mr. Kamm will step down as Portfolio Manager of the Fund effective 31 December 2026. Mr. Kamm will remain an active member of the Artisan Partners Growth Team in an advisory capacity as a Managing Director.
Purchase and Sale of Fund Shares

Minimum Investments	Investor	Advisor	Institutional
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
Minimum balance required	$1,000	$250,000	$1,000,000
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The Fund will waive the minimum investment requirements for certain employee benefit plans and certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances.
You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770, by regular mail at Artisan Partners Funds, P.O. Box 219322, Kansas City, MO 64121-9322, or by express, certified or registered mail at Artisan Partners Funds, 801 Pennsylvania Ave., Suite 219322, Kansas City, MO 64105-1307. Some redemptions require Medallion signature guarantees.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such tax-advantaged arrangements, you may be subject to tax upon withdrawal from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, the investment adviser and/or the distributor may pay the financial intermediary for the services provided to the Fund and its shareholders. The investment adviser and/or the distributor may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Artisan Global Equity Fund

Investor: ARTHX |  Advisor: APDHX |  Institutional: APHHX
Investment Objective
The Fund seeks long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund. The table and expense example do not reflect any transaction fees or commissions that may be charged by a shareholder’s financial intermediary when buying or selling shares.
Shareholder Fees (fees paid directly from your investment)
	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Advisor	Institutional
Management Fees	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	None	None	None
Total Other Expenses	0.45	0.77	0.20
Total Annual Fund Operating Expenses	1.35	1.67	1.10
Fee Waiver and Expense Reimbursement[1]	0.00	0.42	0.00
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.35	1.25	1.10
1 Artisan Partners Limited Partnership, the Fund’s investment adviser (“Artisan Partners”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause total annual fund operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, acquired fund fees and expenses, borrowing costs such as dividends on securities sold short, and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed 1.35% of the average daily net assets of Investor Shares and 1.25% of the average daily net assets of Advisor Shares and 1.20% of the average daily net assets of Institutional Shares. This contract continues through 31 January 2027.
Expense Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor	$137	$428	$739	$1,624
Advisor	$127	$486	$868	$1,941
Institutional	$112	$350	$606	$1,340
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 187.11% of the average value of its portfolio.
Principal Investment Strategies
The Fund’s investment team employs a fundamental stock selection process focused on identifying long-term growth opportunities to build a global (i.e., US and non-US) diversified portfolio of companies of all market capitalizations. The team seeks to invest in companies within its preferred themes with sustainable growth characteristics at attractive valuations that do not fully reflect their long-term potential.
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Themes—The team identifies long-term secular growth trends with the objective of investing in companies that have meaningful exposure to these trends. The team’s fundamental analysis focuses on those industry leaders with attractive growth and valuation characteristics that will be long-term beneficiaries of any structural change and/or trend.
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Sustainable Growth—The team applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. The team seeks high-quality companies that typically have a sustainable competitive advantage, a superior business model and a high-quality management team. As part of the investment process, the team considers material environmental, social and governance factors alongside other fundamental research.
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Valuation—The team uses multiple valuation metrics to establish a target price range. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and its current valuation.
Under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities or instruments that have similar economic characteristics. The Fund may invest in securities both within and outside the US, including emerging and less developed markets. Securities in which the Fund may invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks.
The Fund may invest in US and non-US companies of all market capitalizations.
The Fund may invest to a limited extent in equity-linked securities that provide economic exposure to a security of one or more non-US companies without direct investment in the underlying securities (called “participation certificates” in the Fund’s prospectus, but may be called different names by issuers).
Principal Risks
Like all funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The Fund’s principal risks include:
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Market Risks—Markets may perform poorly and the securities in which the Fund invests may underperform the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions, intervention and/or policies, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic, political, regulatory or other news.
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Active Management Risks—The success of the Fund is dependent on the team’s investment decisions, which are based, in part, on the research process employed by the team. The portfolio securities selected by the team may decline in value or not increase in value when the market indices, including relevant benchmark indices, are rising, in which case the Fund could experience losses regardless of the performance of the market indices. When the team considers environmental, social and governance factors in its research process, the Fund may forgo certain investment opportunities and underperform funds that do not consider environmental, social and governance factors.
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Foreign Investing Risks—Foreign securities may underperform US securities and may be more volatile than US securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.
■
Emerging and Developing Markets Risks—Investment risks typically are greater in emerging and less developed markets, including “frontier markets”, which are a subset of emerging markets and less developed markets that, generally, have smaller economies and less mature capital markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight. Such risks may be greater in frontier markets.
■
Geopolitical Risks—Geopolitical events adversely affect global economies and securities markets, subjecting the Fund's investments to related risks. War, terrorism, global health crises and pandemics, sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on the US and world economies and markets generally. For example, military action by Russia in Ukraine, conflicts in the Middle East, US action in Venezuela and similar events and conflicts around the globe could affect the value of the Fund's investments,
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including beyond the Fund's direct exposure to issuers in the relevant countries or nearby geographic regions. In addition, the US has in the past imposed economic sanctions on certain countries, which may consist of asset freezes, restrictions on dealings in debt and equity, and certain industry-specific restrictions. Sanctions impair the ability of the Fund to buy, sell, receive or deliver those securities and/or assets that are subject to the sanctions, and the extent and duration of sanctions, and resulting market disruptions, are impossible to predict and could be substantial.
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Currency Risks—Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the US dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through US dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the US dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.
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Small and Medium-Sized Company Risks—Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.
■
Growth Investing Risks—Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the team anticipated.
■
Risks of Emphasizing a Region, Country, Sector or Industry—If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.
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Participation Certificate Risks—Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.
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High Portfolio Turnover Risks —The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with a less active trading strategy. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
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Impact of Actions by Other Shareholders—The Fund, like all funds, pools the investments of many investors. Actions by one investor or multiple investors in the Fund may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.
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Operational and Cybersecurity Risks—Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Performance
This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.
Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.
Calendar Year by Year Total Returns (%)

Highest/Lowest Quarter Returns (%)
During the time period shown in the bar chart.
Highest Quarter	23.56	June 30, 2020
Lowest Quarter	-15.96	March 31, 2020
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Average Annual Total Returns—(For Periods Ended 31 December 2025)
The following table shows the average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended 31 December 2025. The index information is intended to permit you to compare the Fund’s performance to market performance.
After-tax returns are shown only for Investor Shares, and the after-tax returns for Advisor Shares and Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.
For Periods Ended 31 December 2025 (%)
Investor	1-Year	5-Year	10-Year	Since Inception	Inception Date
Return before taxes	45.55%	9.68%	12.85%	12.49%	March 29, 2010
Return after taxes on distributions	34.23%	6.22%	9.92%	10.29%
Return after taxes on distributions and sale of Fund shares	26.93%	6.26%	9.40%	9.72%
MSCI ACWI (All Country World Index) Index (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	11.72%	9.94%
Advisor
Return before taxes	45.70%	9.75%	N/A	11.86%	August 5, 2020
MSCI ACWI (All Country World Index) Index (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	N/A	13.24%
Institutional
Return before taxes	45.87%	9.95%	13.13%	12.81%	October 15, 2015
MSCI ACWI (All Country World Index) Index (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	11.72%	11.34%
Updated performance information, including current NAV per share, may be obtained by calling 800.344.1770 or visiting www.artisanpartners.com.
Portfolio Management
Investment Adviser: Artisan Partners
Portfolio Managers	Title	Length of Service
Mark L. Yockey, CFA	Managing Director and Portfolio Manager, Artisan Partners	Since March 2010 (inception)
Charles-Henri Hamker	Managing Director and Portfolio Manager, Artisan Partners	Since January 2013
Purchase and Sale of Fund Shares

Minimum Investments	Investor	Advisor	Institutional
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
Minimum balance required	$1,000	$250,000	$1,000,000
The Fund will waive the minimum investment requirements for certain employee benefit plans and certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances.
You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770, by regular mail at Artisan Partners Funds, P.O. Box 219322, Kansas City, MO 64121-9322, or by express, certified or registered mail at Artisan Partners Funds, 801 Pennsylvania Ave., Suite 219322, Kansas City, MO 64105-1307. Some redemptions require Medallion signature guarantees.
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Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such tax-advantaged arrangements, you may be subject to tax upon withdrawal from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, the investment adviser and/or the distributor may pay the financial intermediary for the services provided to the Fund and its shareholders. The investment adviser and/or the distributor may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Artisan Global Opportunities Fund

Investor: ARTRX |  Advisor: APDRX |  Institutional: APHRX
Investment Objective
The Fund seeks long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund. The table and expense example do not reflect any transaction fees or commissions that may be charged by a shareholder’s financial intermediary when buying or selling shares.
Shareholder Fees (fees paid directly from your investment)
	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Advisor	Institutional
Management Fees	0.89%	0.89%	0.89%
Distribution (12b-1) Fees	None	None	None
Total Other Expenses[1]	0.30	0.17	0.06
Total Annual Fund Operating Expenses	1.19	1.06	0.95
1 “Other Expenses” include  “Acquired Fund Fees and Expenses,” which were less than 0.01% of the average net assets of the Fund. “Acquired Fund Fees and Expenses” are indirect expenses the Fund incurred from the Fund’s investment in one or more money market funds (acquired funds). To the extent that the Fund invests in acquired funds, Total Annual Fund Operating Expenses in the table above may not match the ratios of expenses to average net assets shown in the “Financial Highlights” in the Fund’s prospectus, since the Financial Highlights reflect the operating expenses of the Fund and do not include fees and expenses of acquired funds.
Expense Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor	$121	$378	$654	$1,443
Advisor	$108	$337	$585	$1,294
Institutional	$97	$303	$525	$1,166
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68.63% of the average value of its portfolio.
Principal Investment Strategies
The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of US and non-US growth companies across a broad capitalization range. The team seeks to invest in companies that it believes possess franchise characteristics, are benefiting from an accelerating profit cycle and are trading at a discount to its estimate of private market value. The Fund’s investment process focuses on two distinct elements—security selection and capital allocation. The team overlays its investment process with sustainability considerations and broad knowledge of the global economy.
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Security Selection—The team seeks to identify companies that have franchise characteristics (e.g., low cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name), are benefiting from an accelerating profit cycle and
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are trading at a discount to the team’s estimate of private market value. The team looks for companies that are well positioned for long-term growth, which is driven by demand for their products and services at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the emerging profit cycle.
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Capital Allocation—Based on the team’s fundamental analysis of a company’s profit cycle, it divides the portfolio into three parts. GardenSM investments are small positions in the early part of their profit cycle that may warrant more sizeable allocations as their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because the team believes they are moving through the strongest part of their profit cycles. HarvestSM investments are positions that are being reduced as they near the team’s estimates of full valuation or their profit cycles begin to decelerate.
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Sustainability Considerations—The team employs a framework in assessing material sustainability exposures factors that informs its security selection and capital allocation process.
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Broad Knowledge—The team overlays the security selection and capital allocation elements of its investment process with a desire to invest opportunistically across the entire global economy. The team seeks broad knowledge of the global economy in order to position it to find growth wherever it occurs.
The Fund primarily invests in common stocks and other equity securities of US and non-US companies, including depositary receipts. The Fund’s investments in non-US securities may include investments in developed markets, as well as emerging and less developed markets. The Fund generally focuses on mid- and large-cap companies; however, there are no restrictions on the market capitalizations of the companies in which the Fund may invest.
The Fund may invest to a limited extent in equity-linked securities that provide economic exposure to a security of one or more non-US companies without direct investment in the underlying securities (called “participation certificates” in the Fund’s prospectus, but may be called different names by issuers).
Principal Risks
Like all funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The Fund’s principal risks include:
■
Market Risks—Markets may perform poorly and the securities in which the Fund invests may underperform the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions, intervention and/or policies, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic, political, regulatory or other news.
■
Active Management Risks—The success of the Fund is dependent on the team’s investment decisions, which are based, in part, on the research process employed by the team. The portfolio securities selected by the team may decline in value or not increase in value when the market indices, including relevant benchmark indices, are rising, in which case the Fund could experience losses regardless of the performance of the market indices. When the team considers material sustainability exposures in its research process, the Fund may forgo certain investment opportunities and underperform funds that do not consider similar factors.
■
Foreign Investing Risks—Foreign securities may underperform US securities and may be more volatile than US securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.
■
Emerging and Developing Markets Risks—Investment risks typically are greater in emerging and less developed markets, including “frontier markets”, which are a subset of emerging markets and less developed markets that, generally, have smaller economies and less mature capital markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight. Such risks may be greater in frontier markets.
■
Geopolitical Risks—Geopolitical events adversely affect global economies and securities markets, subjecting the Fund's investments to related risks. War, terrorism, global health crises and pandemics, sanctions, tariffs, the imposition of exchange controls or other cross-border
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trade barriers and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on the US and world economies and markets generally. For example, military action by Russia in Ukraine, conflicts in the Middle East, US action in Venezuela and similar events and conflicts around the globe could affect the value of the Fund's investments, including beyond the Fund's direct exposure to issuers in the relevant countries or nearby geographic regions. In addition, the US has in the past imposed economic sanctions on certain countries, which may consist of asset freezes, restrictions on dealings in debt and equity, and certain industry-specific restrictions. Sanctions impair the ability of the Fund to buy, sell, receive or deliver those securities and/or assets that are subject to the sanctions, and the extent and duration of sanctions, and resulting market disruptions, are impossible to predict and could be substantial.
■
Currency Risks—Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the US dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through US dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the US dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.
■
Small and Medium-Sized Company Risks—Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.
■
Growth Investing Risks—Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the team anticipated.
■
Risks of Emphasizing a Region, Country, Sector or Industry—If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.
■
Participation Certificate Risks—Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.
■
Impact of Actions by Other Shareholders—The Fund, like all funds, pools the investments of many investors. Actions by one investor or multiple investors in the Fund may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.
■
Operational and Cybersecurity Risks—Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Performance
This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.
Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.
Calendar Year by Year Total Returns (%)

Highest/Lowest Quarter Returns (%)
During the time period shown in the bar chart.
Highest Quarter	27.66	June 30, 2020
Lowest Quarter	-20.59	June 30, 2022
Average Annual Total Returns—(For Periods Ended 31 December 2025)
The following table shows the average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended 31 December 2025. The index information is intended to permit you to compare the Fund’s performance to market performance.
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After-tax returns are shown only for Investor Shares, and the after-tax returns for Advisor Shares and Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.
For Periods Ended 31 December 2025 (%)
Investor	1-Year	5-Year	10-Year	Since Inception	Inception Date
Return before taxes	8.87%	4.02%	11.17%	10.87%	September 22, 2008
Return after taxes on distributions	7.99%	2.70%	9.79%	9.99%
Return after taxes on distributions and sale of Fund shares	5.90%	3.03%	8.98%	9.21%
MSCI ACWI (All Country World Index) Index (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	11.72%	9.07%
Advisor
Return before taxes	9.02%	4.16%	11.32%	10.77%	April 01, 2015
MSCI ACWI (All Country World Index) Index (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	11.72%	10.39%
Institutional
Return before taxes	9.15%	4.27%	11.44%	11.06%	July 26, 2011
MSCI ACWI (All Country World Index) Index (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	11.72%	9.80%
Updated performance information, including current NAV per share, may be obtained by calling 800.344.1770 or visiting www.artisanpartners.com.
Portfolio Management
Investment Adviser: Artisan Partners Limited Partnership (“Artisan Partners”)
Portfolio Managers	Title	Length of Service
James D. Hamel, CFA	Managing Director and Co-Lead Portfolio Manager, Artisan Partners	Since September 2008 (inception)
Angela S. Wu	Managing Director and Co-Lead Portfolio Manager, Artisan Partners	Since February 2026
Matthew H. Kamm, CFA[1]	Managing Director and Portfolio Manager, Artisan Partners	Since January 2010
Jason L. White, CFA	Managing Director and Portfolio Manager, Artisan Partners	Since January 2011
Jay C. Warner, CFA	Managing Director and Portfolio Manager, Artisan Partners	Since January 2022
1 Mr. Kamm will step down as Portfolio Manager of the Fund effective 31 December 2026. Mr. Kamm will remain an active member of the Artisan Partners Growth Team in an advisory capacity as a Managing Director.
Purchase and Sale of Fund Shares

Minimum Investments	Investor	Advisor	Institutional
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
Minimum balance required	$1,000	$250,000	$1,000,000
The Fund will waive the minimum investment requirements for certain employee benefit plans and certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances.
You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770, by regular mail at Artisan Partners Funds, P.O. Box 219322, Kansas City, MO 64121-9322, or by express, certified or registered mail at Artisan Partners Funds, 801 Pennsylvania Ave., Suite 219322, Kansas City, MO 64105-1307. Some redemptions require Medallion signature guarantees.
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Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such tax-advantaged arrangements, you may be subject to tax upon withdrawal from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, the investment adviser and/or the distributor may pay the financial intermediary for the services provided to the Fund and its shareholders. The investment adviser and/or the distributor may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Artisan Global Unconstrained Fund

Investor: APFPX |  Advisor: APDPX |  Institutional: APHPX
Investment Objective
The Fund seeks to provide total return through a combination of current income and long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund. The table and expense example do not reflect any transaction fees or commissions that may be charged by a shareholder’s financial intermediary when buying or selling shares.
Shareholder Fees (fees paid directly from your investment)
	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
		Investor		Advisor		Institutional
Management Fees		0.95%		0.95%		0.95%
Distribution (12b-1) Fees		None		None		None
Total Other Expenses		1.17		0.86		0.83
Other Operating Expenses	0.74		0.43		0.40
Interest Expenses	0.43		0.43		0.43
Acquired Fund Fees and Expenses[1]		0.02		0.02		0.02
Total Annual Fund Operating Expenses		2.14		1.83		1.80
Fee Waiver and Expense Reimbursement[2]		0.45		0.24		0.26
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement		1.69		1.59		1.54
1 “Acquired Fund Fees and Expenses” shown are for the fiscal year ended 30 September 2025 and are indirect expenses the Fund incurred from the Fund's investment in one or more money market funds and other investment companies (acquired funds). To the extent that the Fund invests in acquired funds, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the table above may not match the ratios of expenses to average net assets shown in the “Financial Highlights” in the Fund’s prospectus, since the Financial Highlights reflect the operating expenses of the Fund and do not include fees and expenses of acquired funds.
2 Artisan Partners Limited Partnership, the Fund’s investment adviser (“Artisan Partners”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause total annual fund operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, acquired fund fees and expenses, borrowing costs such as dividends on securities sold short, and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed 1.24% of the average daily net assets of Investor Shares, 1.14% of the average daily net assets of Advisor Shares and 1.09% of the average daily net assets of Institutional Shares. This contract continues through 31 January 2027.
Expense Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor	$172	$627	$1,108	$2,437
Advisor	$162	$552	$968	$2,128
Institutional	$157	$541	$951	$2,095
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85.58% of the average value of its portfolio.
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Principal Investment Strategies
The Fund’s investment team employs a fundamental investment process to construct a differentiated portfolio of securities, derivatives and other instruments that offer long and short exposures around the world. The team seeks to identify countries that are undergoing or poised for strong economic growth or structural changes, such as political, legislative and/or economic reforms. The team seeks to invest in corporate and sovereign debt instruments that offer exposures to those countries at attractive absolute and relative credit risk premium. As part of the investment process, the team considers financially material environmental, social and governance factors alongside other fundamental research.
The Fund primarily invests in debt securities and instruments with similar economic characteristics. The Fund may have significant investment in a particular geographic region or country and typically a portion will be invested in emerging market countries. The Fund may invest without limit in securities and other instruments of US and non-US issuers, including issuers economically tied to emerging market countries, securities traded principally outside the United States, and securities denominated in currencies other than the US dollar.
The Fund is non-diversified, which means that it may invest a greater portion of its assets in a more limited number of issuers than a diversified fund.
The Fund may invest in debt instruments of all types, including, without limitation, sovereign issues, treasury obligations, bonds, loans, commercial paper, credit linked notes, covered bonds, convertible bonds and other fixed-, variable- and floating-rate securities that are either secured or unsecured, and, either senior or subordinated. The Fund may invest, without limitation, in debt instruments of any credit rating, including instruments that are rated below investment grade (below BBB- by Standard & Poor’s Rating Service or Fitch, Inc. or below Baa3 by Moody’s Investors Service, Inc.), or comparably rated by another nationally recognized statistical rating organization, or unrated but determined by Artisan Partners to be of comparable quality, commonly known as “junk bonds.”  The Fund may invest in debt instruments that are non-performing at the time of purchase. The Fund may invest in debt securities of any maturity. The Fund’s investments are not subject to any restrictions with respect to duration.
The Fund expects to achieve certain exposures primarily through derivative transactions. These derivatives include, without limitation, forward foreign currency exchange contracts; futures on securities, indices, currencies, commodities, swaps and other investments; options; and swaps, including interest rate swaps, cross-currency swaps, total return swaps and credit default swaps, which may have the effect of creating investment leverage. The Fund may use derivatives to seek to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks, for speculation purposes to gain certain types of exposures and/or as a substitute for the purchase or sale of securities, currencies or commodities. The Fund may also utilize derivatives to take short positions in underlying assets and non-USD currencies to hedge certain risk factors. The Fund intends to use all or a portion of the proceeds from its short positions to take additional long positions or otherwise use in a manner consistent with its investment guidelines. The Fund’s use of derivatives is frequently extensive.
The Fund expects to hold US Treasury, government agency securities and agency mortgage-backed securities (and derivatives thereon), and stripped securities to use as collateral for its derivatives positions and to help manage duration. The Fund may engage in repurchase agreements, reverse repurchase agreements and forward commitments, and may engage a substantial portion of its assets in short sales.
The Fund may also invest in equity securities and exchange-traded funds (“ETFs”). The Fund may invest in private placements and other restricted securities (i.e., securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as matter of contract or under federal securities laws).
The Fund may have investment exposure to the commodities markets and/or Regulation S securities primarily through investments in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund may invest up to 25% of its total assets in its Subsidiary.
The Fund may borrow up to the amount allowed by applicable law to enhance total return, fund redemptions, post collateral for hedges, or to purchase investments prior to settlement of pending sale transactions.
Principal Risks
Like all funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The Fund’s principal risks include:
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Market Risks—Markets may perform poorly and the securities in which the Fund invests may underperform the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions, intervention and/or policies, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic, political, regulatory or other news.
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Active Management Risks—The success of the Fund is dependent on the team’s investment decisions, which are based, in part, on the research process employed by the team. The portfolio securities selected by the team may decline in value or not increase in value when the market indices, including relevant benchmark indices, are rising, in which case the Fund could experience losses regardless of the performance of the market indices. When the team considers environmental, social and governance factors in its research process, the Fund may forgo certain investment opportunities and underperform funds that do not consider environmental, social and governance factors.
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Geopolitical Risks—Geopolitical events adversely affect global economies and securities markets, subjecting the Fund's investments to related risks. War, terrorism, global health crises and pandemics, sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on the US and world economies and markets generally. For example, military action by Russia in Ukraine, conflicts in the Middle East, US action in Venezuela and similar events and conflicts around the globe could affect the value of the Fund's investments, including beyond the Fund's direct exposure to issuers in the relevant countries or nearby geographic regions. In addition, the US has in the past imposed economic sanctions on certain countries, which may consist of asset freezes, restrictions on dealings in debt and equity, and certain industry-specific restrictions. Sanctions impair the ability of the Fund to buy, sell, receive or deliver those securities and/or assets that are subject to the sanctions, and the extent and duration of sanctions, and resulting market disruptions, are impossible to predict and could be substantial.
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Foreign Investing Risks—Foreign securities may underperform US securities and may be more volatile than US securities. Risks relating to investments in foreign securities and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates, unfavorable economic practices, political instability and expropriation and nationalization risks.
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Emerging and Developing Markets Risks—Investment risks typically are greater in emerging and less developed markets, including “frontier markets”, which are a subset of emerging markets and less developed markets that, generally, have smaller economies and less mature capital markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight. Such risks may be greater in frontier markets.
China-Related Risks: Because the Fund may have a significant exposure to China, it is particularly affected by events or factors relating to China, which may increase risk and volatility.
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Debt Securities Risks—The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. In general, the value of a debt security will fall in response to increases in interest rates. The Fund may invest in debt securities without considering the maturity of the instrument. The value of a security with a longer duration will be more sensitive to changes in interest rates than a similar security with a shorter duration. As a result, changes in interest rates in the US and outside the US may affect the Fund’s debt investments unfavorably.
Debt securities in which the Fund invests may be rated below investment grade or unrated securities that are determined by Artisan Partners to be of comparable quality. Debt securities of below investment grade quality are high yield, high risk bonds, commonly known as “junk bonds.”  These bonds are predominantly speculative. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These bonds have a higher degree of default risk, may be less liquid and may be subject to greater price volatility than higher-rated bonds.
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Currency Risks—Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the US dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the US dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.
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Credit Risks—An issuer or counterparty may fail to pay its obligations to the Fund when they are due. Financial strength and solvency (or the perceived financial strength or solvency) of an issuer are the primary factors influencing credit risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower quality debt, including loans, tend to be particularly sensitive to these changes.
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Interest Rate Risks—Interest rate risk is the risk that fixed income securities and other instruments in the Fund’s portfolio will fluctuate in value because of changes, or the anticipation of changes, in interest rates. In particular, during periods of rising interest rates, the values of such securities may decline and may result in losses to the Fund. Factors including central bank monetary policy, rising inflation rates, and
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changes in general economic conditions may cause interest rates to rise, which could cause the value of the Fund’s investments to decline. Interest rate changes can be sudden and unpredictable, and the Fund may experience losses as a result of movements in interest rates. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile in response to changing interest rates.
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Derivatives Risks—A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates or indexes. These instruments include, among others, forward foreign currency exchange contracts; futures on securities, indices, currencies, commodities, swaps and other investments; options; swaps, including interest rate swaps, cross-currency swaps, total return swaps and credit default swaps and similar instruments. The Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by Artisan Partners.
In addition to the risks of an adverse change in the value of the underlying reference asset, the Fund’s use of derivatives, including, but not limited to, over-the-counter (“OTC”) derivatives, involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage and may be highly volatile, and the Fund could lose more than the amount it invests, especially in unusual or extreme market conditions. Derivatives may be difficult to value and highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.
US and non-US legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), have resulted in, and may in the future result in, new regulation of derivative instruments and the Fund’s use of such instruments. New regulations could, among other things, restrict the Fund’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to the Fund) and/or increase the costs of such transactions, and the Fund may as a result be unable to execute its investment strategies in a manner Artisan Partners might otherwise choose.
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Risks of Emphasizing a Region, Country, Sector or Industry—If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.
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Foreign Sovereign Debt Risks—The Fund's investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner. Sovereign governments may default on their debt obligations for a number of reasons, including social, political, economic and diplomatic changes in countries issuing sovereign debt.
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Futures Contract Risks—The Fund may enter into futures contracts, in which the Fund agrees to buy or sell a security or other asset on a specified future date at a specified price or rate. There are risks associated with futures contracts, including that the success of such an investment strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures; there may not be a liquid secondary market for a futures contract; trading restrictions or limitations may be imposed by an exchange; and government regulations may restrict trading in futures contracts.
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Credit Default Swaps Risks—A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer. Credit default swaps may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” may be obligated to pay the protections “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. When the Fund acts as a buyer of a credit default swap, it may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. When the Fund acts as a seller of a credit default swap, it must pay a buyer the full notional value of the reference obligation, and the Fund may not be profitable if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous time. Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
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Short Position Risks—The risk that an increase in the value of an instrument with respect to which the Fund has established a short position for investment and/or risk management purposes will result in a loss to the Fund.
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Leverage Risks—Certain transactions, including, for example, the use of certain derivatives and borrowing money, can result in leverage. Leverage generally has the effect of increasing the amounts of loss or gain the Fund might realize and creates the likelihood of greater volatility of the value of the Fund’s investments. There is risk of loss in excess of invested capital.
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High Yield Securities (“Junk Bond”) Risks—Fixed income instruments rated below investment grade, or unrated securities that are determined by Artisan Partners to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds.”  These bonds are predominantly speculative. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These bonds have a higher degree of default risk and may be less liquid than higher-rated bonds. These
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securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of junk bonds generally and less secondary market liquidity. This potential lack of liquidity may make it more difficult for the Fund to accurately value these securities.
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Mortgage-Related and Other Asset-Backed Instruments Risks—Mortgage-related and other asset-backed securities typically provide a monthly payment which consists of both principal and interest. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans (“CMBS”) reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities.
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Government Securities Risks—The Fund invests in securities issued or guaranteed by the US Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by US Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the US Government and no assurance can be given that the US Government would provide financial support.
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Counterparty Risks—The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund. If a counterparty becomes bankrupt or insolvent or otherwise fails to perform its obligations to the Fund due to financial difficulties, the Fund may experience significant losses or delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) from the counterparty.
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Loan Risks—Investments in loans, including floating or adjustable rate loans, are generally subject to the same risks as investments in other types of debt obligations, including, among others, the credit risk of nonpayment of principal and interest. In addition, in many cases loans are subject to the risks associated with below investment grade securities. The Fund may invest in loans made in connection with highly leveraged transactions, which are subject to greater credit and liquidity risks than other types of loans. Although the loans in which the Fund invests may be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan or could recover nothing of what it is owed on the loan. Uncollateralized (i.e., non-secured) loans are subject to greater risk of loss (i.e., nonpayment) in the event of default than secured loans since they do not afford the Fund recourse to collateral. Investments in loans may be difficult to value and may be illiquid, including due to legal or contractual restrictions on resale. Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or meet redemption obligations until a substantial period after the sale of the loans.
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Convertible Securities Risks—Investing in convertible securities subjects the Fund to the risks of debt, but also the risks associated with an investment in the underlying equity security. Convertible securities are frequently issued with a call feature that allows the issuer to choose when to redeem the security, which could result in the Fund being forced to redeem, convert, or sell the convertible security under circumstances unfavorable to the Fund.
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Stressed and Distressed Instruments Risks—Investments in the securities of financially stressed or distressed issuers involve substantial risks, including the risk that all or a portion of principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. As with any issuer, the team’s judgments about the credit quality of a financially stressed or distressed issuer and the relative value of its securities may prove to be wrong.
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Liquidity Risks—Liquidity risk is the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.
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Non-Diversification Risks—As a non-diversified fund, the Fund may invest a larger portion of its assets in securities of a smaller number of issuers than a diversified fund, which means a single issuer’s performance may affect Fund performance more than if the Fund were invested in a larger number of issuers.
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LIBOR Replacement Risks—The coupons on variable and floating rate investments in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate investment is generally based on an interest rate, such as the Secured Overnight Financing Rate ("SOFR"). Some floating or variable rate obligations or investments of a Fund may have previously referenced the London Interbank Offered Rate (“LIBOR”). As a result of benchmark reforms, publication of all LIBOR settings has ceased. Public and private sector actors have worked to establish alternative reference rates, like SOFR or Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets), to be used in place of LIBOR, but it remains uncertain which alternative benchmarks will ultimately emerge as the most prevalent successors and the transition process may lead to an increase in market, operational and valuation uncertainties and volatility.
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Investment in Exchange-Traded Funds (“ETF”) Risks—ETFs generally expose their shareholders to the risks associated with the assets in which the ETF invests. Additionally, as exchange-traded investment vehicles, ETFs may involve market risk, management risk and (for index funds) tracking risk. If the Fund acquires shares of an ETF, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the ETF.
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Private Placement and Restricted Securities Risks—In addition to the general risks to which all securities are subject, securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities, and a liquid secondary market may never develop. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at a favorable time or price. This potential lack of liquidity may make it more difficult for the Fund to accurately value these securities. Issuers of private placements or other restricted securities may include special purpose vehicles (“SPVs”) that hold underlying assets to which the Fund wants to gain exposure. The Fund may have the right to receive payments only from the SPV, and may not have direct rights against the issuer of the underlying assets. Investors in such SPVs generally pay their share of the SPV’s administrative and other expenses, including management fees.
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Small and Medium-Sized Company Risks—Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.
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Valuation Risks—The Fund’s investments are valued in accordance with Artisan Partners’ valuation policies. The valuation of any investment involves inherent uncertainty. The value of a security determined in accordance with the valuation policies may differ materially from the value that could have been realized in an actual sale or transfer for a variety of reasons, including the timing of the transaction and liquidity in the market.
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Repurchase Agreement Risks—The Fund may enter into repurchase agreements, which are transactions in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution that is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund’s ability to sell the collateral and the Fund could suffer a loss. In addition, to the extent that the Fund enters into repurchase agreements, the ability of the Fund to meet its objective may be limited.
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Impact of Actions by Other Shareholders—The Fund, like all funds, pools the investments of many investors. Actions by one investor or multiple investors in the Fund may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.
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Operational and Cybersecurity Risks—Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Performance
This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time. On 2 January 2025, the fair value methodology used to value emerging market debt, as determined by a third party vendor, held by the Fund was changed from using bid pricing to using the midpoint between the bid and ask price. The change resulted in a one-time increase of less than 0.35% in the net asset value for the Fund.
Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.
Calendar Year by Year Total Returns (%)

Highest/Lowest Quarter Returns (%)
During the time period shown in the bar chart.
Highest Quarter	4.84	March 31, 2024
Lowest Quarter	0.87	June 30, 2024
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Average Annual Total Returns—(For Periods Ended 31 December 2025)
The following table shows the average annual total returns (before and after taxes) and the change in value of two broad-based market indices over various periods ended 31 December 2025. The index information is intended to permit you to compare the Fund’s performance to broad measures of market performance.
After-tax returns are shown only for Investor Shares, and the after-tax returns for Advisor Shares and Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.
For Periods Ended 31 December 2025 (%)
Investor	1-Year	Since Inception	Inception Date
Return before taxes	11.43%	9.72%	March 31, 2022
Return after taxes on distributions	9.11%	6.67%
Return after taxes on distributions and sale of Fund shares	6.71%	6.15%
ICE BofA 3-Month US Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	4.18%	4.22%
ICE BofA US Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	4.28%	4.26%
Advisor
Return before taxes	11.64%	9.83%	March 31, 2022
ICE BofA 3-Month US Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	4.18%	4.22%
ICE BofA US Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	4.28%	4.26%
Institutional
Return before taxes	11.58%	9.90%	March 31, 2022
ICE BofA 3-Month US Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	4.18%	4.22%
ICE BofA US Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	4.28%	4.26%
Updated performance information, including current NAV per share, may be obtained by calling 800.344.1770 or visiting www.artisanpartners.com.
Portfolio Management
Investment Adviser: Artisan Partners
Portfolio Managers	Title	Length of Service
Michael A. Cirami, CFA	Managing Director and Portfolio Manager, Artisan Partners	Since March 2022 (inception)
Sarah C. Orvin, CFA	Managing Director and Portfolio Manager, Artisan Partners	Since March 2022 (inception)
Purchase and Sale of Fund Shares

Minimum Investments	Investor	Advisor	Institutional
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
Minimum balance required	$1,000	$250,000	$1,000,000
The Fund will waive the minimum investment requirements for certain employee benefit plans and certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances.
You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770, by regular mail at Artisan Partners Funds, P.O. Box 219322, Kansas City, MO 64121-9322, or by
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express, certified or registered mail at Artisan Partners Funds, 801 Pennsylvania Ave., Suite 219322, Kansas City, MO 64105-1307. Some redemptions require Medallion signature guarantees.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such tax-advantaged arrangements, you may be subject to tax upon withdrawal from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, the investment adviser and/or the distributor may pay the financial intermediary for the services provided to the Fund and its shareholders. The investment adviser and/or the distributor may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Artisan Global Value Fund

Investor: ARTGX |  Advisor: APDGX |  Institutional: APHGX
Investment Objective
The Fund seeks long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund. The table and expense example do not reflect any transaction fees or commissions that may be charged by a shareholder’s financial intermediary when buying or selling shares.
Shareholder Fees (fees paid directly from your investment)
	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Advisor	Institutional
Management Fees	0.98%	0.98%	0.98%
Distribution (12b-1) Fees	None	None	None
Total Other Expenses[1]	0.28	0.13	0.04
Total Annual Fund Operating Expenses	1.26	1.11	1.02
1 “Other Expenses” include  “Acquired Fund Fees and Expenses,” which were less than 0.01% of the average net assets of the Fund. “Acquired Fund Fees and Expenses” are indirect expenses the Fund incurred from the Fund’s investment in one or more money market funds (acquired funds). To the extent that the Fund invests in acquired funds, Total Annual Fund Operating Expenses in the table above may not match the ratios of expenses to average net assets shown in the “Financial Highlights” in the Fund’s prospectus, since the Financial Highlights reflect the operating expenses of the Fund and do not include fees and expenses of acquired funds.
Expense Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor	$128	$400	$692	$1,523
Advisor	$113	$353	$612	$1,352
Institutional	$104	$325	$563	$1,248
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.38% of the average value of its portfolio.
Principal Investment Strategies
The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of securities of undervalued US and non-US companies. The team seeks to invest in what the team considers to be high quality, undervalued companies with strong balance sheets and shareholder-oriented management teams.
The team’s investment process focuses on four key characteristics:
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Undervaluation—Determining the intrinsic value of a business is the heart of the team’s research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company’s future cash flows. The team seeks to invest at a significant discount to its estimate of the intrinsic value of a business.
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Business Quality—The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.
■
Financial Strength—The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.
■
Shareholder-Oriented Management—The team’s research process attempts to identify management teams with a history of building value for shareholders.
Companies that make it through this analytical process are ranked at the time the position is initiated according to the degree of the discount of the current market price of the stock to the team’s estimate of the company’s intrinsic value. The team manages the portfolio by generally taking larger positions in companies where the discount is greatest and smaller positions in companies with narrower discounts (subject to adjustments for investment-related concerns, including diversification, risk management and liquidity). As part of the investment process, the team considers financially material environmental, social and governance factors alongside other fundamental research.
The focus of the investment process is on individual companies, not on selection of countries or regions.
Under normal market conditions, the Fund primarily invests in common stocks and other equity securities, both within and outside the US. The Fund also may invest in emerging and less developed markets.
The Fund generally invests in US and non-US companies with market capitalizations of at least $2 billion at the time of initial purchase. The Fund may continue to invest in a company should its market capitalization fall below $2 billion.
The Fund may invest to a limited extent in equity-linked securities that provide economic exposure to a security of one or more non-US companies without direct investment in the underlying securities (called “participation certificates” in the Fund’s prospectus, but may be called different names by issuers).
From time to time, the team may conclude that a security other than an equity security presents a more attractive risk/reward profile. Accordingly, the Fund may invest to a limited extent in debt securities (including lower-rated securities, which include securities rated below investment grade (below BBB- by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”) or below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”)), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or unrated but determined by Artisan Partners to be of comparable quality, commonly known as “junk bonds,”) and convertible debt securities of US or non-US issuers that meet the Fund’s investment criteria. The Fund may invest in debt securities of any maturity.
Principal Risks
Like all funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The Fund’s principal risks include:
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Market Risks—Markets may perform poorly and the securities in which the Fund invests may underperform the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions, intervention and/or policies, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic, political, regulatory or other news.
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Active Management Risks—The success of the Fund is dependent on the team’s investment decisions, which are based, in part, on the research process employed by the team. The portfolio securities selected by the team may decline in value or not increase in value when the market indices, including relevant benchmark indices, are rising, in which case the Fund could experience losses regardless of the performance of the market indices. When the team considers environmental, social and governance factors in its research process, the Fund may forgo certain investment opportunities and underperform funds that do not consider environmental, social and governance factors.
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Foreign Investing Risks—Foreign securities may underperform US securities and may be more volatile than US securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.
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Emerging and Developing Markets Risks—Investment risks typically are greater in emerging and less developed markets, including “frontier markets”, which are a subset of emerging markets and less developed markets that, generally, have smaller economies and less mature capital markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other
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significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight. Such risks may be greater in frontier markets.
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Geopolitical Risks—Geopolitical events adversely affect global economies and securities markets, subjecting the Fund's investments to related risks. War, terrorism, global health crises and pandemics, sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on the US and world economies and markets generally. For example, military action by Russia in Ukraine, conflicts in the Middle East, US action in Venezuela and similar events and conflicts around the globe could affect the value of the Fund's investments, including beyond the Fund's direct exposure to issuers in the relevant countries or nearby geographic regions. In addition, the US has in the past imposed economic sanctions on certain countries, which may consist of asset freezes, restrictions on dealings in debt and equity, and certain industry-specific restrictions. Sanctions impair the ability of the Fund to buy, sell, receive or deliver those securities and/or assets that are subject to the sanctions, and the extent and duration of sanctions, and resulting market disruptions, are impossible to predict and could be substantial.
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Currency Risks—Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the US dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through US dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the US dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.
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Small and Medium-Sized Company Risks—Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.
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Value Investing Risks—Value stocks may fall out of favor with investors and underperform other asset types during given periods. The price of a company’s stock may never reach the level that the team considers its intrinsic value.
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Risks of Emphasizing a Region, Country, Sector or Industry—If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.
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Participation Certificate Risks—Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.
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Debt Securities Risks—The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. In general, the value of a debt security will fall in response to increases in interest rates. The Fund may invest in debt securities without considering the maturity of the instrument. The value of a security with a longer duration will be more sensitive to changes in interest rates than a similar security with a shorter duration. As a result, changes in interest rates in the US and outside the US may affect the Fund’s debt investments unfavorably.
Debt securities in which the Fund invests may be rated below investment grade or unrated securities that are determined by Artisan Partners to be of comparable quality. Debt securities of below investment grade quality are high yield, high risk bonds, commonly known as “junk bonds.”  These bonds are predominantly speculative. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These bonds have a higher degree of default risk, may be less liquid and may be subject to greater price volatility than higher-rated bonds.
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Convertible Securities Risks—Investing in convertible securities subjects the Fund to the risks of debt, but also the risks associated with an investment in the underlying equity security. Convertible securities are frequently issued with a call feature that allows the issuer to choose when to redeem the security, which could result in the Fund being forced to redeem, convert, or sell the convertible security under circumstances unfavorable to the Fund.
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Impact of Actions by Other Shareholders—The Fund, like all funds, pools the investments of many investors. Actions by one investor or multiple investors in the Fund may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.
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Operational and Cybersecurity Risks—Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Performance
This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.
Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.
Calendar Year by Year Total Returns (%)

Highest/Lowest Quarter Returns (%)
During the time period shown in the bar chart.
Highest Quarter	21.65	December 31, 2020
Lowest Quarter	-29.60	March 31, 2020
Average Annual Total Returns—(For Periods Ended 31 December 2025)
The following table shows the average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended 31 December 2025. The index information is intended to permit you to compare the Fund’s performance to market performance.
After-tax returns are shown only for Investor Shares, and the after-tax returns for Advisor Shares and Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.
For Periods Ended 31 December 2025 (%)
Investor	1-Year	5-Year	10-Year	Since Inception	Inception Date
Return before taxes	33.98%	13.40%	11.14%	9.17%	December 10, 2007
Return after taxes on distributions	31.73%	11.69%	9.99%	8.31%
Return after taxes on distributions and sale of Fund shares	20.28%	10.04%	8.76%	7.46%
MSCI ACWI (All Country World Index) Index (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	11.72%	7.12%
Advisor
Return before taxes	34.20%	13.57%	11.30%	10.12%	April 01, 2015
MSCI ACWI (All Country World Index) Index (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	11.72%	10.39%
Institutional
Return before taxes	34.31%	13.67%	11.41%	11.70%	July 17, 2012
MSCI ACWI (All Country World Index) Index (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	11.72%	11.21%
Updated performance information, including current NAV per share, may be obtained by calling 800.344.1770 or visiting www.artisanpartners.com.
Portfolio Management
Investment Adviser: Artisan Partners Limited Partnership (“Artisan Partners”)
Portfolio Managers	Title	Length of Service
Daniel J. O’Keefe	Managing Director and Lead Portfolio Manager, Artisan Partners	Since December 2007 (inception)
Michael J. McKinnon, CFA	Managing Director and Portfolio Manager, Artisan Partners	Since October 2018
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Purchase and Sale of Fund Shares

Minimum Investments	Investor	Advisor	Institutional
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
Minimum balance required	$1,000	$250,000	$1,000,000
The Fund will waive the minimum investment requirements for certain employee benefit plans and certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances.
You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770, by regular mail at Artisan Partners Funds, P.O. Box 219322, Kansas City, MO 64121-9322, or by express, certified or registered mail at Artisan Partners Funds, 801 Pennsylvania Ave., Suite 219322, Kansas City, MO 64105-1307. Some redemptions require Medallion signature guarantees.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such tax-advantaged arrangements, you may be subject to tax upon withdrawal from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, the investment adviser and/or the distributor may pay the financial intermediary for the services provided to the Fund and its shareholders. The investment adviser and/or the distributor may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Artisan High Income Fund

Investor: ARTFX |  Advisor: APDFX |  Institutional: APHFX
Investment Objective
The Fund seeks to provide total return through a combination of current income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund. The table and expense example do not reflect any transaction fees or commissions that may be charged by a shareholder’s financial intermediary when buying or selling shares.
Shareholder Fees (fees paid directly from your investment)
	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee (as a percentage of amount redeemed or exchanged within 90 days or less)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Advisor	Institutional
Management Fees	0.67%	0.67%	0.67%
Distribution (12b-1) Fees	None	None	None
Total Other Expenses	0.27	0.12	0.02
Acquired Fund Fees and Expenses[1]	0.01	0.01	0.01
Total Annual Fund Operating Expenses	0.95	0.80	0.70
1 “Acquired Fund Fees and Expenses” shown are for the fiscal year ended 30 September 2025 and are indirect expenses the Fund incurred from the Fund's investment in one or more money market funds (acquired funds). To the extent that the Fund invests in acquired funds, Total Annual Fund Operating Expenses in the table above may not match the ratios of expenses to average net assets shown in the “Financial Highlights” in the Fund’s prospectus, since the Financial Highlights reflect the operating expenses of the Fund and do not include fees and expenses of acquired funds.
Expense Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor	$97	$303	$525	$1,166
Advisor	$82	$255	$444	$990
Institutional	$72	$224	$390	$871
Portfolio Turnover
The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29.82% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to invest in issuers with high quality business models that have compelling risk-adjusted return characteristics. The Fund employs a fundamental investment process to construct a diversified portfolio of attractively valued high yield corporate bonds (often referred to as “junk bonds”) and secured and unsecured loans, including, without limitation, bridge financing, senior and subordinated loans, delayed funding loans and revolving credit facilities, and loan participations and assignments.
The Fund’s investment team’s research process has four primary pillars:
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Business Quality—The team uses a variety of sources to understand the resiliency of an issuer’s business model. The team analyzes the general health of the industry in which an issuer operates, the issuer’s competitive position, barriers to entry, the dynamics of industry
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participants, and the decision-making history of the issuer’s management and, when applicable, financial equity sponsor. As part of the team’s analysis of a company’s business quality, among other factors, the team considers certain environmental, social and governance (“ESG”) factors relating to the company. These ESG factors may include the impact of environmental regulatory change, the use of human, natural and physical resources and corporate governance structures and practices. When the team deems a factor material to the value of a company, the team incorporates it into its decision-making process.
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Financial Strength and Flexibility—The team believes that analyzing the history and trend of free cash flow generation is critical to understanding an issuer’s financial health. The team’s financial analysis also considers an issuer’s capital structure, refinancing options, asset or collateral coverage, financial covenants, amortization schedules and overall financial transparency.
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Downside Analysis—The team believes that credit instruments by their nature have an asymmetric risk profile. The risk of loss is often greater than the potential for gain, particularly when looking at below investment grade issuers. The team seeks to manage this risk with what it believes to be conservative financial projections that account for industry position, competitive dynamics and positioning within the capital structure.
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Value Identification—The team uses multiple metrics to determine the value of an investment opportunity. The team looks for credit improvement potential, relative value within an issuer’s capital structure and against industry peers, catalysts for business improvement and potential value stemming from market or industry dislocations and/or mergers and acquisitions (“M&A”).
Under normal circumstances, the Fund will invest primarily in instruments that are rated, at the time of purchase, below investment grade (below BBB- by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”) or below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”)), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or unrated but determined by Artisan Partners to be of comparable quality, commonly known as “junk bonds.”  The Fund may invest a significant portion of its assets in high-yield securities that are rated in the lower rating categories by one or more NRSRO (for example, CCC+ or lower by S&P or Fitch or Caa1 or lower by Moody’s) or, if unrated, are determined by Artisan Partners to be of comparable quality. The Fund may invest in debt securities of any maturity.
The Fund may invest without limit in securities and other instruments of US and non-US issuers, including issuers economically tied to “emerging market” countries, securities traded principally outside of the United States, and securities denominated in currencies other than the US dollar. The Fund usually seeks (but is not required) to hedge against the risk of loss resulting from currency fluctuation. The Fund may invest in private placements and other restricted securities (i.e., securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws).
In addition to high yield corporate bonds and loans, the Fund also may invest in other corporate fixed income instruments of varying maturities, including fixed-, variable- and floating-rate bonds, debentures, notes, commercial paper and other types of corporate debt instruments across the credit quality spectrum, such as stressed and distressed debt securities.
The Fund may use derivatives for investment, duration management or hedging purposes, or with the purpose or effect of creating investment leverage. The Fund also may invest in debt obligations issued by governments (including, without limitation, obligations issued or guaranteed by the US government) and/or their agencies and instrumentalities.
Principal Risks
Like all funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The Fund’s principal risks include:
■
Market Risks—Markets may perform poorly and the securities in which the Fund invests may underperform the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions, intervention and/or policies, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic, political, regulatory or other news.
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Active Management Risks—The success of the Fund is dependent on the team’s investment decisions, which are based, in part, on the research process employed by the team. The portfolio securities selected by the team may decline in value or not increase in value when the market indices, including relevant benchmark indices, are rising, in which case the Fund could experience losses regardless of the performance of the market indices. When the team considers ESG factors in its research process, the Fund may forgo certain investment opportunities and underperform funds that do not consider ESG factors.
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Debt Securities Risks—The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. Investments in debt securities are subject to, among other risks, credit risk, interest rate risk and high yield securities (“junk bond”) risk, as described below.
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Credit Risks—An issuer or counterparty may fail to pay its obligations to the Fund when they are due. Financial strength and solvency (or the perceived financial strength or solvency) of an issuer are the primary factors influencing credit risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower quality debt, including loans, tend to be particularly sensitive to these changes.
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High Yield Securities (“Junk Bond”) Risks—Fixed income instruments rated below investment grade, or unrated securities that are determined by Artisan Partners to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds.”  These bonds are predominantly speculative. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These bonds have a higher degree of default risk and may be less liquid than higher-rated bonds. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of junk bonds generally and less secondary market liquidity. This potential lack of liquidity may make it more difficult for the Fund to accurately value these securities.
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Interest Rate Risks—Interest rate risk is the risk that fixed income securities and other instruments in the Fund’s portfolio will fluctuate in value because of changes, or the anticipation of changes, in interest rates. In particular, during periods of rising interest rates, the values of such securities may decline and may result in losses to the Fund. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of the Fund’s investments to decline. Interest rate changes can be sudden and unpredictable, and the Fund may experience losses as a result of movements in interest rates. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile in response to changing interest rates.
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Loan Risks—Investments in loans, including floating or adjustable rate loans, are generally subject to the same risks as investments in other types of debt obligations, including, among others, the credit risk of nonpayment of principal and interest. In addition, in many cases loans are subject to the risks associated with below investment grade securities. The Fund may invest in loans made in connection with highly leveraged transactions, which are subject to greater credit and liquidity risks than other types of loans. Although the loans in which the Fund invests may be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan or could recover nothing of what it is owed on the loan. Uncollateralized (i.e., non-secured) loans are subject to greater risk of loss (i.e., nonpayment) in the event of default than secured loans since they do not afford the Fund recourse to collateral. Investments in loans may be difficult to value and may be illiquid, including due to legal or contractual restrictions on resale. Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or meet redemption obligations until a substantial period after the sale of the loans.
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Liquidity Risks—Liquidity risk is the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.
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Valuation Risks—The Fund’s investments are valued in accordance with Artisan Partners’ valuation policies. The valuation of any investment involves inherent uncertainty. The value of a security determined in accordance with the valuation policies may differ materially from the value that could have been realized in an actual sale or transfer for a variety of reasons, including the timing of the transaction and liquidity in the market.
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Stressed and Distressed Instruments Risks—Investments in the securities of financially stressed or distressed issuers involve substantial risks, including the risk that all or a portion of principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. As with any issuer, the team’s judgments about the credit quality of a financially stressed or distressed issuer and the relative value of its securities may prove to be wrong.
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Futures Contract Risks—The Fund may enter into futures contracts, in which the Fund agrees to buy or sell a security or other asset on a specified future date at a specified price or rate. There are risks associated with futures contracts, including that the success of such an investment strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures; there may not be a liquid secondary market for a futures contract; trading restrictions or limitations may be imposed by an exchange; and government regulations may restrict trading in futures contracts.
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Counterparty Risks—The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund. If a counterparty becomes bankrupt or insolvent or otherwise fails to perform its obligations to the Fund due to financial difficulties, the Fund may experience significant losses or delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) from the counterparty.
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Foreign Investing Risks—Foreign securities may underperform US securities and may be more volatile than US securities. Risks relating to investments in foreign securities and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates, unfavorable economic practices, political instability and expropriation and nationalization risks.
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Emerging and Developing Markets Risks—Investment risks typically are greater in emerging and less developed markets, including “frontier markets”, which are a subset of emerging markets and less developed markets that, generally, have smaller economies and less
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mature capital markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight. Such risks may be greater in frontier markets.
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Currency Risks—Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the US dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the US dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.
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Private Placement and Restricted Securities Risks—In addition to the general risks to which all securities are subject, securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities, and a liquid secondary market may never develop. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at a favorable time or price. This potential lack of liquidity may make it more difficult for the Fund to accurately value these securities. Issuers of private placements or other restricted securities may include special purpose vehicles (“SPVs”) that hold underlying assets to which the Fund wants to gain exposure. The Fund may have the right to receive payments only from the SPV, and may not have direct rights against the issuer of the underlying assets. Investors in such SPVs generally pay their share of the SPV’s administrative and other expenses, including management fees.
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Leverage Risks—Certain transactions, including, for example, the use of certain derivatives and borrowing money, can result in leverage. Leverage generally has the effect of increasing the amounts of loss or gain the Fund might realize and creates the likelihood of greater volatility of the value of the Fund’s investments. There is risk of loss in excess of invested capital.
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Risks of Emphasizing a Region, Country, Sector or Industry—If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.
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Impact of Actions by Other Shareholders—The Fund, like all funds, pools the investments of many investors. Actions by one investor or multiple investors in the Fund may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.
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Operational and Cybersecurity Risks—Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Performance
This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.
Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.
Calendar Year by Year Total Returns (%)

Highest/Lowest Quarter Returns (%)
During the time period shown in the bar chart.
Highest Quarter	12.13	June 30, 2020
Lowest Quarter	-13.78	March 31, 2020
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Average Annual Total Returns—(For Periods Ended 31 December 2025)
The following table shows the average annual total returns (before and after taxes) and the change in value of two broad-based market indices over various periods ended 31 December 2025. The index information is intended to permit you to compare the Fund’s performance to broad measures of market performance.
After-tax returns are shown only for Investor Shares, and the after-tax returns for Advisor Shares and Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.
For Periods Ended 31 December 2025 (%)
Investor	1-Year	5-Year	10-Year	Since Inception	Inception Date
Return before taxes	7.98%	5.31%	7.13%	6.28%	March 19, 2014
Return after taxes on distributions	5.08%	2.36%	4.16%	3.35%
Return after taxes on distributions and sale of Fund shares	4.67%	2.75%	4.18%	3.48%
ICE BofA US High Yield Master II Index (reflects no deduction for fees, expenses or taxes)	8.50%	4.50%	6.45%	5.00%
ICE BofA US Broad Market Index (reflects no deduction for fees, expenses or taxes)	7.15%	-0.42%	2.01%	2.15%
Advisor
Return before taxes	8.28%	5.48%	7.30%	6.45%	March 19, 2014
ICE BofA US High Yield Master II Index (reflects no deduction for fees, expenses or taxes)	8.50%	4.50%	6.45%	5.00%
ICE BofA US Broad Market Index (reflects no deduction for fees, expenses or taxes)	7.15%	-0.42%	2.01%	2.15%
Institutional
Return before taxes	8.38%	5.60%	N/A	6.62%	October 03, 2016
ICE BofA US High Yield Master II Index (reflects no deduction for fees, expenses or taxes)	8.50%	4.50%	N/A	5.34%
ICE BofA US Broad Market Index (reflects no deduction for fees, expenses or taxes)	7.15%	-0.42%	N/A	1.55%
Updated performance information, including current NAV per share, may be obtained by calling 800.344.1770 or visiting www.artisanpartners.com.
Portfolio Management
Investment Adviser: Artisan Partners Limited Partnership (“Artisan Partners”)
Portfolio Manager	Title	Length of Service
Bryan C. Krug, CFA	Managing Director and Portfolio Manager, Artisan Partners	Since March 2014 (inception)
Purchase and Sale of Fund Shares
The Fund is closed to most new investors. See "Investing with Artisan Partners Funds—Who is Eligible to Invest in a Closed Fund?" in the Fund's statutory prospectus for new account eligibility criteria.
Minimum Investments	Investor	Advisor	Institutional
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
Minimum balance required	$1,000	$250,000	$1,000,000
The Fund will waive the minimum investment requirements for certain employee benefit plans and certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances.
You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should
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contact the Fund by phone at 800.344.1770, by regular mail at Artisan Partners Funds, P.O. Box 219322, Kansas City, MO 64121-9322, or by express, certified or registered mail at Artisan Partners Funds, 801 Pennsylvania Ave., Suite 219322, Kansas City, MO 64105-1307. Some redemptions require Medallion signature guarantees.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such tax-advantaged arrangements, you may be subject to tax upon withdrawal from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, the investment adviser and/or the distributor may pay the financial intermediary for the services provided to the Fund and its shareholders. The investment adviser and/or the distributor may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Artisan International Fund

Investor: ARTIX |  Advisor: APDIX |  Institutional: APHIX
Investment Objective
The Fund seeks long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund. The table and expense example do not reflect any transaction fees or commissions that may be charged by a shareholder’s financial intermediary when buying or selling shares.
Shareholder Fees (fees paid directly from your investment)
	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Advisor	Institutional
Management Fees	0.94%	0.94%	0.94%
Distribution (12b-1) Fees	None	None	None
Total Other Expenses[1]	0.25	0.11	0.02
Total Annual Fund Operating Expenses	1.19	1.05	0.96
1 “Other Expenses” include  “Acquired Fund Fees and Expenses,” which were less than 0.01% of the average net assets of the Fund. “Acquired Fund Fees and Expenses” are indirect expenses the Fund incurred from the Fund’s investment in one or more money market funds (acquired funds). To the extent that the Fund invests in acquired funds, Total Annual Fund Operating Expenses in the table above may not match the ratios of expenses to average net assets shown in the “Financial Highlights” in the Fund’s prospectus, since the Financial Highlights reflect the operating expenses of the Fund and do not include fees and expenses of acquired funds.
Expense Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor	$121	$378	$654	$1,443
Advisor	$107	$334	$579	$1,283
Institutional	$98	$306	$531	$1,178
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 111.26% of the average value of its portfolio.
Principal Investment Strategies
The Fund’s investment team employs a fundamental stock selection process focused on identifying long-term growth opportunities to build a diversified portfolio of non-US growth companies of all market capitalizations. The team seeks to invest in companies within its preferred themes with sustainable growth characteristics at attractive valuations that do not fully reflect their long-term potential.
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Themes—The team identifies long-term secular growth trends with the objective of investing in companies that have meaningful exposure to these trends. The team’s fundamental analysis focuses on those industry leaders with attractive growth and valuation characteristics that will be long-term beneficiaries of any structural change and/or trend.
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Sustainable Growth—The team applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. The team seeks high-quality companies that typically have a sustainable competitive advantage, a superior business model and a high-quality management team. As part of the investment process, the team considers material environmental, social and governance factors alongside other fundamental research.
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Valuation—The team uses multiple valuation metrics to establish a target price range. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and its current valuation.
The Fund invests primarily in developed markets but also may invest up to 35% of the Fund’s total assets at market value at the time of purchase in emerging and less developed markets. Under normal market conditions, the Fund is substantially fully invested in common stocks and similar securities, and invests at least 65% of its net assets at market value at the time of purchase in securities of non-US companies. There are no restrictions on the size of the companies in which the Fund may invest.
The Fund may invest to a limited extent in equity-linked securities that provide economic exposure to a security of one or more non-US companies without direct investment in the underlying securities (called “participation certificates” in the Fund’s prospectus, but may be called different names by issuers).
Principal Risks
Like all funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The Fund’s principal risks include:
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Market Risks—Markets may perform poorly and the securities in which the Fund invests may underperform the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions, intervention and/or policies, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic, political, regulatory or other news.
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Active Management Risks—The success of the Fund is dependent on the team’s investment decisions, which are based, in part, on the research process employed by the team. The portfolio securities selected by the team may decline in value or not increase in value when the market indices, including relevant benchmark indices, are rising, in which case the Fund could experience losses regardless of the performance of the market indices. When the team considers environmental, social and governance factors in its research process, the Fund may forgo certain investment opportunities and underperform funds that do not consider environmental, social and governance factors.
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Foreign Investing Risks—Foreign securities may underperform US securities and may be more volatile than US securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.
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Emerging and Developing Markets Risks—Investment risks typically are greater in emerging and less developed markets, including “frontier markets”, which are a subset of emerging markets and less developed markets that, generally, have smaller economies and less mature capital markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight. Such risks may be greater in frontier markets.
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Geopolitical Risks—Geopolitical events adversely affect global economies and securities markets, subjecting the Fund's investments to related risks. War, terrorism, global health crises and pandemics, sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on the US and world economies and markets generally. For example, military action by Russia in Ukraine, conflicts in the Middle East, US action in Venezuela and similar events and conflicts around the globe could affect the value of the Fund's investments, including beyond the Fund's direct exposure to issuers in the relevant countries or nearby geographic regions. In addition, the US has in the past imposed economic sanctions on certain countries, which may consist of asset freezes, restrictions on dealings in debt and equity, and certain industry-specific restrictions. Sanctions impair the ability of the Fund to buy, sell, receive or deliver those securities and/or assets that are subject to the sanctions, and the extent and duration of sanctions, and resulting market disruptions, are impossible to predict and could be substantial.
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Currency Risks—Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the US dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through US dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the US dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.
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Small and Medium-Sized Company Risks—Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.
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Growth Investing Risks—Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the team anticipated.
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Risks of Emphasizing a Region, Country, Sector or Industry—If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.
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Participation Certificate Risks—Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.
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Impact of Actions by Other Shareholders—The Fund, like all funds, pools the investments of many investors. Actions by one investor or multiple investors in the Fund may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.
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Operational and Cybersecurity Risks—Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Performance
This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.
Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.
Calendar Year by Year Total Returns (%)

Highest/Lowest Quarter Returns (%)
During the time period shown in the bar chart.
Highest Quarter	17.13	December 31, 2022
Lowest Quarter	-21.26	March 31, 2020
Average Annual Total Returns—(For Periods Ended 31 December 2025)
The following table shows the average annual total returns (before and after taxes) and the change in value of two broad-based market indices over various periods ended 31 December 2025. The index information is intended to permit you to compare the Fund’s performance to broad measures of market performance.
After-tax returns are shown only for Investor Shares, and the after-tax returns for Advisor Shares and Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.
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For Periods Ended 31 December 2025 (%)
Investor	1-Year	5-Year	10-Year	Since Inception	Inception Date
Return before taxes	36.03%	8.56%	8.26%	8.92%	December 28, 1995
Return after taxes on distributions	29.31%	5.67%	6.32%	7.67%
Return after taxes on distributions and sale of Fund shares	24.83%	6.13%	6.23%	7.42%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	31.22%	8.92%	8.18%	5.66%
MSCI ACWI (All Country World Index) ex USA Index (reflects no deduction for fees, expenses or taxes)	32.39%	7.91%	8.41%	5.92%
Advisor
Return before taxes	36.18%	8.71%	8.41%	7.01%	April 01, 2015
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	31.22%	8.92%	8.18%	7.02%
MSCI ACWI (All Country World Index) ex USA Index (reflects no deduction for fees, expenses or taxes)	32.39%	7.91%	8.41%	6.85%
Institutional
Return before taxes	36.31%	8.81%	8.50%	8.21%	July 01, 1997
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	31.22%	8.92%	8.18%	5.36%
MSCI ACWI (All Country World Index) ex USA Index (reflects no deduction for fees, expenses or taxes)	32.39%	7.91%	8.41%	5.56%
Updated performance information, including current NAV per share, may be obtained by calling 800.344.1770 or visiting www.artisanpartners.com.
Portfolio Management
Investment Adviser: Artisan Partners Limited Partnership (“Artisan Partners”)
Portfolio Manager	Title	Length of Service
Mark L. Yockey, CFA	Managing Director and Portfolio Manager, Artisan Partners	Since December 1995 (inception)
Charles-Henri Hamker	Managing Director and Associate Portfolio Manager, Artisan Partners	Since February 2012
Purchase and Sale of Fund Shares

Minimum Investments	Investor	Advisor	Institutional
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
Minimum balance required	$1,000	$250,000	$1,000,000
The Fund will waive the minimum investment requirements for certain employee benefit plans and certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances.
You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770, by regular mail at Artisan Partners Funds, P.O. Box 219322, Kansas City, MO 64121-9322, or by express, certified or registered mail at Artisan Partners Funds, 801 Pennsylvania Ave., Suite 219322, Kansas City, MO 64105-1307. Some redemptions require Medallion signature guarantees.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such tax-advantaged arrangements, you may be subject to tax upon withdrawal from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, the investment adviser and/or the distributor may pay the financial intermediary for the services provided to the Fund and its shareholders. The investment adviser and/or the distributor may also pay the financial intermediary for the sale of Fund shares and related services. These
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payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Artisan International Explorer Fund

Advisor: ARDBX |  Institutional: ARHBX
Investment Objective
The Fund seeks long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund. The table and expense example do not reflect any transaction fees or commissions that may be charged by a shareholder’s financial intermediary when buying or selling shares.
Shareholder Fees (fees paid directly from your investment)
	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Exchange Fee	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Advisor	Institutional
Management Fees	1.05%	1.05%
Distribution (12b-1) Fees	None	None
Total Other Expenses	0.20	0.15
Acquired Fund Fees and Expenses[1]	0.02	0.02
Total Annual Fund Operating Expenses	1.27	1.22
Fee Waiver and Expense Reimbursement[2]	0.00	0.00
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.27	1.22
1 “Acquired Fund Fees and Expenses” shown are for the fiscal year ended 30 September 2025 and are indirect expenses the Fund incurred from the Fund’s investment in one or more money market funds (acquired funds). To the extent that the Fund invests in acquired funds, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the table above may not match the ratios of expenses to average net assets shown in the “Financial Highlights” in the Fund’s prospectus, since the Financial Highlights reflect the operating expenses of the Fund and do not include fees and expenses of acquired funds.
2 Artisan Partners Limited Partnership, the Fund’s investment adviser (“Artisan Partners”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause total annual fund operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, acquired fund fees and expenses, borrowing costs such as dividends on securities sold short, and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed 1.40% of the average daily net assets of Advisor Shares and 1.35% of the average daily net assets of Institutional Shares. This contract continues through 31 January 2027.
Expense Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Advisor	$129	$403	$697	$1,534
Institutional	$124	$387	$670	$1,477
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27.36% of the average value of its portfolio.
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Principal Investment Strategies
The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of securities of undervalued, primarily non-US small companies. The team seeks to invest in what the team considers to be high quality, undervalued companies with strong balance sheets and shareholder-oriented management teams.
The team’s investment process focuses on four key characteristics:
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Undervaluation—Determining the intrinsic value of a business is the heart of the team’s research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company’s future cash flows. The team seeks to invest at a significant discount to its estimate of the intrinsic value of a business.
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Business Quality—The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.
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Financial Strength—The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.
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Shareholder-Oriented Management—The team’s research process attempts to identify management teams with a history of building value for shareholders.
Companies that make it through this analytical process are ranked at the time the position is initiated according to the degree of the discount of the current market price of the stock to the team’s estimate of the company’s intrinsic value. The team manages the portfolio by generally taking larger positions in companies where the discount is greatest and smaller positions in companies with narrower discounts (subject to adjustments for investment-related concerns, including diversification, risk management and liquidity). As part of the investment process, the team considers financially material environmental, social and governance factors alongside other fundamental research.
The focus of the investment process is on individual companies, not on selection of countries or regions. Under normal market conditions, the Fund invests no less than 65% of its total assets (excluding cash and cash equivalents), measured at market value at the time of purchase, in common stocks and other securities of non-US companies. The Fund is non-diversified, which means that it may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, a high percentage of the Fund’s total assets may be invested in a particular company, sector or industry. The Fund may invest a substantial portion of its total assets in emerging and less developed markets. The Fund may invest in companies of any size, but anticipates investing primarily in small-capitalization (“small-cap”) companies. Small-cap companies for this purpose are those companies with a market capitalization below $5 billion at the time of the Fund’s investment.
The Fund may invest to a limited extent in equity-linked securities that provide economic exposure to a security of one or more non-US companies without direct investment in the underlying securities (called “participation certificates” in the Fund’s prospectus, but may be called different names by issuers). The Fund may (but is not required) to hedge against the risk of loss resulting from currency fluctuation.
The Fund invests primarily in equity securities but, from time to time, the team may conclude that a security other than an equity security presents a more attractive risk/reward profile. Accordingly, the Fund may invest to a limited extent in debt securities of US and non-US issuers, including loans, that meet the Fund’s investment criteria. The Fund may invest in debt securities of any maturity or duration.
Principal Risks
Like all funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The Fund’s principal risks include:
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Market Risks—Markets may perform poorly and the securities in which the Fund invests may underperform the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions, intervention and/or policies, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic, political, regulatory or other news.
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Active Management Risks—The success of the Fund is dependent on the team’s investment decisions, which are based, in part, on the research process employed by the team. The portfolio securities selected by the team may decline in value or not increase in value when the market indices, including relevant benchmark indices, are rising, in which case the Fund could experience losses regardless of the performance of the market indices. When the team considers environmental, social and governance factors in its research process, the Fund may forgo certain investment opportunities and underperform funds that do not consider environmental, social and governance factors.
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Foreign Investing Risks—Foreign securities may underperform US securities and may be more volatile than US securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.
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Emerging and Developing Markets Risks—Investment risks typically are greater in emerging and less developed markets, including “frontier markets”, which are a subset of emerging markets and less developed markets that, generally, have smaller economies and less mature capital markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of
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loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight. Such risks may be greater in frontier markets.
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Small and Medium-Sized Company Risks—Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.
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Liquidity Risks—Liquidity risk is the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.
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Non-Diversification Risks—As a non-diversified fund, the Fund may invest a larger portion of its assets in securities of a smaller number of issuers than a diversified fund, which means a single issuer’s performance may affect Fund performance more than if the Fund were invested in a larger number of issuers.
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Value Investing Risks—Value stocks may fall out of favor with investors and underperform other asset types during given periods. The price of a company’s stock may never reach the level team considers its intrinsic value.
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Risks of Emphasizing a Region, Country, Sector or Industry—If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.
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Geopolitical Risks—Geopolitical events adversely affect global economies and securities markets, subjecting the Fund's investments to related risks. War, terrorism, global health crises and pandemics, sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on the US and world economies and markets generally. For example, military action by Russia in Ukraine, conflicts in the Middle East, US action in Venezuela and similar events and conflicts around the globe could affect the value of the Fund's investments, including beyond the Fund's direct exposure to issuers in the relevant countries or nearby geographic regions. In addition, the US has in the past imposed economic sanctions on certain countries, which may consist of asset freezes, restrictions on dealings in debt and equity, and certain industry-specific restrictions. Sanctions impair the ability of the Fund to buy, sell, receive or deliver those securities and/or assets that are subject to the sanctions, and the extent and duration of sanctions, and resulting market disruptions, are impossible to predict and could be substantial.
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Currency Risks—Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the US dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through US dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the US dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.
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Participation Certificate Risks—Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.
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Debt Securities Risks—The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. In general, the value of a debt security will fall in response to increases in interest rates. The Fund may invest in debt securities without considering the maturity of the instrument. The value of a security with a longer duration will be more sensitive to changes in interest rates than a similar security with a shorter duration. As a result, changes in interest rates in the US and outside the US may affect the Fund’s debt investments unfavorably.
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Loan Risks—Investments in loans, including floating or adjustable rate loans, are generally subject to the same risks as investments in other types of debt obligations, including, among others, the credit risk of nonpayment of principal and interest. In addition, in many cases loans are subject to the risks associated with below investment grade securities. The Fund may invest in loans made in connection with highly
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leveraged transactions, which are subject to greater credit and liquidity risks than other types of loans. Although the loans in which the Fund invests may be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan or could recover nothing of what it is owed on the loan. Uncollateralized (i.e., non-secured) loans are subject to greater risk of loss (i.e., nonpayment) in the event of default than secured loans since they do not afford the Fund recourse to collateral. Investments in loans may be difficult to value and may be illiquid, including due to legal or contractual restrictions on resale. Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or meet redemption obligations until a substantial period after the sale of the loans.
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Convertible Securities Risks—Investing in convertible securities subjects the Fund to the risks of debt, but also the risks associated with an investment in the underlying equity security. Convertible securities are frequently issued with a call feature that allows the issuer to choose when to redeem the security, which could result in the Fund being forced to redeem, convert, or sell the convertible security under circumstances unfavorable to the Fund.
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Impact of Actions by Other Shareholders—The Fund, like all funds, pools the investments of many investors. Actions by one investor or multiple investors in the Fund may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.
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Operational and Cybersecurity Risks—Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Performance
This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Institutional Shares has varied over time.
Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.
Calendar Year by Year Total Returns (%)

Highest/Lowest Quarter Returns (%)
During the time period shown in the bar chart.
Highest Quarter	14.61	March 31, 2023
Lowest Quarter	-5.33	September 30, 2023
Average Annual Total Returns—(For Periods Ended 31 December 2025)
The following table shows the average annual total returns (before and after taxes) and the change in value of two broad-based market indices over various periods ended 31 December 2025. The index information is intended to permit you to compare the Fund’s performance to broad measures of market performance.
The following table shows the average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended 31 December 2025. The index information is intended to permit you to compare the Fund’s performance to market performance.
After-tax returns are shown only for Institutional Shares, and the after-tax returns for Advisor Shares will vary from Institutional Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.
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For Periods Ended 31 December 2025 (%)
Institutional	1-Year	Since Inception	Inception Date
Return before taxes	18.31%	11.20%	May 16, 2022
Return after taxes on distributions	14.90%	9.87%
Return after taxes on distributions and sale of Fund shares	10.80%	8.24%
MSCI All Country World ex USA Small Cap Index (reflects no deduction for fees, expenses or taxes)	29.26%	11.81%
MSCI All Country World ex USA IMI (reflects no deduction for fees, expenses or taxes)	31.96%	13.63%
Advisor
Return before taxes	18.23%	11.14%	May 16, 2022
MSCI All Country World ex USA Small Cap Index (reflects no deduction for fees, expenses or taxes)	29.26%	11.81%
MSCI All Country World ex USA IMI (reflects no deduction for fees, expenses or taxes)	31.96%	13.63%
Updated performance information, including current NAV per share, may be obtained by calling 800.344.1770 or visiting www.artisanpartners.com.
Portfolio Management
Investment Adviser: Artisan Partners
Portfolio Manager	Title	Length of Service
Beini Zhou, CFA	Co-Portfolio Manager, Artisan Partners	Since May 2022 (inception)
Anand Vasagiri	Co-Portfolio Manager, Artisan Partners	Since May 2022 (inception)
Purchase and Sale of Fund Shares
Minimum Investments	Advisor	Institutional
To open an account	$250,000	$1,000,000
To add to an account	No minimum	No minimum
Minimum balance required	$250,000	$1,000,000
The Fund will waive the minimum investment requirements for certain employee benefit plans and certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances.
You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770, by regular mail at Artisan Partners Funds, P.O. Box 219322, Kansas City, MO 64121-9322, or by express, certified or registered mail at Artisan Partners Funds, 801 Pennsylvania Ave., Suite 219322, Kansas City, MO 64105-1307. Some redemptions require Medallion signature guarantees.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such tax-advantaged arrangements, you may be subject to tax upon withdrawal from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, the investment adviser and/or the distributor may pay the financial intermediary for the services provided to the Fund and its shareholders. The investment adviser and/or the distributor may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Artisan International Small-Mid Fund

Investor: ARTJX |  Advisor: APDJX |  Institutional: APHJX
Investment Objective
The Fund seeks long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund. The table and expense example do not reflect any transaction fees or commissions that may be charged by a shareholder’s financial intermediary when buying or selling shares.
Shareholder Fees (fees paid directly from your investment)
	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Advisor	Institutional
Management Fees	1.03%	1.03%	1.03%
Distribution (12b-1) Fees	None	None	None
Total Other Expenses	0.30	0.13	0.05
Total Annual Fund Operating Expenses	1.33	1.16	1.08
Expense Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor	$135	$421	$729	$1,601
Advisor	$118	$368	$638	$1,409
Institutional	$110	$343	$595	$1,317
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34.42% of the average value of its portfolio.
Principal Investment Strategies
The Fund’s investment team employs a fundamental stock selection process focused on identifying durable and idiosyncratic opportunities to build a diversified portfolio of primarily non-US small- and mid-cap growth companies. The team generally seeks long-term investments in high-quality businesses exposed to structural growth themes that can be acquired at sensible valuations in contrarian fashion and are led by excellent management teams.
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Investing with Tailwinds—The team identifies structural themes at the intersection of growth and change with the objective of investing in companies having meaningful exposure to these trends. Themes represent a secular outlook, are generally industry specific, and are identified from a bottom-up perspective.
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High-Quality Businesses—The team seeks companies that it views as future industry leaders with sustainable growth characteristics that can be owned for the long term. Those characteristics include differentiated and defensible business models, strong balance sheets, dynamic management teams, favorable positions within their industry value chains and high or improving returns on capital. As part of the investment process, the team considers material environmental, social and governance factors, which may include corporate governance principles, treatment of employees and exposure to regulatory risk, alongside other fundamental research.
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A Contrarian Approach to Valuation—The team seeks to invest in high-quality businesses in contrarian fashion. Mismatches between stock price and long-term business value are created by market dislocations, temporary slowdowns in individual businesses or misperceptions in the investment community.
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Manage Unique Risks of International Small- and Mid-Cap Equities—International small- and mid-cap equities are exposed to unique investment risks that require managing. The team defines risk as including permanent loss of capital, not just share price volatility. The team manages this risk by having a long-term ownership focus, understanding the direct and indirect security risks for each business, constructing the portfolio on a well-diversified basis and sizing positions according to individual risk characteristics.
Under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in common stocks and other securities of small- and mid-cap companies. Small- and mid-cap companies for this purpose are those companies with a market capitalization below $30 billion or having a market capitalization similar to the constituents of the MSCI All Country World (ACWI) ex USA SMID Index at the time of the Fund’s investment. Some of these companies, although small by US standards, might rank among the largest in their countries by market capitalization. Under normal market conditions, the Fund will invest at least 65% of its total assets at market value at the time of purchase in securities of non-US companies. The Fund invests in developed markets and emerging and less developed markets.
The Fund may invest to a limited extent in equity-linked securities that provide economic exposure to a security of one or more non-US companies without direct investment in the underlying securities (called “participation certificates” in the Fund’s prospectus, but may be called different names by issuers).
From time to time, the team may conclude that a security other than an equity presents a more attractive risk/reward profile. Accordingly, the Fund may invest to a limited extent in debt securities (including lower-rated securities), which include securities rated below investment grade (below BBB- by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”) or below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”)), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or unrated but determined by Artisan Partners to be of comparable quality, commonly known as “junk bonds,” and convertible debt securities of US or non-US issuers that meet the Fund’s investment criteria.
Principal Risks
Like all funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The Fund’s principal risks include:
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Market Risks—Markets may perform poorly and the securities in which the Fund invests may underperform the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions, intervention and/or policies, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic, political, regulatory or other news.
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Active Management Risks—The success of the Fund is dependent on the team’s investment decisions, which are based, in part, on the research process employed by the team. The portfolio securities selected by the team may decline in value or not increase in value when the market indices, including relevant benchmark indices, are rising, in which case the Fund could experience losses regardless of the performance of the market indices. When the team considers certain environmental, social and governance ("ESG") factors in its research process, the Fund may forgo certain investment opportunities and underperform funds that do not consider ESG factors.
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Foreign Investing Risks—Foreign securities may underperform US securities and may be more volatile than US securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.
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Emerging and Developing Markets Risks—Investment risks typically are greater in emerging and less developed markets, including “frontier markets”, which are a subset of emerging markets and less developed markets that, generally, have smaller economies and less mature capital markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight. Such risks may be greater in frontier markets.
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Small and Medium-Sized Company Risks—Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.
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Geopolitical Risks—Geopolitical events adversely affect global economies and securities markets, subjecting the Fund's investments to related risks. War, terrorism, global health crises and pandemics, sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on the US and world economies and markets generally. For example, military action by Russia in Ukraine, conflicts in the Middle East, US action in Venezuela and similar events and conflicts around the globe could affect the value of the Fund's investments, including beyond the Fund's direct exposure to issuers in the relevant countries or nearby geographic regions. In addition, the US has in the past imposed economic sanctions on certain countries, which may consist of asset freezes, restrictions on dealings in debt and equity, and certain industry-specific restrictions. Sanctions impair the ability of the Fund to buy, sell, receive or deliver those securities and/or assets that are subject to the sanctions, and the extent and duration of sanctions, and resulting market disruptions, are impossible to predict and could be substantial.
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Currency Risks—Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the US dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through US dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the US dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.
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Growth Investing Risks—Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the team anticipated.
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Risks of Emphasizing a Region, Country, Sector or Industry—If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.
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Participation Certificate Risks—Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.
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Debt Securities Risks—The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. In general, the value of a debt security will fall in response to increases in interest rates. The Fund may invest in debt securities without considering the maturity of the instrument. The value of a security with a longer duration will be more sensitive to changes in interest rates than a similar security with a shorter duration. As a result, changes in interest rates in the US and outside the US may affect the Fund’s debt investments unfavorably.
Debt securities in which the Fund invests may be rated below investment grade or unrated securities that are determined by Artisan Partners to be of comparable quality. Debt securities of below investment grade quality are high yield, high risk bonds, commonly known as “junk bonds.”  These bonds are predominantly speculative. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These bonds have a higher degree of default risk, may be less liquid and may be subject to greater price volatility than higher-rated bonds.
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Impact of Actions by Other Shareholders—The Fund, like all funds, pools the investments of many investors. Actions by one investor or multiple investors in the Fund may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.
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Operational and Cybersecurity Risks—Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Performance
This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.
Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.
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Effective 4 December 2018, the Fund’s principal investment strategies changed to reflect, among other things, greater flexibility to invest in small- and medium-sized companies.  The Fund’s performance prior to 4 December 2018 would have been different if the Fund were managed using the current investment strategies.
Calendar Year by Year Total Returns (%)

Highest/Lowest Quarter Returns (%)
During the time period shown in the bar chart.
Highest Quarter	26.84	June 30, 2020
Lowest Quarter	-21.42	March 31, 2020
Average Annual Total Returns—(For Periods Ended 31 December 2025)
The following table shows the average annual total returns (before and after taxes) and the change in value of four broad-based market indices over various periods ended 31 December 2025. The index information is intended to permit you to compare the Fund’s performance to broad measures of market performance.
After-tax returns are shown only for Investor Shares, and the after-tax returns for Advisor Shares and Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
The "Return after taxes on distributions and sale of Fund shares" for the one-year period ended 31 December 2025 is greater than the "Return before taxes" because you are assumed to be able to use any capital loss realized on the sale of Fund shares to offset other taxable gains.
Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.
For Periods Ended 31 December 2025 (%)
Investor	1-Year	5-Year	10-Year	Since Inception	Inception Date
Return before taxes	18.22%	0.63%	6.09%	9.96%	December 21, 2001
Return after taxes on distributions	16.74%	0.20%	4.15%	8.40%
Return after taxes on distributions and sale of Fund shares	11.85%	0.48%	4.21%	8.15%
MSCI ACWI ex USA SMID Index (reflects no deduction for fees, expenses or taxes)	30.74%	6.80%	7.87%	8.68%
MSCI EAFE Small Cap Growth Index (reflects no deduction for fees, expenses or taxes)	26.15%	2.09%	6.70%	8.33%
MSCI ACWI ex USA (reflects no deduction for fees, expenses or taxes)	32.39%	7.91%	8.41%	7.09%
Advisor
Return before taxes	18.46%	0.80%	N/A	8.60%	December 04, 2018
MSCI ACWI ex USA SMID Index (reflects no deduction for fees, expenses or taxes)	30.74%	6.80%	N/A	8.68%
MSCI EAFE Small Cap Growth Index (reflects no deduction for fees, expenses or taxes)	26.15%	2.09%	N/A	6.99%
MSCI ACWI ex USA (reflects no deduction for fees, expenses or taxes)	32.39%	7.91%	N/A	9.19%
Institutional
Return before taxes	18.56%	0.88%	N/A	7.26%	April 12, 2016
MSCI ACWI ex USA SMID Index (reflects no deduction for fees, expenses or taxes)	30.74%	6.80%	N/A	8.02%
MSCI EAFE Small Cap Growth Index (reflects no deduction for fees, expenses or taxes)	26.15%	2.09%	N/A	7.07%
MSCI ACWI ex USA (reflects no deduction for fees, expenses or taxes)	32.39%	7.91%	N/A	8.78%
Updated performance information, including current NAV per share, may be obtained by calling 800.344.1770 or visiting www.artisanpartners.com.
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Portfolio Management
Investment Adviser: Artisan Partners Limited Partnership (“Artisan Partners”)
Portfolio Manager	Title	Length of Service
Rezo Kanovich	Managing Director and Portfolio Manager, Artisan Partners	Since October 2018
Purchase and Sale of Fund Shares

Minimum Investments	Investor	Advisor	Institutional
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
Minimum balance required	$1,000	$250,000	$1,000,000
The Fund will waive the minimum investment requirements for certain employee benefit plans and certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances.
You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770, by regular mail at Artisan Partners Funds, P.O. Box 219322, Kansas City, MO 64121-9322, or by express, certified or registered mail at Artisan Partners Funds, 801 Pennsylvania Ave., Suite 219322, Kansas City, MO 64105-1307. Some redemptions require Medallion signature guarantees.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such tax-advantaged arrangements, you may be subject to tax upon withdrawal from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, the investment adviser and/or the distributor may pay the financial intermediary for the services provided to the Fund and its shareholders. The investment adviser and/or the distributor may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Artisan International Value Fund

Investor: ARTKX |  Advisor: APDKX |  Institutional: APHKX
Investment Objective
The Fund seeks long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund. The table and expense example do not reflect any transaction fees or commissions that may be charged by a shareholder’s financial intermediary when buying or selling shares.
Shareholder Fees (fees paid directly from your investment)
	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Advisor	Institutional
Management Fees	0.93%	0.93%	0.93%
Distribution (12b-1) Fees	None	None	None
Total Other Expenses	0.25	0.12	0.02
Acquired Fund Fees and Expenses[1]	0.02	0.02	0.02
Total Annual Fund Operating Expenses	1.20	1.07	0.97
1 “Acquired Fund Fees and Expenses” shown are for the fiscal year ended 30 September 2025 and are indirect expenses the Fund incurred from the Fund's investment in one or more money market funds (acquired funds). To the extent that the Fund invests in acquired funds, Total Annual Fund Operating Expenses in the table above may not match the ratios of expenses to average net assets shown in the “Financial Highlights” in the Fund’s prospectus, since the Financial Highlights reflect the operating expenses of the Fund and do not include fees and expenses of acquired funds.
Expense Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor	$122	$381	$660	$1,455
Advisor	$109	$340	$590	$1,306
Institutional	$99	$309	$536	$1,190
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24.70% of the average value of its portfolio.
Principal Investment Strategies
The Fund’s investment team employs a fundamental investment process to construct a diversified  portfolio of securities of undervalued non-US companies of all sizes. The team seeks to invest in what the team considers to be high quality, undervalued companies with strong balance sheets and shareholder-oriented management teams.
The team’s investment process focuses on four key characteristics:
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Undervaluation—Determining the intrinsic value of a business is the heart of the team’s research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company’s future cash flows. The team seeks to invest at a significant discount to its estimate of the intrinsic value of a business.
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Business Quality—The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.
■
Financial Strength—The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.
■
Shareholder-Oriented Management—The team’s research process attempts to identify management teams with a history of building value for shareholders.
Companies that make it through this analytical process are ranked at the time the position is initiated according to the degree of the discount of the current market price of the stock to the team’s estimate of the company’s intrinsic value. The team manages the portfolio by generally taking larger positions in companies where the discount is greatest and smaller positions in companies with narrower discounts (subject to adjustments for investment-related concerns, including diversification, risk management and liquidity).
The focus of the investment process is on individual companies, not on selection of countries or regions. Under normal market conditions, the Fund invests no less than 80% of its total assets (excluding cash and cash equivalents), measured at market value at the time of purchase, in common stocks and other securities of non-US companies. The Fund invests primarily in developed markets but also may invest in emerging and less developed markets. The Fund may invest in companies of any size.
The Fund may invest to a limited extent in equity-linked securities that provide economic exposure to a security of one or more non-US companies without direct investment in the underlying securities (called “participation certificates” in the Fund’s prospectus, but may be called different names by issuers).
The Fund invests primarily in equity securities but, from time to time, the team may conclude that a security other than an equity security presents a more attractive risk/reward profile. Accordingly, the Fund may invest to a limited extent in debt securities of US and non-US issuers, including loans, that meet the Fund’s investment criteria. The Fund may invest in debt securities of any maturity.
Principal Risks
Like all funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The Fund’s principal risks include:
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Market Risks—Markets may perform poorly and the securities in which the Fund invests may underperform the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions, intervention and/or policies, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic, political, regulatory or other news.
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Active Management Risks—The success of the Fund is dependent on the team’s investment decisions, which are based, in part, on the research process employed by the team. The portfolio securities selected by the team may decline in value or not increase in value when the market indices, including relevant benchmark indices, are rising, in which case the Fund could experience losses regardless of the performance of the market indices.
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Foreign Investing Risks—Foreign securities may underperform US securities and may be more volatile than US securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.
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Emerging and Developing Markets Risks—Investment risks typically are greater in emerging and less developed markets, including “frontier markets”, which are a subset of emerging markets and less developed markets that, generally, have smaller economies and less mature capital markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight. Such risks may be greater in frontier markets.
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Geopolitical Risks—Geopolitical events adversely affect global economies and securities markets, subjecting the Fund's investments to related risks. War, terrorism, global health crises and pandemics, sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short-
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or long-term effects on the US and world economies and markets generally. For example, military action by Russia in Ukraine, conflicts in the Middle East, US action in Venezuela and similar events and conflicts around the globe could affect the value of the Fund's investments, including beyond the Fund's direct exposure to issuers in the relevant countries or nearby geographic regions. In addition, the US has in the past imposed economic sanctions on certain countries, which may consist of asset freezes, restrictions on dealings in debt and equity, and certain industry-specific restrictions. Sanctions impair the ability of the Fund to buy, sell, receive or deliver those securities and/or assets that are subject to the sanctions, and the extent and duration of sanctions, and resulting market disruptions, are impossible to predict and could be substantial.
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Currency Risks—Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the US dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through US dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the US dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.
■
Small and Medium-Sized Company Risks—Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.
■
Value Investing Risks—Value stocks may fall out of favor with investors and underperform other asset types during given periods. The price of a company’s stock may never reach the level that the team considers its intrinsic value.
■
Risks of Emphasizing a Region, Country, Sector or Industry—If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.
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Participation Certificate Risks—Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.
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Debt Securities Risks—The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. In general, the value of a debt security will fall in response to increases in interest rates. The Fund may invest in debt securities without considering the maturity of the instrument. The value of a security with a longer duration will be more sensitive to changes in interest rates than a similar security with a shorter duration. As a result, changes in interest rates in the US and outside the US may affect the Fund’s debt investments unfavorably.
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Loan Risks—Investments in loans, including floating or adjustable rate loans, are generally subject to the same risks as investments in other types of debt obligations, including, among others, the credit risk of nonpayment of principal and interest. In addition, in many cases loans are subject to the risks associated with below investment grade securities. The Fund may invest in loans made in connection with highly leveraged transactions, which are subject to greater credit and liquidity risks than other types of loans. Although the loans in which the Fund invests may be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan or could recover nothing of what it is owed on the loan. Uncollateralized (i.e., non-secured) loans are subject to greater risk of loss (i.e., nonpayment) in the event of default than secured loans since they do not afford the Fund recourse to collateral. Investments in loans may be difficult to value and may be illiquid, including due to legal or contractual restrictions on resale. Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or meet redemption obligations until a substantial period after the sale of the loans.
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Convertible Securities Risks—Investing in convertible securities subjects the Fund to the risks of debt, but also the risks associated with an investment in the underlying equity security. Convertible securities are frequently issued with a call feature that allows the issuer to choose when to redeem the security, which could result in the Fund being forced to redeem, convert, or sell the convertible security under circumstances unfavorable to the Fund.
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Impact of Actions by Other Shareholders—The Fund, like all funds, pools the investments of many investors. Actions by one investor or multiple investors in the Fund may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.
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Operational and Cybersecurity Risks—Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Performance
This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.
Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.
Calendar Year by Year Total Returns (%)

Highest/Lowest Quarter Returns (%)
During the time period shown in the bar chart.
Highest Quarter	21.77	December 31, 2020
Lowest Quarter	-27.46	March 31, 2020
Average Annual Total Returns—(For Periods Ended 31 December 2025)
The following table shows the average annual total returns (before and after taxes) and the change in value of two broad-based market indices over various periods ended 31 December 2025. The index information is intended to permit you to compare the Fund’s performance to broad measures of market performance.
After-tax returns are shown only for Investor Shares, and the after-tax returns for Advisor Shares and Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.
For Periods Ended 31 December 2025 (%)
Investor	1-Year	5-Year	10-Year	Since Inception	Inception Date
Return before taxes	22.50%	11.65%	9.91%	11.79%	September 23, 2002
Return after taxes on distributions	20.38%	10.26%	8.79%	10.78%
Return after taxes on distributions and sale of Fund shares	14.48%	8.97%	7.82%	10.08%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	31.22%	8.92%	8.18%	7.99%
MSCI ACWI (All Country World Index) ex USA Index (reflects no deduction for fees, expenses or taxes)	32.39%	7.91%	8.41%	8.27%
Advisor
Return before taxes	22.65%	11.80%	10.06%	8.78%	April 01, 2015
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	31.22%	8.92%	8.18%	7.02%
MSCI ACWI (All Country World Index) ex USA Index (reflects no deduction for fees, expenses or taxes)	32.39%	7.91%	8.41%	6.85%
Institutional
Return before taxes	22.80%	11.91%	10.16%	8.45%	October 01, 2006
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	31.22%	8.92%	8.18%	5.06%
MSCI ACWI (All Country World Index) ex USA Index (reflects no deduction for fees, expenses or taxes)	32.39%	7.91%	8.41%	5.14%
Updated performance information, including current NAV per share, may be obtained by calling 800.344.1770 or visiting www.artisanpartners.com.
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Portfolio Management
Investment Adviser: Artisan Partners Limited Partnership (“Artisan Partners”)
Portfolio Manager	Title	Length of Service
N. David Samra	Managing Director and Portfolio Manager, Artisan Partners	Since September 2002 (inception)
Ian P. McGonigle, CFA	Managing Director and Portfolio Manager, Artisan Partners	Since October 2018
Purchase and Sale of Fund Shares
The Fund is closed to most new investors. See "Investing with Artisan Partners Funds—Who is Eligible to Invest in a Closed Fund?" in the Fund's statutory prospectus for new account eligibility criteria.
Minimum Investments	Investor	Advisor	Institutional
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
Minimum balance required	$1,000	$250,000	$1,000,000
The Fund will waive the minimum investment requirements for certain employee benefit plans and certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances.
You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770, by regular mail at Artisan Partners Funds, P.O. Box 219322, Kansas City, MO 64121-9322, or by express, certified or registered mail at Artisan Partners Funds, 801 Pennsylvania Ave., Suite 219322, Kansas City, MO 64105-1307. Some redemptions require Medallion signature guarantees.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such tax-advantaged arrangements, you may be subject to tax upon withdrawal from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, the investment adviser and/or the distributor may pay the financial intermediary for the services provided to the Fund and its shareholders. The investment adviser and/or the distributor may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Artisan Mid Cap Fund

Investor: ARTMX |  Advisor: APDMX |  Institutional: APHMX
Investment Objective
The Fund seeks long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund. The table and expense example do not reflect any transaction fees or commissions that may be charged by a shareholder’s financial intermediary when buying or selling shares.
Shareholder Fees (fees paid directly from your investment)
	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Advisor	Institutional
Management Fees	0.94%	0.94%	0.94%
Distribution (12b-1) Fees	None	None	None
Total Other Expenses[1]	0.27	0.13	0.04
Total Annual Fund Operating Expenses	1.21	1.07	0.98
1 “Other Expenses” include  “Acquired Fund Fees and Expenses,” which were less than 0.01% of the average net assets of the Fund. “Acquired Fund Fees and Expenses” are indirect expenses the Fund incurred from the Fund’s investment in one or more money market funds (acquired funds). To the extent that the Fund invests in acquired funds, Total Annual Fund Operating Expenses in the table above may not match the ratios of expenses to average net assets shown in the “Financial Highlights” in the Fund’s prospectus, since the Financial Highlights reflect the operating expenses of the Fund and do not include fees and expenses of acquired funds.
Expense Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor	$123	$384	$665	$1,466
Advisor	$109	$340	$590	$1,306
Institutional	$100	$312	$542	$1,201
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62.54% of the average value of its portfolio.
Principal Investment Strategies
The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of US mid-cap growth companies. The team seeks to invest in companies that it believes possess franchise characteristics, are benefiting from an accelerating profit cycle and are trading at a discount to its estimate of private market value. The Fund’s investment process focuses on two distinct elements—security selection and capital allocation. The team overlays its investment process with sustainability considerations and broad knowledge of the global economy.
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Security Selection—The team seeks to identify companies that have franchise characteristics (e.g., low cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name), are benefiting from an accelerating profit cycle and
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are trading at a discount to the team’s estimate of private market value. The team looks for companies that are well positioned for long-term growth, which is driven by demand for their products and services at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the emerging profit cycle.
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Capital Allocation—Based on the team’s fundamental analysis of a company’s profit cycle, it divides the portfolio into three parts. GardenSM investments are small positions in the early part of their profit cycle that may warrant more sizeable allocations as their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because the team believes they are moving through the strongest part of their profit cycles. HarvestSM investments are positions that are being reduced as they near the team’s estimates of full valuation or their profit cycles begin to decelerate.
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Sustainability Considerations—The team employs a framework in assessing material sustainability exposures factors that informs its security selection and capital allocation process.
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Broad Knowledge—The team overlays the security selection and capital allocation elements of its investment process with a desire to invest opportunistically across the entire global economy. The team seeks broad knowledge of the global economy in order to position it to find growth wherever it occurs.
The Fund invests primarily in US companies and, under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of medium-sized companies. The Fund defines a medium-sized company as one with a market capitalization greater than the market capitalization of the smallest company in the Russell Midcap® Index and less than three times the weighted average market capitalization of companies in the Russell Midcap® Index. Under normal circumstances, the Fund generally maintains a weighted average market capitalization of not more than 1.5 times the weighted average market capitalization of the companies included in the Russell Midcap® Index or Russell Midcap® Growth Index, whichever is greater.
The Fund may invest up to 15% of its total assets at market value at the time of purchase in common stocks and other securities of non-US companies (including depositary receipts). The Fund’s investments in non-US securities may include investments in developed markets, as well as emerging and less developed markets.
Principal Risks
Like all funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The Fund’s principal risks include:
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Market Risks—Markets may perform poorly and the securities in which the Fund invests may underperform the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions, intervention and/or policies, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic, political, regulatory or other news.
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Active Management Risks—The success of the Fund is dependent on the team’s investment decisions, which are based, in part, on the research process employed by the team. The portfolio securities selected by the team may decline in value or not increase in value when the market indices, including relevant benchmark indices, are rising, in which case the Fund could experience losses regardless of the performance of the market indices. When the team considers material sustainability exposures in its research process, the Fund may forgo certain investment opportunities and underperform funds that do not consider similar factors.
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Small and Medium-Sized Company Risks—Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.
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Growth Investing Risks—Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the team anticipated.
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Foreign Investing Risks—Foreign securities may underperform US securities and may be more volatile than US securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates, unfavorable economic practices, political instability and expropriation and nationalization risks.
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Risks of Emphasizing a Region, Country, Sector or Industry—If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.
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Currency Risks—Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the US dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through US dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the US dollar. The Fund’s direct or indirect exposure to a particular currency
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may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.
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Impact of Actions by Other Shareholders—The Fund, like all funds, pools the investments of many investors. Actions by one investor or multiple investors in the Fund may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.
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Operational and Cybersecurity Risks—Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Performance
This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.
Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.
Calendar Year by Year Total Returns (%)

Highest/Lowest Quarter Returns (%)
During the time period shown in the bar chart.
Highest Quarter	37.29	June 30, 2020
Lowest Quarter	-22.47	June 30, 2022
Average Annual Total Returns—(For Periods Ended 31 December 2025)
The following table shows the average annual total returns (before and after taxes) and the change in value of three broad-based market indices over various periods ended 31 December 2025. The index information is intended to permit you to compare the Fund’s performance to broad measures of market performance.
After-tax returns are shown only for Investor Shares, and the after-tax returns for Advisor Shares and Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.
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For Periods Ended 31 December 2025 (%)
Investor	1-Year	5-Year	10-Year	Since Inception	Inception Date
Return before taxes	14.75%	2.12%	10.81%	12.62%	June 27, 1997
Return after taxes on distributions	10.42%	-0.12%	7.74%	10.60%
Return after taxes on distributions and sale of Fund shares	11.97%	1.57%	8.16%	10.56%
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	10.60%	8.67%	11.01%	9.91%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	8.66%	6.65%	12.49%	9.49%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%	9.40%
Advisor
Return before taxes	14.91%	2.26%	10.97%	10.08%	April 01, 2015
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	10.60%	8.67%	11.01%	9.59%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	8.66%	6.65%	12.49%	11.06%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%	13.13%
Institutional
Return before taxes	15.04%	2.36%	11.07%	9.08%	July 01, 2000
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	10.60%	8.67%	11.01%	9.22%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	8.66%	6.65%	12.49%	7.27%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%	8.31%
Updated performance information, including current NAV per share, may be obtained by calling 800.344.1770 or visiting www.artisanpartners.com.
Portfolio Management
Investment Adviser: Artisan Partners Limited Partnership (“Artisan Partners”)
Portfolio Manager	Title	Length of Service
Matthew H. Kamm, CFA[1]	Managing Director and Co-Lead Portfolio Manager, Artisan Partners	Since January 2010
Jason L. White, CFA	Managing Director and Co-Lead Portfolio Manager, Artisan Partners	Since January 2011
James D. Hamel, CFA	Managing Director and Portfolio Manager, Artisan Partners	Since October 2001
Jay C. Warner, CFA	Managing Director and Portfolio Manager, Artisan Partners	Since January 2022
Angela S. Wu	Managing Director and Portfolio Manager, Artisan Partners	Since February 2026
1 Mr. Kamm will step down as Portfolio Manager of the Fund effective 31 December 2026. Mr. Kamm will remain an active member of the Artisan Partners Growth Team in an advisory capacity as a Managing Director.
Purchase and Sale of Fund Shares

Minimum Investments	Investor	Advisor	Institutional
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
Minimum balance required	$1,000	$250,000	$1,000,000
The Fund will waive the minimum investment requirements for certain employee benefit plans and certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances.
You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770, by regular mail at Artisan Partners Funds, P.O. Box 219322, Kansas City, MO 64121-9322, or by express, certified or registered mail at Artisan Partners Funds, 801 Pennsylvania Ave., Suite 219322, Kansas City, MO 64105-1307. Some redemptions require Medallion signature guarantees.
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Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such tax-advantaged arrangements, you may be subject to tax upon withdrawal from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, the investment adviser and/or the distributor may pay the financial intermediary for the services provided to the Fund and its shareholders. The investment adviser and/or the distributor may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Artisan Select Equity Fund

Investor: ARTNX |  Advisor: APDNX |  Institutional: APHNX
Investment Objective
The Fund seeks long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund. The table and expense example do not reflect any transaction fees or commissions that may be charged by a shareholder’s financial intermediary when buying or selling shares.
Shareholder Fees (fees paid directly from your investment)
	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)1
	Investor	Advisor	Institutional
Management Fees	0.55%	0.55%	0.55%
Distribution (12b-1) Fees	None	None	None
Total Other Expenses	1.71	2.16	0.53
Acquired Fund Fees and Expenses[2]	0.01	0.01	0.01
Total Annual Fund Operating Expenses	2.27	2.72	1.09
Fee Waiver and Expense Reimbursement[3]	1.51	2.06	0.48
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.76	0.66	0.61
1 The Fund’s operating expenses have been restated to reflect a reduction in the management fees and expense limit that was effective as of 1 September 2026.
2 “Acquired Fund Fees and Expenses” shown are for the fiscal year ended 30 September 2025 and are indirect expenses the Fund incurred from the Fund’s investment in one or more money market funds (acquired funds). To the extent that the Fund invests in acquired funds, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the table above may not match the ratios of expenses to average net assets shown in the “Financial Highlights” in the Fund’s prospectus, since the Financial Highlights reflect the operating expenses of the Fund and do not include fees and expenses of acquired funds.
3 Artisan Partners Limited Partnership, the Fund’s investment adviser (“Artisan Partners”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause total annual fund operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, acquired fund fees and expenses, borrowing costs such as dividends on securities sold short, and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed 0.75% of the average daily net assets of Investor Shares, 0.65% of the average daily net assets of Advisor Shares and 0.60% of the average daily net assets of Institutional Shares. This contract continues through 31 January 2027. Prior to 1 September 2026, the expense limit, as a percentage of average daily net assets, was 1.25%, 1.15% and 1.10% for Investor Shares, Advisor Shares and Institutional Shares, respectively.
Expense Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor	$78	$564	$1,077	$2,488
Advisor	$67	$648	$1,255	$2,899
Institutional	$62	$299	$554	$1,286
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26.15% of the average value of its portfolio.
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Principal Investment Strategies
The Fund’s investment team employs a fundamental investment process to construct a focused portfolio of securities of undervalued US companies across a broad capitalization range. The team seeks to invest in what the team considers to be high quality, undervalued companies with strong balance sheets and shareholder-oriented management teams.
The team’s investment process focuses on four key characteristics:
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Undervaluation—Determining the intrinsic value of a business is the heart of the team’s research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company’s future cash flows. The team seeks to invest at a significant discount to its estimate of the intrinsic value of a business.
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Business Quality—The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.
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Financial Strength—The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.
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Shareholder-Oriented Management—The team’s research process attempts to identify management teams with a history of building value for shareholders.
Companies that make it through this analytical process are ranked at the time the position is initiated according to the degree of the discount of the current market price of the stock to the team’s estimate of the company’s intrinsic value. The team manages the portfolio by generally taking larger positions in companies where the discount is greatest and smaller positions in companies with narrower discounts (subject to adjustments for investment-related concerns, including diversification, risk management and liquidity). As part of the investment process, the team considers financially material environmental, social and governance factors alongside other fundamental research.
Under normal market conditions, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities or instruments that have similar economic characteristics. The Fund will invest primarily in US companies but may invest up to 20% of its total assets at market value at the time of purchase in non-US companies, including those in emerging and less developed markets. The Fund is non-diversified, which means that it may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. The Fund will typically hold 20-30 securities. As a result, a high percentage of the Fund’s total assets may be invested in a particular company, sector or industry. The Fund will generally not invest more than 10% of its total assets, at the time of purchase, in the securities of a single issuer. There are no restrictions on the market capitalizations of the companies in which the Fund may invest.
The Fund may invest up to 10% of its assets, measured at the time of purchase, in equity-linked securities that provide economic exposure to a security of one or more non-US companies without direct investment in the underlying securities (called “participation certificates” in the Fund’s prospectus, but may be called different names by issuers). There are no restrictions on the market capitalizations of the companies in which the Fund may invest.
From time to time, the team may conclude that a security other than an equity security presents a more attractive risk/reward profile. Accordingly, the Fund may invest to a limited extent (in any event, no more than 20% of its net assets plus any borrowings for investment purposes at market value at the time of purchase) in debt securities (including lower-rated securities, which include securities rated below investment grade (below BBB- by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”) or below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”)), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or unrated but determined by Artisan Partners to be of comparable quality, commonly known as “junk bonds”), and convertible debt securities of US or non-US issuers that meet the Fund’s investment criteria. The Fund may invest in debt securities of any maturity.
Principal Risks
Like all funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The Fund’s principal risks include:
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Market Risks—Markets may perform poorly and the securities in which the Fund invests may underperform the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions, intervention and/or policies, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic, political, regulatory or other news.
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Active Management Risks—The success of the Fund is dependent on the team’s investment decisions, which are based, in part, on the research process employed by the team. The portfolio securities selected by the team may decline in value or not increase in value when the market indices, including relevant benchmark indices, are rising, in which case the Fund could experience losses regardless of the performance of the market indices. When the team considers environmental, social and governance factors in its research process, the Fund may forgo certain investment opportunities and underperform funds that do not consider environmental, social and governance factors.
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Non-Diversification Risks—As a non-diversified fund, the Fund may invest a larger portion of its assets in securities of a smaller number of issuers than a diversified fund, which means a single issuer’s performance may affect Fund performance more than if the Fund were invested in a larger number of issuers.
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Value Investing Risks—Value stocks may fall out of favor with investors and underperform other asset types during given periods. The price of a company’s stock may never reach the level team considers its intrinsic value.
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Growth Investing Risks—Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth team anticipated.
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Small and Medium-Sized Company Risks—Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.
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Risks of Emphasizing a Region, Country, Sector or Industry—If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.
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Foreign Investing Risks—Foreign securities may underperform US securities and may be more volatile than US securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.
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Emerging and Developing Markets Risks—Investment risks typically are greater in emerging and less developed markets, including “frontier markets”, which are a subset of emerging markets and less developed markets that, generally, have smaller economies and less mature capital markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight. Such risks may be greater in frontier markets.
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Currency Risks—Foreign securities usually are denominated and traded in foreign currencies, while the Fund values its assets in US dollars. The exchange rates between foreign currencies and the US dollar fluctuate continuously. As a result, the Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through US dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the US dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may mitigate the risk of loss from changes in currency exchange rates, but also may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.
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Participation Certificate Risks—Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.
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Debt Securities Risks—The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. In general, the value of a debt security will fall in response to increases in interest rates. The Fund may invest in debt securities without considering the maturity of the instrument. The value of a security with a longer duration will be more sensitive to changes in interest rates than a similar security with a shorter duration. As a result, changes in interest rates in the US and outside the US may affect the Fund’s debt investments unfavorably.
Debt securities in which the Fund invests may be rated below investment grade or unrated securities that are determined by Artisan Partners to be of comparable quality. Debt securities of below investment grade quality are high yield, high risk bonds, commonly known as “junk bonds.”  These bonds are predominantly speculative. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These bonds have a higher degree of default risk, may be less liquid and may be subject to greater price volatility than higher-rated bonds.
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Convertible Securities Risks—Investing in convertible securities subjects the Fund to the risks of debt, but also the risks associated with an investment in the underlying equity security. Convertible securities are frequently issued with a call feature that allows the issuer to choose when to redeem the security, which could result in the Fund being forced to redeem, convert, or sell the convertible security under circumstances unfavorable to the Fund.
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Impact of Actions by Other Shareholders—The Fund, like all funds, pools the investments of many investors. Actions by one investor or multiple investors in the Fund may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.
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Operational and Cybersecurity Risks—Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Performance
This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.
Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.
Calendar Year by Year Total Returns (%)

Highest/Lowest Quarter Returns (%)
During the time period shown in the bar chart.
Highest Quarter	12.84	December 31, 2023
Lowest Quarter	-14.63	June 30, 2022
Average Annual Total Returns—(For Periods Ended 31 December 2025)
The following table shows the average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended 31 December 2025. The index information is intended to permit you to compare the Fund’s performance to market performance.
After-tax returns are shown only for Investor Shares, and the after-tax returns for Advisor Shares and Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.
For Periods Ended 31 December 2025 (%)
Investor	1-Year	5-Year	Since Inception	Inception Date
Return before taxes	28.62%	12.41%	14.13%	February 28, 2020
Return after taxes on distributions	27.68%	11.72%	13.53%
Return after taxes on distributions and sale of Fund shares	17.59%	9.74%	11.31%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	17.24%
Advisor
Return before taxes	28.80%	12.54%	14.25%	February 28, 2020
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	17.24%
Institutional
Return before taxes	28.92%	12.60%	14.32%	February 28, 2020
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	17.24%
Updated performance information, including current NAV per share, may be obtained by calling 800.344.1770 or visiting www.artisanpartners.com.
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Portfolio Management
Investment Adviser: Artisan Partners
Portfolio Managers	Title	Length of Service
Daniel J. O’Keefe	Managing Director and Lead Portfolio Manager, Artisan Partners	Since February 2020 (inception)
Michael J. McKinnon, CFA	Managing Director and Portfolio Manager, Artisan Partners	Since February 2020 (inception)
Purchase and Sale of Fund Shares

Minimum Investments	Investor	Advisor	Institutional
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
Minimum balance required	$1,000	$250,000	$1,000,000
The Fund will waive the minimum investment requirements for certain employee benefit plans and certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances.
You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770, by regular mail at Artisan Partners Funds, P.O. Box 219322, Kansas City, MO 64121-9322, or by express, certified or registered mail at Artisan Partners Funds, 801 Pennsylvania Ave., Suite 219322, Kansas City, MO 64105-1307. Some redemptions require Medallion signature guarantees.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such tax-advantaged arrangements, you may be subject to tax upon withdrawal from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, the investment adviser and/or the distributor may pay the financial intermediary for the services provided to the Fund and its shareholders. The investment adviser and/or the distributor may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Artisan Small Cap Fund

Investor: ARTSX |  Advisor: APDSX |  Institutional: APHSX
Investment Objective
The Fund seeks long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund. The table and expense example do not reflect any transaction fees or commissions that may be charged by a shareholder’s financial intermediary when buying or selling shares.
Shareholder Fees (fees paid directly from your investment)
	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Advisor	Institutional
Management Fees	0.97%	0.97%	0.97%
Distribution (12b-1) Fees	None	None	None
Total Other Expenses	0.28	0.13	0.05
Total Annual Fund Operating Expenses	1.25	1.10	1.02
Expense Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor	$127	$397	$686	$1,511
Advisor	$112	$350	$606	$1,340
Institutional	$104	$325	$563	$1,248
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64.80% of the average value of its portfolio.
Principal Investment Strategies
The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of US small-cap growth companies. The team seeks to invest in companies that it believes possess franchise characteristics, are benefiting from an accelerating profit cycle and are trading at a discount to its estimate of private market value. The Fund’s investment process focuses on two distinct elements—security selection and capital allocation. The team overlays its investment process with sustainability considerations and broad knowledge of the global economy.
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Security Selection—The team seeks to identify companies that have franchise characteristics (e.g., low cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name), are benefiting from an accelerating profit cycle and are trading at a discount to the team’s estimate of private market value. The team looks for companies that are well positioned for long-term growth, which is driven by demand for their products and services at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the emerging profit cycle.
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Capital Allocation—Based on the team’s fundamental analysis of a company’s profit cycle, it divides the portfolio into three parts. GardenSM investments are small positions in the early part of their profit cycle that may warrant more sizeable allocations as their profit
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cycle accelerates. CropSM investments are positions that are being increased to a full weight because the team believes they are moving through the strongest part of their profit cycles. HarvestSM investments are positions that are being reduced as they near the team’s estimates of full valuation or their profit cycles begin to decelerate.
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Sustainability Considerations—The team employs a framework in assessing material sustainability exposures factors that informs its security selection and capital allocation process.
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Broad Knowledge—The team overlays the security selection and capital allocation elements of its investment process with a desire to invest opportunistically across the entire global economy. The team seeks broad knowledge of the global economy in order to position it to find growth wherever it occurs.
The Fund invests primarily in US companies and, under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of small companies. The Fund defines small companies as those with market capitalizations less than $8 billion or the market capitalization of the largest company in the Russell 2000® Index on a rolling one-year basis, whichever is greater. The Fund will not initiate a position in a company unless it has a market capitalization that is within the range of the market capitalizations of companies in the Russell 2000® Index as of the most recent calendar year-end (between $5.6 million and $31.2 billion as of 31 December 2025).
The Fund may invest in the securities of non-US companies, but only if the securities are purchased or sold in the US. The Fund’s maximum investment in those securities, including, without limitation, depositary receipts, is 10% of the Fund’s total assets at market value at the time of purchase. The Fund may also, from time to time, invest in other private placements and restricted securities.
Principal Risks
Like all funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The Fund’s principal risks include:
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Market Risks—Markets may perform poorly and the securities in which the Fund invests may underperform the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions, intervention and/or policies, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic, political, regulatory or other news.
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Active Management Risks—The success of the Fund is dependent on the team’s investment decisions, which are based, in part, on the research process employed by the team. The portfolio securities selected by the team may decline in value or not increase in value when the market indices, including relevant benchmark indices, are rising, in which case the Fund could experience losses regardless of the performance of the market indices. When the team considers material sustainability exposures in its research process, the Fund may forgo certain investment opportunities and underperform funds that do not consider similar factors.
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Small and Medium-Sized Company Risks—Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.
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Growth Investing Risks—Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the team anticipated.
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Foreign Investing Risks—Foreign securities may underperform US securities and may be more volatile than US securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.
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Risks of Emphasizing a Region, Country, Sector or Industry—If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.
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Private Placement and Restricted Securities Risks—In addition to the general risks to which all securities are subject, securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities, and a liquid secondary market may never develop. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at a favorable time or price. This potential lack of liquidity may make it more difficult for the Fund to accurately value these securities.
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Impact of Actions by Other Shareholders—The Fund, like all funds, pools the investments of many investors. Actions by one investor or multiple investors in the Fund may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.
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Operational and Cybersecurity Risks—Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Performance
This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.
Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.
Calendar Year by Year Total Returns (%)

Highest/Lowest Quarter Returns (%)
During the time period shown in the bar chart.
Highest Quarter	37.26	June 30, 2020
Lowest Quarter	-21.52	June 30, 2022
Average Annual Total Returns—(For Periods Ended 31 December 2025)
The following table shows the average annual total returns (before and after taxes) and the change in value of two broad-based market indices over various periods ended 31 December 2025. The index information is intended to permit you to compare the Fund’s performance to broad measures of market performance.
After-tax returns are shown only for Investor Shares, and the after-tax returns for Advisor Shares and Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
The "Return after taxes on distributions and sale of Fund shares" for the five-year period ended 31 December 2025 is greater than the "Return before taxes" because you are assumed to be able to use any capital loss realized on the sale of Fund shares to offset other taxable gains.
Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.
For Periods Ended 31 December 2025 (%)
Investor	1-Year	5-Year	10-Year	Since Inception	Inception Date
Return before taxes	8.29%	-2.69%	10.42%	9.07%	March 28, 1995
Return after taxes on distributions	6.39%	-3.78%	8.62%	7.85%
Return after taxes on distributions and sale of Fund shares	6.35%	-2.01%	8.24%	7.52%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	12.81%	6.09%	9.62%	9.07%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	13.01%	3.18%	9.57%	7.94%
Advisor
Return before taxes	8.44%	-2.55%	N/A	10.70%	February 01, 2017
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	12.81%	6.09%	N/A	8.43%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	13.01%	3.18%	N/A	9.28%
Institutional
Return before taxes	8.57%	-2.47%	10.66%	11.02%	May 07, 2012
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	12.81%	6.09%	9.62%	10.21%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	13.01%	3.18%	9.57%	10.57%
Updated performance information, including current NAV per share, may be obtained by calling 800.344.1770 or visiting www.artisanpartners.com.
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Portfolio Management
Investment Adviser: Artisan Partners Limited Partnership (“Artisan Partners”)
Portfolio Manager	Title	Length of Service
Jay C. Warner, CFA	Managing Director and Lead Portfolio Manager, Artisan Partners	Since January 2022
James D. Hamel, CFA	Managing Director and Portfolio Manager, Artisan Partners	Since October 2009
Matthew H. Kamm, CFA[1]	Managing Director and Portfolio Manager, Artisan Partners	Since January 2010
Jason L. White, CFA	Managing Director and Portfolio Manager, Artisan Partners	Since January 2011
Angela S. Wu	Managing Director and Portfolio Manager, Artisan Partners	Since February 2026
1 Mr. Kamm will step down as Portfolio Manager of the Fund effective 31 December 2026. Mr. Kamm will remain an active member of the Artisan Partners Growth Team in an advisory capacity as a Managing Director.
Purchase and Sale of Fund Shares

Minimum Investments	Investor	Advisor	Institutional
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
Minimum balance required	$1,000	$250,000	$1,000,000
The Fund will waive the minimum investment requirements for certain employee benefit plans and certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances.
You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770, by regular mail at Artisan Partners Funds, P.O. Box 219322, Kansas City, MO 64121-9322, or by express, certified or registered mail at Artisan Partners Funds, 801 Pennsylvania Ave., Suite 219322, Kansas City, MO 64105-1307. Some redemptions require Medallion signature guarantees.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such tax-advantaged arrangements, you may be subject to tax upon withdrawal from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, the investment adviser and/or the distributor may pay the financial intermediary for the services provided to the Fund and its shareholders. The investment adviser and/or the distributor may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Artisan Sustainable Emerging Markets Fund

Investor: ARTZX |  Advisor: APDEX |  Institutional: APHEX
Investment Objective
The Fund seeks long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund. The table and expense example do not reflect any transaction fees or commissions that may be charged by a shareholder’s financial intermediary when buying or selling shares.
Shareholder Fees (fees paid directly from your investment)
	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Advisor	Institutional
Management Fees	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	None	None	None
Total Other Expenses	0.61	0.28	0.17
Total Annual Fund Operating Expenses	1.46	1.13	1.02
Fee Waiver and Expense Reimbursement[1]	0.31	0.08	0.02
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.15	1.05	1.00
1 Artisan Partners Limited Partnership, the Fund’s investment adviser (“Artisan Partners”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause total annual fund operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, acquired fund fees and expenses, borrowing costs such as dividends on securities sold short, and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed 1.15% of the average daily net assets of Investor Shares, 1.05% of the average daily net assets of Advisor Shares and 1.00% of the average daily net assets of Institutional Shares. This contract continues through 31 January 2027.
Expense Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor	$117	$431	$768	$1,720
Advisor	$107	$351	$615	$1,367
Institutional	$102	$323	$561	$1,246
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32.63% of the average value of its portfolio.
Principal Investment Strategies
The Fund’s investment team employs a fundamental research process to construct a portfolio of emerging market companies. The team seeks to invest in companies that it believes are uniquely positioned to benefit from the growth potential in emerging markets and possess a sustainable global competitive advantage.
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Sustainable Earnings—The team believes that over the long-term a stock’s price is directly related to the company’s ability to deliver sustainable earnings. The team determines a company’s sustainable earnings based upon financial and strategic analyses. The team’s financial analysis of a company’s balance sheet, income statement and statement of cash flows focuses on identifying historical drivers of return on equity. The team’s strategic analysis examines a company’s competitive advantages and financial strength to assess sustainability.
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Sustainability Assessment—The team believes that a company’s long-term direction and degree of change across multiple environmental, social and governance (“ESG”) metrics are important indicators of a company’s sustainable growth potential. The team seeks to assess a company’s sustainable growth potential by monitoring for improvement or deterioration in ESG metrics. The team’s sustainability assessment has incident-based and empirical components to evaluate a company’s historical, current and future potential behavior. The team uses a proprietary scoring system for the incident-based and empirical components of the assessment, which informs the team’s view of a company’s target price.
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Risk Analysis—The team believes a disciplined risk framework allows greater focus on fundamental stock selection. The team incorporates its assessment of company-specific and macroeconomic risks into its valuation analysis to develop a risk-adjusted target price. The team’s risk-rating assessment includes a review of country-appropriate macroeconomic risk factors to which a company is exposed.
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Valuation—The team believes investment opportunities develop when businesses with sustainable earnings are undervalued relative to peers and historical industry, country and regional valuations. The team values a business and develops a price target for a company based on its assessment of the business’s sustainable earnings, sustainability assessment and risk analysis.
In the sustainability assessment, the team considers incident-based data from a third-party provider and the team’s internal research to score ESG factors that may materially impact a company’s sustainable growth potential, including but not limited to:
Governance
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Board management
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Business ethics and competitive behavior
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Reporting transparency and communication
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Shareholder ownership and rights
Environmental
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Climate change risk, mitigation and adaptation
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Water stress
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Land use impact and bio-diversity loss
Social
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Human rights and responsibility to the community
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Human capital, labor rights and equity
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Data privacy and security
For each company, as part of its sustainability assessment, the team generates an overall sustainability score from 1 (lowest) to 5 (highest) based on separate incident-based scores and empirical scores. The team derives the incident-based scores from data provided by a third-party provider, which considers the frequency and severity of ESG-related incidents to measure positive or negative change over time and rate a company’s ESG risk. The team generates the empirical sustainability scores based on the team’s research and engagement with companies on ESG factors. The team uses the sustainability assessment scores in evaluating a company’s target price, adjusting the price upward for high scores (4 or 5) or downward for low scores (1 or 2). The target price adjustment is not symmetric; premiums applied to companies with high sustainability scores are not as significant as discounts applied to companies with low sustainability scores.
The team’s sustainability assessment does not exclude companies from potential investment; rather it is used to measure the influence of a company’s ESG-related risks on its potential sustainable earnings and stock price.
Under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities of issuers domiciled, headquartered, or whose primary business activities or principal trading markets are in emerging and less developed markets. The Fund generally will not invest more than 15% of its total assets in the securities of a single issuer, measured at the time of purchase. The Fund invests in common stocks and other equity securities of companies across a broad market capitalization range. The companies in which the Fund invests generally have market capitalizations of at least $400 million at the time of initial purchase, although the Fund may invest in a company with a lower market capitalization from time to time.
The Fund may invest to a limited extent in equity-linked securities that provide economic exposure to a security of one or more non-US companies without direct investment in the underlying securities (called “participation certificates” in the Fund’s prospectus, but may be called different names by issuers).
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Principal Risks
Like all funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The Fund’s principal risks include:
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Market Risks—Markets may perform poorly and the securities in which the Fund invests may underperform the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions, intervention and/or policies, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic, political, regulatory or other news.
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Active Management Risks—The success of the Fund is dependent on the team’s investment decisions, which are based, in part, on the research process employed by the team. The portfolio securities selected by the team may decline in value or not increase in value when the market indices, including relevant benchmark indices, are rising, in which case the Fund could experience losses regardless of the performance of the market indices.
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Foreign Investing Risks—Foreign securities may underperform US securities and may be more volatile than US securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.
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Emerging and Developing Markets Risks—Investment risks typically are greater in emerging and less developed markets, including “frontier markets”, which are a subset of emerging markets and less developed markets that, generally, have smaller economies and less mature capital markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight. Such risks may be greater in frontier markets.
China-Related Risks: Because the Fund may have a significant exposure to China, it is particularly affected by events or factors relating to China, which may increase risk and volatility.
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Sustainable Investing Risks—When the team considers certain ESG metrics as part of its sustainability assessment and when making investment decisions, there is a risk that the Fund may forgo otherwise attractive investment opportunities and, therefore, may underperform funds that do not consider such ESG metrics or perform such sustainability assessments. For example, the team may decide not to purchase, or underweight its investment in, certain securities when they otherwise would have decided to purchase or make a more significant investment in such securities on account of other investment considerations. It is also possible that the team may decide to purchase, or overweight its investment in, certain securities based on its sustainability assessment when it might be otherwise disadvantageous to do so based on other investment considerations. Data or information from third-party research providers utilized by the team in connection with its sustainability assessments may differ from data or information provided by other third-party research providers and may be unreliable and/or inaccurate. In addition, there is a risk that the companies that the team identifies as having sustainable growth potential do not operate or perform as expected. There is no guarantee that such companies will achieve their sustainable growth potential.
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Geopolitical Risks—Geopolitical events adversely affect global economies and securities markets, subjecting the Fund's investments to related risks. War, terrorism, global health crises and pandemics, sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on the US and world economies and markets generally. For example, military action by Russia in Ukraine, conflicts in the Middle East, US action in Venezuela and similar events and conflicts around the globe could affect the value of the Fund's investments, including beyond the Fund's direct exposure to issuers in the relevant countries or nearby geographic regions. In addition, the US has in the past imposed economic sanctions on certain countries, which may consist of asset freezes, restrictions on dealings in debt and equity, and certain industry-specific restrictions. Sanctions impair the ability of the Fund to buy, sell, receive or deliver those securities and/or assets that are subject to the sanctions, and the extent and duration of sanctions, and resulting market disruptions, are impossible to predict and could be substantial.
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Currency Risks—Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the US dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through US dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable
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or unfavorable changes in currency exchange rates relative to the US dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.
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Small and Medium-Sized Company Risks—Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.
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Growth Investing Risks—Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the team anticipated.
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Risks of Emphasizing a Region, Country, Sector or Industry—If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.
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Participation Certificate Risks—Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.
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Impact of Actions by Other Shareholders—The Fund, like all funds, pools the investments of many investors. Actions by one investor or multiple investors in the Fund may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.
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Operational and Cybersecurity Risks—Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Performance
This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Institutional Shares has varied over time. The performance of Investor Shares and Advisor Shares of the Fund would be lower because of the higher expenses paid by Investor Shares and Advisor Shares of the Fund (after fee waiver and expense reimbursements).
Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.
Calendar Year by Year Total Returns (%)

Highest/Lowest Quarter Returns (%)
During the time period shown in the bar chart.
Highest Quarter	21.83	December 31, 2020
Lowest Quarter	-26.57	March 31, 2020
Average Annual Total Returns—(For Periods Ended 31 December 2025)
The following table shows the average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended 31 December 2025. The index information is intended to permit you to compare the Fund’s performance to market performance.
After-tax returns are shown only for Institutional Shares, and the after-tax returns for Investor Shares and Advisor Shares will vary from Institutional Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.
For periods prior to 14 February 2014, the performance shown below for the Fund’s Investor Shares is the performance of the Fund’s former Advisor Shares. Effective 14 February 2014, the Fund’s former Advisor Shares were redesignated as Investor Shares (the “Redesignation”). Because the fees and expenses of the Fund’s Investor Share class are the same as the fees and expenses of the Fund’s former Advisor Share
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class, the performance of the Fund’s Investor Shares would have been the same as the Fund’s former Advisor Shares prior to the Redesignation. The Fund's current Advisor Shares were launched on 27 April 2022 and are unrelated to the aforementioned former Advisor Shares.
For Periods Ended 31 December 2025 (%)
Institutional	1-Year	5-Year	10-Year	Since Inception	Inception Date
Return before taxes	42.84%	5.27%	9.95%	5.89%	June 26, 2006
Return after taxes on distributions	42.16%	4.99%	9.69%	5.60%
Return after taxes on distributions and sale of Fund shares	25.62%	4.04%	8.15%	4.83%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	33.57%	4.20%	8.42%	6.13%
Investor
Return before taxes	42.70%	5.11%	9.83%	2.83%	June 02, 2008
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	33.57%	4.20%	8.42%	3.32%
Advisor
Return before taxes	42.82%	N/A	N/A	15.72%	April 27, 2022
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	33.57%	N/A	N/A	11.23%
Updated performance information, including current NAV per share, may be obtained by calling 800.344.1770 or visiting www.artisanpartners.com.
Portfolio Management
Investment Adviser: Artisan Partners
Portfolio Manager	Title	Length of Service
Maria Negrete-Gruson, CFA	Managing Director and Portfolio Manager, Artisan Partners	Since June 2006 (inception)
Purchase and Sale of Fund Shares

Minimum Investments	Investor	Advisor	Institutional
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
Minimum balance required	$1,000	$250,000	$1,000,000
The Fund will waive the minimum investment requirements for certain employee benefit plans and certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances. If you held the former Advisor Shares of the Fund at the time of the Redesignation, you will not be subject to the minimum balance requirement noted above for the Fund's Investor Shares.
You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770, by regular mail at Artisan Partners Funds, P.O. Box 219322, Kansas City, MO 64121-9322, or by express, certified or registered mail at Artisan Partners Funds, 801 Pennsylvania Ave., Suite 219322, Kansas City, MO 64105-1307. Some redemptions require Medallion signature guarantees.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such tax-advantaged arrangements, you may be subject to tax upon withdrawal from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, the investment adviser and/or the distributor may pay the financial intermediary for the services provided to the Fund and its shareholders. The investment adviser and/or the distributor may also pay the financial intermediary for the sale of Fund shares and related services. These
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payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Additional Information about the Funds’ Investment Strategies
The following supplements the information regarding each Fund’s investment objective and principal investment strategies set forth in the “Fund Summaries.”  The investment objective of each Fund may be changed by the board of directors without the approval of shareholders. Investors in a Fund will receive at least 30 days’ prior written notice of implementation of any such change in the Fund’s investment objective.
Artisan Developing World Fund
Artisan Developing World Fund seeks long-term capital appreciation.
The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of securities that offers exposure to developing world economies. In pursuit of this goal, the team generally invests substantially in equity securities of issuers domiciled in or economically tied to countries the team considers to have characteristics typical of the developing world, including companies based in developed markets. The team believes a portfolio of companies with these characteristics will be well positioned to deliver attractive risk-adjusted returns over the long term.
Under normal circumstances, the Fund invests substantially in equity securities of issuers domiciled in or economically tied to one or more markets in the developing world. The team generally considers developing world to include countries that are included in any one of the Morgan Stanley Capital Index (“MSCI”) emerging or frontier markets indices, or that are classified under a similar corresponding classification, by organizations such as the World Bank, United Nations, International Finance Corporation or the International Monetary Fund. For purposes of the Fund’s investments, a determination that an issuer is economically tied to one or more countries in the developing world is based on factors including, but not limited to: domicile or principal office location, sources of its revenues or customers, countries in which a product is used, and/or whether the issuer is indirectly exposed to the risks or economic fortunes of a developing market.
The Fund’s portfolio typically includes investments that are traded in currencies other than US dollars, so the Fund buys and sells non-US currencies to facilitate transactions in portfolio securities. The Fund is also directly or indirectly exposed to foreign currency movements when it purchases certain US dollar denominated securities, such as depositary receipts and participation certificates. In certain circumstances the Fund may hedge its exposure to securities denominated in foreign currencies as well as other positions that expose the Fund to currency movements, including dollar-denominated securities. The Fund may buy or sell currencies for cash at current exchange rates, or use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.
The Fund may invest in US and non-US companies of all market capitalizations. The Fund may invest without limit in the securities of US and non-US issuers, and is not subject to any asset allocation guidelines requiring diversification based on country or geographical region. The Fund often has meaningful exposure to companies based in the US and other developed countries.
The Fund may invest in equity-linked securities that provide economic exposure to a security of one or more non-US companies without direct investment in the underlying securities (called “participation certificates” in this prospectus, but may be called different names by issuers). Participation certificates typically are issued by a bank or broker-dealer. When a participation certificate is redeemed, the bank or broker-dealer is obligated to pay the Fund an amount based on the value of the underlying security or securities.
Under normal market conditions, the Fund tries to maintain a cash position of no more than 15% of its total assets. The Fund may at times hold more than 15% of its total assets in cash.
The Fund may sell a security for reasons including but not limited to: the team believes the investment no longer aligns with the investment process, the thesis for the original purchase is no longer valid, more attractive opportunities are identified, valuation considerations emerge, or to mitigate political or currency risk.
Artisan Emerging Markets Debt Opportunities Fund
Artisan Emerging Markets Debt Opportunities Fund seeks to provide total return through a combination of current income and long-term capital appreciation.
The Fund’s investment team employs a fundamental investment process to construct a differentiated portfolio of securities, derivatives and other instruments that offer long and short exposures to emerging markets. The team seeks to identify emerging market countries that are undergoing or poised for strong economic growth or structural changes, such as political, legislative and/or economic reforms. The team seeks to invest in corporate and sovereign debt instruments that offer exposures to those emerging market countries at attractive absolute and relative credit risk premium. As part of the investment process, the team considers financially material environmental, social and governance factors alongside other fundamental research.
Under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in emerging market debt securities or instruments that have similar economic characteristics. These securities and other instruments include instruments issued or guaranteed by companies, financial institutions and government entities and/or their agencies and instrumentalities domiciled in or with exposure to emerging market countries, as well as derivatives or similar instruments used to gain or manage exposure to emerging market debt securities and/or manage related risk factors. The Fund will notify its shareholders at least 60 days prior to any change in this 80% policy. The Fund considers emerging market countries to include any country other than Canada, Luxembourg, the US and the countries comprising the MSCI EAFE Index (currently, Australia, Austria, Belgium, Denmark, Finland, France,
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Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).
The Fund is non-diversified, which means that it may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. The Fund may have significant investment in a particular geographic region or country.
The Fund may invest in debt instruments of all types, including, without limitation, sovereign issues, treasury obligations, bonds, loans, commercial paper, credit linked notes, covered bonds, convertible bonds and other fixed-, variable- and floating-rate securities that are either secured or unsecured, and, either senior or subordinated. The Fund may invest, without limitation, in debt instruments of any credit rating, including instruments that are rated below investment grade (below BBB- by Standard & Poor’s Rating Service or Fitch, Inc. or below Baa3 by Moody’s Investors Service, Inc.), or comparably rated by another nationally recognized statistical rating organization, or unrated but determined by Artisan Partners to be of comparable quality, commonly known as “junk bonds.”  The Fund may invest in debt instruments that are non-performing at the time of purchase. The Fund may invest in debt securities of any maturity. The Fund’s investments are not subject to any restrictions with respect to duration.
The Fund expects to achieve certain exposures primarily through derivative transactions. These derivatives include, without limitation, forward foreign currency exchange contracts; futures on securities, indices, currencies, commodities, swaps and other investments; options; and swaps, including interest rate swaps, cross-currency swaps, total return swaps and credit default swaps, which may have the effect of creating investment leverage. The Fund may use derivatives to seek to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks, for speculation purposes to gain certain types of exposures and/or as a substitute for the purchase or sale of securities, currencies or commodities. The Fund may also utilize derivatives to take short positions in underlying assets and non-USD currencies to hedge certain risk factors. The Fund intends to use all or a portion of the proceeds from its short positions to take additional long positions or otherwise use in a manner consistent with its investment guidelines. The Fund may engage in repurchase agreements, reverse repurchase agreements and forward commitments.
The Fund may make investments in securities, derivatives and other instruments, directly or through investments in Artisan Emerging Markets Debt Opportunities Subsidiary Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by Artisan Partners and has the same investment objectives as the Fund. Subject to the Fund’s investment policies and limitations, the Subsidiary may invest without limit in, among other investments, securities that are not registered with the US Securities and Exchange Commission (“SEC”) pursuant to Regulation S of the Securities Act of 1933, as amended, as well as commodity-linked derivative instruments. The allocation of the Fund’s portfolio in the Subsidiary will vary over time, but in order to meet the diversification requirement necessary to the Fund’s treatment as a regulated investment company, the Fund will not invest more than 25% of its total assets in the Subsidiary, including at any quarter end. In addition, the Fund will treat the Subsidiary’s assets as assets of the Fund for purposes of determining compliance with various provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) applicable to the Fund. References herein to the Fund include references to the Subsidiary in respect of the Fund’s investment exposure.
The Fund buys and sells non-US currencies to facilitate transactions in portfolio securities of non-US companies. The Fund is also directly or indirectly exposed to foreign currency movements when it purchases certain US dollar denominated securities, such as depositary receipts and participation certificates. The Fund usually does not hedge against possible fluctuations in exchange rates, but, in certain circumstances, the Fund may hedge its exposure to securities denominated in foreign currencies as well as other positions that expose the Fund to currency movements, including dollar-denominated securities. The Fund may buy or sell currencies for cash at current exchange rates, or use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.
The Fund expects to hold US Treasury, government agency securities and agency mortgage-backed securities (and derivatives thereon), and stripped securities to use as collateral for its derivatives positions and to help manage duration.
In addition to instruments issued by emerging market issuers, the Fund may also invest in securities and other instruments of US and other non-emerging market issuers, and securities denominated in currencies other than emerging market currency.
The Fund is permitted to invest in equity securities and ETFs. The Fund may invest in private placements and other restricted securities (i.e., securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as matter of contract or under federal securities laws).
The Fund may borrow up to the amount allowed by applicable law to enhance total return, fund redemptions, post collateral for hedges, or to purchase investments prior to settlement of pending sale transactions.
The Fund may sell an investment when the team thinks changing circumstances have affected the original reasons for the instrument’s purchase, the issuer of the instrument exhibits deteriorating credit or other fundamentals, or more attractive investment opportunities are identified.
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Artisan Floating Rate Fund
Artisan Floating Rate Fund seeks to provide total return through a combination of current income and long-term capital appreciation.
The Fund seeks to invest in issuers with high quality business models that have compelling risk-adjusted return characteristics. The Fund employs a fundamental investment process to construct a diversified portfolio comprised primarily of floating rate debt instruments that are attractively valued, including, without limitation, floating rate leveraged loans, which could include, among other types of loans, senior secured loans, unsecured loans, second lien loans, bridge loans and junior loans.
The Fund’s investment team’s research process has four primary pillars:
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Business Quality—The team uses a variety of sources to understand the resiliency of an issuer’s business model. The team analyzes the general health of the industry in which an issuer operates, the issuer’s competitive position, barriers to entry, the dynamics of industry participants, and the decision-making history of the issuer’s management and, when applicable, financial equity sponsor. As part of the team’s analysis of a company’s business quality, among other factors, the team considers certain environmental, social and governance (“ESG”) factors relating to the company. These ESG factors may include the impact of environmental regulatory change, the use of human, natural and physical resources and corporate governance structures and practices. When the team deems a factor material to the value of a company, the team incorporates it into its decision-making process.
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Financial Strength and Flexibility—The team believes that analyzing the history and trend of free cash flow generation is critical to understanding an issuer’s financial health. The team’s financial analysis also considers an issuer’s capital structure, refinancing options, asset or collateral coverage, financial covenants, amortization schedules and overall financial transparency.
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Downside Analysis—The team believes that credit instruments by their nature have an asymmetric risk profile. The risk of loss is often greater than the potential for gain, particularly when looking at below investment grade issuers. The team seeks to manage this risk with what it believes to be conservative financial projections that account for industry position, competitive dynamics and positioning within the capital structure.
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Value Identification—The team uses multiple metrics to determine the value of an investment opportunity. The team looks for credit improvement potential, relative value within an issuer’s capital structure and against industry peers, catalysts for business improvement and potential value stemming from market or industry dislocations and/or mergers and acquisitions (“M&A”).
Under normal circumstances, the Fund will invest no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in floating rate debt instruments and other investments that are the economic equivalent of floating rate debt instruments or enable the Fund to achieve a floating rate of income. Floating rate debt instruments for this purpose are those debt obligations of companies or other entities that have (a) interest at rates that adjust periodically, often, though not necessarily, based on a benchmark rate plus a premium or spread over the benchmark rate, or (b) maturities of six months or less even if the interest rates do not adjust periodically. The benchmark rate usually is the Prime Rate, SOFR, the Federal Reserve federal funds rate, or other base lending rates used by commercial lenders. In addition, fixed-rate investments with respect to which the Fund has entered into derivative instruments, such as, for example, interest rate swaps, to effectively convert the fixed-rate interest payments into floating or adjustable rate interest payments; ETFs or notes that provide exposure to floating or adjustable rate loans or obligations; and cash and cash equivalents (for example, money market funds), are examples of other investments considered by the Fund to be eligible for the purpose of satisfying the 80% policy. The Fund will notify its shareholders at least 60 days prior to any change in this 80% policy.
The Fund may invest directly in secured or unsecured loans or invest in loan assignments or participations with respect to borrowers operating in any industry. Secured loans are secured by collateral, while unsecured loans are not secured by any collateral. The Fund may invest in senior loans, which hold senior positions in the borrower’s capital structure. The Fund also may invest in subordinated loans (e.g., second-lien loans and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency.
Under normal circumstances, the Fund will invest primarily in instruments that are rated, at the time of purchase, below investment grade (below BBB- by S&P or Fitch or below Baa3 by Moody’s), or comparably rated by another NRSRO, or unrated but determined by Artisan Partners to be of comparable quality, commonly known as “junk bonds.”  The Fund may invest a significant portion of its assets in high-yield securities that are rated in the lower rating categories by one or more NRSRO (for example, CCC+ or lower by S&P or Fitch or Caa1 or lower by Moody’s) or, if unrated, are determined by Artisan Partners to be of comparable quality. Although the Fund expects to primarily invest in instruments that are rated below investment grade (or unrated but determined by Artisan Partners to be of comparable quality) at the time of purchase, the Fund may invest without limit in instruments of any credit quality, including investment grade instruments and securities of stressed or distressed issuers. Investment grade instruments are subject to lower credit risk but typically have relatively low rates. Instruments issued by stressed and distressed issuers are subject to very high credit risk but typically have relatively high rates. The Fund may invest in debt securities of any maturity.
The Fund may invest without limit in securities and other instruments of US and non-US issuers, including issuers economically tied to “emerging market” countries, securities traded principally outside of the United States, and securities denominated in currencies other than the US dollar. The Fund usually seeks (but is not required) to hedge against the risk of loss resulting from currency fluctuation.
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In addition to floating rate debt instruments, the Fund also may invest in other corporate fixed income instruments of varying maturities, including fixed-rate instruments, debentures, notes, commercial paper and other types of corporate debt instruments across the credit quality spectrum, such as stressed and distressed debt securities. The Fund may invest in private placements and other restricted securities (i.e., securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws). The Fund also may invest in ETFs.
Generally, the Fund uses the terms debt security, debt obligation, bond, loan, fixed income security and fixed income instrument interchangeably and regards them to mean a security or instrument having one or more of the following characteristics: a fixed income security, a security or instrument issued at a discount to its face value, a security or instrument that pays interest in cash or in-kind at a fixed, floating or variable rate or a security or instrument with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The terms debt security, debt obligation, bond, loan, fixed income security and fixed income instrument are interpreted broadly by Artisan Partners as an instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities. For this purpose, the terms also include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. As new fixed income instruments are developed, the Fund may invest in those opportunities as well.
The Fund also may invest in debt obligations issued by governments (including, without limitation, obligations issued or guaranteed by the US government) and/or their agencies and instrumentalities. From time to time, the Fund may invest in or hold common stock, preferred stock, convertible securities, and other equity securities or warrants. The Fund may purchase securities on a when-issued or delayed delivery basis.
The Fund may use derivatives for investment, duration management or hedging purposes, or with the purpose or effect of creating investment leverage. The Fund may also use derivatives to manage liquidity risk. To the extent the Fund invests in derivative instruments, the Fund may count the value of derivative securities with floating rate loan characteristics towards its 80% policy. The Fund’s investments in derivative instruments may include investments in, among other instruments, futures contracts, swap contracts and certain currency instruments such as currency forward contracts and currency swap contracts.
The Fund may borrow up to the amount allowed by applicable law to fund redemptions, post collateral for hedges, or to purchase investments prior to settlement of pending sale transactions.
The Fund may sell an investment when the team thinks changing circumstances have affected the original reasons for the instrument’s purchase, the issuer of the instrument exhibits deteriorating credit or other fundamentals, or more attractive investment opportunities are identified.
Artisan Focus Fund
Artisan Focus Fund seeks long-term capital appreciation.
The Fund’s investment approach is based on idea generation, a systematic framework for analyzing companies and proactive risk management. Utilizing this approach, the team seeks to construct a focused portfolio designed to maximize alpha while limiting downside risk over the long term.
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Idea Generation—The team believes a key element in alpha generation is finding areas where the team’s views on industry fundamentals differ from consensus estimates. In this pursuit, the team seeks to identify inflections in multi-year trends which may be caused by changes in supply/demand dynamics, societal behavior, market conditions, technology, laws/regulations and business models, among other variables. The team believes these inflections are often misunderstood by market participants, and can lead to meaningful re-evaluations of industries and companies. Identifying themes helps the team develop a focused universe of companies to analyze more thoroughly. The team will also consider compelling idiosyncratic positions that are a good fit based on the team’s rigorous fundamental analysis.
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Systematic Analytical Framework—The team applies a systematic framework for analyzing companies across sectors and themes, creating a repeatable and methodical decision-making process. The team’s proprietary company models focus on multi-year earnings power differentiation, expected outcome scenario analysis, return on invested capital and discounted cash flow valuations. Visual outputs are then produced through the firm's internally developed technology solutions, allowing the team to consistently evaluate positions across the portfolio.
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Proactive Risk Management—The team incorporates risk management into all stages of its investment process. Metrics evaluated include crowding, correlation, volatility, stress tests, liquidity, factor analysis and macro drivers, all of which inform portfolio construction and position sizing. The team also uses various instruments, such as options, in an effort to magnify alpha and minimize downside.
The Fund may invest in common stocks and other securities of companies across a broad capitalization range. There are no restrictions on the market capitalizations of the companies in which the Fund may invest. The Fund is non-diversified under the 1940 Act, which means that it may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, a high percentage of the Fund’s total assets may be invested in a particular company, sector or industry. As part of the investment process, the team considers financially material environmental, social and governance factors alongside other fundamental research.
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The Fund generally will not invest more than 15% of its total assets in the securities of a single issuer, measured at the time of purchase. The Fund may invest up to 50% of its total assets at market value at the time of purchase in securities of non-US companies (including depositary receipts). The Fund’s investments in non-US securities may include investments in developed markets, as well as emerging and less developed markets. The Fund may invest in equity-linked securities that provide economic exposure to a security of one or more non-US companies without direct investment in the underlying securities (called “participation certificates” in the Fund’s prospectus, but may be called different names). The Fund also invests in ETFs.
The Fund buys and sells non-US currencies to facilitate transactions in portfolio securities of non-US companies. The Fund is also directly or indirectly exposed to foreign currency movements when it purchases certain US dollar denominated securities, such as depositary receipts and participation certificates. The Fund usually seeks (but is not required) to hedge against the risk of loss resulting from currency fluctuation. The Fund’s direct or indirect exposure to a particular currency may be hedged if the Fund has, or is initiating, positions (including through, among other positions, derivatives, participation certificates or depositary receipts) in securities traded in that currency to mitigate currency volatility or because the Fund believes a currency is overvalued. The Fund may also hedge its exposure to securities that expose the Fund to currency movements, including dollar-denominated securities or other instruments that expose the Fund to foreign currency movements. The Fund may buy or sell currencies for cash at current exchange rates, or use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.
The Fund also uses derivatives, such as options. The Fund may use derivatives for any purpose consistent with its investment objective, including, without limitation, to improve expected risk-adjusted returns and to obtain economic exposure to certain issuers. The Fund may implement short positions, including through the use of derivative instruments, or through short sales of instruments that are eligible investments for the Fund and generally intends to use short positions to reduce exposure to certain risks and for hedging purposes. The Fund intends to use all or a portion of the proceeds from its short positions to take additional long positions or otherwise use in a manner consistent with its investment guidelines. The Fund also may borrow money for investment purposes, including to purchase additional securities.
The Fund may invest in REITs. The Fund may also invest up to an aggregate of 10% of its total assets at market value at time of purchase in debt securities including securities rated below investment grade (below BBB- by S&P or Fitch or below Baa3 by Moody’s, or comparably rated by another NRSRO, or unrated but determined by Artisan Partners to be of comparable quality), commonly known as “junk bonds” and convertible debt securities of US or non-US issuers that meet the Fund’s investment criteria. The Fund may invest in debt securities of any maturity or duration.
As a result of the Fund's use of derivatives, the Fund may hold significant amounts of short-term investments, including cash and cash equivalents. The Fund may also maintain a significant portion of its total assets in cash from time to time in response to adverse market, economic, political or other conditions. In addition, cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities, may cause the Fund's cash position to be larger or smaller. If the Fund holds a significant portion of its assets in cash, its ability to meet its investment objective and/or the Fund's performance may be adversely affected.
The Fund actively manages the sizing of its positions. In addition, the Fund may sell a security when the earnings power or valuation differentiation is no longer intact, the thematic or company specific investment thesis is no longer valid or the team identifies more attractive opportunities.
Artisan Global Discovery Fund
Artisan Global Discovery Fund seeks long-term capital growth.
The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of US and non-US growth companies across a broad capitalization range. The team seeks to invest in companies that it believes possess franchise characteristics, are benefiting from an accelerating profit cycle and are trading at a discount to its estimate of private market value. The Fund’s investment process focuses on two distinct elements—security selection and capital allocation. The team overlays its investment process with sustainability considerations and broad knowledge of the global economy.
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Security Selection—The team seeks to identify companies that have franchise characteristics (e.g., low cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name), are benefiting from an accelerating profit cycle and are trading at a discount to the team’s estimate of private market value. The team looks for companies that are well positioned for long-term growth, which is driven by demand for their products and services at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the emerging profit cycle.
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Capital Allocation—Based on the team’s fundamental analysis of a company’s profit cycle, it divides the portfolio into three parts. GardenSM investments are small positions in the early part of their profit cycle that may warrant more sizeable allocations as their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because the team believes they are moving through the strongest part of their profit cycles. HarvestSM investments are positions that are being reduced as they near the team’s estimates of full valuation or their profit cycles begin to decelerate.
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Sustainability Considerations—The team employs a framework in assessing material sustainability exposures factors that informs its security selection and capital allocation process.
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Broad Knowledge—The team overlays the security selection and capital allocation elements of its investment process with a desire to invest opportunistically across the entire global economy. The team seeks broad knowledge of the global economy in order to position it to find growth wherever it occurs.
The Fund primarily invests in common stocks and other equity securities of US and non-US companies, including depositary receipts. The Fund’s investments in non-US securities may include investments in developed markets, as well as emerging and less developed markets. The Fund does not invest more than 35% of its total assets at market value at the time of purchase in companies from any single country other than the US. The Fund generally focuses on mid-cap companies; however, there are no restrictions on the market capitalizations of the companies in which the Fund may invest.
The Fund may invest up to 10% of its total assets measured at the time of purchase in equity-linked securities that provide economic exposure to a security of one or more non-US companies without direct investment in the underlying securities (called “participation certificates” in this prospectus, but may be called different names by issuers). Participation certificates typically are issued by a bank or broker-dealer. When a participation certificate is redeemed, the bank or broker-dealer is obligated to pay the Fund an amount based on the value of the underlying security or securities.
As to 75% of its total assets, the Fund limits the size of its investments so that it invests no more than 5% of its total assets in securities of a single issuer, measured at the time of purchase. As to the other 25% of its total assets, the Fund will not invest more than 10% of its total assets, at the time of purchase, in the securities of a single issuer. The Fund tries to maintain a cash position of no more than 15% of its total assets, although cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities, may cause the Fund’s cash position to be larger or smaller. As a result, the Fund may at times hold more than 15% of its total assets in cash.
The Fund may buy or sell non-US currencies to facilitate transactions in portfolio securities of non-US companies. The Fund is also directly or indirectly exposed to foreign currency movements when it purchases certain US dollar denominated securities, such as depositary receipts and participation certificates. The Fund’s direct or indirect exposure to a particular currency may be hedged if the Fund has, or is initiating, positions (including through, among other positions, participation certificates or depositary receipts) in securities traded in that currency. The Fund may also hedge its exposure to securities that expose the Fund to currency movements, including dollar-denominated securities. The Fund may buy or sell currencies for cash at current exchange rates, or use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.
The Fund may sell a security when the team thinks the security is approaching full valuation, changing circumstances affect the original reasons for its purchase, the company exhibits deteriorating fundamentals, or more attractive opportunities are identified.
Artisan Global Equity Fund
Artisan Global Equity Fund seeks long-term capital growth.
The Fund’s investment team employs a fundamental stock selection process focused on identifying long-term growth opportunities to build a global (i.e., US and non-US) diversified portfolio of companies of all market capitalizations. The team seeks to invest in companies within its preferred themes with sustainable growth characteristics at attractive valuations that do not fully reflect their long-term potential.
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Themes—The team identifies long-term secular growth trends with the objective of investing in companies that have meaningful exposure to these trends. The team’s fundamental analysis focuses on those industry leaders with attractive growth and valuation characteristics that will be long-term beneficiaries of any structural change and/or trend.
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Sustainable Growth—The team applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. The team seeks high-quality companies that typically have a sustainable competitive advantage, a superior business model and a high-quality management team. As part of the investment process, the team considers material environmental, social and governance factors alongside other fundamental research.
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Valuation—The team uses multiple valuation metrics to establish a target price range. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and its current valuation.
Under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities or instruments that have similar economic characteristics. The Fund will notify its shareholders at least 60 days prior to any change in this 80% policy. The Fund may invest in securities both within and outside the US, including emerging and less developed markets. Securities in which the Fund may invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks.
The Fund may invest up to 40% of its total assets at market value at the time of purchase in emerging and less developed markets. The Fund does not invest more than 35% of its total assets at market value at the time of purchase in companies from any single country other than the US. The Fund may invest in US and non-US companies of all market capitalizations.
The Fund may invest up to 10% of its total assets measured at the time of purchase in equity-linked securities that provide economic exposure to a security of one or more non-US companies without direct investment in the underlying securities (called “participation certificates” in this prospectus, but may be called different names by issuers). Participation certificates typically are issued by a bank or broker-dealer. When a
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participation certificate is redeemed, the bank or broker-dealer is obligated to pay the Fund an amount based on the value of the underlying security or securities.
The Fund tries to maintain a cash position of no more than 10% of its total assets, although cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities, may cause the Fund’s cash position to be larger or smaller. As a result, the Fund may at times hold more than 10% of its total assets in cash.
The Fund invests a significant portion of its assets in securities that are traded in currencies other than US dollars, so the Fund buys and sells non-US currencies to facilitate transactions in portfolio securities. The Fund is also directly or indirectly exposed to foreign currency movements when it purchases certain US dollar denominated securities, such as depositary receipts and participation certificates. The Fund usually does not hedge against possible variations in exchange rates, but, in certain circumstances, the Fund’s exposure to a particular currency that the team believes is overvalued may be hedged if the Fund has, or is initiating, positions in securities traded in that currency. The Fund may also hedge its exposure to securities that expose the Fund to currency movements, including dollar-denominated securities. The Fund may buy or sell currencies for cash at current exchange rates, or use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.
The Fund may sell a security when the team thinks the security is approaching full valuation, changing circumstances affect the original reasons for its purchase, a company exhibits deteriorating fundamentals, or more attractive opportunities are identified.
Artisan Global Opportunities Fund
Artisan Global Opportunities Fund seeks long-term capital growth.
The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of US and non-US growth companies across a broad capitalization range. The team seeks to invest in companies that it believes possess franchise characteristics, are benefiting from an accelerating profit cycle and are trading at a discount to its estimate of private market value. The Fund’s investment process focuses on two distinct elements—security selection and capital allocation. The team overlays its investment process with sustainability considerations and broad knowledge of the global economy.
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Security Selection—The team seeks to identify companies that have franchise characteristics (e.g., low cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name), are benefiting from an accelerating profit cycle and are trading at a discount to the team’s estimate of private market value. The team looks for companies that are well positioned for long-term growth, which is driven by demand for their products and services at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the emerging profit cycle.
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Capital Allocation—Based on the team’s fundamental analysis of a company’s profit cycle, it divides the portfolio into three parts. GardenSM investments are small positions in the early part of their profit cycle that may warrant more sizeable allocations as their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because the team believes they are moving through the strongest part of their profit cycles. HarvestSM investments are positions that are being reduced as they near the team’s estimates of full valuation or their profit cycles begin to decelerate.
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Sustainability Considerations—The team employs a framework in assessing material sustainability exposures factors that informs its security selection and capital allocation process.
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Broad Knowledge—The team overlays the security selection and capital allocation elements of its investment process with a desire to invest opportunistically across the entire global economy. The team seeks broad knowledge of the global economy in order to position it to find growth wherever it occurs.
The Fund primarily invests in common stocks and other equity securities of US and non-US companies, including depositary receipts. The Fund’s investments in non-US securities may include investments in developed markets, as well as emerging and less developed markets. The Fund does not invest more than 35% of its total assets at market value at the time of purchase in companies from any single country other than the US. The Fund generally focuses on mid- and large-cap companies; however, there are no restrictions on the market capitalizations of the companies in which the Fund may invest.
The Fund may invest up to 10% of its total assets measured at the time of purchase in equity-linked securities that provide economic exposure to a security of one or more non-US companies without direct investment in the underlying securities (called “participation certificates” in this prospectus, but may be called different names by issuers). Participation certificates typically are issued by a bank or broker-dealer. When a participation certificate is redeemed, the bank or broker-dealer is obligated to pay the Fund an amount based on the value of the underlying security or securities.
As to 75% of its total assets, the Fund limits the size of its investments so that it invests no more than 5% of its total assets in securities of a single issuer, measured at the time of purchase. As to the other 25% of its total assets, the Fund will not invest more than 10% of its total assets, at the time of purchase, in the securities of a single issuer. The Fund tries to maintain a cash position of no more than 15% of its total assets, although cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities, may cause the Fund’s cash position to be larger or smaller. As a result, the Fund may at times hold more than 15% of its total assets in cash.
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The Fund may buy or sell non-US currencies to facilitate transactions in portfolio securities of non-US companies. The Fund is also directly or indirectly exposed to foreign currency movements when it purchases certain US dollar denominated securities, such as depositary receipts and participation certificates. The Fund’s direct or indirect exposure to a particular currency may be hedged if the Fund has, or is initiating, positions (including through, among other positions, participation certificates or depositary receipts) in securities traded in that currency. The Fund may also hedge its exposure to securities that expose the Fund to currency movements, including dollar-denominated securities. The Fund may buy or sell currencies for cash at current exchange rates, or use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.
The Fund may sell a security when the team thinks the security is approaching full valuation, changing circumstances affect the original reasons for its purchase, the company exhibits deteriorating fundamentals, or more attractive opportunities are identified.
Artisan Global Unconstrained Fund
Artisan Global Unconstrained Fund seeks to provide total return through a combination of current income and long-term capital appreciation.
The Fund’s investment team employs a fundamental investment process to construct a differentiated portfolio of securities, derivatives and other instruments that offer long and short exposures around the world. The team seeks to identify countries that are undergoing or poised for strong economic growth or structural changes, such as political, legislative and/or economic reforms. The team seeks to invest in corporate and sovereign debt instruments that offer exposures to those countries at attractive absolute and relative credit risk premium. As part of the investment process, the team considers financially material environmental, social and governance factors alongside other fundamental research.
The Fund primarily invests in debt securities and instruments with similar economic characteristics. The Fund may have significant investment in a particular geographic region or country and typically a portion will be invested in emerging market countries. The Fund may invest without limit in securities and other instruments of US and non-US issuers, including issuers economically tied to emerging market countries, securities traded principally outside the United States, and securities denominated in currencies other than the US dollar.
The Fund is non-diversified, which means that it may invest a greater portion of its assets in a more limited number of issuers than a diversified fund.
The Fund may invest in debt instruments of all types, including, without limitation, sovereign issues, treasury obligations, bonds, loans, commercial paper, credit linked notes, covered bonds, convertible bonds and other fixed-, variable- and floating-rate securities that are either secured or unsecured, and, either senior or subordinated. The Fund may invest, without limitation, in debt instruments of any credit rating, including instruments that are rated below investment grade (below BBB- by Standard & Poor’s Rating Service or Fitch, Inc. or below Baa3 by Moody’s Investors Service, Inc.), or comparably rated by another nationally recognized statistical rating organization, or unrated but determined by Artisan Partners to be of comparable quality, commonly known as “junk bonds.”  The Fund may invest in debt instruments that are non-performing at the time of purchase. The Fund may invest in debt securities of any maturity. The Fund’s investments are not subject to any restrictions with respect to duration.
The Fund expects to achieve certain exposures primarily through derivative transactions. These derivatives include, without limitation, forward foreign currency exchange contracts; futures on securities, indices, currencies, commodities, swaps and other investments; options; and swaps, including interest rate swaps, cross-currency swaps, total return swaps and credit default swaps, which may have the effect of creating investment leverage. The Fund may use derivatives to seek to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks, for speculation purposes to gain certain types of exposures and/or as a substitute for the purchase or sale of securities, currencies or commodities. The Fund may also utilize derivatives to take short positions in underlying assets and non-USD currencies to hedge certain risk factors. The Fund intends to use all or a portion of the proceeds from its short positions to take additional long positions or otherwise use in a manner consistent with its investment guidelines. The Fund’s use of derivatives is frequently extensive.
The Fund may make investments in securities, derivatives and other instruments, directly or through investments in Artisan Global Unconstrained Subsidiary Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by Artisan Partners and has the same investment objectives as the Fund. Subject to the Fund’s investment policies and limitations, the Subsidiary may invest without limit in, among other investments, securities that are not registered with the SEC pursuant to Regulation S of the Securities Act of 1933, as amended, as well as commodity-linked derivative instruments. The allocation of the Fund’s portfolio in the Subsidiary will vary over time, but in order to meet the diversification requirement necessary to the Fund’s treatment as a regulated investment company, the Fund will not invest more than 25% of its total assets in the Subsidiary, including at any quarter end. In addition, the Fund will treat the Subsidiary’s assets as assets of the Fund for purposes of determining compliance with various provisions of the 1940 Act applicable to the Fund. References herein to the Fund include references to the Subsidiary in respect of the Fund’s investment exposure.
The Fund buys and sells non-US currencies to facilitate transactions in portfolio securities of non-US companies. The Fund is also directly or indirectly exposed to foreign currency movements when it purchases certain US dollar denominated securities, such as depositary receipts and participation certificates. The Fund usually does not hedge against possible fluctuations in exchange rates, but, in certain circumstances, the Fund may hedge its exposure to securities denominated in foreign currencies as well as other positions that expose the Fund to currency
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movements, including dollar-denominated securities. The Fund may buy or sell currencies for cash at current exchange rates, or use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.
The Fund expects to hold US Treasury, government agency securities and agency mortgage-backed securities (and derivatives thereon), and stripped securities to use as collateral for its derivatives positions and to help manage duration. The Fund may engage in repurchase agreements, reverse repurchase agreements and forward commitments, and may engage a substantial portion of its assets in short sales.
The Fund may also invest in equity securities and ETFs. The Fund may invest in private placements and other restricted securities (i.e., securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as matter of contract or under federal securities laws).
The Fund may borrow up to the amount allowed by applicable law to enhance total return, fund redemptions, post collateral for hedges, or to purchase investments prior to settlement of pending sale transactions.
The Fund may sell an investment when the team thinks changing circumstances have affected the original reasons for the instrument’s purchase, the issuer of the instrument exhibits deteriorating credit or other fundamentals, or more attractive investment opportunities are identified.
Artisan Global Value Fund
Artisan Global Value Fund seeks long-term capital growth.
The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of securities of undervalued US and non-US companies. The team seeks to invest in what the team considers to be high quality, undervalued companies with strong balance sheets and shareholder-oriented management teams.
The team’s investment process focuses on four key characteristics:
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Undervaluation—Determining the intrinsic value of a business is the heart of the team’s research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company’s future cash flows. The team seeks to invest at a significant discount to its estimate of the intrinsic value of a business.
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Business Quality—The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.
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Financial Strength—The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.
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Shareholder-Oriented Management—The team’s research process attempts to identify management teams with a history of building value for shareholders.
Companies that make it through this analytical process are ranked at the time the position is initiated according to the degree of the discount of the current market price of the stock to the team’s estimate of the company’s intrinsic value. The team manages the portfolio by generally taking larger positions in companies where the discount is greatest and smaller positions in companies with narrower discounts (subject to adjustments for investment-related concerns, including diversification, risk management and liquidity). As part of the investment process, the team considers financially material environmental, social and governance factors alongside other fundamental research.
The focus of the investment process is on individual companies, not on selection of countries or regions. Under normal market conditions, the Fund primarily invests in common stocks and other equity securities, both within and outside the US. The Fund may invest up to 30% of its total assets at market value at the time of purchase in emerging and less developed markets. The Fund does not invest more than 35% of its total assets at market value at the time of purchase in companies from any single country other than the US. The Fund generally invests in US and non-US companies with market capitalizations of at least $2 billion at the time of initial purchase. The Fund may continue to invest in a company should its market capitalization fall below $2 billion.
The Fund tries to maintain a cash position of no more than 15% of its total assets, although cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities, may cause the Fund’s cash position to be larger or smaller. Investment of available cash may be slowed during periods when stock prices are moving broadly upwards because higher prevailing valuations cause fewer securities to meet the Fund’s investment criteria. As a result, the Fund may at times hold more than 15% of its total assets in cash.
The Fund may invest up to 10% of its total assets measured at the time of purchase in equity-linked securities that provide economic exposure to a security of one or more non-US companies without direct investment in the underlying securities (called “participation certificates” in this prospectus, but may be called different names by issuers). Participation certificates typically are issued by a bank or broker-dealer. When a participation certificate is redeemed, the bank or broker-dealer is obligated to pay the Fund an amount based on the value of the underlying security or securities.
From time to time, the team may conclude that a security other than an equity security presents a more attractive risk/reward profile. Accordingly, the Fund may invest up to an aggregate of 10% of its total assets at market value at the time of purchase in debt securities (including lower-rated securities, which include securities rated below investment grade (below BBB- by S&P or Fitch or below Baa3 by
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Moody’s), or comparably rated by another NRSRO, or unrated but determined by Artisan Partners to be of comparable quality, commonly known as “junk bonds,”) and convertible debt securities of US or non-US issuers that meet the Fund’s investment criteria. The Fund may invest in debt securities of any maturity.
The Fund invests a significant portion of its assets in securities that are traded in currencies other than US dollars, so the Fund buys and sells non-US currencies to facilitate transactions in portfolio securities. The Fund is also directly or indirectly exposed to foreign currency movements when it purchases certain US dollar denominated securities, such as depositary receipts and participation certificates. The Fund usually does not hedge against possible variations in exchange rates, but, in certain circumstances, the Fund’s exposure to a particular currency that the team believes is overvalued may be hedged if the Fund has, or is initiating, positions in securities traded in that currency. The Fund may also hedge its exposure to securities that expose the Fund to currency movements, including dollar-denominated securities. The Fund may buy or sell currencies for cash at current exchange rates, or use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.
The Fund generally will sell when the security price approaches or exceeds the team’s estimate of intrinsic value. The Fund also may sell if changing circumstances make the team change its assessment of the company’s intrinsic value or more attractive alternatives are identified.
Artisan High Income Fund
Artisan High Income Fund seeks to provide total return through a combination of current income and capital appreciation.
The Fund seeks to invest in issuers with high quality business models that have compelling risk-adjusted return characteristics. The Fund employs a fundamental investment process to construct a diversified portfolio of attractively valued high yield corporate bonds (often referred to as “junk bonds”) and secured and unsecured loans, including, without limitation, bridge financing, senior and subordinated loans, delayed funding loans and revolving credit facilities, and loan participations and assignments.
The Fund’s investment team’s research process has four primary pillars:
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Business Quality—The team uses a variety of sources to understand the resiliency of an issuer’s business model. The team analyzes the general health of the industry in which an issuer operates, the issuer’s competitive position, barriers to entry, the dynamics of industry participants, and the decision-making history of the issuer’s management and, when applicable, financial equity sponsor. As part of the team’s analysis of a company’s business quality, among other factors, the team considers certain environmental, social and governance (“ESG”) factors relating to the company. These ESG factors may include the impact of environmental regulatory change, the use of human, natural and physical resources and corporate governance structures and practices. When the team deems a factor material to the value of a company, the team incorporates it into its decision-making process.
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Financial Strength and Flexibility—The team believes that analyzing the history and trend of free cash flow generation is critical to understanding an issuer’s financial health. The team’s financial analysis also considers an issuer’s capital structure, refinancing options, asset or collateral coverage, financial covenants, amortization schedules and overall financial transparency.
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Downside Analysis—The team believes that credit instruments by their nature have an asymmetric risk profile. The risk of loss is often greater than the potential for gain, particularly when looking at below investment grade issuers. The team seeks to manage this risk with what it believes to be conservative financial projections that account for industry position, competitive dynamics and positioning within the capital structure.
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Value Identification—The team uses multiple metrics to determine the value of an investment opportunity. The team looks for credit improvement potential, relative value within an issuer’s capital structure and against industry peers, catalysts for business improvement and potential value stemming from market or industry dislocations and/or mergers and acquisitions (“M&A”).
Under normal circumstances, the Fund will invest primarily in instruments that are rated, at the time of purchase, below investment grade (below BBB- by S&P or Fitch or below Baa3 by Moody’s), or comparably rated by another NRSRO, or unrated but determined by Artisan Partners to be of comparable quality, commonly known as “junk bonds.”  The Fund may invest a significant portion of its assets in high-yield securities that are rated in the lower rating categories by one or more NRSRO (for example, CCC+ or lower by S&P or Fitch or Caa1 or lower by Moody’s) or, if unrated, are determined by Artisan Partners to be of comparable quality. The Fund may invest in debt securities of any maturity.
The Fund may invest without limit in securities and other instruments of US and non-US issuers, including issuers economically tied to “emerging market” countries, securities traded principally outside of the United States, and securities denominated in currencies other than the US dollar. The Fund usually seeks (but is not required) to hedge against the risk of loss resulting from currency fluctuation. The Fund may invest in private placements and other restricted securities (i.e., securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws).
Generally, the Fund uses the terms debt security, debt obligation, bond, loan, fixed income security and fixed income instrument interchangeably and regards them to mean a security or instrument having one or more of the following characteristics: a fixed income security, a security or instrument issued at a discount to its face value, a security or instrument that pays interest in cash or in kind at a fixed, floating or variable rate or a security or instrument with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The terms debt security, debt obligation, bond, loan, fixed income security and fixed income instrument are interpreted broadly by Artisan Partners as an instrument or security evidencing what is commonly referred to as an IOU rather than
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evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities. For this purpose, the terms also include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. As new fixed income instruments are developed, the Fund may invest in those opportunities as well.
In addition to high yield corporate bonds and loans, the Fund also may invest in other corporate fixed income instruments of varying maturities, including fixed-, variable- and floating-rate bonds, debentures, notes, commercial paper and other types of corporate debt instruments across the credit quality spectrum, such as stressed and distressed debt securities.
The Fund may invest without limit in corporate fixed income instruments as described above and may focus its investments in one or more types of corporate fixed income instruments depending on market conditions. For example, if the team believes that market conditions are favorable for a particular type of fixed income instrument, such as high yield corporate bonds, substantially all of the Fund’s assets may be invested in high yield corporate bonds. Similarly, if the team believes that market conditions are more favorable for loans, substantially all of the Fund’s assets may be invested in loans.
Although the Fund expects to primarily invest in corporate fixed income instruments that are rated below investment grade (or unrated but determined by Artisan Partners to be of comparable quality) at the time of purchase, the Fund may invest in instruments of any credit quality, including securities of stressed or distressed issuers. Such instruments may be rated in the lower rating categories (CCC+ or lower by S&P or Fitch or Caa1 or lower by Moody’s), or comparably rated by another NRSRO, or unrated but determined by Artisan Partners to be of comparable quality. Such instruments are subject to very high credit risk.
The Fund may invest directly in secured or unsecured loans or invest in loan assignments or participations with respect to borrowers operating in any industry and/or geographical region. Most loans pay interest at rates that typically adjust periodically, often based on a benchmark rate plus a premium or spread over the benchmark rate. The benchmark rate usually is the Prime Rate, SOFR, the Federal Reserve federal funds rate, or other base lending rates used by commercial lenders (each as defined in the applicable loan agreement). Secured loans are secured by collateral, while unsecured loans are not secured by any collateral. The Fund may invest in senior loans, which hold senior positions in the borrower’s capital structure. The Fund also may invest in subordinated loans (e.g., second-lien loans and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency.
The Fund may use derivatives for investment, duration management or hedging purposes, or with the purpose or effect of creating investment leverage. The Fund’s investments in derivative instruments may include investments in, among other instruments, futures contracts, as well as certain currency instruments such as currency forward contracts and currency swap contracts.
The Fund also may invest in debt obligations issued by governments (including, without limitation, obligations issued or guaranteed by the US government) and/or their agencies and instrumentalities. From time to time, the Fund may invest in or hold common stock, preferred stock, convertible securities, and other equity securities or warrants. The Fund may purchase securities on a when-issued or delayed delivery basis.
The Fund may sell an investment when the team thinks changing circumstances have affected the original reasons for the instrument’s purchase, the issuer of the instrument exhibits deteriorating credit or other fundamentals, or more attractive investment opportunities are identified.
Artisan International Fund
Artisan International Fund seeks long-term capital growth.
The Fund’s investment team employs a fundamental stock selection process focused on identifying long-term growth opportunities to build a diversified portfolio of non-US growth companies of all market capitalizations. The team seeks to invest in companies within its preferred themes with sustainable growth characteristics at attractive valuations that do not fully reflect their long-term potential.
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Themes—The team identifies long-term secular growth trends with the objective of investing in companies that have meaningful exposure to these trends. The team’s fundamental analysis focuses on those industry leaders with attractive growth and valuation characteristics that will be long-term beneficiaries of any structural change and/or trend.
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Sustainable Growth—The team applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. The team seeks high-quality companies that typically have a sustainable competitive advantage, a superior business model and a high-quality management team. As part of the investment process, the team considers material environmental, social and governance factors alongside other fundamental research.
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Valuation—The team uses multiple valuation metrics to establish a target price range. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and its current valuation.
There are no restrictions on the size of the companies in which the Fund may invest. The Fund invests primarily in developed markets but also may invest up to 35% of the Fund’s total assets at market value at the time of purchase in emerging and less developed markets. The Fund typically holds securities representing at least 15 countries. The maximum investment in any single country is 30% of the Fund’s total assets at market value at the time of purchase.
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Under normal market conditions, the Fund is substantially invested in common stocks and similar securities, and invests at least 65% of its net assets at market value at the time of purchase in securities of non-US companies. The Fund’s portfolio is constructed without regard to index weightings. The Fund tries to maintain a cash position of no more than 5% of its total assets, although cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities, may cause the Fund’s cash position to be larger or smaller. As a result, the Fund may at times hold more than 5% of its total assets in cash. The Fund may invest up to 10% of its total assets measured at the time of purchase in equity-linked securities that provide economic exposure to a security of one or more non-US companies without direct investment in the underlying securities (called “participation certificates” in this prospectus, but may be called different names by issuers). Participation certificates typically are issued by a bank or broker-dealer. When a participation certificate is redeemed, the bank or broker-dealer is obligated to pay the Fund an amount based on the value of the underlying security or securities.
The Fund’s investments generally are traded in currencies other than US dollars, so the Fund buys and sells non-US currencies to facilitate transactions in portfolio securities. The Fund is also directly or indirectly exposed to foreign currency movements when it purchases certain US dollar denominated securities, such as depositary receipts and participation certificates. The Fund usually does not hedge against possible variations in exchange rates, but, in certain circumstances, the Fund may hedge its exposure to securities denominated in foreign currencies as well as other positions that expose the Fund to currency movements, including dollar-denominated securities. The Fund may buy or sell currencies for cash at current exchange rates, or use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.
The Fund may sell a security when the team thinks the security is approaching full valuation, changing circumstances affect the original reasons for its purchase, the company exhibits deteriorating fundamentals, or more attractive opportunities are identified.
Artisan International Explorer Fund
Artisan International Explorer Fund seeks long-term capital growth.
The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of securities of undervalued, primarily non-US small companies. The team seeks to invest in what the team considers to be high quality, undervalued companies with strong balance sheets and shareholder-oriented management teams.
The team’s investment process focuses on four key characteristics:
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Undervaluation—Determining the intrinsic value of a business is the heart of the team’s research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company’s future cash flows. The team seeks to invest at a significant discount to its estimate of the intrinsic value of a business.
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Business Quality—The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.
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Financial Strength—The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.
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Shareholder-Oriented Management—The team’s research process attempts to identify management teams with a history of building value for shareholders.
Companies that make it through this analytical process are ranked at the time the position is initiated according to the degree of the discount of the current market price of the stock to the team’s estimate of the company’s intrinsic value. The team manages the portfolio by generally taking larger positions in companies where the discount is greatest and smaller positions in companies with narrower discounts (subject to adjustments for investment-related concerns, including diversification, risk management and liquidity). As part of the investment process, the team considers financially material environmental, social and governance factors alongside other fundamental research.
The focus of the investment process is on individual companies, not on selection of countries or regions. Under normal market conditions, the Fund invests no less than 65% of its total assets (excluding cash and cash equivalents), measured at market value at the time of purchase, in common stocks and other securities of non-US companies. The Fund is non-diversified, which means that it may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, a high percentage of the Fund’s total assets may be invested in a particular company, sector or industry. The Fund may invest a substantial portion of its total assets in emerging and less developed markets.
The Fund may invest in common stocks and other securities of companies across a broad capitalization range and there are no restrictions on the market capitalizations of the companies in which the Fund may invest. However, the Fund anticipates investing primarily in small capitalization (“small-cap”) companies. Small-cap companies for this purpose are those companies with a market capitalization below $5 billion at the time of the Fund’s investment. In addition, because the relative sizes of companies change over time as the securities market changes, the Fund’s definition of what is a “small-cap” company may change over time as well. The Fund’s portfolio is constructed without regard to index weightings.
The Fund generally does not invest more than 15% of its total assets at market value at the time of purchase in any single security. Under normal market conditions, the Fund tries to maintain a cash position of no more than 15% of its total assets, although cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities, may cause the Fund’s cash position to be larger or smaller. Investment of available cash may be slowed during periods when stock prices are moving broadly upwards because higher
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prevailing valuations cause fewer securities to meet the Fund’s investment criteria. As a result, the Fund may at times hold more than 15% of its total assets in cash.
The Fund may invest up to 10% of its total assets measured at the time of purchase in equity-linked securities that provide economic exposure to a security of one or more non-US companies without direct investment in the underlying securities (called “participation certificates” in this prospectus, but may be called different names by issuers). Participation certificates typically are issued by a bank or broker-dealer. When a participation certificate is redeemed, the bank or broker-dealer is obligated to pay the Fund an amount based on the value of the underlying security or securities.
The Fund’s investments generally are traded in currencies other than US dollars, so the Fund buys and sells non-US currencies to facilitate transactions in portfolio securities. The Fund is also directly or indirectly exposed to foreign currency movements when it purchases certain US dollar denominated securities, such as depositary receipts and participation certificates. The Fund usually does not hedge against possible variations in exchange rates, but, in certain circumstances, the Fund may hedge its exposure to securities denominated in foreign currencies as well as other positions that expose the Fund to currency movements, including dollar-denominated securities. The Fund may buy or sell currencies for cash at current exchange rates, or use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.
The Fund invests primarily in equity securities but, from time to time, the team may conclude that a security other than an equity security presents a more attractive risk/reward profile. Accordingly, the Fund may invest up to an aggregate of 10% of its total assets at market value at the time of purchase in debt securities of US and non-US issuers, including loans, that meet the Fund’s investment criteria. The Fund may invest in debt securities of any maturity.
The Fund generally will sell when the security price approaches or exceeds the team’s estimate of intrinsic value. The Fund also may sell if changing circumstances make the team change its assessment of the company’s intrinsic value or more attractive alternatives are identified.
Artisan International Small-Mid Fund
Artisan International Small-Mid Fund seeks long-term capital growth.
The Fund’s investment team employs a fundamental stock selection process focused on identifying durable and idiosyncratic opportunities to build a diversified portfolio of primarily non-US small- and mid-cap growth companies. The team generally seeks long-term investments in high-quality businesses exposed to structural growth themes that can be acquired at sensible valuations in contrarian fashion and are led by excellent management teams.
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Investing with Tailwinds—The team identifies structural themes at the intersection of growth and change with the objective of investing in companies having meaningful exposure to these trends. Themes represent a secular outlook, are generally industry specific, and are identified from a bottom-up perspective.
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High-Quality Businesses—The team seeks companies that it views as future industry leaders with sustainable growth characteristics that can be owned for the long term. Those characteristics include differentiated and defensible business models, strong balance sheets, dynamic management teams, favorable positions within their industry value chains and high or improving returns on capital. As part of the investment process, the team considers material environmental, social and governance factors, which may include corporate governance principles, treatment of employees and exposure to regulatory risk, alongside other fundamental research.
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A Contrarian Approach to Valuation—The team seeks to invest in high-quality businesses in contrarian fashion. Mismatches between stock price and long-term business value are created by market dislocations, temporary slowdowns in individual businesses or misperceptions in the investment community.
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Manage Unique Risks of International Small- and Mid-Cap Equities—International small- and mid-cap equities are exposed to unique investment risks that require managing. The team defines risk as including permanent loss of capital, not just share price volatility. The team manages this risk by having a long-term ownership focus, understanding the direct and indirect security risks for each business, constructing the portfolio on a well-diversified basis and sizing positions according to individual risk characteristics.
Under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in common stocks and other securities of small- and mid-cap companies. The Fund will notify its shareholders at least 60 days prior to any change in this 80% policy. Small- and mid-cap companies for this purpose are those companies with a market capitalization below $30 billion or having a market capitalization similar to the constituents of the MSCI ACWI ex USA SMID Index at the time of the Fund’s investment. Some of these companies, although small by US standards, might rank among the largest in their countries by market capitalization. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to hold a stock or security even if the company’s market capitalization grows or falls outside the range given above. In addition, because the relative sizes of companies change over time as the securities market changes, the Fund’s definition of what is a “small-cap,” “mid-cap” or “large-cap” company may change over time as well. The Fund’s portfolio is constructed without regard to index weightings. Under normal market conditions, the Fund will invest at least 65% of its total assets at market value at the time of purchase in securities of non-US companies. The Fund invests in developed markets and emerging and less developed markets.
From time to time, the team may conclude that a security other than an equity presents a more attractive risk/reward profile. Accordingly, the Fund may invest to a limited extent in debt securities (including lower-rated securities), which include securities rated below investment
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grade (below BBB- by S&P or Fitch or below Baa3 by Moody’s), or comparably rated by another NRSRO or unrated but determined by Artisan Partners to be of comparable quality, commonly known as “junk bonds,” and convertible debt securities of US or non-US issuers that meet the Fund’s investment criteria. The Fund may invest in debt securities of any maturity.
The Fund may also invest up to 10% of its total assets measured at the time of purchase in equity-linked securities that provide economic exposure to a security of one or more non-US companies without direct investment in the underlying securities (called “participation certificates” in this prospectus, but may be called different names by issuers). Participation certificates typically are issued by a bank or broker-dealer. When a participation certificate is redeemed, the bank or broker-dealer is obligated to pay the Fund an amount based on the value of the underlying security or securities.
The Fund’s investments generally are traded in currencies other than US dollars, so the Fund buys and sells non-US currencies to facilitate transactions in portfolio securities. The Fund is also directly or indirectly exposed to foreign currency movements when it purchases certain US dollar denominated securities, such as depositary receipts and participation certificates. The Fund usually does not hedge against possible variations in exchange rates, but, in certain circumstances, the Fund may hedge its exposure to securities denominated in foreign currencies as well as other positions that expose the Fund to currency movements, including dollar-denominated securities. The Fund may buy or sell currencies for cash at current exchange rates, or use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.
The Fund tries to maintain a cash position of no more than 10% of its total assets, although cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities, may cause the Fund’s cash position to be larger or smaller. As a result, the Fund may at times hold more than 10% of its total assets in cash.
The Fund may sell a security when the team thinks the security is approaching full valuation, changing circumstances affect the original reasons for its purchase, the company exhibits deteriorating fundamentals, or more attractive opportunities are identified.
Artisan International Value Fund
Artisan International Value Fund seeks long-term capital growth.
The Fund’s investment team employs a fundamental investment process to construct a diversified  portfolio of securities of undervalued non-US companies of all sizes. The team seeks to invest in what the team considers to be high quality, undervalued companies with strong balance sheets and shareholder-oriented management teams.
The team’s investment process focuses on four key characteristics:
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Undervaluation—Determining the intrinsic value of a business is the heart of the team’s research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company’s future cash flows. The team seeks to invest at a significant discount to its estimate of the intrinsic value of a business.
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Business Quality—The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.
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Financial Strength—The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.
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Shareholder-Oriented Management—The team’s research process attempts to identify management teams with a history of building value for shareholders.
Companies that make it through this analytical process are ranked at the time the position is initiated according to the degree of the discount of the current market price of the stock to the team’s estimate of the company’s intrinsic value. The team manages the portfolio by generally taking larger positions in companies where the discount is greatest and smaller positions in companies with narrower discounts (subject to adjustments for investment-related concerns, including diversification, risk management and liquidity).
The focus of the investment process is on individual companies, not on selection of countries or regions. Under normal market conditions, the Fund invests no less than 80% of its total assets (excluding cash and cash equivalents), measured at market value at the time of purchase, in common stocks and other securities of non-US companies, including up to 30% of its total assets at market value at the time of purchase in emerging and less developed markets.
The Fund normally invests in at least five countries outside the US and generally does not invest more than 35% of its total assets at market value at the time of purchase in any single country. The Fund may invest in companies of any size. The Fund tries to maintain a cash position of no more than 15% of its total assets, although cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities, may cause the Fund’s cash position to be larger or smaller. Investment of available cash may be slowed during periods when stock prices are moving broadly upwards because higher prevailing valuations cause fewer securities to meet the Fund’s investment criteria. As a result, the Fund may at times hold more than 15% of its total assets in cash.
The Fund may invest up to 10% of its total assets measured at the time of purchase in equity-linked securities that provide economic exposure to a security of one or more non-US companies without direct investment in the underlying securities (called “participation certificates” in this prospectus, but may be called different names by issuers). Participation certificates typically are issued by a bank or broker-dealer. When a
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participation certificate is redeemed, the bank or broker-dealer is obligated to pay the Fund an amount based on the value of the underlying security or securities.
The Fund’s investments generally are traded in currencies other than US dollars, so the Fund buys and sells non-US currencies to facilitate transactions in portfolio securities. The Fund is also directly or indirectly exposed to foreign currency movements when it purchases certain US dollar denominated securities, such as depositary receipts and participation certificates. The Fund usually does not hedge against possible variations in exchange rates, but, in certain circumstances, the Fund may hedge its exposure to securities denominated in foreign currencies as well as other positions that expose the Fund to currency movements, including dollar-denominated securities. The Fund may buy or sell currencies for cash at current exchange rates, or use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.
The Fund invests primarily in equity securities but, from time to time, the team may conclude that a security other than an equity security presents a more attractive risk/reward profile. Accordingly, the Fund may invest up to an aggregate of 10% of its total assets at market value at the time of purchase in debt securities of US and non-US issuers, including loans, that meet the Fund’s investment criteria. The Fund may invest in debt securities of any maturity.
The Fund generally will sell when the security price approaches or exceeds the team’s estimate of intrinsic value. The Fund also may sell if changing circumstances make the team change its assessment of the company’s intrinsic value or more attractive alternatives are identified.
Artisan Mid Cap Fund
Artisan Mid Cap Fund seeks long-term capital growth.
The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of US mid-cap growth companies. The team seeks to invest in companies that it believes possess franchise characteristics, are benefiting from an accelerating profit cycle and are trading at a discount to its estimate of private market value. The Fund’s investment process focuses on two distinct elements—security selection and capital allocation. The team overlays its investment process with sustainability considerations and broad knowledge of the global economy.
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Security Selection—The team seeks to identify companies that have franchise characteristics (e.g., low cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name), are benefiting from an accelerating profit cycle and are trading at a discount to the team’s estimate of private market value. The team looks for companies that are well positioned for long-term growth, which is driven by demand for their products and services at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the emerging profit cycle.
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Capital Allocation—Based on the team’s fundamental analysis of a company’s profit cycle, it divides the portfolio into three parts. GardenSM investments are small positions in the early part of their profit cycle that may warrant more sizeable allocations as their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because the team believes they are moving through the strongest part of their profit cycles. HarvestSM investments are positions that are being reduced as they near the team’s estimates of full valuation or their profit cycles begin to decelerate.
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Sustainability Considerations—The team employs a framework in assessing material sustainability exposures factors that informs its security selection and capital allocation process.
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Broad Knowledge—The team overlays the security selection and capital allocation elements of its investment process with a desire to invest opportunistically across the entire global economy. The team seeks broad knowledge of the global economy in order to position it to find growth wherever it occurs.
The Fund invests primarily in US companies and, under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of medium-sized companies. The Fund will notify its shareholders at least 60 days prior to any change in this 80% policy. The Fund defines a medium-sized company as one with a market capitalization greater than the market capitalization of the smallest company in the Russell Midcap® Index and less than three times the weighted average market capitalization of companies in the index. As of 31 December 2025, the market capitalization of the smallest company in the Russell Midcap® Index was $134.5 million and the weighted average market capitalization of companies in that index was approximately $30.2 billion. Over time, the capitalizations of the companies in the Russell Midcap® Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to hold a stock even if the company’s market capitalization grows or falls outside the range given above. Under normal circumstances, the Fund generally maintains a weighted average market capitalization of not more than 1.5 times the weighted average market capitalization of the companies included in the Russell Midcap® Index or Russell Midcap® Growth Index, whichever is greater.
The Fund may invest up to 15% of its total assets at market value at the time of purchase in common stocks and other securities of non-US companies (including depositary receipts). The Fund’s investments in non-US securities may include investments in developed markets, as well as emerging and less developed markets.
As to 75% of its total assets, the Fund limits the size of its investments so that it invests no more than 5% of its total assets at market value at the time of purchase in securities of a single issuer. However, the Fund may purchase additional securities of an issuer that comprises more than 5% of the Fund’s total assets due to market movement in order to invest cash received from shareholder investments and maintain the
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weighting in the portfolio, provided that such securities do not, in the aggregate, exceed 25% of the Fund’s total assets. The Fund tries to maintain a cash position of no more than 5% of its total assets, although cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities, may cause the Fund’s cash position to be larger or smaller. As a result, the Fund may at times hold more than 5% of its total assets in cash.
The Fund may buy or sell non-US currencies to facilitate transactions in securities traded in such currencies. The Fund is also directly or indirectly exposed to foreign currency movements when it purchases certain US dollar denominated securities, such as depositary receipts. The Fund’s direct or indirect exposure to a particular currency may be hedged if the Fund has, or is initiating, positions (including through, among other positions, depositary receipts) in securities traded in that currency. The Fund may also hedge its exposure to securities that expose the Fund to currency movements, including dollar-denominated securities. The Fund may buy or sell currencies for cash at current exchange rates, or use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.
The Fund may sell a security when the team thinks the security is approaching full valuation, changing circumstances affect the original reasons for its purchase, the company exhibits deteriorating fundamentals, or more attractive opportunities are identified.
Artisan Select Equity Fund
Artisan Select Equity Fund seeks long-term capital growth.
The Fund’s investment team employs a fundamental investment process to construct a focused portfolio of securities of undervalued US companies across a broad capitalization range. The team seeks to invest in what the team considers to be high quality, undervalued companies with strong balance sheets and shareholder-oriented management teams.
The team’s investment process focuses on four key characteristics:
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Undervaluation—Determining the intrinsic value of a business is the heart of the team’s research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company’s future cash flows. The team seeks to invest at a significant discount to its estimate of the intrinsic value of a business.
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Business Quality—The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.
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Financial Strength—The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.
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Shareholder-Oriented Management—The team’s research process attempts to identify management teams with a history of building value for shareholders.
Companies that make it through this analytical process are ranked at the time the position is initiated according to the degree of the discount of the current market price of the stock to the team’s estimate of the company’s intrinsic value. The team manages the portfolio by generally taking larger positions in companies where the discount is greatest and smaller positions in companies with narrower discounts (subject to adjustments for investment-related concerns, including diversification, risk management and liquidity). As part of the investment process, the team considers financially material environmental, social and governance factors alongside other fundamental research.
Under normal market conditions, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities or instruments that have similar economic characteristics. The Fund will notify its shareholders at least 60 days prior to any change in this 80% policy. The Fund will invest primarily in US companies but may invest up to 20% of its total assets at market value at the time of purchase in non-US companies including in emerging and less developed markets. The Fund is non-diversified, which means that it may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. The Fund will typically hold 20-30 securities. As a result, a high percentage of the Fund’s total assets may be invested in a particular company, sector or industry. The Fund will generally not invest more than 10% of its total assets, at the time of purchase, in the securities of a single issuer. There are no restrictions on the market capitalizations of the companies in which the Fund may invest.
The Fund tries to maintain a cash position of no more than 10% of its total assets, although cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities, may cause the Fund’s cash position to be larger or smaller. Investment of available cash may be slowed during periods when stock prices are moving broadly upwards because higher prevailing valuations cause fewer securities to meet the Fund’s investment criteria. As a result, the Fund may at times hold more than 10% of its total assets in cash.
The Fund may invest up to 10% of its total assets, measured at the time of purchase, in equity-linked securities that provide economic exposure to a security of one or more non-US companies without direct investment in the underlying securities (called “participation certificates” in this prospectus, but may be called different names by issuers). Participation certificates typically are issued by a bank or broker-dealer. When a participation certificate is redeemed, the bank or broker-dealer is obligated to pay the Fund an amount based on the value of the underlying security or securities.
From time to time, the team may conclude that a security other than equity security presents a more attractive risk/reward profile. Accordingly, the Fund may invest to a limited extent (in any event, no more than 20% of its net assets plus any borrowings for investment purposes at market value at the time of purchase) in debt securities (including lower-rated securities, which include securities rated below
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investment grade (below BBB- by S&P or Fitch or below Baa3 by Moody’s), or comparably rated by another NRSRO, or unrated but determined by Artisan Partners to be of comparable quality, commonly known as “junk bonds”), and convertible debt securities of US or non-US issuers that meet the Fund’s investment criteria. The Fund may invest in debt securities of any maturity.
The Fund buys and sells non-US currencies to facilitate transactions in portfolio securities. The Fund is also directly or indirectly exposed to foreign currency movements when it purchases certain US dollar denominated securities, such as depositary receipts and participation certificates. The Fund usually does not hedge against possible variations in exchange rates, but, in certain circumstances, the Fund’s exposure to a particular currency that the team believes is overvalued may be hedged if the Fund has, or is initiating, positions in securities traded in that currency. The Fund may also hedge its exposure to securities that expose the Fund to currency movements, including dollar-denominated securities. The Fund may buy or sell currencies for cash at current exchange rates, or use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.
The Fund generally will sell when the security price approaches or exceeds the team’s estimate of intrinsic value. The Fund also may sell if changing circumstances make the team change its assessment of the company’s intrinsic value or more attractive alternatives are identified.
Artisan Small Cap Fund
Artisan Small Cap Fund seeks long-term capital growth.
The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of US small-cap growth companies. The team seeks to invest in companies that it believes possess franchise characteristics, are benefiting from an accelerating profit cycle and are trading at a discount to its estimate of private market value. The Fund’s investment process focuses on two distinct elements—security selection and capital allocation. The team overlays its investment process with sustainability considerations and broad knowledge of the global economy.
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Security Selection—The team seeks to identify companies that have franchise characteristics (e.g., low cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name), are benefiting from an accelerating profit cycle and are trading at a discount to the team’s estimate of private market value. The team looks for companies that are well positioned for long-term growth, which is driven by demand for their products and services at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the emerging profit cycle.
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Capital Allocation—Based on the team’s fundamental analysis of a company’s profit cycle, it divides the portfolio into three parts. GardenSM investments are small positions in the early part of their profit cycle that may warrant more sizeable allocations as their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because the team believes they are moving through the strongest part of their profit cycles. HarvestSM investments are positions that are being reduced as they near the team’s estimates of full valuation or their profit cycles begin to decelerate.
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Sustainability Considerations—The team employs a framework in assessing material sustainability exposures factors that informs its security selection and capital allocation process.
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Broad Knowledge—The team overlays the security selection and capital allocation elements of its investment process with a desire to invest opportunistically across the entire global economy. The team seeks broad knowledge of the global economy in order to position it to find growth wherever it occurs.
The Fund invests primarily in US companies and, under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of small companies. The Fund will notify its shareholders at least 60 days prior to any change in this 80% policy. The Fund defines small companies as those with market capitalizations less than $8 billion or the market capitalization of the largest company in the Russell 2000® Index on a rolling one-year basis, whichever is greater. Over time, the capitalizations of the companies in the Russell 2000® Index will change. As they do, the size of the companies in which the Fund invests may change. The Fund may change the definition of what constitutes a “small company” without advance notice to shareholders. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to hold a stock even if the company’s market capitalization grows beyond the Fund’s definition of a small company. The Fund will not initiate a position in a company unless it has a market capitalization that is within the range of the market capitalizations of companies in the Russell 2000® Index as of the most recent calendar year-end (between $5.6 million and $31.2 billion as of 31 December 2025).
The Fund may invest in the securities of non-US companies, but only if the securities are purchased or sold in the US. The Fund’s maximum investment in those securities, including, without limitation, depositary receipts, is 10% of the Fund’s total assets at market value at the time of purchase. The Fund may also, from time to time, invest in other private placements and restricted securities.
In general no more than 5% of the Fund’s total assets at market value at the time of purchase will be invested in securities of a single issuer. However, the Fund may purchase additional securities of an issuer that comprises more than 5% of the Fund’s total assets due to market movement in order to invest cash received from shareholder investments and maintain the weighting in the portfolio. The Fund tries to maintain a cash position of no more than 5% of its total assets, although cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities, may cause the Fund’s cash position to be larger or smaller. As a result, the Fund may at times hold more than 5% of its total assets in cash.
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The Fund may sell a security when the team thinks the security is approaching full valuation, changing circumstances affect the original reasons for its purchase, the company exhibits deteriorating fundamentals, or more attractive opportunities are identified.
Artisan Sustainable Emerging Markets Fund
Artisan Sustainable Emerging Markets Fund seeks long-term capital growth.
The Fund’s investment team employs a fundamental research process to construct a portfolio of emerging market companies. The team seeks to invest in companies that it believes are uniquely positioned to benefit from the growth potential in emerging markets and possess a sustainable global competitive advantage.
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Sustainable Earnings—The team believes that over the long-term a stock’s price is directly related to the company’s ability to deliver sustainable earnings. The team determines a company’s sustainable earnings based upon financial and strategic analyses. The team’s financial analysis of a company’s balance sheet, income statement and statement of cash flows focuses on identifying historical drivers of return on equity. The team’s strategic analysis examines a company’s competitive advantages and financial strength to assess sustainability.
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Sustainability Assessment—The team believes that a company’s long-term direction and degree of change across multiple environmental, social and governance (“ESG”) metrics are important indicators of a company’s sustainable growth potential. The team seeks to assess a company’s sustainable growth potential by monitoring for improvement or deterioration in ESG metrics. The team’s sustainability assessment has incident-based and empirical components to evaluate a company’s historical, current and future potential behavior. The team uses a proprietary scoring system for the incident-based and empirical components of the assessment, which informs the team’s view of a company’s target price.
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Risk Analysis—The team believes a disciplined risk framework allows greater focus on fundamental stock selection. The team incorporates its assessment of company-specific and macroeconomic risks into its valuation analysis to develop a risk-adjusted target price. The team’s risk-rating assessment includes a review of country-appropriate macroeconomic risk factors to which a company is exposed.
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Valuation—The team believes investment opportunities develop when businesses with sustainable earnings are undervalued relative to peers and historical industry, country and regional valuations. The team values a business and develops a price target for a company based on its assessment of the business’s sustainable earnings, sustainability assessment and risk analysis.
In the sustainability assessment, the team considers incident-based data from a third-party provider and the team’s internal research to score ESG factors that may materially impact a company’s sustainable growth potential, including but not limited to:
Governance
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Board management
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Business ethics and competitive behavior
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Reporting transparency and communication
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Shareholder ownership and rights
Environmental
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Climate change risk, mitigation and adaptation
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Water stress
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Land use impact and bio-diversity loss
Social
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Human rights and responsibility to the community
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Human capital, labor rights and equity
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Data privacy and security
For each company, as part of its sustainability assessment, the team generates an overall sustainability score from 1 (lowest) to 5 (highest) based on separate incident-based scores and empirical scores. The team derives the incident-based scores from data provided by a third-party provider, which considers the frequency and severity of ESG-related incidents to measure positive or negative change over time and rate a company’s ESG risk. The team generates the empirical sustainability scores based on the team’s research and engagement with companies on ESG factors. The team uses the sustainability assessment scores in evaluating a company’s target price, adjusting the price upward for high scores (4 or 5) or downward for low scores (1 or 2). The target price adjustment is not symmetric; premiums applied to companies with high sustainability scores are not as significant as discounts applied to companies with low sustainability scores.
The team’s sustainability assessment does not exclude companies from potential investment; rather it is used to measure the influence of a company’s ESG-related risks on its potential sustainable earnings and stock price.
The Fund invests primarily in companies domiciled, headquartered, or whose primary business activities or principal trading markets are in emerging and less developed markets. Those are markets in any country other than Canada, Luxembourg, the US and the countries comprising the MSCI EAFE Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).
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Under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities of issuers domiciled, headquartered, or whose primary business activities or principal trading markets are in emerging and less developed markets. The Fund will notify its shareholders at least 60 days prior to any change in this 80% policy. The Fund generally will not invest more than 15% of its total assets in the securities of a single issuer, measured at the time of purchase. The Fund invests in common stocks and other equity securities of companies across a broad market capitalization range. The companies in which the Fund invests generally have market capitalizations of at least $400 million at the time of initial purchase, although the Fund may invest in a company with a lower market capitalization from time to time. The Fund tries to maintain a cash position of no more than 5% of its total assets, although it is affected by cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities. As a result, the Fund may at times hold more than 5% of its total assets in cash. The Fund may invest up to 10% of its total assets measured at the time of purchase in equity-linked securities that provide economic exposure to a security of one or more non-US companies without direct investment in the underlying securities (called “participation certificates” in this prospectus, but may be called different names by issuers). Participation certificates typically are issued by a bank or broker-dealer. When a participation certificate is redeemed, the bank or broker-dealer is obligated to pay the Fund an amount based on the value of the underlying security or securities.
The Fund’s investments generally are traded in currencies other than US dollars, so the Fund buys and sells non-US currencies to facilitate transactions in portfolio securities. The Fund is also directly or indirectly exposed to foreign currency movements when it purchases certain US dollar denominated securities, such as depositary receipts and participation certificates. The Fund usually does not hedge against possible variations in exchange rates, but, in certain circumstances, the Fund may hedge its exposure to securities denominated in foreign currencies as well as other positions that expose the Fund to currency movements, including dollar-denominated securities. The Fund may buy and sell currencies for cash at current exchange rates, or use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.
The Fund may sell a security when the team thinks the security has achieved its valuation target, fundamentals or competitive advantages have deteriorated or more attractive alternatives are identified.
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Risks You Should Consider
Like all funds, the Funds take investment risks and it is possible for you to lose money by investing in a Fund. Investors in each Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. This section describes the principal risks associated with investing in each Fund, but is not a complete list of every risk involved in investing in each Fund and the Fund may be exposed to additional risks not listed below. The “Investment Techniques and Risks” section in the Statement of Additional Information (“SAI”) includes more information about each Fund, its investments and the related risks. An investment in a Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The principal risks that apply to the Funds include:
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Market Risks (all Funds)—Various market risks can affect the price or liquidity of securities in which a Fund may invest. The securities in which a Fund invests may underperform the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other factors that can affect an investment’s value include, without limitation, investor sentiment regarding certain types of securities or asset classes, market reactions to political or economic events, litigation relating to a particular issuer or industry, and tax and regulatory environments or developments (including lack of adequate regulations for a market or particular type of instrument).
Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions, intervention and/or policies, economic or market developments, or other external factors. During those periods, the Funds may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed income securities in low interest rate environments.
Governmental and quasi-governmental authorities and regulators may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Funds or Artisan Partners are regulated, limit or preclude a Fund’s ability to achieve its investment objective and/or affect the Fund’s performance. Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to direct capital infusions into companies, increased government spending, new monetary programs and dramatically lower interest rates. While such policies or actions generally are intended to strengthen markets, the financial system and public finances, there can be no guarantee that such policies or actions will be sufficient or will have their intended effect. In addition, discontinuation or reversal of such policies could increase volatility in or otherwise adversely affect securities markets, which could adversely affect a Fund’s investments.
Political, social or financial instability, civil unrest and acts of terrorism are among other potential risks that could adversely affect securities markets generally or the values of individual securities.
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Active Management Risks (all Funds)—The success of a Fund is dependent on a team’s investment decisions, which are based, in part, on the research process employed by a team. The portfolio securities selected by a team may decline in value or not increase in value when the market indices, including relevant benchmark indices, are rising, in which case a Fund could experience losses regardless of the performance of the market indices. If a team considers environmental, social and governance factors or sustainability considerations in its research process, a Fund may forgo certain investment opportunities and underperform funds that do not consider environmental, social and governance factors.
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Risks of Emphasizing a Region, Country, Sector or Industry (all Funds)—If a Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.
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Impact of Actions by Other Shareholders (all Funds)—Each Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors in the Fund may have an adverse effect on a Fund and on other investors. For example, significant levels of new investments may cause a Fund to have more cash than would otherwise be the case, which might have a positive or negative effect on Fund performance. Similarly, redemption activity might cause a Fund to sell portfolio securities or borrow money, which might generate a capital gain or loss or cause a Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity may also affect the per share amount of a Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on a Fund’s shareholders subject to income tax who receive Fund distributions. In addition, large or frequent redemptions and purchases of a Fund’s shares may adversely affect the Fund’s performance if the Fund is forced to sell portfolio securities or invest cash when Artisan Partners would not otherwise choose to do so. This risk will be heightened if one or a few shareholders own a substantial portion of a Fund, in which case a purchase or redemption may have a more pronounced effect on the Fund. Redemptions of a large number of shares increase the Fund’s transaction costs. In addition, the Fund may be forced to sell its more liquid positions, which may affect the liquidity of the Fund’s portfolio.
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Operational and Cybersecurity Risks (all Funds)—Artisan Partners Funds, its service providers, including its adviser Artisan Partners, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of Artisan Partners Funds and its service providers to adopt technologies, processes and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a “cyber-attack”), whether systems of Artisan Partners Funds, its service providers, counterparties or other market participants. Such cyber-attacks may involve, among other things, “ransomware” attacks, injection of computer viruses or malicious software code, or the use of vulnerabilities in code to gain unauthorized access to digital information systems, networks or devices that are used directly or indirectly by Artisan Partners Funds, its service providers, including its adviser Artisan Partners, and other market participants through “hacking” or other means. Power or communications outages, acts of God, epidemics and pandemics, information technology equipment malfunctions, operational errors and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of Artisan Partners Funds, its service providers or other market participants, impacting the ability to conduct a Fund’s operations.
Cyber-attacks, disruptions or failures that affect Artisan Partners Funds’ service providers or counterparties may adversely affect a Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, a Fund’s or Artisan Partners Funds’ service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s net asset value and impede trading). In addition, cyber-attacks, disruptions or failures may cause reputational damage and subject a Fund or Artisan Partners Funds’ service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs and/or additional compliance costs. While Artisan Partners Funds and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. Each Fund and Artisan Partners Funds’ service providers may also incur substantial costs for cybersecurity risk management, including insurance, in order to prevent or mitigate future cyber security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investments to lose value. In addition, cyber-attacks involving a Fund’s counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. Artisan Partners Funds cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which a Fund invests or securities markets and exchanges.
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Small and Medium-Sized Company Risks (all Funds, except Artisan Floating Rate Fund and Artisan High Income Fund)—Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.
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Foreign Investing Risks (all Funds)—Foreign securities may underperform US securities and may be more volatile than US securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.
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Emerging and Developing Markets Risks (all Funds, except Artisan Small Cap Fund)—Investment risks typically are greater in emerging, less developed and developing markets, including “frontier markets”, which are a subset of emerging markets and less developed markets that, generally, have smaller economies and less mature capital markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Emerging and developing market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging and developing markets also may face other significant internal or external risks, including a heightened risk of war, or ethnic, religious or racial conflicts. In addition, governments in many emerging and developing market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. For
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example, Russia’s military invasion of Ukraine, conflicts in the Middle East, US action in Venezuela and similar events and conflicts around the globe could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. In addition, the price and liquidity of futures in which a Fund invests may fluctuate widely as a result of the conflict and related events. These and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund, even if a Fund does not have direct exposure to issuers in the countries directly affected.
Investing in emerging and developing market countries involves substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; the inability of foreign investors to seek enforcement of certain contractual arrangements; less developed legal systems and thinner trading markets as compared to those in developed countries; and currency blockages or transfer restrictions. The securities markets of emerging and developing market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the US and other developed nations. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight. The limited size of many securities markets in emerging and developing market countries and limited trading volume in issuers compared to the volume in US securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities. Such risks may be greater in frontier markets. In addition, emerging and developing market countries’ exchanges and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging and developing market countries than in developed countries, all of which can increase fund operating expenses and/or negatively impact fund performance.
Emerging and developing market countries may have different clearance and settlement procedures than in the US, and in certain markets there may be times when settlements fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some emerging and developing market countries, which may result in additional costs and delays in trading and settlement. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary or counterparty failures could cause a Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.
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China-Related Risks (Artisan Developing World Fund, Artisan Emerging Markets Debt Opportunities Fund, Artisan Global Unconstrained Fund and Artisan Sustainable Emerging Markets Fund)—China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Export growth continues to be a major driver of China's rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China's key trading partners may have an adverse impact on the Chinese economy. Recent developments in relations between the US and China have heightened concerns of increased tariffs and restrictions on trade or other economic arrangements between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China's export industry and a commensurately negative impact on a Fund when it invests in securities and instruments that are economically tied to China.
To the extent a Fund invests in securities of Chinese issuers, it may also be subject to certain risks and considerations not typically associated with investing in securities of US issuers and potentially to a greater extent than investments in certain other non-US issuers, including, among others, risks associated with variable interest entities (“VIEs”). In China, foreign ownership of Chinese companies in certain sectors is prohibited. In order to facilitate foreign investment, many Chinese companies have established shell companies that enter into contractual arrangements with Chinese VIEs that allow foreign investors, such as the Funds, through the use of contractual arrangements, to both exert a degree of influence and to obtain substantially all of the economic benefits arising from a company without formal legal ownership. If the Chinese companies (or their officers, directors, or Chinese equity holders) breached their contracts or if Chinese officials and/or regulators withdraw their implicit acceptance of the VIE structure or if new laws, rules or regulations relating to VIE structures are adopted, US investors, including the Funds if they invest directly or indirectly in VIEs, could suffer substantial, detrimental, and possibly permanent losses with little or no recourse available.
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Geopolitical Risks (all Funds, except Artisan Floating Rate Fund, Artisan High Income Fund, Artisan Mid Cap Fund, Artisan Select Equity Fund and Artisan Small Cap Fund)—Geopolitical events adversely affect global economies and securities markets, subjecting a Fund's investments to related risks. War, terrorism, global health crises and pandemics, sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on the US and world economies and markets generally. For example, military action by Russia in Ukraine, conflicts in the Middle East, US action in Venezuela and similar events and conflicts around the globe could affect the value of a Fund's investments, including beyond a Fund's direct exposure to issuers in the relevant countries or nearby geographic regions. In addition, the US has in the past imposed economic sanctions on certain countries, which may consist of asset freezes, restrictions on dealings in debt and equity, and certain industry-specific restrictions. Sanctions impair the ability of a Fund to buy, sell, receive or deliver those securities and/or assets that are subject to the sanctions, and the extent and duration of sanctions, and resulting market disruptions, are impossible to predict and could be substantial.
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Currency Risks (all Funds, except Artisan Small Cap Fund)—Foreign securities usually are denominated and traded in foreign currencies, while a Fund values its assets in US dollars. The exchange rates between foreign currencies and the US dollar fluctuate continuously. As a result, the Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through US dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the US dollar. Currency exchange rates fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by US or foreign governments, central banks, or supranational agencies such as the International Monetary Fund and currency controls or other political and economic developments in the US or abroad.
The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may mitigate the risk of loss from changes in currency exchange rates, but also may reduce or limit the opportunity for gain and involves the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund (see “Counterparty Risk”).
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Inflation/Deflation Risks (all Funds)—The value of assets or income from a Fund’s investments may be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Fund’s portfolio could decline. Recently, inflation rates have risen to the highest levels seen in many decades. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.
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Participation Certificate Risks (all Funds, except Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Global Unconstrained Fund, Artisan High Income Fund, Artisan Mid Cap Fund and Artisan Small Cap Fund)—The price, performance, liquidity and value of a participation certificate are all linked directly to the underlying security, so that investing in a participation certificate subjects a Fund to the risks associated with an investment in the underlying equity security. Investing in a participation certificate also exposes a Fund to the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay a Fund the amount owed under the certificate (see “Counterparty Risk”). In addition, a Fund typically has no rights under a participation certificate against the issuer of the securities underlying the participation certificate and is therefore typically unable to exercise any rights with respect to the issuer (including, without limitation, voting rights and fraud or bankruptcy claims). There is also no assurance that there will be a secondary trading market for a participation certificate or that the trading price of a participation certificate will equal the value of the underlying security.
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Cash Position Risks (all Funds)—To the extent that a Fund invests in cash (which may include cash equivalents, such as money market instruments and repurchase agreements), the ability of the Fund to meet its objective may be limited.
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Confidential Information Access Risks (all Funds)—In managing the Funds, Artisan Partners may seek to avoid the receipt of material, non-public information (“Confidential Information”) about the investments being considered for acquisition by a Fund or held in a Fund’s portfolio if the receipt of the Confidential Information would restrict the Fund or other Artisan Partners clients from trading in securities they hold or in which they may invest. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s loans or other securities. In circumstances when Artisan Partners declines to receive Confidential Information from these issuers, a Fund may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price a Fund would pay or receive when it buys or sells those investments. Further, in situations when a Fund is asked, for example, to grant consents, waivers or amendments with respect to such investments, Artisan Partners’ ability to assess such consents, waivers and amendments may be compromised by its lack of access to Confidential Information. In certain situations, Artisan Partners may choose to receive Confidential Information but create information walls around persons having access to the Confidential Information (“walled-off personnel”) to limit the restrictions on others at Artisan Partners. Those measures could impair the ability of walled-off personnel from accessing information from others at Artisan Partners.
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Debt Securities Risks (Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Focus Fund, Artisan Global Unconstrained Fund, Artisan Global Value Fund, Artisan High Income Fund, Artisan International Explorer Fund, Artisan International Small-Mid Fund, Artisan International Value Fund and Artisan Select Equity Fund)—The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. In general, the value of a debt security will fall in response to increases in interest rates. A Fund may invest in debt securities without considering the maturity of the instrument. The value of a security with a longer duration will be more sensitive to changes in interest rates than a similar security with a shorter duration. As a result, changes in interest rates in the US and outside the US may affect a Fund’s debt investments unfavorably.
Debt securities in which the Fund invests may be rated below investment grade or unrated securities that are determined by Artisan Partners to be of comparable quality. Debt securities of below investment grade quality are high yield, high risk bonds, commonly known as “junk bonds.”  These bonds are predominantly speculative. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These bonds have a higher degree of default risk, may be less liquid and may be subject to greater price volatility than higher-rated bonds.
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Convertible Securities Risks (Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Focus Fund, Artisan Global Unconstrained Fund, Artisan Global Value Fund, Artisan High Income Fund, Artisan International Small-Mid Fund, Artisan
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International Value Fund and Artisan Select Equity Fund)—Investing in convertible securities subjects the Fund to the risks of debt, but also the risks associated with an investment in the underlying equity security. Convertible securities are frequently issued with a call feature that allows the issuer to choose when to redeem the security, which could result in the Fund being forced to redeem, convert, or sell the convertible security under circumstances unfavorable to the Fund.
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High Portfolio Turnover Risks (Artisan Emerging Markets Debt Opportunities Fund, Artisan Focus Fund and Artisan Global Equity Fund)—A Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with a less active trading strategy. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
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Growth Investing Risks (all Funds, except Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Global Unconstrained Fund, Artisan Global Value Fund, Artisan High Income Fund, Artisan International Explorer Fund and Artisan International Value Fund)—Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth that a Fund's investment team anticipated.
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Value Investing Risks (Artisan Focus Fund, Artisan Global Value Fund, Artisan International Explorer Fund, Artisan International Value Fund and Artisan Select Equity Fund)—Value stocks may fall out of favor with investors and underperform other asset types during given periods. The price of a company’s stock may never reach the level that a Fund's investment team considers its intrinsic value.
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Non-Diversification Risks (Artisan Emerging Markets Debt Opportunities Fund, Artisan Focus Fund, Artisan Global Unconstrained Fund, Artisan International Explorer Fund and Artisan Select Equity Fund)—As a non-diversified fund under the 1940 Act, each Fund may invest a larger portion of its assets in securities of a smaller number of issuers than a diversified fund, which means a single issuer’s performance may affect Fund performance more than if the Fund were invested in a larger number of issuers.Although each Fund is non-diversified under the 1940 Act, each Fund intends to qualify as a “regulated investment company” accorded special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), which imposes its own diversification requirements that are less restrictive than the requirement applicable to “diversified” investment companies under the 1940 Act. Compliance with the diversification requirements applicable to regulated investment companies under the Code could limit the investment flexibility of a Fund.
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Credit Risks (Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Focus Fund, Artisan Global Unconstrained Fund, Artisan Global Value Fund, Artisan High Income Fund, Artisan International Small-Mid Fund, Artisan International Value Fund and Artisan Select Equity Fund)—An issuer or counterparty may fail to pay its obligations to a Fund when they are due. Financial strength and solvency (or the perceived financial strength or solvency) of an issuer are the primary factors influencing credit risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower quality debt, including loans, tend to be particularly sensitive to these changes. The values of investments also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. In addition, lack or inadequacy of collateral or credit enhancements for a debt obligation may affect its credit risk. Credit risk of an investment may change over time, and securities or other instruments that are rated by ratings agencies may be subject to downgrade. Ratings are only opinions of the agencies issuing them as to the likelihood of payment. They are not guarantees as to quality and they do not reflect market risk. If an issuer or counterparty fails to pay interest, a Fund’s income might be reduced and the value of the investment might fall, and if an issuer or counterparty fails to pay principal, the value of the investment might fall and a Fund could lose the amount of its investment.
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Private Placement and Restricted Securities Risks (Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Global Unconstrained Fund, Artisan High Income Fund and Artisan Small Cap Fund)—A private placement involves the sale of securities that have not been registered under the Securities Act of 1933, or relevant provisions of applicable non-US law. In addition to the general risks to which all securities are subject, securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities, and a liquid secondary market may never develop. Therefore, a Fund may be unable to dispose of such securities when it desires to do so or at a favorable time or price. This potential lack of liquidity may make it more difficult for Artisan Partners to accurately value these securities. Issuers of private placements or other restricted securities may include special purpose vehicles (“SPVs”) that hold underlying assets to which a Fund wants to gain exposure. A Fund may have the right to receive payments only from the SPV, and may not have direct rights against the issuer of the underlying assets. Investors in such SPVs generally pay their share of the SPV’s administrative and other expenses, including management fees.
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High Yield Securities (“Junk Bond”) Risks (Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Focus Fund, Artisan Global Unconstrained Fund, Artisan Global Value Fund, Artisan High Income Fund, Artisan International Small-Mid Fund, Artisan International Value Fund and Artisan Select Equity Fund)—Fixed income instruments rated below investment grade, or unrated securities that are determined by Artisan Partners to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds.”  These bonds are predominantly speculative. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These bonds have a higher degree of default risk and may be less liquid than higher-
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rated bonds. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of junk bonds generally and less secondary market liquidity. This potential lack of liquidity may make it more difficult for Artisan Partners to accurately value these securities. In the event that a Fund disposes of a portfolio security after it is downgraded, the Fund may experience a greater loss than if such security had been sold prior to the downgrade.
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Interest Rate Risks (Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Focus Fund, Artisan Global Unconstrained Fund, Artisan Global Value Fund, Artisan High Income Fund, Artisan International Small-Mid Fund, Artisan International Value Fund and Artisan Select Equity Fund)— Interest rate risk is the risk that fixed income securities and other instruments in a Fund’s portfolio will fluctuate in value because of changes, or the anticipation of changes, in interest rates. In particular, during periods of rising interest rates, the values of such securities may decline and may result in losses to a Fund. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of a Fund’s investments to decline.
In general, the values of debt securities fall in response to increases in interest rates and rise in response to decreases in interest rates. Interest rate changes can be sudden and unpredictable, and a Fund may experience losses as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile in response to changing interest rates. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions for those investments. Floating and other adjustable rate loan and debt instruments also react to interest rate changes in a similar manner, although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). Because rates on certain floating rate loans and floating rate debt instruments reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund's NAV. Because the Fund invests primarily in floating rate loans and floating rate debt securities, a decrease in interest rates will typically reduce the amount of income the Fund receives from such loans. The risks associated with rising interest rates may be heightened if the Federal Reserve raises interest rates in the future. In that situation, funds that hold bonds may face an increased exposure to the risks associated with an increased rate environment.
As interest rates rise, repayments of principal on certain debt securities, including loans, may occur at a slower rate than expected and the expected length of repayment of those securities could increase as a result (i.e., extension risk). Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Prepayment risk results from borrowers paying debt securities prior to their maturity date. When a prepayment happens, all or a portion of the obligation will be prepaid. A borrower is more likely to prepay an obligation which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of a Fund’s higher yielding securities are likely to be prepaid and a Fund will probably be unable to reinvest those proceeds in an investment with as high a yield. A decline in income received by a Fund from its investments is likely to have a negative effect on the yield and total return of a Fund’s shares.
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Derivatives Risks (Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Focus Fund, Artisan Global Unconstrained Fund and Artisan High Income Fund)—A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates or indexes. These instruments include, among others,  participation certificates, credit default swaps, currency forward contracts, currency swap contracts and other swap agreements and similar instruments. A Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by Artisan Partners.
In addition to the risks of an adverse change in the value of the underlying reference asset, a Fund’s use of derivatives, including, but not limited to, over-the-counter (“OTC”) derivatives, involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage and may be highly volatile, and a Fund could lose more than the amount it invests, especially in unusual or extreme market conditions. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.
US and non-US legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), have resulted in, and may in the future result in, new regulation of derivative instruments and a Fund’s use of such instruments. New regulations could, among other things, restrict a Fund’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to the Fund) and/or increase the costs of such transactions, and a Fund may as a result be unable to execute its investment strategies in a manner Artisan Partners might otherwise choose. The Funds rely on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In addition, Rule 18f-4 could restrict the Funds' abilities to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Funds.
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Counterparty Risks (Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Focus Fund, Artisan Global Unconstrained Fund and Artisan High Income Fund)—A Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund. If a counterparty becomes bankrupt or insolvent or otherwise fails to perform its obligations to a Fund due to financial difficulties, the Fund may experience significant losses or delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) from the counterparty. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by US financial reform legislation.
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Valuation Risks (Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Global Unconstrained Fund and Artisan High Income Fund)—A Fund’s investments are valued in accordance with Artisan Partners’ valuation policies. The valuation of any investment involves inherent uncertainty and a Fund's specific valuation risks depends on the facts and circumstances of the investments a Fund makes from time to time, which may include, but are not limited to, the proportion of a Fund's investments that are fair valued and their contribution to the Fund's returns, reliance on third party service providers as part of Artisan Partners' fair valuation process and the risk that the methods for determining and calculating fair value are inappropriate or that such methods are not being applied consistently or correctly. In addition, certain investments in which a Fund may invest, including, for example, high yield bonds, loans, derivatives, complex securities and thinly-traded or illiquid investments, may be more difficult to value accurately, especially during periods of market disruption or extreme market volatility. Accordingly, the value of a security determined in accordance with Artisan Partners' valuation policies may differ materially from the value that could have been realized in an actual sale or transfer.
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Leverage Risks (Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Focus Fund, Artisan Global Unconstrained Fund and Artisan High Income Fund)—A Fund may use or create investment leverage in seeking to achieve its investment objective. Certain transactions can result in leverage and may expose the Fund to greater risk and increased costs. These transactions can include the use of certain derivatives (for example, swap transactions and options), entering into certain loan transactions that entail an obligation by the Fund to extend credit in the future (for example, revolving credit facilities) and the purchase of when-issued and delayed-delivery securities. In addition, a Fund may achieve investment leverage by borrowing money. Leverage generally has the effect of increasing the amounts of loss or gain the Fund might realize and creates the likelihood of greater volatility of the value of the Fund’s investments. In transactions involving leverage, a relatively small market movement or change in other underlying indicator can lead to significantly larger losses to the Fund. There is generally the risk of loss in excess of invested capital. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its contractual obligations or to ensure compliance with applicable legal and regulatory requirements. Borrowing for investment purposes will also result in leverage. The costs of borrowing, such as interest on borrowed funds, may increase the Fund's expenses.
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LIBOR Replacement Risks (Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Global Unconstrained Fund and Artisan High Income Fund)—The coupons on variable and floating rate investments in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate investment is generally based on an interest rate, such as the Secured Overnight Financing Rate ("SOFR"). Some floating or variable rate obligations or investments of a Fund may have previously referenced the London Interbank Offered Rate (“LIBOR”). As a result of benchmark reforms, publication of all LIBOR settings has ceased. Public and private sector actors have worked to establish alternative reference rates, like SOFR or Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets), to be used in place of LIBOR, but it remains uncertain which alternative benchmarks will ultimately emerge as the most prevalent successors and the transition process may lead to an increase in market, operational and valuation uncertainties and volatility.
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Loan Risks (Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Global Unconstrained Fund, Artisan High Income Fund, Artisan International Explorer Fund and Artisan International Value Fund)—A Fund may make loans directly to borrowers or may acquire an interest in a loan by means of either an assignment or a participation. Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk, interest rate risk, prepayment risk and extension risk. In addition, in many cases loans are subject to the risks associated with below investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service). Opportunities to invest in loans or certain types of loans may be limited.
A Fund may invest in loans made in connection with highly leveraged transactions. These transactions may include operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing. Those loans are subject to greater credit and liquidity risks than other types of loans. A Fund may invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty.
Loans in which a Fund may invest typically pay interest at floating rates. It is possible that the borrower may have the ability to change or to adjust the interest rate on a loan under circumstances or in ways that are unfavorable to a Fund, or that the timing or calculation of scheduled changes in the interest rate on a loan held by a Fund may delay, or prevent, the Fund from realizing the effects of favorable changes in interest rates.
Although the loans in which a Fund invests may be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations in realizing the benefits of
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the collateral securing a loan or could recover nothing of what it is owed on the secured loan. If the terms of a secured loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, a Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loan. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized (i.e., non-secured) loans are subject to greater risk of loss (i.e., nonpayment) in the event of default than secured loans since they do not afford a Fund recourse to collateral. The claims of holders of unsecured loans may be subordinated, and thus lower in priority, to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt.
A Fund may invest in bridge loans, which may be designed to provide temporary or “bridge” financing to a borrower pending the purchase of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. If a Fund enters into a commitment with a borrower regarding a delayed draw term loan or bridge loan, a Fund may be obligated on one or more dates in the future to lend funds to the borrower (up to an aggregate stated amount) if called upon to do so by the borrower, which may have the effect of requiring a Fund to increase its exposure to a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid or which a Fund needs to sell other assets to raise cash to satisfy its obligor). As long as a Fund has a reasonable belief, at the time it enters into an unfunded commitment agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, such commitments will not be subject to certain limitations on leverage under the 1940 Act, although such commitments may nonetheless result in a form of leverage.
Investments in loans may be difficult to value and may be illiquid for reasons including legal or contractual restrictions on resale. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause a Fund to be unable to realize the full value of its investment in the loan, resulting in a material decline in a Fund’s net asset value.
Transactions in many loans settle on a delayed basis, and a Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or meet redemption obligations until a substantial period after the sale of the loans.
In a loan participation, a Fund purchases a participating interest in a portion of the rights of a lending institution in a loan. In such case, a Fund will generally be entitled to receive from the lending institution amounts equal to the payments of principal, interest and premium, if any, on the loan received by the institution, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution.
If a Fund holds a loan through another financial intermediary, as is the case with a participation, or relies on another financial intermediary to administer the loan, as is the case with most multi-lender facilities, the Fund’s receipt of principal and interest on the loan and the value of the Fund’s loan investment will depend at least in part on the credit standing of the financial intermediary and therefore will be subject to the credit risk of the intermediary. A Fund will be required to rely upon the financial intermediary from which it purchases a participation interest to collect and pass on to the Fund such payments and to enforce the Fund’s rights and may not be able to cause the financial intermediary to take what it considers to be appropriate action. As a result, an insolvency, bankruptcy or reorganization of the financial intermediary may delay or prevent a Fund from receiving principal, interest and other amounts with respect to the Fund’s interest in the loan. In addition, if a Fund relies on a financial intermediary to administer a loan, the Fund is subject to the risk that the financial intermediary may be unwilling or unable to demand and receive payments from the borrower in respect of the loan, or otherwise unwilling or unable to perform its administrative obligations. A Fund may be subject to heightened or additional risks by investing in mezzanine and other subordinated loans due to increased credit risk. A Fund may be subject to potential liabilities or costs, including liabilities and costs arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental, the Foreign Corrupt Practices Act, the Office of Foreign Assets Control and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.
Investments in loans through a direct loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-owner. It is unclear whether certain loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.
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Liquidity Risks (Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Global Unconstrained Fund, Artisan High Income Fund and Artisan International Explorer Fund)—A Fund may invest in securities that trade in lower volumes and may be less liquid than other investments. Additionally, the market for certain investments may become illiquid under actual or perceived adverse market or economic conditions (e.g., if interest rates rise or fall significantly, if there is significant inflation or deflation, or increased selling of debt securities generally across other funds, pools and accounts) independent of any specific adverse changes in the conditions of a particular issuer. In such cases, shares of a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or a Fund may be unable to achieve its desired level of exposure to a certain issuer or sector. When there is no willing buyer and investments cannot be readily sold or closed out, a Fund may have to sell at a lower price than the price at which a Fund is carrying the investments or may not be able to sell the investments at all, each of which would have a negative effect on a Fund’s performance. It is possible that a Fund may be unable to sell a portfolio investment at a desirable time or at the value a Fund has placed on the investment or that a Fund may be forced to sell large amounts of securities more quickly than it normally
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would in the ordinary course of business. In such a case, the sale proceeds received by a Fund may be substantially less than if a Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by a Fund to value the securities for purposes of determining a Fund’s net asset value. In addition, if a Fund sells investments with extended settlement times, the settlement proceeds from the sales may not be available to meet a Fund’s redemption obligations, or for reinvestment in other securities, for a substantial period of time. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for a Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.
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Stressed and Distressed Instruments Risks (Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Global Unconstrained Fund and Artisan High Income Fund)—Investments in the securities of financially stressed or distressed issuers involve substantial risks, including the risk that all or a portion of principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. As with any issuer, the team’s judgments about the credit quality of a financially stressed or distressed issuer and the relative value of its securities may prove to be wrong.
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Futures Contracts Risks (Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Global Unconstrained Fund and Artisan High Income Fund)—A Fund may buy and sell futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or money at a specified time and price.
A Fund may use futures contracts for hedging, risk management or portfolio management purposes, including to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument.
The market value of a futures contract is equal to the gains or losses on the contract, which are marked to market at least daily. Variation margin payments equal to the amount of mark-to-market gains or losses on futures contracts are made to, or from, the account of the holder each day generally through the clearinghouse. Because of the daily marking to market and payment of variation margin of futures contracts, a position begins each day with "zero" market value.
There are risks associated with futures contracts, including that the success of such an investment strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures; there may not be a liquid secondary market for a futures contract; trading restrictions or limitations may be imposed by an exchange; and Rule 18f-4 under the 1940 Act and other government regulations may limit trading in futures contracts.
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Risks of When-Issued and Delayed-Delivery Securities (Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Global Unconstrained Fund and Artisan High Income Fund)—The Funds may purchase securities on a when-issued or delayed-delivery basis. When-issued and delayed-delivery purchases involve a risk of loss if the value of the securities declines prior to the settlement date. The risk is in addition to the risk that a Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made.
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Investment in Exchange-Traded Funds (“ETF”) Risks (Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Focus Fund and Artisan Global Unconstrained Fund)—ETFs generally expose their shareholders to the risks associated with the assets in which the ETF invests. Additionally, as exchange-traded investment vehicles, ETFs may involve market risk, management risk and (for index funds) tracking risk. If a Fund acquires shares of an ETF, shareholders bear both their proportionate share of expenses in a Fund (including management and advisory fees) and, indirectly, the expenses of the ETF.
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Government Securities Risks (Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund and Artisan Global Unconstrained Fund)—A Fund invests in securities issued or guaranteed by the US Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by US Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the US Government and no assurance can be given that the US Government would provide financial support.
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Sustainable Investing Risks (Artisan Sustainable Emerging Markets Fund)—When the team considers certain ESG metrics as part of its sustainability assessment and when making investment decisions, there is a risk that the Fund may forgo otherwise attractive investment opportunities and, therefore, may underperform funds that do not consider such ESG metrics or perform such sustainability assessments. For example, the team may decide not to purchase, or underweight its investment in, certain securities when they otherwise would have decided to purchase or make a more significant investment in such securities on account of other investment considerations. It is also possible that the team may decide to purchase, or overweight its investment in, certain securities based on its sustainability assessment when it might be otherwise disadvantageous to do so based on other investment considerations. Data or information from third-party research providers utilized by the team in connection with its sustainability assessments may differ from data or information provided by
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other third-party research providers and may be unreliable and/or inaccurate. In addition, there is a risk that the companies that the team identifies as having sustainable growth potential do not operate or perform as expected. There is no guarantee that such companies will achieve their sustainable growth potential.
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Options Risks (Artisan Focus Fund)—An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (in the case of a “call option”) or sell (in the case of a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). Investments in options may also have the effect of creating leverage, in that they may expose the Fund to greater gains and losses than the amount of associated capital invested. Options held by the Fund may be more volatile than other types of assets. If a put or call option purchased by the Fund were to expire without being sold or exercised, its premium paid would represent a loss to the Fund. To the extent that the Fund writes or sells an option, it will be exposed to the risk that it may be required to buy or sell the underlying security at a disadvantageous price on or before the option’s expiration date. The Fund may face substantial losses in connection with any options that it writes. Options are types of derivatives. See "Derivatives Risk."
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REIT Risks (Artisan Focus Fund)—Investing in REITs may subject the Fund to certain risks associated with a REIT’s direct investment in real property and real-estate related loans. A REIT that invests in real estate-related loans may be affected by the quality of the credit extended and interest rate risk, is dependent on specialized management skills, is subject to risks inherent in financing a limited number of properties, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for favorable tax treatment under the Code or failure to maintain exemption from registration under the 1940 Act.
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Repurchase Agreement Risks (Artisan Global Unconstrained Fund)—The Fund may enter into repurchase agreements, which are transactions in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution that is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund’s ability to sell the collateral and the Fund could suffer a loss. In addition, to the extent that the Fund enters into repurchase agreements, the ability of the Fund to meet its objective may be limited.
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Short Position Risks (Artisan Emerging Markets Debt Opportunities Fund, Artisan Focus Fund and Artisan Global Unconstrained Fund)—A Fund may borrow an instrument from a broker or other institution and sell it to establish a short position in the instrument. A Fund may also enter into a derivative transaction in order to establish a short position with respect to a reference instrument. A Fund may make a profit or incur a loss depending upon whether the value of the position decreases or increases, respectively, between the date the Fund established the short position and the date on which the Fund must replace the borrowed instrument or otherwise close out the transaction. An increase in the value of an instrument with respect to which a Fund has established a short position will result in a loss to the Fund, and there can be no assurance that a Fund will be able to close out the position at any particular time or at an acceptable price. The potential loss to a Fund from a short position is unlimited.
Short exposure with respect to securities or market segments may also be achieved through the use of derivative instruments, such as forwards, futures or swaps on indices or on individual securities. To the extent a Fund engages in a short sale or short position on a security or other instrument, it may borrow the security or other instrument sold short and deliver it to the counterparty. There is the risk that the counterparty to a short position may fail to honor its contractual terms, causing a loss to a Fund. In addition, the Funds will ordinarily have to pay a fee or premium to borrow the security and will be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. Short sales and short positions expose the Funds to the risk that it will be required to cover its short position at a time when the securities underlying the short position or exposure have appreciated in value, thus resulting in a loss to a Fund.
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Credit Default Swaps Risks (Artisan Emerging Markets Debt Opportunities Fund and Artisan Global Unconstrained Fund)—A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer. Credit default swaps may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” may be obligated to pay the protection “seller” an upfront payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. When a Fund acts as a buyer of a credit default swap, it may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. When a Fund acts as a seller of a credit default swap, it must pay a buyer the full notional value of the reference obligation, and the Fund may not be profitable if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous time. Although a Fund may seek to realize gains by selling credit default swaps that increase in value, to realize gains on selling credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. In addition to the risk of losses described above, if no such secondary market exists or a Fund is otherwise unable to close out these transactions at advantageous times, selling credit default swaps may not be profitable for a Fund.
In addition, the market for credit default swaps has become more volatile as the creditworthiness of certain counterparties has been questioned and/or downgraded. A Fund will also be subject to credit risk with respect to the counterparties to the credit default swap
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contract (whether a clearing corporation or another third party). If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral. A Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses. Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
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Foreign Sovereign Debt Risks (Artisan Emerging Markets Debt Opportunities Fund and Artisan Global Unconstrained Fund)—Each Fund may invest in sovereign debt securities, which are issued or guaranteed by foreign governmental entities. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
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Mortgage-Related and Other Asset-Backed Instruments Risks (Artisan Emerging Markets Debt Opportunities Fund and Artisan Global Unconstrained Fund)—Mortgage-related and other asset-backed instruments directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans (“CMBS”) reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. The Funds may invest in any level of the capital structure of an issuer of mortgage backed or asset-backed securities, including the equity or “first loss” tranche.
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Organization, Management and Management Fees
Organization. Each Fund is a series of Artisan Partners Funds, Inc. (“Artisan Partners Funds”). Each Fund consists of three classes of shares: Investor Shares, Advisor Shares and Institutional Shares. Artisan International Explorer Fund's Investor Shares are not being offered at this time.
Management. Each Fund is managed by Artisan Partners, which selects the Fund’s investments and handles its business affairs under the direction of Artisan Partners Funds’ board of directors. Artisan Partners is a limited partnership organized under the laws of Delaware. Artisan Partners provides investment management services to, among others, pension and profit sharing plans, trusts, endowments, foundations, charitable organizations, governmental entities and investment companies and similar pooled investment vehicles, and also provides administrative services to each series of Artisan Partners Funds. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP (“Artisan Partners Holdings”). Artisan Partners Holdings is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc., a publicly traded Delaware corporation. Artisan Partners was founded in March 2009 and succeeded to the investment management business of Artisan Partners Holdings during 2009. Artisan Partners Holdings was founded in December 1994 and began providing investment management services in March 1995. Artisan Partners’ principal address is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.
Portfolio Managers
The portfolio managers of each Fund are identified below. Each portfolio manager is responsible for management of the designated Fund as well as other Artisan Partners client portfolios. Each Fund is managed by a portfolio manager or team of portfolio managers. Each portfolio manager or team of portfolio managers, as applicable, develops investment strategies for the Fund in order to achieve the Fund’s investment objective and is supported by the managing director, as applicable, and a staff of research analysts and traders. The portfolio managers of each Fund are primarily responsible, jointly when the Fund is managed by a team of portfolio managers, for overall management of the Fund, including making buy and sell decisions for the Fund (except as otherwise noted in the table below).
The Statement of Additional Information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares.
Fund	Manager or Co-Managers	Role
Artisan Developing World Fund	Lewis S. Kaufman, CFA	Portfolio Manager
Artisan Emerging Markets Debt Opportunities Fund	Michael A. Cirami, CFA	Portfolio Manager
	Sarah C. Orvin, CFA	Portfolio Manager
Artisan Floating Rate Fund	Bryan C. Krug, CFA	Lead Portfolio Manager
	Seth B. Yeager, CFA	Portfolio Manager
Artisan Focus Fund	Christopher P. Smith	Portfolio Manager
Artisan Global Discovery Fund	Jason L. White, CFA	Lead Portfolio Manager
	James D. Hamel, CFA	Portfolio Manager
	Matthew H. Kamm, CFA[1]	Portfolio Manager
	Jay C. Warner, CFA	Portfolio Manager
	Angela S. Wu	Portfolio Manager
Artisan Global Equity Fund	Mark L. Yockey, CFA	Portfolio Manager
	Charles-Henri Hamker	Portfolio Manager
Artisan Global Opportunities Fund	James D. Hamel, CFA	Co-Lead Portfolio Manager
	Angela S. Wu	Co-Lead Portfolio Manager
	Matthew H. Kamm, CFA[1]	Portfolio Manager
	Jason L. White, CFA	Portfolio Manager
	Jay C. Warner, CFA	Portfolio Manager
Artisan Global Unconstrained Fund	Michael A. Cirami, CFA	Portfolio Manager
	Sarah C. Orvin, CFA	Portfolio Manager
Artisan Global Value Fund	Daniel J. O’Keefe	Lead Portfolio Manager
	Michael J. McKinnon, CFA	Co-Portfolio Manager
Artisan High Income Fund	Bryan C. Krug, CFA	Portfolio Manager
Artisan International Fund	Mark L. Yockey, CFA	Portfolio Manager
	Charles-Henri Hamker	Associate Portfolio Manager
Artisan International Explorer Fund	Beini Zhou, CFA	Co-Portfolio Manager
	Anand Vasagiri	Co-Portfolio Manager
	N. David Samra	Managing Director
Artisan International Small-Mid Fund	Rezo Kanovich	Portfolio Manager
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Fund	Manager or Co-Managers	Role
Artisan International Value Fund	N. David Samra	Portfolio Manager
	Ian P. McGonigle, CFA	Portfolio Manager
	Benjamin L. Herrick, CFA[2]	Associate Portfolio Manager
Artisan Mid Cap Fund	Matthew H. Kamm, CFA[1]	Co-Lead Portfolio Manager
	Jason L. White, CFA	Co-Lead Portfolio Manager
	James D. Hamel, CFA	Portfolio Manager
	Jay C. Warner, CFA	Portfolio Manager
	Angela S. Wu	Portfolio Manager
Artisan Select Equity Fund	Daniel J. O’Keefe	Lead Portfolio Manager
	Michael J. McKinnon, CFA	Co-Portfolio Manager
Artisan Small Cap Fund	Jay C. Warner, CFA	Lead Portfolio Manager
	James D. Hamel, CFA	Portfolio Manager
	Matthew H. Kamm, CFA[1]	Portfolio Manager
	Jason L. White, CFA	Portfolio Manager
	Angela S. Wu	Portfolio Manager
Artisan Sustainable Emerging Markets Fund	Maria Negrete-Gruson, CFA	Portfolio Manager
1 Mr. Kamm will step down as Portfolio Manager of the Funds effective 31 December 2026. Mr. Kamm will remain an active member of the Artisan Partners Growth Team in an advisory capacity as a Managing Director.
2 Mr. Herrick does not have direct management responsibilities or final decision-making authority with respect to the applicable Fund’s investments.
Michael A. Cirami, CFA—Mr. Cirami is a Managing Director of Artisan Partners. He joined Artisan Partners in September 2021 and has been Portfolio Manager of Artisan Global Unconstrained Fund and Artisan Emerging Markets Debt Opportunities Fund since their inception in March 2022 and April 2022, respectively. Prior to joining Artisan Partners, Mr. Cirami was a portfolio manager for Eaton Vance Management from August 2010 until September 2021. Mr. Cirami holds a B.S. degree in Economics from University of Mary Washington and M.B.A. from University of Rochester, William E. Simon Graduate School of Business Administration.
James D. Hamel, CFA—Mr. Hamel is a Managing Director of Artisan Partners. He joined Artisan Partners in May 1997 as an analyst working on Artisan Mid Cap Fund. Prior to becoming Portfolio Manager of Artisan Mid Cap Fund in July 2006, Mr. Hamel had been Associate Portfolio Manager of Artisan Mid Cap Fund since October 2001. Prior to becoming Co-Lead Portfolio Manager of Artisan Global Opportunities Fund in February 2026, Mr. Hamel had been Lead Portfolio Manager of the Fund since September 2013 and he served as Portfolio Manager of the Fund since its inception in September 2008. He also has been Portfolio Manager of Artisan Small Cap Fund since October 2009. He has been Portfolio Manager of Artisan Global Discovery Fund since its inception in August 2017. Mr. Hamel holds a B.S. in Finance from the University of Minnesota – Minneapolis.
Charles-Henri Hamker—Mr. Hamker is a Managing Director of Artisan Partners. He joined Artisan Partners in August 2000 as an analyst working with Mr. Yockey on Artisan International Fund. He has been Associate Portfolio Manager of Artisan International Fund since February 2012 and Portfolio Manager of Artisan Global Equity Fund since January 2013. Mr. Hamker holds a B.A. with a specialization in Finance and Economics from The European Business School in Paris.
Benjamin L. Herrick, CFA—Mr. Herrick joined Artisan Partners in December 2015 as an analyst working with Mr. Samra on the International Value team and became an Associate Portfolio Manager in July 2022. Mr. Herrick holds a bachelor’s degree in economics from Claremont McKenna College and a master’s degree in business administration from the UCLA Anderson School of Management.
Matthew H. Kamm, CFA—Mr. Kamm is a Managing Director of Artisan Partners. He joined Artisan Partners in May 2003 as an analyst working on Artisan Mid Cap Fund. Prior to becoming Co-Lead Portfolio Manager of Artisan Mid Cap Fund in January 2025, Mr. Kamm had been Lead Portfolio Manager of the Fund since September 2013, Portfolio Manager of the Fund since September 2012 and Associate Portfolio Manager of the Fund since January 2010. In addition, prior to becoming Portfolio Manager of Artisan Global Opportunities Fund and Artisan Small Cap Fund in September 2013, Mr. Kamm had been Associate Portfolio Manager of Artisan Global Opportunities Fund and Artisan Small Cap Fund since January 2010. He has been Portfolio Manager of Artisan Global Discovery Fund since its inception in August 2017. Mr. Kamm will step down as Portfolio Manager of the Funds effective 31 December 2026. Mr. Kamm will remain an active member of the Artisan Partners Growth Team in an advisory capacity as a Managing Director. Mr. Kamm holds a B.A. in Public Policy from Duke University and an M.B.A. in Finance and Operations Management from New York University.
Rezo Kanovich—Mr. Kanovich is a Managing Director of Artisan Partners. He joined Artisan Partners in October 2018 and has managed Artisan International Small-Mid Fund since that time. Prior to joining Artisan Partners in October 2018, Mr. Kanovich was a portfolio manager for OppenheimerFunds, where he managed the International Small-Mid Cap strategy from January 2012 to September 2018. Before that, Mr. Kanovich worked as an analyst with Boston Biomedical Consultants, as an investment banker with the Lehman Brothers mergers & acquisitions team and as a consultant at PricewaterhouseCoopers. Mr. Kanovich holds a bachelor’s degree and a master’s degree in international economics and finance from Brandeis University and a master’s degree in business administration, dual concentration in finance and health care systems, from the Wharton School, University of Pennsylvania.
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Lewis S. Kaufman, CFA— Mr. Kaufman is a Managing Director of Artisan Partners and portfolio manager of Artisan Developing World Fund since its inception in June 2015. Prior to joining Artisan Partners, Mr. Kaufman was a managing director and portfolio manager for Thornburg Investment Management, where he managed the developing world strategy from its inception in 2009 through January 2015. Mr. Kaufman also co-managed the international ADR strategy from 2007 to 2013, after joining Thornburg in 2005 as an associate portfolio manager. Mr. Kaufman graduated cum laude with a bachelor’s degree in English from Colgate University and holds a master’s degree in Business Administration from Duke University’s Fuqua School of Business.
Bryan C. Krug, CFA—Mr. Krug is a Managing Director of Artisan Partners. He joined Artisan Partners in December 2013 and has managed Artisan High Income Fund since its inception in March 2014 and Artisan Floating Rate Fund since its inception in December 2021. Prior to joining Artisan Partners in 2013, Mr. Krug was the portfolio manager of Ivy High Income Fund at Waddell & Reed Investment Management Company from February 2006 to November 2013. He holds a B.S. degree in Finance from Miami University, Richard T. Farmer School of Business.
Ian P. McGonigle, CFA—Mr. McGonigle is a Managing Director of Artisan Partners. He joined Artisan Partners in June 2009 as an analyst for the International Value team. Prior to becoming Portfolio Manager of Artisan International Value Fund in February 2026, Mr. McGonigle was a Co-Portfolio Manager of Artisan International Value Fund from October 2018 until January 2026 and an Associate Portfolio Manager of Artisan Global Value Fund and Artisan International Value Fund from November 2015 until September 2018. Mr. McGonigle holds a bachelor’s degree in Business from Franklin & Marshall College.
Michael J. McKinnon, CFA—Mr. McKinnon is a Managing Director of Artisan Partners. He joined Artisan Partners in February 2010 as an analyst working with Messrs. O’Keefe and Samra. He has been Portfolio Manager of Artisan Global Value Fund since October 2018 and Artisan Select Equity Fund since its inception in February 2020. Mr. McKinnon was an Associate Portfolio Manager of Artisan Global Value Fund and Artisan International Value Fund from January 2017 until September 2018. Mr. McKinnon holds a bachelor’s degree in economics and Asian studies from Tufts University, a master’s degree in public administration from Harvard Kennedy School and a master’s degree in business administration from Columbia Business School.
Maria Negrete-Gruson, CFA—Ms. Negrete-Gruson is a Managing Director of Artisan Partners. She joined Artisan Partners in April 2006 and has managed Artisan Sustainable Emerging Markets Fund since its inception in June 2006. Prior to joining Artisan Partners in 2006, Ms. Negrete-Gruson was the portfolio manager for DuPont Capital Management’s emerging markets equity portfolios for more than five years. She holds a B.A. degree from Universidad Externado de Colombia and an M.B.A. degree from Columbia Business School.
Daniel J. O’Keefe—Mr. O’Keefe is a Managing Director of Artisan Partners. He joined Artisan Partners in May 2002 as an analyst working with Mr. Samra on Artisan International Value Fund. He has been the Lead Portfolio Manager of Artisan Global Value Fund since its inception in December 2007 and Artisan Select Equity Fund since its inception in February 2020. He was Portfolio Manager of Artisan International Value Fund from October 2006 until September 2018. Mr. O’Keefe holds a B.A. from Northwestern University.
Sarah C. Orvin, CFA—Ms. Orvin is a Managing Director of Artisan Partners. She joined Artisan Partners in September 2021 and has been a Portfolio Manager of Artisan Global Unconstrained Fund and Artisan Emerging Markets Debt Opportunities Fund since their inception in March 2022 and April 2022, respectively. Prior to joining Artisan Partners, Ms. Orvin was a portfolio manager at Eaton Vance Management from December 2016 until September 2021. Ms. Orvin holds a B.A. degree in Political Science and History from Boston College.
N. David Samra—Mr. Samra is a Managing Director of Artisan Partners. He joined Artisan Partners in May 2002 and has been the Portfolio Manager of Artisan International Value Fund since its inception in 2002 and was Portfolio Manager of Artisan Global Value Fund from its inception in 2007 until September 2018. Mr. Samra is also Managing Director of the International Explorer investment strategy. Mr. Samra holds a B.S. degree from Bentley College and an M.B.A. from Columbia Business School.
Christopher P. Smith— Mr. Smith is a Managing Director of Artisan Partners. He joined Artisan Partners in October 2016 as the founding portfolio manager of the Antero Peak Group and has been portfolio manager of Artisan Focus Fund since its inception in April 2017. Mr. Smith holds a bachelor’s degree in finance from the Wharton School at the University of Pennsylvania (summa cum laude).
Anand Vasagiri—Mr. Vasagiri is a Co-Portfolio Manager of Artisan International Explorer Fund since its inception in May 2022. Prior to returning to Artisan Partners in September 2020, Mr. Vasagiri was co-head and portfolio manager for the Paradice Global Small Cap Strategy from 2010 to 2019. Before that, Mr. Vasagiri was an analyst for the Artisan International Value Fund and Artisan Global Value Fund from 2007 to 2010. Mr. Vasagiri holds a Bachelor of Engineering in Mechanical Engineering from M.N. National Institute of Technology, India, an MIM from the Thunderbird School of Global Management (ASU) and an MBA from The University of Chicago Booth School of Business.
Jay C. Warner, CFA—Mr. Warner is a Managing Director of Artisan Partners. He joined Artisan Partners in May 2003 as an analyst working on the Growth team and became an Associate Portfolio Manager in February 2019. He became Lead Portfolio Manager of Artisan Small Cap Fund in January 2025 after being Co-Lead Portfolio Manager of the Fund since July 2023, and prior thereto, he was Portfolio Manager of the Fund since January 2022. He has also been Portfolio Manager of Artisan Global Discovery Fund, Artisan Global Opportunities Fund and Artisan Mid Cap Fund since January 2022. Mr. Warner holds a bachelor’s degree in accounting and a master’s degree in finance, investment and banking from the University of Wisconsin-Madison. Mr. Warner was a Certified Public Accountant.
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Jason L. White, CFA—Mr. White is a Managing Director of Artisan Partners. He joined Artisan Partners in June 2000 as an analyst working on Artisan Mid Cap Fund. Prior to becoming Co-Lead Portfolio Manager of Artisan Mid Cap Fund in January 2025, Mr. White had been Portfolio Manager of the Fund since January 2025 and Associate Portfolio Manager of the Fund since January 2011. In addition, prior to becoming Portfolio Manager of Artisan Global Opportunities Fund and Artisan Small Cap Fund in January 2016, he had been Associate Portfolio Manager of Artisan Global Opportunities Fund and Artisan Small Cap Fund since January 2011. He has been Lead Portfolio Manager of Artisan Global Discovery Fund since its inception in August 2017. Mr. White holds a B.S. in History from the United States Naval Academy.
Angela S. Wu—Ms. Wu is a Managing Director of Artisan Partners. She joined Artisan Partners in October 2022 as an analyst working with the Growth team and became Associate Portfolio Manager in February 2025. She became Co-Lead Portfolio Manager of Artisan Global Opportunities Fund in February 2026. She has also been Portfolio Manager of Artisan Mid Cap Fund, Artisan Global Discovery Fund and Artisan Small Cap Fund since February 2026. Prior to joining Artisan Partners, she was head of corporate strategy with Snap Inc. (Snapchat) from May 2017 until October 2022. Ms. Wu holds a bachelor’s degree in economics and history from Yale University.
Seth B. Yeager, CFA—Mr. Yeager joined Artisan Partners in May 2018 as a credit analyst working with Mr. Krug and has managed Artisan Floating Rate Fund since its inception in December 2021. Prior to joining Artisan Partners in 2018, Mr. Yeager was a high yield credit analyst at UBS Asset Management supporting multiple portfolios in the US and Europe from March 2015 to May 2018. Previously, Mr. Yeager worked at Jefferies in high yield research. He holds a bachelor's degree in information systems from Michigan State University and a master's degree in business administration from Oakland University.
Mark L. Yockey, CFA—Mr. Yockey is a Managing Director of Artisan Partners. He joined Artisan Partners in December 1995 and has been Portfolio Manager of Artisan International Fund since its inception in December 1995 and Artisan Global Equity Fund since its inception in March 2010. Mr. Yockey holds B.A. and M.B.A. degrees from Michigan State University.
Beini Zhou, CFA— Mr. Zhou is a Co-Portfolio Manager of Artisan International Explorer Fund since its inception in May 2022. Prior to returning to Artisan Partners in September 2020, Mr. Zhou was a portfolio manager at Matthews Asia where he managed the Emerging Markets Equity and Asia Value Strategies and co-managed the Asia Small Companies Strategy. Before that, Mr. Zhou was an analyst for the Artisan International Value Fund and Artisan Global Value Fund from 2005 to 2012. Mr. Zhou holds a BA in Applied Mathematics from Harvard College and a MS in Computer Science from University of California-Berkeley.
Management Fees
Each Fund pays a management fee to Artisan Partners for serving as its investment adviser and providing administrative services. The annual fee is determined as a percentage of average daily net assets and is accrued daily and paid monthly. For the fiscal year ended 30 September 2025, the management fees paid by the Funds were at the following effective annual rates as a percentage of average daily net assets:
Artisan Developing World Fund	1.02%
Artisan Emerging Markets Debt Opportunities Fund	0.75%
Artisan Floating Rate Fund	0.68%
Artisan Focus Fund	1.00%
Artisan Global Discovery Fund	0.97%
Artisan Global Equity Fund	0.90%
Artisan Global Opportunities Fund	0.89%
Artisan Global Unconstrained Fund	0.95%
Artisan Global Value Fund	0.98%
Artisan High Income Fund	0.67%
Artisan International Fund	0.94%
Artisan International Explorer Fund	1.05%
Artisan International Small-Mid Fund	1.03%
Artisan International Value Fund	0.93%
Artisan Mid Cap Fund	0.94%
Artisan Select Equity Fund	0.55%
Artisan Small Cap Fund	0.97%
Artisan Sustainable Emerging Markets Fund	0.85%
Artisan Partners has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause total annual fund operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, acquired fund fees and expenses, borrowing costs such as dividends or interest on securities sold short, and extraordinary
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charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed the percentages of average daily net assets indicated below. This contract continues through 31 January 2027.
Fund	Expense Limit as a % of Average Daily Net Assets
Artisan Emerging Markets Debt Opportunities Fund – Investor Shares	1.25%
Artisan Emerging Markets Debt Opportunities Fund – Advisor Shares	1.15%
Artisan Emerging Markets Debt Opportunities Fund – Institutional Shares	1.10%
Artisan Floating Rate Fund – Investor Shares[1]	1.05%
Artisan Floating Rate Fund – Advisor Shares[1]	0.95%
Artisan Floating Rate Fund – Institutional Shares[1]	0.90%
Artisan Focus Fund – Investor Shares	1.50%
Artisan Global Discovery Fund – Investor Shares	1.40%
Artisan Global Discovery Fund – Advisor Shares	1.30%
Artisan Global Discovery Fund – Institutional Shares	1.25%
Artisan Global Equity Fund – Investor Shares	1.35%
Artisan Global Equity Fund – Advisor Shares	1.25%
Artisan Global Equity Fund – Institutional Shares	1.20%
Artisan Global Unconstrained Fund – Investor Shares	1.24%
Artisan Global Unconstrained Fund – Advisor Shares	1.14%
Artisan Global Unconstrained Fund – Institutional Shares	1.09%
Artisan International Explorer Fund – Advisor Shares	1.40%
Artisan International Explorer Fund – Institutional Shares	1.35%
Artisan Select Equity Fund – Investor Shares[2]	0.75%
Artisan Select Equity Fund – Advisor Shares[2]	0.65%
Artisan Select Equity Fund – Institutional Shares[2]	0.60%
Artisan Sustainable Emerging Markets Fund – Investor Shares	1.15%
Artisan Sustainable Emerging Markets Fund – Advisor Shares	1.05%
Artisan Sustainable Emerging Markets Fund – Institutional Shares	1.00%
1 Effective as of 1 December 2025. Prior to 1 December 2025, the expense limit, as a percentage of average daily net assets, was 1.20%, 1.10% and 1.05% for Investor Shares, Advisor Shares and Institutional Shares, respectively.
2 Effective as of 1 September 2026. Prior to 1 September 2026, the expense limit, as a percentage of average daily net assets, was 1.25%, 1.15% and 1.10% for Investor Shares, Advisor Shares and Institutional Shares, respectively.
The management fee and other expenses related to a Fund’s operations are reflected in its net asset value.
A discussion regarding the basis for the approval by the board of directors of the investment advisory contract for each Fund is available in Artisan Partners Funds’ Form N-CSR for the fiscal year ended 30 September 2025.
Additional Information
Artisan Partners Funds enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, distributor, custodian, transfer agent and financial intermediaries, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements. The contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under the arrangement against the service providers, either directly or on behalf of a Fund.
This prospectus provides information concerning Artisan Partners Funds and the Funds that you should consider in determining whether to purchase shares of a Fund. None of this prospectus, the SAI or any contract that is an exhibit to Artisan Partners Funds’ registration statement, is intended to, nor does it, give rise to an agreement or contract between Artisan Partners Funds or the Funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.
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Investing with Artisan Partners Funds
Share Price
Each Fund is open for business every day the New York Stock Exchange (NYSE) is open for regular session trading. Shares are not priced on days when the NYSE is closed. Each Fund buys and sells its shares each day the NYSE is open, at the net asset value per share (“NAV”) next calculated after a purchase or redemption order is received and accepted by the Fund or its authorized agent.
The NAV of each class of shares of each Fund is determined by dividing the value of each Fund’s securities and other assets attributable to that class, less its liabilities attributable to that class, by the number of outstanding shares of that class of the Fund. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date. The NAV is normally computed as of the NYSE regular session closing time – usually 4:00 p.m. Eastern Time on each day the NYSE is open for regular session trading.
In determining a Fund’s NAV, each equity security and ETF traded on a securities exchange and over-the-counter securities are valued at the closing price on the exchange or market designated by the Funds’ accounting agent or pricing vendor as the principal exchange (each, a “principal exchange”). The closing price provided by the pricing vendor for an exchange may differ from the price quoted elsewhere and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Absent closing price information for an equity security from the principal exchange as of the date of valuation, the security is valued using (i) the closing price on another exchange or over-the-counter on which the security is traded (if such price is made available by a pricing vendor) or (ii) the most recent bid quotation on the principal exchange, or, if such bid is not available, from a secondary exchange or in the over-the-counter market. Equity-linked securities, such as participation certificates, participation notes or access notes, are valued by referencing the underlying security. Repurchase and reverse repurchase agreements are valued at cost plus accrued interest. Exchange traded option contracts are valued at the mid-price (average of the bid price and ask price) as provided by the pricing vendor at the close of trading on the contract’s principal exchange. Exchange traded futures contracts and exchange-traded options on futures are valued at the settlement price as provided by the pricing vendor at the close of trading on the principal exchange. Other derivatives (including total return swaps, over-the-counter options on total return swaps, and certain other derivatives) are valued using prices provided by the Funds’ pricing vendors. Prices obtained from independent pricing services may use various observable and unobservable inputs, including, but not limited to, information provided by broker-dealers, pricing formulas, estimates of market values obtained from data relating to investments or securities with similar characteristics and/or discounted cash flow or spread curve models that might be applicable. Shares of open-end registered investment companies are valued at the latest NAV reported by the investment company.
Fixed income instruments, including loan participation notes, for which evaluated prices from the Funds' pricing vendors are available shall be fair valued using such vendor prices.
Artisan Partners has been designated by Artisan Partners Funds' board of directors as the valuation designee for the Funds pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, Artisan Partners, among other things, is responsible for establishing fair valuation methodologies and determining, in good faith, the fair value of all of the assets of the Funds for which there are no readily available market quotations. Securities or other assets for which market quotations are not readily available are valued by Artisan Partners, as valuation designee, in accordance with Artisan Partners' Procedures for Valuation of Portfolio Securities Held by Artisan Partners Funds, Inc. and under the general oversight of Artisan Partners Funds' board of directors. A market quotation will be considered not readily available, and a Fund may therefore use fair value pricing, if there are not quoted prices (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, and/or any such quotation is not reliable.
When fair value pricing is employed, the value of a security or asset used by a Fund to calculate its NAV may differ from quoted or published prices for the same security or asset. Estimates of fair value utilized by the Funds as described above could differ from the value realized on the sale of those securities or assets in the future and the differences may be material to the NAV of the applicable Fund. Values of foreign securities are translated from local currencies into US dollars using current exchange rates.
Each Fund has the ability to invest in securities that are principally traded in markets outside the US. The foreign markets in which the Funds may invest are sometimes open on days when the NYSE is not open and the Funds do not calculate their NAVs, and sometimes are not open on days when the Funds do calculate their NAVs. Even on days on which both the foreign market and the NYSE are open, several hours may pass between the time when trading in the foreign market closes and the time as of which the Funds calculate their NAVs. That is generally the case for markets in Europe, the Middle East, Asia, Australia and other Far Eastern markets. The regular closing time of foreign markets in North and South America is generally the same as the closing time of the NYSE and the time as of which the Funds calculate their NAVs. So, the value of a Fund’s portfolio may be affected on days when the Fund does not calculate its NAV and you cannot purchase or redeem Fund shares.
Each Fund relies on various service providers and data sources to calculate its NAV. The ability of each Fund to calculate its NAV per share is subject to operational risks associated with processing or human errors, systems or technology failures, cyber-attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of a Fund's NAV and/or the inability to calculate NAV over extended time periods and may make it necessary for the Funds to use alternative procedures to determine a Fund's NAV. The Funds may be unable to recover any losses associated with such failures.
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Who Can Invest in Artisan Partners Funds?
In general, to invest in the Funds, you should be an adult US citizen or resident or a US entity with a US tax identification (social security or employer identification) number. You or the person authorized to place transactions on your behalf may not place transactions in your account for the benefit of any person other than yourself (except for a transfer of shares to another account). If the Funds determine that the registered owner of an account has permitted another person or entity who is not the registered or beneficial owner of the account to hold shares through that account, the Funds may reject future purchases in that account and any related accounts.
As of the date of this prospectus, shares of the Funds are qualified for sale in the US and its territories and possessions. Residents of Guam may purchase shares of the Funds only through approved financial intermediaries, and only to the extent that financial intermediary is otherwise eligible to sell mutual fund shares in Guam. The Funds sell shares to investors residing outside the US only in limited circumstances. Any sale to an investor residing outside of the US requires prior approval of the Funds. Some of the Funds are closed to most new investors. To find out if you’re eligible to invest in a closed Fund, see “– Who is Eligible to Invest in a Closed Fund?”
Financial intermediaries must contact the Funds for approval before opening an omnibus account.
Who is Eligible to Invest in a Closed Fund?
Artisan High Income Fund and Artisan International Value Fund are closed to most new investors. From time to time, other Funds may also be closed to most new investors. The Funds do not permit investors to pool their investments in order to meet the eligibility requirements, except as otherwise noted below.
If you have been a shareholder in a Fund continuously since it closed, you may make additional investments in that Fund and reinvest your dividends and capital gain distributions in that Fund, even though the Fund has closed, unless Artisan Partners considers such additional purchases to not be in the best interests of the Fund and its other shareholders. An employee benefit plan that is a Fund shareholder may continue to buy shares in the ordinary course of the plan’s operations, even for new plan participants.
You may open a new account in a closed Fund only if that account meets the Fund’s other criteria (for example, minimum initial investment) and:
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you beneficially own shares of the closed Fund at the time of your application;
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you beneficially own shares in the Funds with combined balances of $250,000 and with respect to Artisan International Value Fund only, the Funds or Artisan Partners Distributors LLC has notified you, in writing, that you may invest in the Fund;
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you receive shares of the closed Fund as a gift from an existing shareholder of the Fund (additional investments generally are not permitted unless you are otherwise eligible to open an account under one of the other criteria listed);
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you are transferring or “rolling over” into a Fund IRA account from an employee benefit plan through which you held shares of the Fund (if your plan doesn’t qualify for rollovers you may still open a new account with all or part of the proceeds of a distribution from the plan);
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you are purchasing Fund shares through a sponsored fee-based program and shares of the Fund are made available to that program pursuant to an agreement with the Funds or Artisan Partners Distributors LLC and the Funds or Artisan Partners Distributors LLC has notified the sponsor of that program in writing that shares may be offered through such program and has not withdrawn that notification;
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you are an employee benefit plan and the Funds or Artisan Partners Distributors LLC has notified the plan in writing that the plan may invest in the Fund and has not withdrawn that notification;
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you are an employee benefit plan or other type of corporate, charitable or governmental account sponsored by or affiliated with an organization that also sponsors or is affiliated with (or is related to an organization that sponsors or is affiliated with) another employee benefit plan or corporate, charitable or governmental account that is a shareholder of the Fund at the time of application;
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you are a client, employee or associate of an institutional consultant or financial intermediary and the Funds or Artisan Partners Distributors LLC has notified that consultant or financial intermediary in writing that you may invest in the Fund and has not withdrawn that notification;
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you are a client of a financial advisor or a financial planner, or an affiliate of a financial advisor or financial planner, who has at least:
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$2,500,000 of client assets invested with the closed Fund at the time of your application; or
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$5,000,000 of client assets invested with the Funds or under Artisan Partners’ management at the time of your application and, with respect Artisan International Value Fund only, the Funds or Artisan Partners Distributors LLC has notified such financial advisor or financial planner, or affiliate of such financial advisor or financial planner, in writing, that that you may invest in the Fund and has not withdrawn that notification;
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you are an institutional investor that is investing at least $5,000,000 in the Fund and the Fund or Artisan Partners Distributors LLC has notified you in writing that you may invest in the Fund and has not withdrawn that notification (available for investments in Artisan International Value Fund only);
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you are a client of Artisan Partners or are an investor in a product managed by Artisan Partners, or you have an existing business relationship with Artisan Partners, and in the judgment of Artisan Partners, your investment in a closed Fund would not adversely affect Artisan Partners’ ability to manage the Fund effectively; or
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you are a director or officer of the Funds, or a partner or employee of Artisan Partners or its affiliates, or a member of the immediate family of any of those persons.
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A Fund may ask you to verify that you meet one of the guidelines above prior to permitting you to open a new account in a closed Fund. A Fund may permit you to open a new account if the Fund reasonably believes that you are eligible. A Fund also may decline to permit you to open a new account if the Fund believes that doing so would be in the best interests of the Fund and its shareholders, even if you would be eligible to open a new account under these guidelines.
The Funds’ ability to impose the guidelines above with respect to accounts held by financial intermediaries may vary depending on the systems capabilities of those intermediaries, applicable contractual and legal restrictions and cooperation of those intermediaries.
Call us at 800.344.1770 if you have questions about your ability to invest in a closed Fund.
Minimum Investments
Minimum Investments	Investor	Advisor	Institutional
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
A Fund will waive the initial minimum investment of $1,000 for Investor Shares if you invest through the Automatic Investment Plan. See “Buying Shares – Automatic Investment Plan (AIP).”
A Fund will waive its minimum investment requirements on (1) certain employee benefit plans that hold their shares through plan-level or omnibus accounts on behalf of participants; or (2) investors who purchase shares through financial intermediaries where (i) the intermediary has entered into an agreement with Artisan Partners Funds or Artisan Partners Distributors LLC and (ii) the intermediary holds shares through an omnibus account, although the intermediary maintaining such an account may impose its own minimum investment requirements (see “Other Information – Financial Intermediaries.”).
A Fund may, at its discretion, accept a smaller initial investment or waive the minimum initial investment requirement for investment if:
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you are already a shareholder (in your name or as beneficial owner of shares held in someone else’s name) (for example, a nominee or a custodian holding shares for the benefit of an investor would not be eligible to open a new account for its own benefit or for the benefit of another customer, but the investor would be eligible to open a new account) of Advisor Shares or Institutional Shares of that Fund;
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you, together with any affiliated organizations or related persons, will hold two or more accounts in your own or the affiliated organization’s or related person’s name or as beneficial owner of shares held in someone else’s name of Advisor Shares or Institutional Shares of that Fund and such accounts, in the aggregate, exceed the minimum initial investment requirement for that Fund; or
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Artisan Partners determines that your investment would not have a material adverse impact on the Fund.
Minimum Balances
INVESTOR SHARES
If you purchase Investor Shares directly from the Funds, the Funds reserve the right to close your account and redeem your shares if the value of your account falls below $1,000. However, before closing a small account, the Funds will notify you and give you at least 30 days to bring your account’s value up to the minimum.
The Funds will waive the $1,000 minimum balance requirement if an account value has declined below $1,000 due solely to investment performance.
If you discontinue an AIP before your account reaches $1,000, that account also may be closed and the Funds may redeem your shares.
If you participate in systematic withdrawal and your account has insufficient funds to meet a withdrawal, the amount remaining will be completely redeemed.
In addition, each Fund may convert your Investor Shares of any account held directly with such Fund to that Fund's Advisor Shares or Institutional Shares, upon periodic review of the account's share balances. The Funds will generally notify you in writing before any such conversion to another class. Artisan Partners does not expect such conversion between classes of shares of the same Fund to result in recognition of gain or loss for US federal income tax purposes, provided that the transaction is undertaken and processed as a conversion transaction.
ADVISOR SHARES
If you purchase Advisor Shares directly from the Funds, the Funds reserve the right to automatically convert Advisor Shares in your account to Investor Shares, or to close your account and redeem your shares, if the value of your account falls below $250,000, unless the reduction in value is due solely to investment performance. The Funds will notify you and allow you at least 30 days to bring your account’s value up to the applicable minimum before converting your shares to Investor Shares or closing your account and redeeming your shares.
In addition, each Fund may convert your Advisor Shares of any account held directly with such Fund to that Fund's Institutional Shares, upon periodic review of the account's share balances. The Funds will generally notify you in writing before any such conversion to Institutional Shares. Artisan Partners does not expect such conversion between classes of shares of the same Fund to result in recognition of gain or loss for US federal income tax purposes, provided that the transaction is undertaken and processed as a conversion transaction. If your shares are
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converted, the conversion will have no effect on the value of your investment in Advisor Shares of the Fund at the time of conversion. However, the number of shares you own after the conversion may be greater or lower than the number of shares you owned before the conversion, depending on the net asset value of the respective share classes.
INSTITUTIONAL SHARES
If you purchase Institutional Shares directly from the Funds, the Funds reserve the right to automatically convert Institutional Shares in your account to Investor Shares or Advisor Shares or close your account and redeem your shares if the value of your account falls below $1 million, unless the reduction in value is due solely to investment performance. The Funds will notify you and allow you at least 30 days to bring your account’s value up to the applicable minimum before converting your shares to Investor Shares or Advisor Shares or closing your account and redeeming your shares. If your shares are converted, the conversion will have no effect on the value of your investment in Institutional Shares of the Fund at the time of conversion. However, the number of shares you own after the conversion may be greater or lower than the number of shares you owned before the conversion, depending on the net asset value of the respective share classes.
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Buying Shares
Important Information about Opening an Account
Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an Artisan Partners Funds account, you will be asked to provide certain identifying information on your account application. If you fail to provide the appropriate information to the Funds, the Funds may try to contact you to obtain the necessary information. For more information, see “Other Information – Anti-Money Laundering Compliance.”
How to Open an Account
If you meet the applicable share class minimum investment requirements and the applicable Fund’s other criteria, you may be able to purchase shares of the Fund by contacting your financial intermediary. You can also open an account and purchase shares of the Funds by contacting the Funds’ transfer agent, SS&C Global Investor and Distribution Solutions, Inc., at 800.344.1770 and completing a new account application. See “Investing with Artisan Partners Funds – Who Can Invest in Artisan Partners Funds?,” "- Who is Eligible to Invest in a Closed Fund?".
By Mail—Complete and sign a new account application. Mail the application, along with your check for the applicable purchase amount to the address listed below (use the address that matches the delivery mechanism you are using – regular mail or overnight delivery). All checks must be made payable to  “Artisan Partners Funds” or to the name of the Fund in which you are investing. Artisan Partners Funds will not accept cash, money orders, traveler’s checks, credit card payments, credit card checks, third-party checks, starter checks or checks drawn on non-US financial institutions.
For regular mail delivery:	For overnight mail delivery:
Artisan Partners Funds	Artisan Partners Funds
P.O. Box 219322	801 Pennsylvania Ave., Suite 219322
Kansas City, MO 64121-9322	Kansas City, MO 64105-1307
800.344.1770
All investment checks must be delivered to one of the addresses above. Artisan Partners Funds and Artisan Partners Distributors LLC do not accept shareholder investment checks at their corporate offices; checks received at those offices will be forwarded to the Funds’ transfer agent, and purchases will not be effective until the order is received and accepted by the Funds’ transfer agent. A purchase by check is priced at the NAV next calculated after the Funds’ transfer agent receives the check and accepts the order.
By Wire—You may purchase shares by instructing your financial institution to wire money pursuant to the wire transfer instructions included below. Your financial institution may charge you a fee to send (or receive) funds by wire. Wire transfers from a bank outside the US generally will not be accepted. A purchase by wire is priced at the NAV next calculated after the Fund receives your wire. Therefore, if your wire is received after the time as of which the NAV is calculated for the day, your funds may be held by the Fund until the next business day. If you are opening a new account by wire transfer, a new account application must be received in proper form at the Funds’ transfer agent prior to the receipt of the wire. Artisan Partners Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.
Wire transfer instructions are:
State Street Bank and Trust Company
Attn: Mutual Funds
Boston, MA 02110
Routing #011000028
Credit to:	Artisan Partners Funds
Deposit DDA 99050882
Further credit:	[your account registration]
[your account number]
If the proper account information is not included, the wire order may be rejected.
By Exchange—You may open a new account in Investor Shares or Advisor Shares of a Fund by telephone by calling 800.344.1770 with an exchange of $1,000 or more for Investor Shares, $250,000 or more for Advisor Shares or $1,000,000 or more for Institutional Shares from your identically registered account in another series of Artisan Partners Funds. See “– Telephone Exchange Plan.”  A purchase by exchange is priced at the NAV next calculated after your call; the redemption of shares of Artisan Floating Rate Fund or Artisan High Income Fund may be subject to a redemption fee. See "Redeeming Shares - Redemption Fee."
By Automatic Investment Plan (AIP)—You may purchase Investor Shares or Advisor Shares of Artisan Partners Funds through an AIP. Complete and sign the account application, including the AIP section. See “– Automatic Investment Plan (AIP).”
By Purchases in Kind—You may, subject to Artisan Partners Funds’ approval, purchase Investor Shares, Advisor Shares or Institutional Shares of the Funds with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment process, goal and philosophy)
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and that have values that are readily ascertainable in accordance with the Artisan Partners’ valuation policies. Call Artisan Partners Funds at 800.344.1770 if you would like to purchase shares of the Funds with other securities.
How to Add to an Account
If you opened an account directly with a Fund in accordance with the previous section, you may make subsequent investments by wire transfer using the instructions provided, or by submitting a check, along with either the stub from your Fund account statement or a letter indicating the amount of the purchase, your account number and the name in which your account is registered. All checks must be made payable to  “Artisan Partners Funds” or to the name of the Fund in which you are investing. Please print your account number on your check. Artisan Partners Funds will not accept cash, money orders, traveler’s checks, credit card payments, credit card checks, third-party checks, starter checks or checks drawn on non-US financial institutions.
To make additional purchases of shares of a Fund, you may also add from $50 to $50,000 to your account by telephone. You may elect the telephone purchase option on your application or by completing the shareholder account options form after your account has been opened. A telephone purchase with funds to be drawn from your bank account is generally effective on the business day of your call if you call before the time as of which the Fund calculates its NAV, or on the next business day after your call if you call after the time as of which the Fund’s NAV has been calculated for the day. See “Investing with Artisan Partners Funds – Share Price.” Your financial institution may impose a fee for wire or electronic funds transfer (“EFT”).
You may exchange between identically registered accounts within the same share class by telephone. Telephone exchanges are subject to a minimum exchange of $50 and other limits. See “– Telephone Exchange Plan.”
You may also add AIP to your existing account in Investor Shares or Advisor Shares of Artisan Partners Funds. Please call 800.344.1770 or visit www.artisanpartners.com for a shareholder account options form. Your financial institution may charge you a fee for electronic transfers of funds. See “– Automatic Investment Plan (AIP)” for more information.
Telephone Exchange Plan
You may open a new account in a Fund by exchange from your identically registered account in the same share class of another Artisan Partners Fund. To open the new account, your exchange must meet the applicable share class minimum. You also may transfer investments between already existing identically registered accounts by exchanging at least $50.
Telephone exchanges are subject to these restrictions:
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Both accounts must be registered in the same name, with the same address and taxpayer identification (social security or employer identification) number.
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Your exchange will be processed on the business day on which you call if you call before the time as of which each Artisan Partners Fund calculates its NAV, or on the next business day after your call if you call after the time as of which an Artisan Partners Fund’s NAV has been calculated for the day. See “Investing with Artisan Partners Funds – Share Price.”
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If your account is subject to backup withholding, you may not use the telephone exchange plan.
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Artisan Floating Rate Fund and Artisan High Income Fund may charge you a 2% redemption fee on exchanges of shares owned for 90 days or less. See “Redeeming Shares – Redemption Fee.”
Automatic Investment Plan (AIP)
The AIP allows you to make regular, systematic investments into Investor Shares or Advisor Shares of Artisan Partners Funds. You purchase shares by transferring money from your designated checking or savings account directly into your Fund account. Simply designate your monthly investment amount (the monthly minimum is $50) and the day (between the 3rd and the 28th) you want the transfer to take place. If you do not select a day, the withdrawal from your account will be made on the 15th of the month. If a withdrawal date falls on a weekend or holiday, your payment will be transferred from your bank account on the business day prior to the date you selected. It may take up to 10 days to establish your AIP once your instructions have been received. Artisan Partners Funds will not be responsible for non-sufficient funds fees. If your AIP does not clear, your purchase will be cancelled. You will be liable for any resulting losses or fees a Fund or its transfer agent incurs. If your purchase through the AIP fails to clear on two consecutive occasions, the Fund will terminate your AIP.
If you choose the AIP when you open your account, the minimum initial investment for Investor Shares will be waived. However, your Investor Shares may be redeemed and your account closed if you discontinue the AIP before your account reaches the minimum initial investment size. See “Investing with Artisan Partners Funds – Minimum Balances.”  To change an AIP, please notify us at least 14 days prior to the next scheduled investment date. For complete instructions on changing an AIP, please visit www.artisanpartners.com or contact a customer service representative at 800.344.1770.
Purchases—General Information
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Your purchases must be in US dollars.
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If your check or telephone purchase order does not clear, your purchase will be cancelled. You also will be liable for any resulting losses or fees a Fund or its transfer agent incurs.
■
You may not change or cancel a purchase request once it has been received in good order.
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An order typically is accepted when the Fund or its authorized agent has received a completed application or appropriate instruction along with the intended investment, if applicable, and any other required documentation. An order is not binding until accepted and entered on the books of the Fund.
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Artisan Partners Funds reserves the right to reject any order deemed inappropriate or not to be in the best interests of existing Fund shareholders, to limit exchanges or to take such other actions as the Funds deem appropriate. Further, the Funds reserve the right to reject any purchase order in its sole discretion. For example, a Fund may reject an order that appears so large that it would disrupt management of the Fund or an order from someone ineligible to invest. The Fund also may reject orders as described below under “Other Information – Anti-Money Laundering Compliance” and “Other Information – Inappropriate Trading.”  The Fund and its transfer agent will not be responsible for any loss, liability, cost or expense resulting from rejecting any purchase order.
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A holiday, weekend or other interruption can affect the normal processing of an investment.
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Artisan Partners Funds cannot accept a purchase order specifying a specific purchase date or price per share. Purchase checks greater than $50,000 that are post-dated or have a partial date or no date will be rejected. However, if a purchase check is less than $50,000, it will not be held for processing on the designated date, but will be processed upon acceptance.
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Artisan Partners Funds may terminate your ability to make automatic investments and telephone purchases if an item is not paid by your financial institution on two consecutive occasions.
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To prevent unauthorized transactions in your account, Artisan Partners Funds will take precautions designed to verify that information communicated by telephone is genuine. Artisan Partners Funds and its transfer agent may record a call, request identifying information and send written confirmation of telephone transactions. Artisan Partners Funds and its transfer agent will not be responsible for any loss, liability, cost or expense resulting from acting upon instructions furnished by telephone if we follow reasonable procedures designed to verify the identity of the caller. We recommend that you take precautions to keep confidential your personal information, including your account number and tax identification (social security or employer identification) number. You should verify the accuracy of each telephone transaction as soon as you receive your confirmation statement.
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Redeeming Shares
If you invest through a financial intermediary, you can redeem shares of the Fund by contacting your financial intermediary. See “Other Information – Financial Intermediaries.” You may redeem some or all of your shares by telephone or written request sent to the Fund by mail on any day that the NYSE is open for regular session trading. You may also redeem Investor Shares or Advisor Shares of Artisan Partners Funds by systematic withdrawals on any day that the NYSE is open for regular session trading. Your redemption will be processed on the business day that your order is accepted by the Fund or its authorized agent if it is received before the time as of which the Fund calculates its NAV (NYSE closing time – usually 4:00 p.m. Eastern Time). If your order is received after that time, your order will be processed on the next business day. The Fund will redeem your shares at the NAV per share next calculated after your redemption order is received in good order by the Fund or its authorized agent. The Fund may reject your redemption order under certain circumstances, which are discussed below. Artisan Partners Funds will generally wire transfer the proceeds of your redemption to the bank account designated in your purchase application or on a telephone authorization form. Some redemptions require Medallion signature guarantees. See “– Medallion Signature Guarantees.”
How to Redeem Shares
By Mail
Non-IRA Accounts—To redeem shares in an account other than an IRA, complete the Non-IRA Redemption form or mail a letter of instruction including: the Fund’s name; your account number; the dollar amount or number of shares to be sold; and the signature of the shareholder(s) as it appears on the account or by a duly authorized agent of the shareholder(s). Some redemptions require Medallion signature guarantees. See “– Medallion Signature Guarantees.”  The letter of instruction should be sent to the address shown below (use the address that matches the delivery mechanism you are using – regular mail or overnight delivery).
For regular mail delivery:	For overnight mail delivery:
Artisan Partners Funds	Artisan Partners Funds
P.O. Box 219322	801 Pennsylvania Ave., Suite 219322
Kansas City, MO 64121-9322	Kansas City, MO 64105-1307
800.344.1770
IRA Accounts—To redeem shares in an Artisan Partners Funds IRA account, you may send a letter of instruction or complete the IRA Distribution Request Form. Call 800.344.1770 or visit www.artisanpartners.com for instructions. Some redemptions require Medallion signature guarantees. See “– Medallion Signature Guarantees.” We encourage you to consult your tax advisor regarding the tax consequences and tax reporting requirements of your redemptions prior to redeeming shares in an IRA account. For further instructions, documents or the IRA Disclosure Statement and Custodial Agreement, please call 800.344.1770 or visit www.artisanpartners.com.
By Telephone
You automatically have the telephone redemption option unless you decline it on your account application. If you decline this option, but would like to add it at a later date, call 800.344.1770 or visit www.artisanpartners.com for a shareholder account options form. That form must be signed by a person authorized to act on behalf of the registered owner of an account and may require a form of signature validation.
To redeem shares by telephone, call the Funds’ transfer agent at 800.344.1770. If you redeem shares by telephone, any amount of shares may be redeemed if a bank account was designated on your account application, or updated on a shareholder account options form after your account was opened, to receive the proceeds by wire transfer or EFT. If you have not designated a bank account to receive the proceeds by wire or EFT, telephone redemptions will be limited to $100,000 each and will be sent by check to your mailing address of record. Your bank may charge you a fee for an incoming wire or EFT; Artisan Partners Funds reserves the right to charge fees for these services in the future. Payment by EFT usually will arrive at your bank two banking days after your redemption is processed. Payment by wire usually is credited to your bank account on the next banking day after your redemption is processed.
To reduce the risk of loss from a fraudulent instruction, we will send your redemption proceeds only to the bank account designated in your application or telephone authorization form or letter signed by an authorized person and with a Medallion signature guarantee. See “– Medallion Signature Guarantees.”  A request to change your existing US bank account must be submitted in writing or on a shareholder account options form and may require a form of signature validation.
The Fund and its transfer agent will not be responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense for acting upon instructions furnished by telephone, if we follow reasonable procedures designed to identify the caller. We may record a call, request identifying information or send written confirmation of telephone transactions. Please verify the accuracy of each telephone transaction as soon as you receive your confirmation statement. We recommend that you take precautions to keep confidential your account information, including your account number and tax identification number.
During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you should make your redemption request in writing.
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Systematic Withdrawals
This service lets you withdraw a set amount from your account in Investor Shares or Advisor Shares of the Funds at regular intervals. To be eligible for systematic withdrawal, you must have at least $5,000 in your Artisan Partners Fund account and must withdraw at least $50 per transaction.
If you would like to add this option, please call us at 800.344.1770 or visit www.artisanpartners.com for a shareholder account options form. You must use the IRA Distribution Request Form to request systematic withdrawals from your IRA account.
If you select the systematic withdrawal option, you may choose to have the Fund send payment: (i) by mail to the address of record; (ii) by EFT to a pre-authorized US bank account; or (iii) to your pre-authorized US bank account by wire transfer. In order to receive funds by EFT or wire transfer, you must identify your US bank account on your application, or if you are changing your US bank account or adding this feature after your account is open, on a shareholder account options form. Your request to change your US bank account or add options must be submitted in writing and may require a form of signature validation. Your bank may charge you a fee for the incoming wire or EFT; Artisan Partners Funds reserves the right to charge fees for these services in the future. Payment by EFT usually will arrive at your bank two banking days after your redemption is processed. Payment by wire usually is credited to your bank account on the next banking day after your redemption is processed.
Redemptions—General Information
Normally, payment of redemption proceeds is made as soon as practicable and typically within two business days after receipt and acceptance of your redemption request. Redemption proceeds may be withheld or delayed as required or permitted by applicable law, but must be made no later than seven days after receipt of your redemption request.
Subject to applicable law, a Fund may reject your redemption request if:
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the identification information you provided in your account application cannot be verified;
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your identification information matches information on a government list of suspicious persons; or
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the Fund believes that you may be involved in suspicious activity.
Further documentation may be requested to evidence the authority of the person or entity making a written redemption request. Please call 800.344.1770 with questions.
If you recently have made a purchase by check or EFT, the Fund may withhold redemption proceeds until it is reasonably satisfied that it has received good funds. This confirmation process can take up to 15 days. To reduce such delays, Artisan Partners Funds recommends that your purchase be made by federal funds wire through your financial institution.
You may not change or cancel a redemption request once it has been received in good order.
A Fund cannot accept a redemption request that is post-dated, specifies a particular date for processing, specifies a price for redemption or contains any other special conditions. All redemptions will be processed upon acceptance.
Redemptions may be suspended or payment dates postponed when the NYSE is closed, its trading is restricted or as permitted by the SEC.
Each Fund intends to pay all redemptions in cash. During any 90-day period for any one shareholder, a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities. Redemption payments are typically paid in cash held by the Fund. During periods of significant redemptions or stressed market conditions, the Fund may meet redemption requests by selling securities, borrowing under Artisan Partners Funds’ line of credit, or, in limited circumstances, redeeming certain shareholders through an in-kind distribution consistent with the limitation described above.
The redemption price you receive depends upon the NAV per share of a class of a Fund at the time of redemption. It may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.
Shares in any account you maintain with Artisan Partners Funds may be redeemed to the extent necessary to reimburse Artisan Partners Funds for any loss it sustains that is caused by you (such as losses from uncollected checks or any Fund liability under the backup withholding provisions of the Code relating to your account).
If a Fund sends you a check for a redemption, systematic withdrawal payment or cash distribution that is returned “undeliverable” or remains uncashed for at least six months, the Fund may cancel the check and reinvest the proceeds in your Fund account at the NAV per share on the date of reinvestment and, if applicable, the Fund may (a) cancel your systematic withdrawal payments, honoring redemptions only by request and (b) automatically reinvest your future dividends and capital gains, even if you had elected cash payment. If you hold your investment in an IRA, or other circumstances exist such that reinvesting the proceeds is not in your or the Fund’s best interest, your check will not be cancelled and the Fund may attempt to contact you to obtain further instruction.
Before submitting your redemption request, please call 800.344.1770 if you have any questions about requirements for a redemption.
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Redemption Fee
If you redeem or exchange shares of Artisan Floating Rate Fund and Artisan High Income Fund that you have held for 90 days or less, the Funds will charge you a redemption fee of 2% of the redemption proceeds. The redemption fee will be deducted from your redemption proceeds and retained by that Fund.
Artisan Floating Rate Fund and Artisan High Income Fund reserve the right to waive or reduce the 2% redemption fee on shares held 90 days or less at its discretion when the Funds believe such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading.
For example, the following transactions for direct shareholders of shares of Artisan Floating Rate Fund and Artisan High Income Fund (if known by the Fund) would not be subject to redemption fees:
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Redemptions of shares purchased through reinvestment of dividends and distributions;
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Redemptions of shares pursuant to certain automatic rebalancing programs;
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Redemptions requested following the death of a registered shareholder on an account or the settler of a living trust that is the registered shareholder of an account, for shares held in the account at the time of death;
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Redemptions of shares that were purchased as participant contributions through an employer-sponsored retirement plan;
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Transaction activity due to processing errors; or
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Shares exchanged from one share class to another within a Fund.
This list is not exclusive. To request a waiver or if you have any questions about whether your transaction will be subject to the redemption fee, please call us at 800.344.1770.
Artisan Floating Rate Fund and Artisan High Income Fund will waive the redemption fee on redemptions of shares held by certain retirement or profit-sharing plans, shares purchased through certain financial intermediaries and shares purchased in connection with the ReFlow and/or other similar redemption in-kind programs (“RIK Programs”). Further discussion about the Funds’ participation in RIK Programs, as applicable, is available in the SAI. In those cases where a financial intermediary passes the redemption fee through to underlying investors, the amount of the fee and the holding period generally will be consistent with the Funds’ criteria. However, due to differences in operational capacities, the financial intermediaries’ methods for tracking and calculating the fee may be different in some respects from the methods employed by the Funds. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information on how redemption fees will be applied to your shares.
Waivers of redemption fees are reported to the board of directors of Artisan Partners Funds.
Medallion Signature Guarantees
To protect you and the Funds from fraud, the following transaction requests must be submitted in writing and include a medallion signature guarantee for each account owner:
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If you wish to redeem more than $100,000 where proceeds are requested to be sent by check.
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If you ask that a check, wire transfer or EFT be delivered to an address or bank account not on record.
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If you ask that a check or wire transfer be made payable to someone other than the account owner.
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If you transfer or change the ownership of your account.
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If you request to redeem shares and your address (for redemptions by check) or bank account (for redemptions by wire transfer or EFT) has been changed within the last 15 calendar days.
The Funds may waive any of the above requirements in certain instances. In addition to the situations described above, the Funds and/or the transfer agent reserve the right to require a medallion signature guarantee or additional documentation in other instances based on the circumstances of the particular situation.
All medallion signature guarantees must use a STAMP2000 Medallion imprint appropriate for the nature and dollar amount of the transaction. Medallion signature guarantee is a bar-coded signature guarantee and must be executed by an eligible guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act. Member firms of a domestic stock exchange are also considered eligible guarantors. Non bar-coded guarantees or stamps from a Notary Public are not acceptable.
If you are signing on behalf of an entity, you must indicate your capacity beside or beneath your signature (for example, “Jane Doe, as Trustee”). If you are signing in a capacity, further documentation may be required by the guarantor. Prior to signing, inquire what documentation needs to be provided and the maximum transaction amount the guarantee will insure. Request that the guarantor provide a legible bar-coded medallion signature guarantee. A form or transaction request received without a valid STAMP2000 Medallion imprint may be rejected.
If you are redeeming shares through your financial intermediary, you should contact that intermediary to determine whether medallion signature guarantee requirements apply.
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Exchanging Shares
If you meet the minimum investment requirements for opening a new account, and any other eligibility criteria described in this prospectus, you may exchange shares of a Fund for the same class of shares of any other Artisan Partners Fund that is open to new investors or any closed Artisan Partners Fund (if you also meet the requirements described under “Investing with Artisan Partners Funds – Who is Eligible to Invest in a Closed Fund?”). A fund exchange may be made by following the redemption procedures described under “Redeeming Shares – How to Redeem Shares.”  The Funds will exchange your shares at the respective NAVs per share next calculated after your exchange order is received in good order by the Funds or their authorized agent. If you exchange shares of Artisan Floating Rate Fund or Artisan High Income Fund that you have held for 90 days or less for the same class of shares of another Fund, the Fund will charge you a redemption fee of 2% of the redemption proceeds. An exchange of shares of one Fund for shares of another Fund will be a taxable transaction. See “Distributions and Taxes – Taxes.”
Shareholders may also exchange shares of a Fund for a different class of shares offered by the same Fund, provided that the shareholder meets the minimum investment requirements for opening a new account in shares of the class into which the shareholder seeks to exchange. Such an exchange may be made by following the procedures described under “Redeeming Shares – How to Redeem Shares.”  The Funds will exchange your shares at the respective NAVs per share next calculated after your exchange order is received in good order by the Funds or their authorized agent. If you exchange shares of Artisan Floating Rate Fund or Artisan High Income Fund that you have held for 90 days or less for a different class of shares offered by that Fund, generally the Fund will not charge you a redemption fee.  For US federal income tax purposes, an exchange of shares of one Fund directly for shares of a different class of the same Fund generally is not expected to be a taxable event, or to result in recognition of a gain or loss by the exchanging shareholder. See “Distributions and Taxes – Taxes.”
Artisan Partners Funds reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.
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Shareholder and Account Procedures
Account Option Changes
To further protect the Funds and their shareholders from fraud, some shareholder account changes may require additional signature validation. Please refer to our shareholder account options form for further information or call us at 800.344.1770.
Address Changes
You may change the address on your account by:
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sending a written request to the Funds’ transfer agent signed by the registered owner(s) of the account (please note, if you wish to redeem shares within 15 days after a change of address in writing, each owner’s signature must be guaranteed using a STAMP2000 Medallion. See “Redeeming Shares – Medallion Signature Guarantees”),
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calling us at 800.344.1770, or
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accessing your account through www.artisanpartners.com/accountaccess.
Artisan Partners Funds will send a written confirmation of the change to both your old and new addresses. Artisan Partners Funds will change your address in response to a US Postal Service notification, but will attempt to contact you at the new address so that you can confirm the address change.
If your address is changed in response to a US Postal Service notification, in writing without proper signature validation, by phone or through www.artisanpartners.com, we will not honor any redemption request for the following 15 days, unless that redemption is in writing with a Medallion signature guarantee. See “Redeeming Shares – Medallion Signature Guarantees.”  The Fund and its transfer agent will not be responsible for any loss, liability, cost or expense resulting from acting upon address changes if we follow reasonable procedures to verify the identity of the caller or website user.
If a piece of mail that we send to you is returned as undeliverable, we will attempt to resend the mail two more times. If it remains undeliverable after those three attempts, we will discontinue all mail to your mailing address of record until you notify us of a new address by one of the previously stated methods.
Statements and Reports
As a Fund shareholder, you will receive:
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Updated prospectuses.
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Confirmation statements.
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Quarterly account statements.
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Annual and semiannual reports.
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Privacy statements.
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Year-end tax statements.
Transactions made under certain periodic investment and withdrawal programs (including dividend reinvestment plans) will be confirmed on quarterly account statements. We suggest you keep each of your quarterly and year-end account and tax statements with your other important financial papers. You may need them for tax purposes.
If you need copies of statements, call 800.344.1770 or visit www.artisanpartners.com. Copies of this year’s or last year’s statements are free of charge; for earlier years, there is a per statement processing fee (currently $10) for each year for which statements (account or tax) are requested. If more than one member of a household has an account with a Fund, we reduce the number of duplicate annual and semiannual reports your household receives by sending only one copy of each to the address shared by those accounts. If you hold more than one account in a Fund, we will only send one summary prospectus for that Fund, but your household may receive more than one copy if two or more members of your household hold accounts in the Fund. Call us at 800.344.1770 to request individual copies of these documents. We will begin sending individual copies within 30 days after receiving your request.
E-Delivery of Documents
If you hold your account directly with Artisan Partners Funds, and you prefer to view Fund documents and statements online rather than receiving paper documents, you may enroll in E-Delivery through www.artisanpartners.com/accountaccess. To enroll in E-Delivery, you will need to provide your social security number or employer identification number and a valid email address. All accounts associated with the social security or employer identification number you provide will be enrolled for E-Delivery.
When a Fund document or statement becomes available, you will receive an email notification that the document or statement is available. If the email we send to you is returned as undeliverable, we will attempt to resend the email two more times. If your email remains undelivered after those three attempts, your E-Delivery enrollment will be discontinued and paper copies of Fund documents and statements will be sent to your mailing address on record. There are risks to electronic delivery of Fund documents, including, but not limited to, delay or failure of delivery due to technical difficulties and other matters beyond the Funds’ control. Artisan Partners Funds has no liability for the failure or disruption of the E-Delivery service due to circumstances beyond our reasonable control.
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Abandoned Property
If your account is deemed “abandoned” or “unclaimed” under state law, Artisan Partners Funds may be required to “escheat” or transfer the assets in your account to the applicable state’s unclaimed property administration. The state may redeem escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were redeemed. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the Funds by mail or telephone or accessing your account through the Funds’ website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The Funds’ transfer agent can be contacted by phone at 800.344.1770, by regular mail at Artisan Partners Funds, P.O. Box 219322, Kansas City, MO 64121-9322, or by express, certified or registered mail at Artisan Partners Funds, 801 Pennsylvania Ave., Suite 219322, Kansas City, MO 64105-1307.
Please check your state’s unclaimed or abandoned property website for specific information.
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Other Information
Financial Intermediaries
The Funds may authorize certain financial services companies, broker-dealers, banks or other authorized agents, and in some cases, other organizations designated by an authorized agent (with their designees, collectively “authorized agents”), to accept purchase, exchange and redemption orders on the Funds’ behalf. An order properly received by an authorized agent will be deemed to have been accepted by the Funds. Some authorized agents directly charge their customers transaction fees, brokerage commissions, account fees and/or other fees. If you buy, exchange or redeem shares through an authorized agent, you will pay or receive the Fund’s NAV per share next calculated after receipt and acceptance of the order by the authorized agent, after giving effect to any transaction charge or brokerage commission imposed by the authorized agent and, for Artisan Floating Rate Fund and Artisan High Income Fund only, the application of a 2% redemption fee (if applicable). The authorized agent’s procedures will apply in lieu of purchase, exchange and redemption procedures described in this prospectus. The Funds, Artisan Partners, Artisan Partners Distributors LLC, the Funds’ transfer agent and each of their respective directors, trustees, officers, employees and agents are not responsible for the failure of any authorized agent to carry out its obligations to its customers.
If you attempt to purchase shares of the Funds through an unauthorized intermediary, your purchase request will be rejected. Please contact your financial intermediary or Artisan Partners Funds at 800.344.1770 to find out whether your financial intermediary is eligible to purchase Fund shares and, if so, how purchases, redemptions or exchanges may be made.
Some authorized agents charge a fee to the Funds for accounting and shareholder services that the agent provides to Fund shareholders on the Fund’s behalf. These services may include recordkeeping, transaction processing for shareholders’ accounts and other services. This fee may be based on the number of accounts or may be a percentage of the average value of accounts for which the authorized agent provides services. For Investor Shares or Advisor Shares of each Fund, the Fund pays all or a portion of this fee, which is intended to compensate the authorized agent for its provision of services of the type that would be provided by the Fund’s transfer agent or other service providers if the shares were registered on the books of the Fund. Institutional Shares of the Funds do not pay fees to intermediaries in connection with recordkeeping, transaction processing for shareholders’ accounts or any other services that an intermediary may provide to its clients.
Artisan Partners, at its own expense, pays certain authorized agents for accounting and shareholder services (to the extent those fees are not paid by a Fund), and for distribution and marketing services performed with respect to the Funds. This fee is generally based on a flat fee, a fee for each share class available at the authorized agent and/or a percentage of the average value of accounts for which the authorized agent provides services. Such payments for distribution and marketing services are generally made as compensation or reimbursement for one or more of the following: (1) expenses incurred by authorized agents for their sales activities with respect to the Funds, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of authorized agents for their sales activities; (2) marketing and promotional services by authorized agents, such as business planning assistance, educating personnel about the Funds and sponsoring sales meetings; (3) transaction or processing fees; and (4) conferences and events sponsored by the authorized agent. A number of factors may be considered in determining the amount of the payments associated with such services, including that authorized agent’s sales, client assets invested in the Funds and redemption rates, the quality of the authorized agent’s relationship with Artisan Partners, and the nature of the services provided by the authorized agent to its clients. Authorized agents that receive these types of payments may have a conflict of interest in recommending or selling Fund shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. Although neither the Funds nor Artisan Partners pays for a Fund to be included in an authorized agent’s “preferred list” or other promotional program, some authorized agents that receive compensation as described above may have such programs in which the Funds may be included.
Please contact your authorized agent for details about payments it may receive from the Funds, Artisan Partners or their affiliates.
Artisan Partners Funds reserves the right to waive or reduce the minimum investment requirements as described under “Investing with Artisan Partners Funds – Minimum Investments.”  Artisan Floating Rate Fund and Artisan High Income Fund reserve the right to waive or reduce the 2% redemption fee on shares held for 90 days or less for any account held through an authorized agent or other financial intermediary and currently waives the redemption fee on redemptions of shares held by certain retirement or profit-sharing plans, shares purchased through certain authorized agents or financial intermediaries and shares purchased in connection with RIK Programs offered by one or more financial intermediaries. Further discussion about the Funds' participation in RIK Programs, as applicable, is available in the SAI. In those cases where a financial intermediary passes the redemption fee through to underlying investors, the amount of the fee and the holding period generally will be consistent with Artisan Floating Rate Fund's and Artisan High Income Fund's criteria. However, due to differences in operational procedures and policies, the financial intermediaries’ methods for tracking and calculating the fee may be different in some respects from the methods employed by the Funds. If you purchase shares of Artisan Floating Rate Fund and Artisan High Income Fund through a financial intermediary, you should contact the financial intermediary for more information on how redemption fees will be applied to your shares.
Anti-Money Laundering Compliance
Artisan Partners Funds is required to comply with various anti-money laundering laws and regulations. Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an Artisan Partners Funds account, you must provide certain identifying information on your account application. If you are transferring the ownership of your account, you also will need to provide identification information about the transferee. If you fail to provide
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the appropriate information to the Funds, the Funds may try to contact you to obtain the necessary information. If you are unable to provide the requested information, the Funds are unable to contact you within the period of time Artisan Partners Funds considers appropriate, or Artisan Partners Funds believes that the nature of the information needed is such that follow-up contact is not appropriate, your application will be rejected and the monies received to establish your account will be returned to you. For some investors and types of accounts, this could have adverse consequences. For example, an IRA holder with a limited amount of time to accomplish a rollover of IRA assets could suffer unfavorable tax consequences as a result of the Funds’ inability to process an application. As a result, it is very important that the application be filled out completely. If you have questions about completing your application, please call 800.344.1770.
After your account is established, the Funds also may take other actions or ask to see other identifying documents to verify your identity. These actions may include checking your identifying information against various databases and requesting identifying documents, such as a business license, for an entity, or a driver’s license or other state identification card, for an individual, to verify your identity. If Artisan Partners Funds is unable to verify your identity from the information you provide, your account will be closed and the redemption proceeds will be paid to you (unless Artisan Partners Funds is required to “freeze” your account as described below). You will receive the share price next calculated after Artisan Partners Funds determines that it is unable to verify your identity (so your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction).
If at any time Artisan Partners Funds believes you may be involved in suspicious activity or if your identifying information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” your account. The Funds also may be required to provide a governmental agency with information about your attempt to establish a new account or about transactions that have occurred in your account.
The Funds also may be required to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform you that it has taken the actions described above.
Inappropriate Trading
Artisan Partners Funds attempts to identify investors who appear to engage in trading Artisan Partners Funds considers inappropriate, which may include frequent or short-term trading, and to take reasonable steps to deter such activity.
The Funds cannot always identify or reasonably detect frequent, short-term or other inappropriate trading. In particular, it may be difficult to identify frequent, short-term or other inappropriate trading in certain omnibus accounts and other accounts traded through financial intermediaries (which may include broker-dealers, retirement plan administrators, insurance company separate accounts, bank trust departments or other financial services organizations), some of which may be authorized agents of the Funds. By their nature, omnibus accounts conceal from the Funds the identity of individual investors and their transactions. Artisan Partners Funds complies fully with applicable federal rules requiring it to reach an agreement with each of its financial intermediaries pursuant to which certain information regarding purchases, redemptions, transfers and exchanges of Fund shares by underlying beneficial owners through financial intermediary accounts will be provided to the Funds upon request, but there can be no guarantee that all frequent, short-term or other trading activity the Funds may consider inappropriate will be detected, even with such agreements in place. If Artisan Partners Funds is unsuccessful in reaching such an agreement with any financial intermediary, Artisan Partners Funds will terminate that financial intermediary’s ability to purchase shares of the Funds for its customers.
Artisan Partners Funds’ board of directors has adopted policies and procedures to address frequent or short-term trading. Artisan Partners Funds attempts to deter frequent or short-term trading through various methods, which include:
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monitoring trading activity as described below;
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fair valuation of securities as described under “Investing with Artisan Partners Funds – Share Price”; and
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redemption fees on Artisan Floating Rate Fund and Artisan High Income Fund as described under "Redeeming Shares - Redemption Fee."
The nature of the efforts undertaken and the resulting action by Artisan Partners Funds depends, among other things, on the type of shareholder account. Trading activity is monitored selectively on a daily basis in an effort to detect frequent, short-term or other inappropriate trading. If Artisan Partners Funds believes that an investor has engaged in frequent, short-term or other inappropriate trading, it may reject future purchases of Fund shares in that account or related accounts, or by that investor, with or without prior notice; reject a particular purchase order; limit exchanges among Artisan Partners Funds; and/or refuse to open an account. If inappropriate trading is detected in an account registered in the name of a financial intermediary or plan sponsor (as applicable), Artisan Partners Funds may request that the financial intermediary or plan sponsor (as applicable) take action to prevent the particular investor or investors from engaging in that trading. Investments in a Fund by ReFlow Fund, LLC (“ReFlow”) or similar institutional investors in connection with the RIK Programs are exempt from Artisan Partners Funds’ policies and procedures to address frequent or short-term trading because they generally do not raise market timing or excessive trading concerns. Further discussion about the Funds’ participation in the RIK Programs, as applicable, is available in the SAI.
Rejection of future purchases by a retirement plan because of inappropriate trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in inappropriate trading. To avoid those collateral consequences, for retirement plans, Artisan Partners Funds generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the inappropriate trading activity to cease. If inappropriate trading
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activity recurs, Artisan Partners Funds may refuse all future purchases from the plan, including those of plan participants not involved in the inappropriate activity.
A financial intermediary through which you may purchase shares of a Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the financial intermediary may require the Funds’ consent or direction to undertake those efforts. In other cases, Artisan Partners Funds may elect to allow the financial intermediary to apply its own policies with respect to inappropriate trading in lieu of seeking to apply Artisan Partners Funds’ policies to shareholders investing in the Funds through such financial intermediary, based upon Artisan Partners Funds’ conclusion that the financial intermediary’s policies sufficiently protect shareholders of the Funds. In either case, the Funds may have little or no ability to modify the parameters or limits on trading activity set by the financial intermediary. As a result, a financial intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Funds and discussed in this prospectus. The Funds’ ability to impose restrictions on trading activity with respect to accounts traded through a particular financial intermediary may also vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular financial intermediary. If you purchase Fund shares through a financial intermediary, you should contact the financial intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.
Artisan Partners Funds expects direct investors in Institutional Shares of the Funds who do not trade through a financial intermediary that trades electronically to engage in relatively few transactions. Artisan Partners Funds considers more excessive transactions (purchase or redemption) in Institutional Shares by such a direct investor inappropriate.
The identification of inappropriate trading involves judgments that are inherently subjective and the above actions alone or taken together with the other means by which Artisan Partners Funds seeks to discourage certain types of inappropriate trading (through the use of short term redemption fees on Artisan Floating Rate Fund and Artisan High Income Fund and fair value pricing, for example) cannot eliminate the possibility that inappropriate trading activity in the Funds will occur. Trading activity, appropriate or inappropriate, may affect the Funds and other shareholders (see “Risks You Should Consider”).
Portfolio Security Holdings Disclosure
A complete list of each Fund’s portfolio holdings, except Artisan Emerging Markets Debt Opportunities Fund and Artisan Global Unconstrained Fund, as of the close of each calendar quarter, will be made publicly available on Artisan Partners Funds’ website on the applicable Disclosure Date (as defined herein), provided that the list of portfolio holdings of Artisan International Value Fund will generally be comprised of only those portfolio holdings representing more than 1% of the net asset value of Artisan International Value Fund that are required to be disclosed in an SEC filing as of the close of such calendar quarter. The Disclosure Date for each calendar quarter shall be the 30th day of the following calendar quarter for Artisan International Explorer Fund and Artisan International Value Fund and the 15th day of the following calendar quarter for each other Fund (except for Artisan Emerging Markets Debt Opportunities Fund and Artisan Global Unconstrained Fund, as noted above). Artisan Partners Funds, from time to time, authorizes an alternative Disclosure Date for publishing the lists of Fund portfolio holdings on Artisan Partners Funds’ website (www.artisanpartners.com). A list of portfolio holdings is also included in reports each Fund files with the SEC after the end of each quarter. A Fund may disclose its top ten holdings or a partial list of its holdings, or discuss one or more portfolio holdings provided that the holdings have been made publicly available on Artisan Partners Funds’ website at least one day prior to disclosure of such information or has been included in an SEC filing that is required to include the information. A discussion of one or more portfolio holdings also may be made available, provided that the substance of such discussion has been made publicly available on Artisan Partners Funds’ website at least one day prior to disclosure of such information or is otherwise publicly available. Any such list of holdings or discussion of one or more portfolio holdings will remain available on Artisan Partners Funds’ website at least until the date on which each Fund files a report with the SEC that includes a list of portfolio holdings and is for the period that includes the date as of which such information is current. Portfolio holdings information can be found on Artisan Partners Funds’ website at www.artisanpartners.com/individual-investors/news-insights/research-data/holdings.html. Further discussion about the Funds’ policies and procedures in connection with the disclosure of portfolio holdings is available in the SAI.
Cost Basis Reporting
Upon the redemption or exchange of your shares in a Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally will be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a Fund account, the Fund’s default method of average cost (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply. Please see Artisan Partners Funds’ website (www.artisanpartners.com) or call Artisan Partners Funds at 800.344.1770, or consult your financial intermediary, as applicable, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.
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Distributions and Taxes
Each Fund intends to distribute substantially all of its net income and net realized capital gains to investors at least annually. Artisan Emerging Markets Debt Opportunities Fund and Artisan Global Unconstrained Fund typically declare and pay income distributions monthly, and distribute net realized capital gains no less frequently than annually. Artisan Floating Rate Fund and Artisan High Income Fund typically declare income distributions daily and pay income distributions monthly, and distribute net realized capital gains no less frequently than annually. Artisan International Value Fund typically declares and pays income distributions quarterly, and distributes net realized capital gains no less frequently than annually. Each Fund’s investment decisions generally are made without regard to tax consequences to shareholders. As a result, each Fund may be less tax-efficient than other mutual funds that take tax consequences into account in the investment process. The “Fund Summaries” section of this prospectus includes information on each Fund’s after-tax returns.
Distribution Options
When you open an account, you may specify on your application how you want to receive your distributions. If you later want to change your selection, you may submit a written request to the Funds’ transfer agent, call us at 800.344.1770 or visit www.artisanpartners.com.
Each Fund offers the following options, which you may select on your application:
Reinvestment Option—Your income dividends and capital gain distributions will be reinvested in additional shares of the Fund. If you do not indicate a choice on your application, we will automatically reinvest your distributions.
Income-Only Option—We will automatically reinvest your capital gain distributions, but send income dividends to you by check or to your predesignated US bank account by EFT.
Capital Gains-Only Option—We will automatically reinvest your income dividends, but send capital gain distributions to you by check or to your predesignated US bank account by EFT.
Cash Option—We will send all distributions to you by check or to your predesignated US bank account by EFT.
In IRA accounts, all distributions are automatically reinvested because payments in cash likely would be subject to income tax and penalties. After you are 59 ½, you may request payment of distributions in cash. Distributions paid in cash, even after you are 59 ½, likely will be subject to income tax.
When you reinvest, the reinvestment price is the Fund’s NAV per share of a class of a Fund at the close of business on the reinvestment date.
Distribution checks usually will begin to be mailed promptly after the payment date.
Taxes
The following discussion is a summary of some important US federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. For example, if your investment is held through a tax-advantaged account such as an employee benefit plan or if you are a foreign person (defined below), other results may be obtained and other considerations may apply. Please consult your tax advisor about US federal, state, local or foreign tax laws applicable to you.
When you sign your account application, you are asked to furnish your Social Security or taxpayer identification number and certify that your Social Security or taxpayer identification number is correct, that you are a US person and that you are not subject to backup withholding for failing to report income to the Internal Revenue Service (IRS). If you fail to comply with this procedure, the Fund is required to withhold a percentage of your taxable dividends, distributions and proceeds from redemptions.
Each Fund has elected (or intends to elect) and intends to qualify each year to be treated as a “regulated investment company.”  A regulated investment company is not subject to US federal income taxes at the fund level on income and gains that are distributed to shareholders in a timely manner.
Taxes on Redemptions—When you redeem shares in a Fund, you will generally recognize a capital gain or loss if there is a difference between the basis of your shares (typically, their cost) and the price you receive when you redeem them. Capital gain or loss realized from a redemption of shares held for more than one year will generally be treated as long-term capital gain or loss. Otherwise, the gain or loss will generally be treated as short-term capital gain or loss. However, if you realize a loss from a redemption of Fund shares held for six months or less, such loss will be treated as long-term, rather than short-term, to the extent of capital gain dividends you have received (or are deemed to have been received) with respect to those shares.
Whenever you redeem shares of a Fund, you will receive a confirmation statement showing how many shares you sold and at what price. Shareholders holding shares in taxable accounts also may receive a year-end statement early in the following year. This will allow you or your tax preparer to determine the tax consequences of each redemption. (See also “Other Information – Cost Basis Reporting” above.) However, be sure to keep your regular account statements and tax forms; that information will be essential in verifying the amount of your capital gains or losses.
Taxes on Exchanges of Fund Shares—An exchange of shares of one Fund for shares of another Fund will be a taxable transaction. Any gain or loss resulting from such an exchange will generally be treated as a capital gain or loss for US federal income tax purposes, and will be long-term or short-term capital gain or loss depending on how long you have held your shares. For US federal income tax purposes, an exchange
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of shares of one Fund directly for shares of a different class of the same Fund generally is not expected to be a taxable event or to result in recognition of a gain or loss by the exchanging shareholder.
Taxes on Distributions—Distributions are generally subject to US federal income tax, and may be subject to state or local taxes. If you are a US citizen residing outside the United States, your distributions also may be taxed by the country in which you reside.
Your distributions are generally taxable in the year they are paid, whether you take them in cash or reinvest them in additional shares. For US federal income tax purposes, any distribution that is paid in January but that was declared in October, November or December of the prior calendar year with a record date in one of those months is taxable as if you received it on December 31 of the prior calendar year.
For US federal income tax purposes, a Fund’s income and short-term capital gain distributions are generally taxed as ordinary income, whether paid in cash or in additional shares, except to the extent such distributions are attributable to “qualified dividend income,” as described below.
Long-term capital gain distributions properly reported by a Fund as capital gain dividends will be taxable as long-term capital gains includible in net capital gains and taxed to individuals at reduced rates. Whether gains realized by a Fund are long-term or short-term depends on the length of time that the Fund held the asset it sold.
Net capital gains rates apply to distributions received by noncorporate shareholders that are attributable to “qualified dividend income,” provided certain holding period and other requirements are satisfied. The amount of Fund dividends eligible to be taxed as qualified dividend income at the reduced rate generally is not permitted to exceed the amount of the aggregate qualifying dividends received by that Fund. To the extent a Fund distributes amounts of dividends that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Each of Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Global Unconstrained Fund, Artisan High Income Fund and Artisan International Explorer Fund generally does not expect a significant portion of its distributions to be derived from qualified dividend income. Distributions from REITs generally do not qualify as qualified dividend income.
A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any capital gain dividends paid by a Fund, and net gains recognized on the sale, redemption or exchange of shares of a Fund.
A portion of each Fund’s dividends also may be eligible for the dividends-received deduction generally available to corporations, provided certain holding period and other requirements are satisfied. The eligible portion may not exceed the aggregate dividends a Fund receives from US corporations. Funds with higher concentrations of securities other than stock of US corporations are generally not expected to designate a significant portion of their distributions as qualifying for the corporate dividends-received deduction.
A Fund’s income or proceeds from investments in foreign securities may be subject to foreign withholding or other taxes, which, where applicable, will reduce the return on those securities. If more than 50% of the value of a Fund’s total assets at the end of its taxable year is invested in stock or securities of foreign corporations, the Fund will be eligible to elect to permit shareholders to claim a credit or deduction with respect to foreign taxes incurred by the Fund. A Fund may choose not to make such an election, even if it is eligible to do so.
Early in each calendar year, each Fund will send you and the IRS a Form 1099 showing the amount and character of taxable distributions you received (including those reinvested in additional shares) in the previous calendar year. Certain shareholders may receive an annual statement and not a Form 1099.
A Fund’s distributions are generally subject to tax as described herein even if such distributions are paid from income or gains earned by the Fund prior to a shareholder’s investment and thus were included in the price paid for the shares. As a result, if you invest in a Fund shortly before it makes a distribution, the distribution will be taxable even though it may economically represent a return of your investment.
Artisan Partners Funds generally publishes estimates of their distributions in advance of the planned record and payment dates, except that Artisan Floating Rate Fund and Artisan High Income Fund do not publish estimates of daily income dividends, Artisan Emerging Markets Debt Opportunities Fund and Artisan Global Unconstrained Fund do not publish estimates of monthly income dividends and Artisan International Value Fund does not publish estimates of quarterly income dividends. There is no assurance that the Funds will publish such estimates in the future. Those estimates, if published, are for planning purposes and are subject to change.
Taxation of Certain Investments—Certain of a Fund’s investment practices, including transactions in respect of foreign currencies, investments in certain debt obligations and derivatives can affect the amount, timing and character of distributions to shareholders, and may cause the Fund to recognize taxable income in excess of the cash generated by such investments. Thus, a Fund could be required at times to dispose of investments, including when it is not otherwise advantageous to do so, in order to satisfy distribution requirements for treatment as a regulated investment company. Such dispositions could increase the amount of short-term capital gain distributions (taxed at ordinary income rates) and capital gain dividends made to shareholders.
Tax rules are not entirely clear about certain issues relating to debt obligations that are in the lowest rating categories; each Fund will need to address these issues as they arise in order to seek to ensure that it continues to qualify as a regulated investment company.
Non-US Investors—Dividends paid by a Fund to shareholders that are not “United States persons” within the meaning of the Code (“foreign persons”) and properly reported by the Fund as (i) capital gain dividends, (ii) “interest-related dividends” (i.e., dividends attributable to US-
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source interest income that, in general, would not be subject to US federal income tax if earned directly by an individual foreign person) and (iii) “short-term capital gain dividends” (i.e., dividends attributable to net short-term capital gains in excess of net long-term capital losses) generally are not subject to withholding of US federal income tax. Dividends paid by a Fund to foreign persons other than capital gain dividends, interest-related dividends, and short-term capital gain dividends generally are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate). Foreign persons should refer to the SAI for further information and should consult their tax advisors as to the tax consequences to them of owning Fund shares.
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Financial Highlights
The financial highlights tables are intended to help you understand the Funds’ financial performance for each share class for the past 5 years or, if shorter, for the period of a Fund’s operations. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in the Funds’ Form N-CSR, which is available upon request. Footnotes are presented on Pages [187-188.]
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Less Distributions From			Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Expenses to Average Net Assets Excluding Waivers(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)
					Net Investment Income	Net Realized Gains	Total Distributions
Developing World Fund
Investor Shares
9/30/2025	$21.16	(0.16)	4.28	4.12	—	—	—	$25.28	19.47%	$400,910	1.29%	n/a	(0.70)%	77.88%
9/30/2024	$14.84	(0.11)	6.43	6.32	—	—	—	$21.16	42.59%	$348,562	1.31%	n/a	(0.64)%	60.10%
9/30/2023	$12.12	(0.11)	2.85	2.74	(0.02)	—	(0.02)	$14.84	22.60%	$281,835	1.30%	n/a	(0.74)%	67.53%
9/30/2022	$25.55	(0.17)	(11.19)	(11.36)	—	(2.07)	(2.07)	$12.12	(48.39)%	$349,016	1.28%	n/a	(0.92)%	87.26%
9/30/2021	$22.98	(0.29)	3.97	3.68	—	(1.11)	(1.11)	$25.55	16.15%	$899,701	1.26%	n/a	(1.09)%	126.20%
Advisor Shares
9/30/2025	$21.41	(0.12)	4.33	4.21	—	—	—	$25.62	19.72%	$2,111,047	1.13%	n/a	(0.54)%	77.88%
9/30/2024	$14.98	(0.08)	6.51	6.43	—	—	—	$21.41	42.86%	$1,716,768	1.13%	n/a	(0.46)%	60.10%
9/30/2023	$12.25	(0.08)	2.86	2.78	(0.05)	—	(0.05)	$14.98	22.80%	$1,318,082	1.13%	n/a	(0.56)%	67.53%
9/30/2022	$25.77	(0.14)	(11.31)	(11.45)	—	(2.07)	(2.07)	$12.25	(48.32)%	$1,620,067	1.11%	n/a	(0.75)%	87.26%
9/30/2021	$23.13	(0.24)	3.99	3.75	—	(1.11)	(1.11)	$25.77	16.35%	$4,648,125	1.09%	n/a	(0.92)%	126.20%
Institutional Shares
9/30/2025	$21.55	(0.11)	4.37	4.26	—	—	—	$25.81	19.81%	$1,856,855	1.04%	n/a	(0.45)%	77.88%
9/30/2024	$15.07	(0.07)	6.55	6.48	—	—	—	$21.55	43.00%	$1,542,385	1.05%	n/a	(0.38)%	60.10%
9/30/2023	$12.33	(0.07)	2.88	2.81	(0.07)	—	(0.07)	$15.07	22.88%	$1,209,431	1.05%	n/a	(0.48)%	67.53%
9/30/2022	$25.90	(0.12)	(11.38)	(11.50)	—	(2.07)	(2.07)	$12.33	(48.27)%	$1,282,523	1.03%	n/a	(0.66)%	87.26%
9/30/2021	$23.22	(0.22)	4.01	3.79	—	(1.11)	(1.11)	$25.90	16.46%	$3,178,364	1.00%	n/a	(0.83)%	126.20%
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Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Less Distributions From			Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Expenses to Average Net Assets Excluding Waivers(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)
					Net Investment Income	Net Realized Gains	Total Distributions
Emerging Markets Debt Opportunities Fund
Investor Shares
9/30/2025	$10.43	0.89	0.26	1.15	(0.80)	(0.11)	(0.91)	$10.67	11.57%	$10,229	1.26%*	2.23%*	8.57%	91.58%
9/30/2024	$10.14	0.79	0.60	1.39	(0.89)	(0.21)	(1.10)	$10.43	14.60%	$3,744	1.28%*	3.22%*	7.67%	101.04%
9/30/2023	$9.60	0.68	0.81	1.49	(0.72)	(0.23)	(0.95)	$10.14	16.01%	$2,646	1.30%*	8.04%*	6.64%	147.67%
4/7/2022 (Commencement) -9/30/2022	$10.00	0.24	(0.41)	(0.17)	(0.23)	—	(0.23)	$9.60	(1.72)%	$88	1.25%	170.55%	5.07%	38.16%
Advisor Shares
9/30/2025	$10.42	0.90	0.26	1.16	(0.81)	(0.11)	(0.92)	$10.66	11.70%	$50,247	1.16%*	1.48%*	8.67%	91.58%
9/30/2024	$10.14	0.80	0.59	1.39	(0.90)	(0.21)	(1.11)	$10.42	14.61%	$24,074	1.18%*	1.85%*	7.82%	101.04%
9/30/2023	$9.60	0.70	0.80	1.50	(0.73)	(0.23)	(0.96)	$10.14	16.26%	$9,466	1.20%*	2.99%*	6.80%	147.67%
4/7/2022 (Commencement) - 9/30/2022	$10.00	0.24	(0.41)	(0.17)	(0.23)	—	(0.23)	$9.60	(1.78)%	$433	1.15%	28.37%	5.02%	38.16%
Institutional Shares
9/30/2025	$10.43	0.91	0.25	1.16	(0.81)	(0.11)	(0.92)	$10.67	11.74%	$74,282	1.11%*	1.30%*	8.73%	91.58%
9/30/2024	$10.15	0.81	0.59	1.40	(0.91)	(0.21)	(1.12)	$10.43	14.68%	$47,771	1.13%*	1.64%*	7.91%	101.04%
9/30/2023	$9.60	0.71	0.81	1.52	(0.74)	(0.23)	(0.97)	$10.15	16.39%	$24,197	1.13%*	1.97%*	6.99%	147.67%
4/7/2022 (Commencement) - 9/30/2022	$10.00	0.23	(0.39)	(0.16)	(0.24)	—	(0.24)	$9.60	(1.65)%	$20,678	1.10%	1.57%	4.84%	38.16%

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Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Contribution from Advisor	Total from Operations	Less Distributions From				Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Expenses to Average Net Assets Excluding Waivers(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)
						Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
Floating Rate Fund
Investor Shares
9/30/2025	$9.58	0.70	(0.03)	—	0.67	(0.69)	—	—	(0.69)	$9.56	7.25%	$11,242	1.20%	1.55%	7.33%	92.03%
9/30/2024	$9.68	0.84	(0.09)	—	0.75	(0.82)	—	(0.03)	(0.85)	$9.58	8.09%	$12,805	1.20%	1.78%	8.76%	72.77%
9/30/2023	$9.30	0.82	0.38	—	1.20	(0.82)	—	—	(0.82)	$9.68	12.97%	$5,590	1.20%	2.74%	8.63%	76.50%
12/1/2021 (Commencement) - 9/30/2022	$10.00	0.32	(0.72)	—	(0.40)	(0.30)	—	—	(0.30)	$9.30	(4.17)%	$2,451	1.20%	7.19%	4.02%	48.90%
Advisor Shares
9/30/2025	$9.58	0.71	(0.04)	—	0.67	(0.70)	—	—	(0.70)	$9.55	7.37%	$35,221	1.10%	1.36%	7.50%	92.03%
9/30/2024	$9.68	0.85	(0.09)	—	0.76	(0.83)	—	(0.03)	(0.86)	$9.58	8.09%	$24,111	1.10%	1.45%	8.89%	72.77%
9/30/2023	$9.30	0.82	0.40	—	1.22	(0.84)	—	—	(0.84)	$9.68	13.09%	$18,031	1.10%	1.57%	8.66%	76.50%
12/1/2021 (Commencement) - 9/30/2022	$10.00	0.33	(0.72)	—	(0.39)	(0.31)	—	—	(0.31)	$9.30	(4.09)%	$16,705	1.10%	1.61%	4.16%	48.90%
Institutional Shares
9/30/2025	$9.58	0.72	(0.05)	—	0.67	(0.70)	—	—	(0.70)	$9.55	7.43%	$39,777	1.05%	1.24%	7.54%	92.03%
9/30/2024	$9.68	0.86	(0.09)	—	0.77	(0.84)	—	(0.03)	(0.87)	$9.58	8.15%	$35,899	1.05%	1.27%	8.95%	72.77%
9/30/2023	$9.30	0.82	0.40	—	1.22	(0.84)	—	—	(0.84)	$9.68	13.15%	$28,544	1.05%	1.36%	8.73%	76.50%
12/1/2021 (Commencement) - 9/30/2022	$10.00	0.33	(0.72)	—	(0.39)	(0.31)	—	—	(0.31)	$9.30	(4.07)%	$28,077	1.05%	1.27%	4.10%	48.90%
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Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Contribution from Advisor	Total from Operations	Less Distributions From				Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Expenses to Average Net Assets Excluding Waivers(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)
						Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
Focus Fund
Investor Shares
9/30/2025	$23.63	(0.05)	5.09	— (5)	5.04	—	(2.78)	—	(2.78)	$25.89	23.44%	$45,863	1.36%	n/a	(0.23)%	245.77%
9/30/2024	$16.43	— (5)	7.20	—	7.20	—	—	—	—	$23.63	43.76%	$42,763	1.29%	n/a	0.02%	401.50%
9/30/2023	$15.19	(0.02)	1.31	—	1.29	(0.05)	—	—	(0.05)	$16.43	8.57%	$47,959	1.30%	n/a	(0.14)%	271.28%
9/30/2022	$22.30	(0.06)	(3.61)	—	(3.67)	—	(3.44)	—	(3.44)	$15.19	(20.76)%	$237,102	1.24%	n/a	(0.31)%	240.40%
9/30/2021	$18.34	(0.11)	4.73	—	4.62	—	(0.66)	—	(0.66)	$22.30	25.70%	$340,450	1.25%	n/a	(0.52)%	316.74%
Advisor Shares
9/30/2025	$23.79	(0.01)	5.14	— (5)	5.13	—	(2.78)	—	(2.78)	$26.14	23.68%	$852,211	1.14%	n/a	(0.03)%	245.77%
9/30/2024	$16.52	0.03	7.24	—	7.27	—	—	—	—	$23.79	43.95%	$677,071	1.14%	n/a	0.13%	401.50%
9/30/2023	$15.25	0.01	1.34	—	1.35	(0.08)	—	—	(0.08)	$16.52	8.83%	$517,439	1.12%	n/a	0.06%	271.28%
9/30/2022	$22.36	(0.03)	(3.64)	—	(3.67)	—	(3.44)	—	(3.44)	$15.25	(20.60)%	$817,890	1.10%	n/a	(0.17)%	240.40%
9/30/2021	$18.36	(0.08)	4.74	—	4.66	—	(0.66)	—	(0.66)	$22.36	25.84%	$1,219,909	1.10%	n/a	(0.36)%	316.74%
Institutional Shares
9/30/2025	$23.87	0.02	5.15	— (5)	5.17	(0.01)	(2.78)	—	(2.79)	$26.25	23.81%	$355,636	1.06%	n/a	0.10%	245.77%
9/30/2024	$16.56	0.05	7.26	—	7.31	—	—	—	—	$23.87	44.08%	$441,168	1.05%	n/a	0.24%	401.50%
9/30/2023	$15.30	0.03	1.33	—	1.36	(0.10)	—	—	(0.10)	$16.56	8.94%	$356,438	1.03%	n/a	0.15%	271.28%
9/30/2022	$22.40	(0.02)	(3.64)	—	(3.66)	—	(3.44)	—	(3.44)	$15.30	(20.56)%	$553,450	1.01%	n/a	(0.08)%	240.40%
9/30/2021	$18.37	(0.06)	4.75	—	4.69	—	(0.66)	—	(0.66)	$22.40	25.93%	$738,016	1.01%	n/a	(0.27)%	316.74%

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Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Less Distributions From			Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Expenses to Average Net Assets Excluding Waivers(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)
					Net Investment Income	Net Realized Gains	Total Distributions
Global Discovery Fund
Investor Shares
9/30/2025	$20.61	(0.17)	2.82	2.65	—	(0.18)	(0.18)	$23.08	12.92%	$30,562	1.40%	1.43%	(0.80)%	67.34%
9/30/2024	$16.53	(0.15)	4.23	4.08	—	—	—	$20.61	24.68%	$33,480	1.40%	1.44%	(0.80)%	58.22%
9/30/2023	$14.15	(0.12)	2.50	2.38	—	—	—	$16.53	16.82%	$32,117	1.40%	1.43%	(0.76)%	50.02%
9/30/2022	$23.07	(0.17)	(7.02)	(7.19)	—	(1.73)	(1.73)	$14.15	(33.87)%	$36,925	1.38%	n/a	(0.91)%	59.23%
9/30/2021	$18.40	(0.20)	5.27	5.07	—	(0.40)	(0.40)	$23.07	27.93%	$63,547	1.38%	n/a	(0.96)%	47.02%
Advisor Shares
9/30/2025	$20.70	(0.15)	2.83	2.68	—	(0.18)	(0.18)	$23.20	13.01%	$12,648	1.30%	1.43%	(0.70)%	67.34%
9/30/2024	$16.58	(0.13)	4.25	4.12	—	—	—	$20.70	24.85%	$18,701	1.30%	1.41%	(0.70)%	58.22%
9/30/2023	$14.18	(0.10)	2.50	2.40	—	—	—	$16.58	16.93%	$17,886	1.30%	1.41%	(0.61)%	50.02%
9/30/2022	$23.09	(0.16)	(7.02)	(7.18)	—	(1.73)	(1.73)	$14.18	(33.79)%	$13,438	1.30%	1.41%	(0.84)%	59.23%
9/30/2021	$18.41	(0.19)	5.27	5.08	—	(0.40)	(0.40)	$23.09	27.97%	$19,954	1.30%	1.40%	(0.88)%	47.02%
Institutional Shares
9/30/2025	$20.86	(0.11)	2.86	2.75	—	(0.18)	(0.18)	$23.43	13.25%	$163,646	1.09%	n/a	(0.50)%	67.34%
9/30/2024	$16.68	(0.09)	4.27	4.18	—	—	—	$20.86	25.06%	$191,214	1.09%	n/a	(0.49)%	58.22%
9/30/2023	$14.25	(0.07)	2.52	2.45	(0.02)	—	(0.02)	$16.68	17.19%	$169,568	1.09%	n/a	(0.42)%	50.02%
9/30/2022	$23.15	(0.11)	(7.06)	(7.17)	—	(1.73)	(1.73)	$14.25	(33.65)%	$182,038	1.06%	n/a	(0.58)%	59.23%
9/30/2021	$18.41	(0.14)	5.28	5.14	—	(0.40)	(0.40)	$23.15	28.30%	$270,640	1.08%	n/a	(0.63)%	47.02%
Global Equity Fund
Investor Shares
9/30/2025	$21.41	0.13	8.08	8.21	(0.15)	(2.00)	(2.15)	$27.47	42.50%	$89,641	1.35%	n/a	0.57%	187.11%
9/30/2024	$16.48	0.02	5.07	5.09	(0.16)	—	(0.16)	$21.41	31.12%	$74,466	1.35%	n/a	0.11%	136.55%
9/30/2023	$14.19	0.07	2.36	2.43	(0.14)	—	(0.14)	$16.48	17.16%	$66,468	1.30%	n/a	0.40%	131.91%
9/30/2022	$24.46	0.06	(6.59)	(6.53)	—	(3.74)	(3.74)	$14.19	(31.48)%	$66,270	1.28%	n/a	0.33%	92.81%
9/30/2021	$23.03	(0.11)	4.33	4.22	—	(2.79)	(2.79)	$24.46	19.70%	$151,122	1.26%	n/a	(0.47)%	119.10%
Advisor Shares
9/30/2025	$21.42	0.14	8.11	8.25	(0.18)	(2.00)	(2.18)	$27.49	42.71%	$19,040	1.25%	1.67%	0.60%	187.11%
9/30/2024	$16.49	0.04	5.06	5.10	(0.17)	—	(0.17)	$21.42	31.20%	$4,387	1.25%	2.09%	0.21%	136.55%
9/30/2023	$14.19	0.08	2.37	2.45	(0.15)	—	(0.15)	$16.49	17.26%	$4,462	1.25%	1.79%	0.46%	131.91%
9/30/2022	$24.46	0.03	(6.56)	(6.53)	—	(3.74)	(3.74)	$14.19	(31.48)%	$4,027	1.25%	1.61%	0.14%	92.81%
9/30/2021	$23.04	(0.11)	4.32	4.21	—	(2.79)	(2.79)	$24.46	19.64%	$14,273	1.25%	1.62%	(0.46)%	119.10%
Institutional Shares
9/30/2025	$21.74	0.18	8.22	8.40	(0.21)	(2.00)	(2.21)	$27.93	42.86%	$93,141	1.10%	n/a	0.80%	187.11%
9/30/2024	$16.73	0.07	5.15	5.22	(0.21)	—	(0.21)	$21.74	31.47%	$102,643	1.09%	n/a	0.37%	136.55%
9/30/2023	$14.40	0.11	2.41	2.52	(0.19)	—	(0.19)	$16.73	17.52%	$115,132	1.04%	n/a	0.67%	131.91%
9/30/2022	$24.72	0.13	(6.71)	(6.58)	—	(3.74)	(3.74)	$14.40	(31.34)%	$105,954	1.04%	n/a	0.72%	92.81%
9/30/2021	$23.21	(0.06)	4.36	4.30	—	(2.79)	(2.79)	$24.72	19.91%	$168,343	1.05%	n/a	(0.24)%	119.10%

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Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Contribution from Advisor	Total from Operations	Less Distributions From			Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Expenses to Average Net Assets Excluding Waivers(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)
						Net Investment Income	Net Realized Gains	Total Distributions
Global Opportunities Fund
Investor Shares
9/30/2025	$36.12	(0.09)	3.23	—	3.14	—	(3.92)	(3.92)	$35.34	9.48%	$600,562	1.18%	n/a	(0.26)%	68.63%
9/30/2024	$28.01	(0.14)	8.96	—	8.82	—	(0.71)	(0.71)	$36.12	32.13%	$707,994	1.18%	n/a	(0.44)%	52.39%
9/30/2023	$24.32	(0.08)	3.77	—	3.69	—	—	—	$28.01	15.17%	$680,672	1.14%	n/a	(0.28)%	34.14%
9/30/2022	$39.09	(0.08)	(10.71)	—	(10.79)	—	(3.98)	(3.98)	$24.32	(31.13)%	$782,904	1.14%	n/a	(0.26)%	37.32%
9/30/2021	$34.89	(0.10)	6.70	—	6.60	—	(2.40)	(2.40)	$39.09	19.89%	$1,514,576	1.13%	n/a	(0.27)%	44.44%
Advisor Shares
9/30/2025	$36.60	(0.05)	3.28	—	3.23	—	(3.92)	(3.92)	$35.91	9.61%	$427,691	1.05%	n/a	(0.14)%	68.63%
9/30/2024	$28.34	(0.10)	9.07	—	8.97	—	(0.71)	(0.71)	$36.60	32.28%	$517,357	1.05%	n/a	(0.30)%	52.39%
9/30/2023	$24.57	(0.05)	3.82	—	3.77	—	—	—	$28.34	15.34%	$466,663	1.01%	n/a	(0.16)%	34.14%
9/30/2022	$39.40	(0.04)	(10.81)	—	(10.85)	—	(3.98)	(3.98)	$24.57	(31.03)%	625,332	1.00%	n/a	(0.13)%	37.32%
9/30/2021	$35.10	(0.05)	6.75	—	6.70	—	(2.40)	(2.40)	$39.40	20.07%	$1,253,950	0.99%	n/a	(0.12)%	44.44%
Institutional Shares
9/30/2025	$37.23	(0.01)	3.34	—	3.33	—	(3.92)	(3.92)	$36.64	9.73%	$985,540	0.95%	n/a	(0.04)%	68.63%
9/30/2024	$28.78	(0.07)	9.23	—	9.16	—	(0.71)	(0.71)	$37.23	32.45%	$1,331,653	0.94%	n/a	(0.21)%	52.39%
9/30/2023	$24.93	(0.01)	3.86	—	3.85	—	—	—	$28.78	15.44%	$1,469,810	0.91%	n/a	(0.05)%	34.14%
9/30/2022	$39.89	(0.01)	(10.97)	—	(10.98)	—	(3.98)	(3.98)	$24.93	(30.97)%	$1,765,829	0.90%	n/a	(0.03)%	37.32%
9/30/2021	$35.47	(0.01)	6.83	—	6.82	—	(2.40)	(2.40)	$39.89	20.20%	$2,970,987	0.89%	n/a	(0.03)%	44.44%
Global Unconstrained Fund
Investor Shares
9/30/2025	$10.08	0.78	0.36	— (5)	1.14	(0.55)	(0.04)	(0.59)	$10.63	11.52%	$25,139	1.69%*	2.12%*	7.53%	85.58%
9/30/2024	$10.04	0.71	0.13	—	0.84	(0.61)	(0.19)	(0.80)	$10.08	8.87%	$10,710	1.63%(6)*	3.43%*	7.01%	68.63%
9/30/2023	$10.10	0.58	0.44	—	1.02	(0.86)	(0.22)	(1.08)	$10.04	10.82%	$1,064	2.09%*	9.88%*	5.81%	158.84%
3/31/2022 (Commencement) - 9/30/2022	$10.00	0.17	0.04	—	0.21	(0.11)	—	(0.11)	$10.10	2.10%	$466	1.75%*	54.50%*	3.28%	40.30%
Advisor Shares
9/30/2025	$10.09	0.79	0.35	— (5)	1.14	(0.56)	(0.04)	(0.60)	$10.63	11.62%	$391,579	1.61%*	1.81%*	7.61%	85.58%
9/30/2024	$10.05	0.70	0.15	—	0.85	(0.62)	(0.19)	(0.81)	$10.09	8.87%	$75,963	1.58%(6)*	2.03%*	6.92%	68.63%
9/30/2023	$10.11	0.57	0.46	—	1.03	(0.87)	(0.22)	(1.09)	$10.05	10.87%	$22,848	1.88%*	3.31%*	5.67%	158.84%
3/31/2022 (Commencement) - 9/30/2022	$10.00	0.18	0.04	—	0.22	(0.11)	—	(0.11)	$10.11	2.24%	$2,011	1.62%*	9.54%*	3.66%	40.30%
Institutional Shares
9/30/2025	$10.09	0.80	0.35	— (5)	1.15	(0.56)	(0.04)	(0.60)	$10.64	11.78%	$80,511	1.55%*	1.78%*	7.67%	85.58%
9/30/2024	$10.05	0.68	0.18	—	0.86	(0.63)	(0.19)	(0.82)	$10.09	8.92%	$31,696	1.60%(6)*	2.06%*	6.77%	68.63%
9/30/2023	$10.11	0.60	0.44	—	1.04	(0.88)	(0.22)	(1.10)	$10.05	10.97%	$23,359	1.92%*	2.91%*	6.02%	158.84%
3/31/2022 (Commencement) - 9/30/2022	$10.00	0.14	0.09	—	0.23	(0.12)	—	(0.12)	$10.11	2.27%	$12,558	1.48%*	2.57%*	2.82%	40.30%

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Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Less Distributions From			Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Expenses to Average Net Assets Excluding Waivers(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)
					Net Investment Income	Net Realized Gains	Total Distributions
Global Value Fund
Investor Shares
9/30/2025	$24.11	0.23	4.38	4.61	(0.24)	(0.95)	(1.19)	$27.53	20.15%	$266,704	1.26%	n/a	0.95%	17.38%
9/30/2024	$19.22	0.25	5.24	5.49	(0.16)	(0.44)	(0.60)	$24.11	29.24%	$241,559	1.26%	n/a	1.13%	16.35%
9/30/2023	$15.56	0.16	4.15	4.31	(0.05)	(0.60)	(0.65)	$19.22	28.28%	$209,160	1.26%	n/a	0.86%	13.77%
9/30/2022	$21.58	0.16	(4.26)	(4.10)	(0.19)	(1.73)	(1.92)	$15.56	(21.10)%	$199,274	1.25%	n/a	0.83%	24.37%
9/30/2021	$15.94	0.17	5.48	5.65	(0.01)	—	(0.01)	$21.58	35.46%	$287,469	1.24%	n/a	0.80%	39.62%
Advisor Shares
9/30/2025	$24.08	0.27	4.38	4.65	(0.28)	(0.95)	(1.23)	$27.50	20.37%	$435,438	1.10%	n/a	1.11%	17.38%
9/30/2024	$19.20	0.29	5.22	5.51	(0.19)	(0.44)	(0.63)	$24.08	29.43%	$337,314	1.11%	n/a	1.31%	16.35%
9/30/2023	$15.55	0.18	4.15	4.33	(0.08)	(0.60)	(0.68)	$19.20	28.46%	$254,503	1.11%	n/a	0.99%	13.77%
9/30/2022	$21.57	0.19	(4.26)	(4.07)	(0.22)	(1.73)	(1.95)	$15.55	(21.01)%	$254,970	1.11%	n/a	0.97%	24.37%
9/30/2021	$15.91	0.19	5.49	5.68	(0.02)	—	(0.02)	$21.57	35.70%	$324,013	1.10%	n/a	0.95%	39.62%
Institutional Shares
9/30/2025	$24.16	0.29	4.40	4.69	(0.30)	(0.95)	(1.25)	$27.60	20.49%	$2,070,500	1.01%	n/a	1.20%	17.38%
9/30/2024	$19.26	0.30	5.25	5.55	(0.21)	(0.44)	(0.65)	$24.16	29.55%	$1,930,911	1.01%	n/a	1.38%	16.35%
9/30/2023	$15.60	0.20	4.16	4.36	(0.10)	(0.60)	(0.70)	$19.26	28.58%	$1,588,054	1.01%	n/a	1.11%	13.77%
9/30/2022	$21.63	0.21	(4.27)	(4.06)	(0.24)	(1.73)	(1.97)	$15.60	(20.92)%	$1,363,881	1.01%	n/a	1.07%	24.37%
9/30/2021	$15.96	0.21	5.50	5.71	(0.04)	—	(0.04)	$21.63	35.80%	$1,863,947	1.01%	n/a	1.01%	39.62%
High Income Fund
Investor Shares
9/30/2025	$9.19	0.62	0.08	0.70	(0.62)	—	(0.62)	$9.27	7.87%	$707,666	0.94%	n/a	6.75%	29.82%
9/30/2024	$8.63	0.66	0.56	1.22	(0.66)	—	(0.66)	$9.19	14.64%	$609,401	0.95%	n/a	7.43%	32.01%
9/30/2023	$8.46	0.63	0.28	0.91	(0.68)	(0.06)	(0.74)	$8.63	10.44%	$698,504	0.94%	n/a	7.29%	18.46%
9/30/2022	$10.28	0.51	(1.58)	(1.07)	(0.53)	(0.22)	(0.75)	$8.46	(11.00)%	$756,049	0.94%	n/a	5.34%	55.84%
9/30/2021	$9.53	0.55	0.74	1.29	(0.54)	—	(0.54)	$10.28	13.79%	$1,436,340	0.95%	n/a	5.42%	58.10%
Advisor Shares
9/30/2025	$9.19	0.63	0.07	0.70	(0.63)	—	(0.63)	$9.26	8.04%	$3,678,633	0.78%	n/a	6.90%	29.82%
9/30/2024	$8.62	0.67	0.58	1.25	(0.68)	—	(0.68)	$9.19	14.83%	$3,486,020	0.79%	n/a	7.56%	32.01%
9/30/2023	$8.45	0.64	0.28	0.92	(0.69)	(0.06)	(0.75)	$8.62	10.62%	$3,021,295	0.79%	n/a	7.46%	18.46%
9/30/2022	$10.27	0.53	(1.59)	(1.06)	(0.54)	(0.22)	(0.76)	$8.45	(10.88)%	$2,570,217	0.79%	n/a	5.56%	55.84%
9/30/2021	$9.53	0.56	0.74	1.30	(0.56)	—	(0.56)	$10.27	13.86%	$3,263,582	0.79%	n/a	5.56%	58.10%
Institutional Shares
9/30/2025	$9.19	0.64	0.07	0.71	(0.64)	—	(0.64)	$9.26	8.15%	$5,970,073	0.69%	n/a	7.00%	29.82%
9/30/2024	$8.62	0.68	0.57	1.25	(0.68)	—	(0.68)	$9.19	14.95%	$4,729,917	0.69%	n/a	7.65%	32.01%
9/30/2023	$8.45	0.65	0.28	0.93	(0.70)	(0.06)	(0.76)	$8.62	10.72%	$3,439,268	0.70%	n/a	7.56%	18.46%
9/30/2022	$10.27	0.54	(1.59)	(1.05)	(0.55)	(0.22)	(0.77)	$8.45	(10.81)%	$2,482,806	0.70%	n/a	5.68%	55.84%
9/30/2021	$9.53	0.57	0.74	1.31	(0.57)	—	(0.57)	$10.27	13.97%	$2,372,161	0.70%	n/a	5.63%	58.10%
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Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Less Distributions From			Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Expenses to Average Net Assets Excluding Waivers(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)
					Net Investment Income	Net Realized Gains	Total Distributions
International Fund
Investor Shares
9/30/2025	$30.73	0.49	7.69	8.18	(0.24)	(2.52)	(2.76)	$36.15	29.38%	$1,753,671	1.18%	n/a	1.56%	111.26%
9/30/2024	$24.86	0.20	6.15	6.35	(0.27)	(0.21)	(0.48)	$30.73	25.92%	$1,533,080	1.19%	n/a	0.72%	83.27%
9/30/2023	$20.93	0.25	4.29	4.54	(0.30)	(0.31)	(0.61)	$24.86	21.79%	$1,513,239	1.19%	n/a	1.00%	76.96%
9/30/2022	$36.66	0.28	(8.90)	(8.62)	(0.24)	(6.87)	(7.11)	$20.93	(29.32)%	$1,575,634	1.19%	n/a	1.03%	50.49%
9/30/2021	$32.86	0.24	4.68	4.92	(0.08)	(1.04)	(1.12)	$36.66	15.32%	$3,019,360	1.18%	n/a	0.69%	67.41%
Advisor Shares
9/30/2025	$30.59	0.53	7.65	8.18	(0.27)	(2.52)	(2.79)	$35.98	29.58%	$1,186,978	1.05%	n/a	1.71%	111.26%
9/30/2024	$24.77	0.25	6.11	6.36	(0.33)	(0.21)	(0.54)	$30.59	26.07%	$870,424	1.05%	n/a	0.89%	83.27%
9/30/2023	$20.87	0.28	4.28	4.56	(0.35)	(0.31)	(0.66)	$24.77	21.99%	$791,282	1.05%	n/a	1.14%	76.96%
9/30/2022	$36.58	0.32	(8.86)	(8.54)	(0.30)	(6.87)	(7.17)	$20.87	(29.24)%	$829,517	1.05%	n/a	1.18%	50.49%
9/30/2021	$32.80	0.30	4.65	4.95	(0.13)	(1.04)	(1.17)	$36.58	15.47%	$1,718,258	1.04%	n/a	0.84%	67.41%
Institutional Shares
9/30/2025	$30.91	0.55	7.75	8.30	(0.29)	(2.52)	(2.81)	$36.40	29.71%	$3,192,013	0.96%	n/a	1.75%	111.26%
9/30/2024	$25.03	0.28	6.17	6.45	(0.36)	(0.21)	(0.57)	$30.91	26.19%	$2,883,423	0.96%	n/a	0.99%	83.27%
9/30/2023	$21.09	0.31	4.32	4.63	(0.38)	(0.31)	(0.69)	$25.03	22.04%	$2,582,094	0.96%	n/a	1.23%	76.96%
9/30/2022	$36.90	0.35	(8.95)	(8.60)	(0.34)	(6.87)	(7.21)	$21.09	(29.14)%	$2,588,387	0.97%	n/a	1.28%	50.49%
9/30/2021	$33.08	0.33	4.69	5.02	(0.16)	(1.04)	(1.20)	$36.90	15.56%	$4,920,404	0.95%	n/a	0.93%	67.41%
International Explorer Fund
Advisor Shares
9/30/2025	$12.59	0.27	1.53	1.80	(0.10)	(0.19)	(0.29)	$14.10	14.66%	$259,625	1.25%	n/a	2.09%	27.36%
9/30/2024	$10.47	0.13	2.21	2.34	(0.07)	(0.15)	(0.22)	$12.59	22.75%	$101,836	1.40%	1.44%(7)	1.10%	15.52%
9/30/2023	$8.69	0.12	1.67	1.79	(0.01)	—	(0.01)	$10.47	20.62%	$39,616	1.40%	1.75%	1.10%	23.97%
5/16/2022 (Commencement) - 9/30/2022	$10.00	0.02	(1.33)	(1.31)	—	—	—	$8.69	(13.10)%	$5,811	1.40%	6.08%	0.64%	11.60%
Institutional Shares
9/30/2025	$12.59	0.28	1.53	1.81	(0.10)	(0.19)	(0.29)	$14.11	14.73%	$152,141	1.20%	n/a	2.09%	27.36%
9/30/2024	$10.48	0.12	2.21	2.33	(0.07)	(0.15)	(0.22)	$12.59	22.70%	$57,313	1.33%	1.37%(7)	1.05%	15.52%
9/30/2023	$8.69	0.14	1.67	1.81	(0.02)	—	(0.02)	$10.48	20.80%	$36,073	1.35%	1.59%	1.31%	23.97%
5/16/2022 (Commencement) - 9/30/2022	$10.00	0.01	(1.32)	(1.31)	—	—	—	$8.69	(13.10)%	$14,725	1.35%	2.91%	0.25%	11.60%
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Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Less Distributions From			Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Expenses to Average Net Assets Excluding Waivers(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)
					Net Investment Income	Net Realized Gains	Total Distributions
International Small-Mid Fund
Investor Shares
9/30/2025	$18.59	0.01	1.30	1.31	—	(0.15)	(0.15)	$19.75	7.14%	$135,660	1.33%	n/a	0.06%	34.42%
9/30/2024	$15.55	— (5)	3.04	3.04	—	—	—	$18.59	19.55%	$203,785	1.32%	n/a	(0.02)%	33.05%
9/30/2023	$13.90	(0.03)	1.68	1.65	—	—	—	$15.55	11.87%	$264,373	1.30%	n/a	(0.16)%	26.46%
9/30/2022	$21.19	(0.06)	(6.65)	(6.71)	—	(0.58)	(0.58)	$13.90	(32.53)%	$301,480	1.28%	n/a	(0.32)%	22.12%
9/30/2021	$17.33	(0.09)	4.06	3.97	(0.11)	—	(0.11)	$21.19	22.99%	$531,882	1.30%	n/a	(0.42)%	28.29%
Advisor Shares
9/30/2025	$18.71	0.04	1.31	1.35	(0.01)	(0.15)	(0.16)	$19.90	7.25%	$827,049	1.16%	n/a	0.23%	34.42%
9/30/2024	$15.62	0.03	3.06	3.09	— (5)	—	— (5)	$18.71	19.85%	$1,176,167	1.15%	n/a	0.15%	33.05%
9/30/2023	$13.94	— (5)	1.68	1.68	— (5)	—	— (5)	$15.62	12.08%	$1,142,603	1.14%	n/a	0.01%	26.46%
9/30/2022	$21.23	(0.03)	(6.68)	(6.71)	—	(0.58)	(0.58)	$13.94	(32.47)%	$1,161,239	1.14%	n/a	(0.16)%	22.12%
9/30/2021	$17.35	(0.05)	4.06	4.01	(0.13)	—	(0.13)	$21.23	23.20%	$1,856,538	1.14%	n/a	(0.26)%	28.29%
Institutional Shares
9/30/2025	$18.94	0.06	1.32	1.38	(0.02)	(0.15)	(0.17)	$20.15	7.42%	$2,091,513	1.08%	n/a	0.33%	34.42%
9/30/2024	$15.81	0.04	3.10	3.14	(0.01)	—	(0.01)	$18.94	19.88%	$3,367,529	1.07%	n/a	0.25%	33.05%
9/30/2023	$14.12	0.02	1.69	1.71	(0.02)	—	(0.02)	$15.81	12.10%	$2,672,752	1.07%	n/a	0.09%	26.46%
9/30/2022	$21.47	(0.01)	(6.76)	(6.77)	—	(0.58)	(0.58)	$14.12	(32.38)%	$2,505,844	1.06%	n/a	(0.08)%	22.12%
9/30/2021	$17.54	(0.04)	4.11	4.07	(0.14)	—	(0.14)	$21.47	23.30%	$3,897,436	1.06%	n/a	(0.17)%	28.29%
International Value Fund
Investor Shares
9/30/2025	$52.03	0.86	3.71	4.57	(0.84)	(1.21)	(2.05)	$54.55	9.26%	$3,308,486	1.18%	n/a	1.70%	24.70%
9/30/2024	$42.69	0.65	10.40	11.05	(0.88)	(0.83)	(1.71)	$52.03	26.51%	$3,160,578	1.19%	n/a	1.37%	14.78%
9/30/2023	$32.96	0.47	9.98	10.45	(0.08)	(0.64)	(0.72)	$42.69	31.97%	$2,661,694	1.18%	n/a	1.13%	19.48%
9/30/2022	$44.49	0.45	(7.77)	(7.32)	(1.17)	(3.04)	(4.21)	$32.96	(18.40)%	$2,059,112	1.19%	n/a	1.13%	22.69%
9/30/2021	$32.94	1.01	10.88	11.89	(0.09)	(0.25)	(0.34)	$44.49	36.13%	$2,728,996	1.18%	n/a	2.39%	32.90%
Advisor Shares
9/30/2025	$51.91	0.92	3.72	4.64	(0.92)	(1.21)	(2.13)	$54.42	9.41%	$12,581,441	1.05%	n/a	1.83%	24.70%
9/30/2024	$42.66	0.73	10.36	11.09	(1.01)	(0.83)	(1.84)	$51.91	26.68%	$10,859,010	1.04%	n/a	1.54%	14.78%
9/30/2023	$32.89	0.54	9.95	10.49	(0.08)	(0.64)	(0.72)	$42.66	32.17%	$7,949,554	1.04%	n/a	1.31%	19.48%
9/30/2022	$44.46	0.52	(7.76)	(7.24)	(1.29)	(3.04)	(4.33)	$32.89	(18.27)%	$4,705,187	1.05%	n/a	1.29%	22.69%
9/30/2021	$32.90	1.14	10.78	11.92	(0.11)	(0.25)	(0.36)	$44.46	36.31%	$6,072,617	1.04%	n/a	2.70%	32.90%
Institutional Shares
9/30/2025	$52.18	0.98	3.73	4.71	(0.97)	(1.21)	(2.18)	$54.71	9.53%	$25,271,427	0.95%	n/a	1.93%	24.70%
9/30/2024	$42.89	0.77	10.44	11.21	(1.09)	(0.83)	(1.92)	$52.18	26.81%	$22,197,352	0.95%	n/a	1.63%	14.78%
9/30/2023	$33.04	0.56	10.01	10.57	(0.08)	(0.64)	(0.72)	$42.89	32.27%	$17,529,499	0.95%	n/a	1.36%	19.48%
9/30/2022	$44.69	0.55	(7.80)	(7.25)	(1.36)	(3.04)	(4.40)	$33.04	(18.20)%	$13,366,731	0.95%	n/a	1.36%	22.69%
9/30/2021	$33.06	1.16	10.86	12.02	(0.14)	(0.25)	(0.39)	$44.69	36.45%	$13,304,215	0.95%	n/a	2.72%	32.90%
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Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Less Distributions From			Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Expenses to Average Net Assets Excluding Waivers(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)
					Net Investment Income	Net Realized Gains	Total Distributions
Mid Cap Fund
Investor Shares
9/30/2025	$37.05	(0.32)	7.57	7.25	—	(5.23)	(5.23)	$39.07	21.14%	$982,840	1.20%	n/a	(0.90)%	62.54%
9/30/2024	$31.95	(0.32)	5.42	5.10	—	—	—	$37.05	15.96%	$1,184,394	1.19%	n/a	(0.92)%	44.94%
9/30/2023	$28.45	(0.26)	3.84	3.58	(0.08)	—	(0.08)	$31.95	12.62%	$1,350,885	1.20%	n/a	(0.83)%	46.87%
9/30/2022	$53.28	(0.37)	(15.87)	(16.24)	—	(8.59)	(8.59)	$28.45	(36.55)%	$1,387,480	1.18%	n/a	(0.97)%	34.12%
9/30/2021	$47.75	(0.49)	13.20	12.71	—	(7.18)	(7.18)	$53.28	29.84%	$2,495,355	1.18%	n/a	(0.98)%	40.72%
Advisor Shares
9/30/2025	$37.84	(0.28)	7.74	7.46	—	(5.23)	(5.23)	$40.07	21.27%	$502,289	1.07%	n/a	(0.76)%	62.54%
9/30/2024	$32.58	(0.28)	5.54	5.26	—	—	—	$37.84	16.14%	$616,589	1.05%	n/a	(0.77)%	44.94%
9/30/2023	$29.02	(0.22)	3.91	3.69	(0.13)	—	(0.13)	$32.58	12.76%	$619,561	1.05%	n/a	(0.69)%	46.87%
9/30/2022	$54.11	(0.32)	(16.18)	(16.50)	—	(8.59)	(8.59)	$29.02	(36.46)%	$572,155	1.05%	n/a	(0.83)%	34.12%
9/30/2021	$48.33	(0.43)	13.39	12.96	—	(7.18)	(7.18)	$54.11	30.02%	$923,543	1.04%	n/a	(0.85)%	40.72%
Institutional Shares
9/30/2025	$44.38	(0.29)	9.19	8.90	—	(5.23)	(5.23)	$48.05	21.39%	$2,245,849	0.97%	n/a	(0.67)%	62.54%
9/30/2024	$38.17	(0.29)	6.50	6.21	—	—	—	$44.38	16.27%	$2,503,813	0.96%	n/a	(0.68)%	44.94%
9/30/2023	$33.98	(0.22)	4.57	4.35	(0.16)	—	(0.16)	$38.17	12.86%	$2,505,649	0.96%	n/a	(0.60)%	46.87%
9/30/2022	$61.87	(0.33)	(18.97)	(19.30)	—	(8.59)	(8.59)	$33.98	(36.41)%	$2,285,588	0.95%	n/a	(0.74)%	34.12%
9/30/2021	$54.25	(0.43)	15.23	14.80	—	(7.18)	(7.18)	$61.87	30.15%	$4,000,122	0.95%	n/a	(0.75)%	40.72%
Select Equity Fund
Investor Shares
9/30/2025	$15.76	0.05	2.64	2.69	(0.01)	(0.18)	(0.19)	$18.26	17.26%	$6,809	1.25%	2.26%	0.30%	26.15%
9/30/2024	$11.97	0.07	3.78	3.85	(0.06)	—	(0.06)	$15.76	32.32%	$3,416	1.25%	3.12%	0.51%	19.09%
9/30/2023	$9.84	0.05	2.38	2.43	(0.01)	(0.29)	(0.30)	$11.97	24.93%	$2,796	1.25%	3.17%	0.41%	26.63%
9/30/2022	$13.48	0.01	(3.00)	(2.99)	—	(0.65)	(0.65)	$9.84	(23.43)%	$2,345	1.25%	3.16%	0.05%	20.96%
9/30/2021	$10.17	(0.01)	3.32	3.31	—	—	—	$13.48	32.55%	$2,919	1.25%	4.35%	(0.05)%	34.69%
Advisor Shares
9/30/2025	$15.79	0.06	2.66	2.72	(0.03)	(0.18)	(0.21)	$18.30	17.41%	$5,411	1.15%	2.71%	0.38%	26.15%
9/30/2024	$11.99	0.09	3.79	3.88	(0.08)	—	(0.08)	$15.79	32.47%	$1,382	1.15%	3.83%	0.62%	19.09%
9/30/2023	$9.87	0.05	2.38	2.43	(0.02)	(0.29)	(0.31)	$11.99	24.90%	$1,239	1.15%	3.66%	0.44%	26.63%
9/30/2022	$13.49	0.02	(2.99)	(2.97)	—	(0.65)	(0.65)	$9.87	(23.26)%	$1,561	1.15%	3.68%	0.14%	20.96%
9/30/2021	$10.18	0.01	3.30	3.31	—	—	—	$13.49	32.51%	$1,784	1.15%	4.83%	0.05%	34.69%
Institutional Shares
9/30/2025	$15.71	0.08	2.63	2.71	(0.04)	(0.18)	(0.22)	$18.20	17.45%	$60,311	1.08%	n/a	0.49%	26.15%
9/30/2024	$11.93	0.09	3.77	3.86	(0.08)	—	(0.08)	$15.71	32.54%	$47,315	1.10%	1.18%	0.66%	19.09%
9/30/2023	$9.81	0.07	2.37	2.44	(0.03)	(0.29)	(0.32)	$11.93	25.12%	$32,968	1.10%	1.34%	0.56%	26.63%
9/30/2022	$13.44	0.03	(2.99)	(2.96)	(0.02)	(0.65)	(0.67)	$9.81	(23.33)%	$25,650	1.10%	1.39%	0.22%	20.96%
9/30/2021	$10.18	0.02	3.30	3.32	(0.06)	—	(0.06)	$13.44	32.71%	$19,903	1.10%	1.56%	0.16%	34.69%
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Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Less Distributions From			Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Expenses to Average Net Assets Excluding Waivers(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)
					Net Investment Income	Net Realized Gains	Total Distributions
Small Cap Fund
Investor Shares
9/30/2025	$36.74	(0.35)	2.35	2.00	—	(1.83)	(1.83)	$36.91	5.44%	$446,394	1.25%	n/a	(1.01)%	64.80%
9/30/2024	$29.52	(0.34)	7.56	7.22	—	—	—	$36.74	24.46%	$515,060	1.23%	n/a	(1.03)%	46.72%
9/30/2023	$27.82	(0.31)	2.09	1.78	(0.08)	—	(0.08)	$29.52	6.38%	$526,681	1.23%	n/a	(1.01)%	30.14%
9/30/2022	$50.34	(0.36)	(17.09)	(17.45)	—	(5.07)	(5.07)	$27.82	(38.24)%	$571,380	1.20%	n/a	(1.00)%	33.64%
9/30/2021	$42.80	(0.53)	10.77	10.24	—	(2.70)	(2.70)	$50.34	24.45%	$1,089,099	1.19%	n/a	(1.06)%	39.79%
Advisor Shares
9/30/2025	$37.16	(0.31)	2.39	2.08	—	(1.83)	(1.83)	$37.41	5.63%	$237,928	1.10%	n/a	(0.87)%	64.80%
9/30/2024	$29.82	(0.29)	7.63	7.34	—	—	—	$37.16	24.61%	$284,862	1.08%	n/a	(0.89)%	46.72%
9/30/2023	$28.08	(0.26)	2.10	1.84	(0.10)	—	(0.10)	$29.82	6.56%	$262,669	1.07%	n/a	(0.86)%	30.14%
9/30/2022	$50.70	(0.32)	(17.23)	(17.55)	—	(5.07)	(5.07)	$28.08	(38.16)%	$361,941	1.06%	n/a	(0.87)%	33.64%
9/30/2021	$43.03	(0.47)	10.84	10.37	—	(2.70)	(2.70)	$50.70	24.63%	$1,325,015	1.06%	n/a	(0.93)%	39.79%
Institutional Shares
9/30/2025	$38.05	(0.28)	2.44	2.16	—	(1.83)	(1.83)	$38.38	5.68%	$434,850	1.02%	n/a	(0.78)%	64.80%
9/30/2024	$30.50	(0.27)	7.82	7.55	—	—	—	$38.05	24.75%	$592,837	1.00%	n/a	(0.81)%	46.72%
9/30/2023	$28.74	(0.25)	2.16	1.91	(0.15)	—	(0.15)	$30.50	6.62%	$835,311	1.00%	n/a	(0.78)%	30.14%
9/30/2022	$51.74	(0.28)	(17.65)	(17.93)	—	(5.07)	(5.07)	$28.74	(38.12)%	$882,206	0.98%	n/a	(0.78)%	33.64%
9/30/2021	$43.82	(0.43)	11.05	10.62	—	(2.70)	(2.70)	$51.74	24.76%	$1,633,941	0.96%	n/a	(0.83)%	39.79%
Sustainable Emerging Markets Fund
Investor Shares
9/30/2025	$18.50	0.19	4.93	5.12	(0.19)	—	(0.19)	$23.43	28.01%	$15,890	1.15%	1.46%	0.99%	32.63%
9/30/2024	$15.02	0.20	3.35	3.55	(0.07)	—	(0.07)	$18.50	23.70%	$16,135	1.15%	1.61%	1.21%	11.71%
9/30/2023	$12.48	0.18	2.47	2.65	(0.11)	—	(0.11)	$15.02	21.37%	$13,658	1.15%	1.74%	1.22%	28.77%
9/30/2022	$19.25	0.18	(6.75)	(6.57)	(0.20)	—	(0.20)	$12.48	(34.51)%	$12,297	1.26%(8)	1.58%	1.06%	21.48%
9/30/2021	$16.39	0.07	3.11	3.18	(0.32)	—	(0.32)	$19.25	19.50%	$61,975	1.35%	1.75%	0.36%	23.22%
Advisor Shares
9/30/2025	$18.49	0.24	4.90	5.14	(0.21)	—	(0.21)	$23.42	28.14%	$176,402	1.05%	1.13%	1.26%	32.63%
9/30/2024	$15.01	0.22	3.34	3.56	(0.08)	—	(0.08)	$18.49	23.83%	$47,511	1.05%	1.22%	1.31%	11.71%
9/30/2023	$12.47	0.21	2.47	2.68	(0.14)	—	(0.14)	$15.01	21.58%	$37,476	1.05%	1.33%	1.40%	28.77%
4/25/2022 (Commencement) - 9/30/2022	$14.61	0.06	(2.20)	(2.14)	—	—	—	$12.47	(14.65)%	$26,872	1.05%	1.97%	0.96%	21.48%
Institutional Shares
9/30/2025	$18.84	0.25	4.99	5.24	(0.21)	—	(0.21)	$23.87	28.20%	$204,350	1.00%	1.02%	1.28%	32.63%
9/30/2024	$15.29	0.24	3.39	3.63	(0.08)	—	(0.08)	$18.84	23.86%	$105,709	1.00%	1.10%	1.42%	11.71%
9/30/2023	$12.71	0.23	2.50	2.73	(0.15)	—	(0.15)	$15.29	21.57%	$44,368	1.00%	1.26%	1.51%	28.77%
9/30/2022	$19.55	0.18	(6.85)	(6.67)	(0.17)	—	(0.17)	$12.71	(34.46)%	$23,562	1.07%(8)	1.45%	1.13%	21.48%
9/30/2021	$16.56	0.10	3.14	3.24	(0.25)	—	(0.25)	$19.55	19.74%	$9,794	1.20%	1.89%	0.51%	23.22%
(1) Computed based on average shares outstanding.
(2) Periods less than twelve months (where applicable) are not annualized. All total returns are calculated based upon the period end processing Net Asset Value per share (NAV), which may differ from the NAV reported in these statements.
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Financial Highlights (continued)
(3) Periods less than twelve months (where applicable) are annualized.
(4) Includes the effect of expenses waived or paid by the Adviser, if applicable.
(5) Amount is between $0.005 and $(0.005) per share.
(6) Expense limit from October 1, 2023 to May 30, 2024 was 1.45% for Investor Shares, 1.35% for Advisor Shares and 1.30% for Institutional Shares. Expense limit was lowered effective May 31, 2024 to 1.24% for Investor Shares, 1.14% for Advisor Shares and 1.09% for Institutional Shares.
(7) Adviser voluntarily waived expenses related to the proxy during the year.
(8) Expense limit from October 1, 2021 to February 28, 2022 was 1.35% for Investor Shares and 1.20% for Institutional Shares. Expense limit was lowered effective March 1, 2022 to 1.15% for Investor Shares and 1.00% for Institutional Shares.
* Includes interest expense and dividend payments for securities sold short. The ratios excluding such expenses are listed below. Refer to 2(n) in Notes to Financial Statements for additional information
Emerging Markets Debt Opportunities Fund	Ratio of Expenses to Average Net Assets@ (annualized)	Ratio of Expenses to Average Net Assets Excluding Waivers (annualized)
Investor Shares
9/30/2025	1.25%	2.23%
9/30/2024	1.25%	3.18%
9/30/2023	1.25%	7.98%
Advisor Shares
9/30/2025	1.15%	1.48%
9/30/2024	1.15%	1.81%
9/30/2023	1.15%	2.95%
Institutional Shares
9/30/2025	1.10%	1.30%
9/30/2024	1.10%	1.60%
9/30/2023	1.10%	1.95%
Global Unconstrained Fund
Investor Shares
9/30/2025	1.24%	1.67%
9/30/2024	1.31%	3.11%
9/30/2023	1.45%	9.23%
3/31/2022 (Commencement) -9/30/2022	1.45%	53.92%
Advisor Shares
9/30/2025	1.14%	1.34%
9/30/2024	1.24%	1.69%
9/30/2023	1.35%	9.22%
3/31/2022 (Commencement) -9/30/2022	1.35%	9.22%
Institutional Shares
9/30/2025	1.09%	1.32%
9/30/2024	1.23%	1.69%
9/30/2023	1.30%	2.26%
3/31/2022 (Commencement) -9/30/2022	1.30%	2.38%
@ Includes the effect of expenses waived or paid by the Adviser, if applicable.
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Glossary
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ICE BofA 3 Month US Treasury Index—an unmanaged index that comprises a single US Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. An investment cannot be made directly in an index.
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ICE BofA US Broad Market Index—an index that tracks the performance of investment grade debt publicly issued in the major domestic and Eurobond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities. An investment cannot be made directly in an index.
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ICE BofA US High Yield Master II Index—an index that tracks the performance of US dollar-denominated below investment grade corporate debt publicly issued in the US domestic market. An investment cannot be made directly in an index.
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ICE BofA US Treasury Bill Index—an index that tracks the performance of USD denominated sovereign debt publicly issued by the US Government in its domestic market. Bills, inflation-linked debt and strips are excluded from the Index. An investment cannot be made directly in an index.
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JP Morgan (JPM) EMB Hard Currency / Local Currency 50/50 Index—an unmanaged, blended index consisting of: 50% JPM Government Bond Index-Emerging Market Global Diversified (GBIEMGD), an index of local-currency bonds with maturities of more than one year issued by Emerging Markets governments; 25% JPM Emerging Markets Bond Index-Global Diversified (EMBIGD), an index of USD-denominated bonds with maturities of more than one year issued by Emerging Markets governments; and 25% JPM Corporate Emerging Market Bond Index-Broad Diversified (CEMBIBD), an index of USD-denominated Emerging Markets corporate bonds. An investment cannot be made directly in an index.
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JP Morgan (JPM) EMBI Global Diversified Index—an index that tracks liquid, US Dollar emerging market fixed and floating-rate debt instruments issued by sovereign and quasi-sovereign entities. An investment cannot be made directly in an index.
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MSCI ACWI (All Country World Index) Index—a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index’s returns include reinvested dividends but, unlike the Funds’ returns, do not reflect the payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. MSCI Inc. is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.
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MSCI ACWI ex USA Index—a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. The index’s returns include reinvested dividends but, unlike the Funds’ returns, do not reflect the payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. MSCI Inc. is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.
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MSCI ACWI ex USA Investable Market Index (IMI) Index—an index that captures large, mid and small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States) and 24 Emerging Markets (EM) countries. With 6,323 constituents, the index covers approximately 99% of the global equity opportunity set outside the US. An investment cannot be made directly in an index.
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MSCI ACWI ex USA SMID Index—is a free float-adjusted market capitalization index that is designed to measure the equity market performance of small- and mid-cap companies in developed and emerging markets, excluding the US. The index’s returns include reinvested dividends but, unlike the Fund’s returns, do not reflect the payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. MSCI Inc. is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.
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MSCI ACWI ex USA Small Cap Index—is a free float-adjusted market capitalization index that is designed to measure the equity market performance of small-cap companies in developed and emerging markets, excluding the US. The index’s returns include reinvested dividends but, unlike the Fund’s returns, do not reflect the payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. MSCI Inc. is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.
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MSCI ACWI Small Mid Cap Index—is a free float-adjusted market capitalization index that is designed to measure the equity market performance of small-cap companies in developed and emerging markets. The index’s returns include reinvested dividends but, unlike the Fund’s returns, do not reflect the payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. MSCI Inc. is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.
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MSCI EAFE Index—is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The index’s returns include reinvested dividends but, unlike the Funds’ returns, do not reflect the payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. MSCI Inc. is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.
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MSCI Emerging Markets Index—is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index’s returns include reinvested dividends, but unlike the Funds’ returns, do not reflect the payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. MSCI Inc. is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.
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Russell Midcap® Index—an unmanaged, market capitalization-weighted index representing the smallest 800 companies in the Russell 1000® Index. The index’s returns include reinvested dividends but, unlike the Funds’ returns, do not reflect the payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. Russell Investments is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.
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Russell Midcap® Growth Index—an unmanaged, market capitalization-weighted index of those medium-sized companies included in the Russell Midcap® Index with higher price-to-book and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. The index’s returns include reinvested dividends but, unlike the Funds’ returns, do not reflect payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. Russell Investments is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.
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Russell 1000® Index—an unmanaged, market capitalization-weighted index of the 1,000 largest US companies in the Russell 3000® Index. The index’s returns include reinvested dividends but, unlike the Fund’s returns, do not reflect the payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. Russell Investments is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.
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Russell 2000® Index—an unmanaged, market capitalization-weighted index of the 2,000 smallest US companies in the Russell 3000® Index. The index’s returns include reinvested dividends but, unlike the Fund’s returns, do not reflect the payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. Russell Investments is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.
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Russell 2000® Growth Index—an unmanaged, market capitalization-weighted index of those small US companies included in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. The index’s returns include reinvested dividends but, unlike the Funds’ returns, do not reflect payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. Russell Investments is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.
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Russell 3000® Index—a broad equity index composed of the 3,000 largest US listed stocks, representing more than 95% of the investable American stock market. Russell Investments is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.
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S&P 500 Index—an unmanaged index measuring the performance of 500 US companies focused on the large-cap sector of the market. The index’s returns include reinvested dividends but, unlike the Funds’ returns, do not reflect payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. An investment cannot be made directly in an index.
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S&P UBS Leveraged Loan Index—an index designed to measure the investable universe of the US dollar-denominated leveraged loan market. An investment cannot be made directly in an index.
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Weighted average market capitalization—the average of the market capitalizations of the companies in a portfolio weighted by the size of each company’s position within the portfolio.
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For more detail on the Funds, you may request the SAI, which is incorporated in this prospectus by reference. For purposes of any electronic version of this prospectus, the universal resource locators (URLs) referenced in this prospectus are not intended to incorporate the contents of any website referenced into this prospectus.
You can find more information about a Fund’s investments in its annual and semiannual reports to shareholders and in Form N-CSR. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its most recent fiscal period. In Form N-CSR, you will find each Fund’s annual and semiannual financial statements.
To view or print the SAI, the annual and semiannual reports to shareholders, including the financial statements, and other information about Artisan Partners Funds, free of charge, visit www.artisanpartners.com or www.artisanpartners.com/prospectus. Call 800.344.1770 to receive a free copy of those documents or if you have a question or would like to receive other information about Artisan Partners Funds.
HTML and text-only versions of the Funds’ documents can be viewed online or downloaded from the EDGAR database on the SEC’s website at www.sec.gov. Copies may also be obtained, after mailing the appropriate duplicating fee, by e-mail request at publicinfo@sec.gov.
811-8932

2026
February 1, 2026, as revised August 31, 2026
Statement of
Additional Information
Artisan Partners Funds
Share Class
	Investor	Advisor	Institutional
Artisan Developing World Fund	ARTYX	APDYX	APHYX
Artisan Emerging Markets Debt Opportunities Fund	APFOX	APDOX	APHOX
Artisan Floating Rate Fund	ARTUX	APDUX	APHUX
Artisan Focus Fund	ARTTX	APDTX	APHTX
Artisan Global Discovery Fund	APFDX	APDDX	APHDX
Artisan Global Equity Fund	ARTHX	APDHX	APHHX
Artisan Global Opportunities Fund	ARTRX	APDRX	APHRX
Artisan Global Unconstrained Fund	APFPX	APDPX	APHPX
Artisan Global Value Fund	ARTGX	APDGX	APHGX
Artisan High Income Fund	ARTFX	APDFX	APHFX
Artisan International Fund	ARTIX	APDIX	APHIX
Artisan International Explorer Fund	—	ARDBX	ARHBX
Artisan International Small-Mid Fund	ARTJX	APDJX	APHJX
Artisan International Value Fund	ARTKX	APDKX	APHKX
Artisan Mid Cap Fund	ARTMX	APDMX	APHMX
Artisan Select Equity Fund	ARTNX	APDNX	APHNX
Artisan Small Cap Fund	ARTSX	APDSX	APHSX
Artisan Sustainable Emerging Markets Fund	ARTZX	APDEX	APHEX

Statement of Additional Information

Artisan Developing World Fund, Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Focus Fund, Artisan Global Discovery Fund, Artisan Global Equity Fund, Artisan Global Opportunities Fund, Artisan Global Unconstrained Fund, Artisan Global Value Fund, Artisan High Income Fund, Artisan International Fund, Artisan International Explorer Fund, Artisan International Small-Mid Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Select Equity Fund, Artisan Small Cap Fund and Artisan Sustainable Emerging Markets Fund (each, a “Fund” and, together, the “Funds”) are series of Artisan Partners Funds, Inc. (“Artisan Partners Funds”). This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus of the Funds dated February 1, 2026 as revised, August 31, 2026 and any supplement or amendment to the prospectus. The Funds’ financial statements for the fiscal year ended September 30, 2025, including the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference from the Funds’ Form N-CSR. A copy of the prospectus and the annual and semiannual reports to shareholders can be obtained without charge by calling 800.344.1770, by writing to Artisan Partners Funds, P.O. Box 219322, Kansas City, MO 64121-9322, or by accessing Artisan Partners Funds’ website at www.artisanpartners.com.

Table of Contents

Information about the Funds and Artisan Partners
Each Fund is a series of Artisan Partners Funds. Artisan Partners Limited Partnership (“Artisan Partners”) provides investment advisory services to the Funds.
The discussion below supplements the description in the prospectus of each Fund’s investment objectives, policies and restrictions.
Investment Objectives and Policies
The investment objective of each Fund may be changed by the board of directors without the approval of shareholders. However, investors in a Fund will receive at least 30 days’ prior written notice of implementation of any change in a Fund’s investment objective.
When used in this SAI, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For example, a Fund may invest indirectly by investing in derivatives or through one or more of its wholly-owned and controlled subsidiaries (each a "Subsidiary"). References herein to a Fund include references to a Subsidiary in respect of the Fund’s investment exposure. A Fund may be exposed to the different types of investments described in the prospectus and this SAI through its investments in its Subsidiaries.
Investment Techniques and Risks
Foreign Securities
Each Fund can invest in securities of non-US companies. Artisan Small Cap Fund can only invest in securities of non-US companies that trade in the US. For the purposes of testing compliance with each Fund’s investment restrictions related to investing in non-US companies, Artisan Partners generally considers an issuer to be from a particular country as designated by Artisan Partners’ securities information vendors, which may change from time to time. However, each investment team, in its own judgment, may consider an issuer to be from a country other than the country designated by the securities information vendors. Therefore, classifications may differ by Fund and investment team. In determining the country designations of issuers, each investment team and/or Artisan Partners’ vendors may use a range of criteria, including the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations, the location of the issuer’s headquarters or other criteria, such as the source of a company’s revenues. Over time, country designations may change. As a result of this classification, a Fund may hold securities of issuers classified as US, but which are organized outside the US or, vice versa, a Fund may hold securities of issuers classified as non-US, but which are organized in the US and/or trade in the US. In addition, the country and regional classifications shown in the Funds’ shareholder reports, financial statements and other reports may differ from the classifications used for purposes of testing compliance with a Fund’s investment restrictions.
Securities of non-US companies include American Depositary Receipts (“ADRs”), New York Shares, European Depositary Receipts (“EDRs”), Continental Depositary Receipts (“CDRs”), Global Depositary Receipts (“GDRs”), or other securities representing underlying shares of foreign issuers. ADRs, New York Shares, EDRs, CDRs and GDRs are receipts, typically issued by a financial institution (a “depositary”), evidencing ownership interests in a security or pool of securities issued by an issuer and deposited with the depositary. ADRs, EDRs, CDRs and GDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. The Funds may invest in sponsored or unsponsored ADRs, EDRs, CDRs, GDRs or other forms of depositary receipts, certain of which may include voting rights with respect to the underlying foreign shares, and certain of which may not.
With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies (including, among others, participation certificates and depositary receipts), a Fund’s investment performance is affected by the strength or weakness of the US dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under “Managing Investment Exposure.”)
Investors should understand and consider carefully the risks involved in foreign investing, including the risks of transacting on foreign exchanges or with foreign clearinghouses. Investing in foreign securities (including through positions denominated in foreign currencies or dollar-denominated securities or other instruments that expose the Fund to foreign securities or currencies) and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in US securities. These considerations include fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the US; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing, financial reporting and disclosure standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the US; possible imposition of foreign taxes; and sometimes less advantageous or uncertain legal, operational and financial protections applicable to foreign sub-custodial arrangements and investments through complex structures that may lack transparency.
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There is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect international investments. For example, continuing uncertainty as to the status of the Euro and the European Monetary Union and the potential for certain countries to withdraw from the institution has created volatility in currency and financial markets.
Income, gains and proceeds from non-US securities held by a Fund could be reduced by taxes withheld from such income, gains and proceeds, or other taxes that may be imposed by the countries in which the Fund invests. The net asset value (“NAV”) of a Fund also may be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested.
Geopolitical Risks. Geopolitical events adversely affect global economies and securities markets, subjecting the Funds’ investments to related risks. War, terrorism, global health crises and pandemics, sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on the US and world economies and markets generally. For example, military action by Russia in Ukraine, conflicts in the Middle East, US action in Venezuela and similar events and conflicts around the globe could affect the value of a Fund’s investments, including beyond the Fund’s direct exposure to issuers in the relevant countries or nearby geographic regions. In addition, the US has imposed economic sanctions, which consist of asset freezes, restrictions on dealings in debt and equity, and certain industry-specific restrictions. Sanctions impair the ability of a Fund to buy, sell, receive or deliver those securities and/or assets that are subject to the sanctions, and the extent and duration of sanctions, and resulting market disruptions, are impossible to predict and could be substantial.
Emerging, Less Developed and Developing Markets. Each Fund may invest in securities of companies in emerging, less developed and developing markets, including companies domiciled in frontier markets. Artisan Partners considers emerging and less developed markets (“emerging markets”) to be those markets in any country other than Canada, Luxembourg, the US and the countries comprising the MSCI EAFE Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom). “Frontier markets” are a subset of emerging and less developed markets that, generally, have smaller economies and less mature capital markets. Artisan Developing World Fund’s investment team generally considers "developing world" to include countries that are included in any one of the MSCI emerging or frontier markets indices, or that are classified under a similar corresponding classification, by organizations such as the World Bank, United Nations, International Finance Corporation or the International Monetary Fund. For purposes of the Fund’s investments, a determination that an issuer is economically tied to one or more markets in the developing world is based on factors including, but not limited to, geographic location of its primary trading markets, location of its assets, its domicile or its principal offices, the source of its revenues and/or whether the issuer is indirectly exposed to the risks or economic fortunes of a developing market.
Investments in emerging and developing markets’ securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging and developing markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging and developing markets’ securities typically are higher than costs associated with transactions in US securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency.
Investing in emerging and developing market countries involves substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; and currency blockages or transfer restrictions. In certain frontier and emerging markets, fraud and corruption may be more prevalent than in developed market countries. In addition, securities markets of emerging and developing market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the US and other developed nations. The limited size of many securities markets in emerging and developing market countries and limited trading volume in issuers compared to the volume in US securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities. In addition, emerging and developing market countries’ exchanges and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Such risks may be greater in frontier markets. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging and developing market countries than in developed countries, all of which can increase fund operating expenses and/or create a drag on fund performance.
Emerging and developing market countries may have different clearance and settlement procedures than in the US, and in certain markets there may be times when settlements fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some emerging and developing market countries, which may result in additional costs and delays in trading and settlement. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary or counterparty failures could cause a Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser.
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The Funds may invest in some emerging and developing markets through trading structures or protocols that subject them to the risks described above (such as risks associated with illiquidity, custodying assets, different settlement and clearance procedures, asserting legal title under a developing legal and regulatory regime and other risks) to a greater degree than in developed markets or even in other emerging and developing markets. For example, some of the markets in which a Fund may invest do not provide for settlement on a delivery versus payment basis and the risk in relation to such settlements are borne by the Fund.
Certain foreign markets (including certain emerging and developing markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.
Many emerging and developing markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging and developing market countries. In an attempt to control inflation, certain emerging and developing market countries have imposed wage and price controls. Some of those countries, in recent years, have begun to control inflation through economic policies.
Governments of many emerging and developing market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging and developing markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging and developing market countries and could adversely affect Fund assets should any of those conditions recur. In addition, high levels of national debt tend to make emerging and developing markets heavily reliant on foreign capital and, therefore, vulnerable to capital flight.
China-Related Investments. The Funds may invest in certain eligible Chinese securities (“China A Shares”) listed and traded on the Shanghai Stock Exchange (“SSE”) and Shenzhen Stock Exchange through stock connect programs (each, a “Stock Connect”). The Stock Connects are securities trading and clearing programs for the establishment of mutual market access between markets. The Stock Connects are subject to regulations promulgated by regulatory authorities for each market and further regulations or restrictions, such as trading suspensions, may adversely affect the Stock Connects and the value of the China A Shares held by the Funds. There is no guarantee that the systems required to operate a Stock Connect will function properly or that exchanges will continue to support Stock Connects in the future. While the Stock Connects may not currently be subject to individual investment quotas, daily and aggregate investment quotas generally apply to all participants on Stock Connects on a “net buy” basis, which may restrict or preclude a Fund’s ability to invest in securities traded through the Stock Connects on a timely basis or at all on any given day. In addition, such securities generally may not be sold, purchased or otherwise transferred other than through the applicable Stock Connect in accordance with the program’s rules, which may further subject the Funds to liquidity risk with respect to China A Shares. A Fund may be restricted in its ability to dispose of its China A Shares purchased through Stock Connect in a timely manner. As an example, the Stock Connects are generally available only on business days when both markets are open. When either market is closed, a Fund will not be able to trade securities on that Stock Connect at a time that may otherwise be beneficial to trade. Because of the way in which China A Shares are held in a Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Stock Connect becomes insolvent. The limitations and risks described above with respect to the Stock Connects are specific to those programs; however, these and other risks may exist to varying degrees in connection with the Funds’ investments through other trading structures, protocols and platforms in other emerging and developing markets.
In addition to investing through a Stock Connect, the Funds may also invest in China A Shares through a Qualified Foreign Investor (“QFI”) arrangement. Artisan Partners has applied for and received a QFI license from the China Securities Regulatory Commission. Artisan Partners is permitted to invest directly in China A Shares denominated in Chinese renminbi or other currencies, on behalf of clients whose portfolios Artisan Partners manages, including the Funds. Under Chinese law, Artisan Partners, as holder of the QFI license, is required to maintain custody of China A Share assets held as part of the QFI license with a local custodian in Artisan Partners’ name for the benefit of the applicable Fund, and the Fund bears the costs of maintaining its sub-account on the books and records of the Chinese custodian. Artisan Partners' ability to invest in China A Shares through a QFI arrangement on behalf of the Funds is subject to the applicable Chinese laws, rules and regulations, including relating to, without limitation, restrictions on investment and repatriation of principal and profits. The investment regulations under which the Funds would invest in the China A Shares market are relatively new. In addition, the application and interpretation of these regulations is often unclear and there is no certainty as to how they will be applied.
Certain of the Funds may invest in onshore China bonds through a China Interbank Bond Market ("CIBM") registration. CIBM is an over-the-counter market outside the two main stock exchanges in China through which institutional investors (including domestic institutional investors but also QFIs, as well as other offshore institutional investors, subject to authorization) trade certain debt instruments on a one-to-one quote-driven basis. Market volatility and potential lack of liquidity due to low trading volume of certain debt securities in CIBM may result in prices of certain debt securities traded on such market fluctuating significantly. The bid and offer spreads of the prices of such securities may be large, and the fund may therefore incur significant trading, settlement and realization costs and may face counterparty default, liquidity, and volatility risks, resulting in significant losses for the funds and their investors.
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To the extent a Fund invests in securities of Chinese issuers, it may also be subject to certain risks and considerations not typically associated with investing in securities of US issuers and potentially to a greater extent than investments in certain other non-US issuers, including, among others, more frequent trading suspensions, limits on the use of brokers and on foreign ownership, variable interest entities (“VIEs”) risks (see below), higher dependence on exports and international trade and potential for increased trade tariffs, embargoes and other trade limitations. US or foreign government sanctions or other governments interventions could preclude a Fund from making certain investments in China or result in a Fund selling investments in China at disadvantageous times or prices. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.
In China, foreign ownership of Chinese companies in certain sectors (including by US persons and entities, inclusive of US mutual funds) is prohibited. In order to facilitate foreign investment, many Chinese companies have established shell companies that enter into contractual arrangements with Chinese VIEs that allow foreign investors, such as certain of the Funds, through the use of contractual arrangements, to both exert a degree of influence and to obtain substantially all of the economic benefits arising from a company without formal legal ownership. Although VIEs are a longstanding industry practice and well known to Chinese officials and regulators, they are not formally recognized under Chinese law. If the Chinese companies (or their officers, directors, or Chinese equity holders) breached their contracts or if Chinese officials and/or regulators withdraw their implicit acceptance of the VIE structure or if new laws, rules or regulations relating to VIE structures are adopted, US investors, including Funds that invest directly or indirectly in VIEs, could suffer substantial, detrimental, and possibly permanent losses with little or no recourse available. In such cases, a Fund’s net asset value and/or returns may be negatively affected. In addition, to the extent that a Fund invests directly or indirectly in VIEs, it only has specific rights provided for in the agreements creating the VIE structure, the ability to influence the activities of the Chinese company are limited and the Chinese company may engage in activities that negatively impact investment value. VIE structures do not offer the same level of investor protections as direct ownership. Investors may experience losses if VIE structures are altered or disputes emerge over control of the VIE.
Privatizations. Some governments have been engaged in programs of selling part or all of their interests in government owned or controlled enterprises (“Privatizations”). Each Fund that may invest in fixed income securities may invest in Privatizations. In certain countries, the ability of a US entity such as a Fund to participate in Privatizations may be limited by local law, and/or the terms on which a Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell their interests in companies currently owned or controlled by them or that Privatization programs will be successful.
Participation Certificates
Each Fund, except Artisan Small Cap Fund, may invest in equity-linked securities (called “participation certificates” in this SAI but may be called different names by issuers). In a typical transaction, a Fund would buy a participation certificate from a bank or broker-dealer (“counterparty”) that would entitle that Fund to a return measured by the change in value of an identified underlying security.1 The purchase price of the participation certificate is based on the market price of the underlying security at the time of purchase converted into US dollars, plus transaction costs. The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. When the participation certificate expires or a Fund exercises the participation certificate and closes its position, that Fund receives a payment that is based upon the then-current value of the underlying security converted into US dollars (less transaction costs).
The price, performance and liquidity of the participation certificate are all linked directly to the underlying security. A Fund’s ability to redeem or exercise a participation certificate generally is dependent on the liquidity in the local trading market for the security underlying the participation certificate. Participation certificates are typically privately placed securities that have not been registered for sale under the Securities Act of 1933, as amended (the “1933 Act”). Pursuant to Rule 144A under the 1933 Act, participation certificates are eligible for purchase or sale to certain qualified institutional buyers but are not typically traded.
There are additional risks associated with participation certificates. If a Fund invests in a participation certificate, it will bear the full counterparty risk with respect to the issuing counterparty. Counterparty risk in this context is the risk that the issuing counterparty will not fulfill its contractual obligation to timely pay a Fund the amount owed under the participation certificate. A Fund attempts to mitigate that risk by purchasing only from issuers with investment grade credit ratings. A participation certificate is a general unsecured contractual obligation of the issuing counterparty. A Fund typically has no rights under a participation certificate against the issuer of the securities underlying the participation certificate and is therefore typically unable to exercise any rights with respect to the issuer (including, without limitation, voting rights and fraud or bankruptcy claims). There is also no assurance that there will be a secondary trading market for a participation certificate or that the trading price of a participation certificate will equal the value of the underlying security. Participation certificates also may have a longer settlement period than the underlying shares and during that time a Fund’s assets could not be deployed elsewhere. The issuers of participation certificates may be deemed to be broker-dealers or engaged in the business of underwriting as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, a Fund’s investment in participation certificates issued by a particular institution may be limited by certain investment restrictions contained in the 1940 Act. For the purposes of determining compliance with a Fund’s limitations on investing in certain markets, regions, securities or industries, each Fund looks through the participation certificate to the issuer of the underlying security.

1
A Fund may also invest in a participation certificate in which a basket of equity securities serves as the underlying reference security for determining the value of the participation certificate.
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Fixed Income Securities
Artisan Developing World Fund, Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Focus Fund, Artisan Global Unconstrained Fund, Artisan Global Value Fund, Artisan High Income Fund, Artisan International Explorer Fund, Artisan International Small-Mid Fund, Artisan International Value Fund and Artisan Select Equity Fund may invest in corporate bonds, notes and debentures of long and short maturities and of various credit qualities, including unrated securities. Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Global Unconstrained Fund, Artisan High Income Fund and Artisan International Explorer Fund  may invest in a broad range of fixed income securities, including high yield corporate bonds, loans and other corporate fixed income instruments of varying maturities, including fixed-, variable- and floating-rate bonds, debentures, notes, commercial paper and other types of corporate debt instruments across the credit quality spectrum, such as convertible debt securities and stressed and distressed debt securities, as well as credit default swaps and other derivatives related to, referencing or with similar economic characteristics to corporate fixed income securities. The Funds noted above may invest in fixed income securities across the credit quality spectrum, including high yield fixed income securities (i.e., “junk” bonds) (see “Junk Bond Securities” below). Fixed income securities include a broad array of short-, medium-, and long-term obligations issued by the US or foreign governments, government or international agencies and instrumentalities, and corporate and private issuers of various types. The maturity date is the date on which a fixed income security matures. This is the date on which the borrower must pay back the borrowed amount, which is known as the principal. Some fixed income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Fixed income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity. The rate of interest on fixed income securities may be fixed, floating or variable. Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.
Fixed income securities are subject to credit risk, market risk and interest rate risk. Except to the extent values are affected by other factors, such as developments relating to a specific issuer, industry, sector or region, generally the value of a fixed income security can be expected to rise when interest rates decline and, conversely, fall when interest rates rise. Some fixed income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest or dividend payments. A Fund could buy another security, but that other security might pay a lower interest rate. In addition, many fixed income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a call option and redeem the security during times of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may be forced to replace the called security with a lower yielding security.
Changes by nationally recognized securities rating organizations (“NRSROs”) in their ratings of any fixed income security or the issuer of a fixed income security and changes in the actual or perceived ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s NAV.
Because interest rates vary, it is impossible to predict the income, if any, for any particular period for a Fund that invests in fixed income securities. Fluctuations in the value of a Fund’s investments in fixed income securities will cause the NAV of each share class of the Fund to fluctuate also.
Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a portfolio of debt securities with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the share price of a portfolio of debt securities with an average duration of five years would be expected to rise by about 5%. The greater the duration of a bond, the greater its percentage price volatility. Only a pure discount bond – that is, one with no coupon or sinking-fund payments – has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.
A Fund may invest in variable- or floating-rate securities, which bear interest at rates subject to periodic adjustment or provide for periodic recovery of principal on demand. The value of a Fund’s investment in certain of these securities may depend on the Fund’s right to demand that a specified bank, broker-dealer, or other financial institution either purchase such securities from the Fund at par or make payment on short notice to the Fund of unpaid principal and/or interest on the securities. These securities are subject to, among others, interest rate risk and credit risk.
A Fund may invest in fixed income securities that are issued by special purpose entities and that directly or indirectly represent an interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as operating contracts and/or intellectual property. Such securities are subject to the risks associated with fixed income securities generally, and may be subject to additional risks. The additional risks may include, among others, risks associated with service providers managing the collateral held by the special purpose entity and/or administering the security, the extent and nature of any internal or external credit support, and subordination to other securities issued by the special purpose entity.
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Generally, the Funds use the terms debt security, debt obligation, bond, loan, fixed income security and fixed income instrument interchangeably, and regard them to mean a security or instrument having one or more of the following characteristics: a fixed income security, a security or instrument issued at a discount to its face value, a security or instrument that pays interest at a fixed, floating or variable rate or a security or instrument with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The terms debt security, debt obligation, bond, fixed income security and fixed income instrument are interpreted broadly by Artisan Partners as an instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities. For this purpose, the terms also include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. As new fixed income instruments are developed, a Fund may invest in those opportunities as well.
Foreign Sovereign Debt. Each Fund that may invest in fixed income securities may invest in sovereign debt securities, which are issued or guaranteed by foreign governmental entities. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Junk Bond Securities. Each Fund that may invest in fixed income securities may invest in securities that are rated, at the time of purchase, below investment grade (below BBB- by Standard & Poor’s Financial Services LLC, a division of McGraw-Hill Financial, Inc., or Fitch Ratings Inc. or below Baa3 by Moody’s Investors Service, Inc. or comparably rated by another NRSRO or unrated but are determined by Artisan Partners to be of comparable quality, which are often referred to as “junk bonds”). While offering a greater potential opportunity for capital appreciation and higher yields compared to higher-rated fixed income securities, junk bonds typically entail greater potential price volatility and may be less liquid than higher-rated securities. Junk bonds may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.
The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit a Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.
Like those of other fixed income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect a Fund’s NAV.
Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called leveraged buy-out transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.
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Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities when Artisan Partners believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default under lower-rated securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, a Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”) may limit the extent to which the Fund may exercise its rights by taking possession of such assets.
Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.
Lower-rated securities may be subject to certain risks not typically associated with investment grade securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.
Unrated Securities. A Fund may purchase unrated securities (which are not rated by a rating agency) if Artisan Partners determines that the securities are of comparable quality to rated securities that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that Artisan Partners may not accurately evaluate the security’s comparative creditworthiness. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities.
Floating and Variable Rate Investments. The coupons on variable and floating rate investments in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate investment is generally based on an interest rate such as a money-market index, Secured Overnight Funding Rate (“SOFR”) or a Treasury bill rate. Variable and floating rate investments are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. US Government and related obligations and other types of debt instruments may be structured as floating- and variable-rate obligations. As short-term interest rates decline, the coupons on variable and floating rate investments typically should decrease. Alternatively, during periods of rising interest rates, changes in the coupons of variable and floating rate investments may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate investments may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate investments will not generally increase in value if interest rates decline. Variable and floating rate investments are less effective than fixed rate investments at looking in a particular yield and may be subject to credit risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt investments.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as SOFR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
Some floating or variable rate obligations or investments of a Fund may have previously referenced the London Interbank Offered Rate (“LIBOR”). As a result of benchmark reforms, publication of all LIBOR settings has ceased. Public and private sector actors have worked to establish alternative reference rates, like SOFR or Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets), to be used in place of LIBOR. However, it remains uncertain which alternative benchmarks will ultimately emerge as the most prevalent successors and the transition process may lead to an increase in market, operational and valuation uncertainties and volatility.
Inverse Floating Rate Instruments. Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the values of inverse floaters, or other instruments or certificates structured to have similar features, generally move in the opposite direction from interest rates. The value of an inverse floater can be considerably more volatile than the value of other debt instruments of comparable maturity and quality. Inverse floaters incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of instruments.
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Loans, Assignments and Participations. Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Global Unconstrained Fund, Artisan High Income Fund and Artisan International Value Fund may invest directly in secured or unsecured loans or invest in loan assignments or participations with respect to borrowers operating in any industry and/or geographical region. The Funds may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower, by means of an assignment or a participation. In an assignment, the Funds assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Funds assumes the position of a co-lender with other syndicate members. As an alternative, the Funds may purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, the Funds will generally be entitled to receive from the lending institution amounts equal to the payments of principal, interest and premium, if any, on the loan received by the institution, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. In the case of a participation, the value of the Fund’s loan investment will depend at least in part on the credit standing of the participating institution.
The loans in which the Funds may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. Investments in loans may be of any quality, including “distressed” loans. The Funds also may gain exposure to loans and related investments through the use of total return swaps and/or other derivative instruments and through private funds and other pooled investment vehicles, including some which may be sponsored or advised by Artisan Partners.
Many loans are made by a syndicate of banks, represented by an agent bank (the “Agent”) which has negotiated and structured the loan and which is responsible generally for collecting interest, principal and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate (the “Lenders”), and for enforcing its and their other rights against the borrower. Each of the lending institutions, which may include the Agent, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Unless, under the terms of the loan or other indebtedness, each Fund has direct recourse against the borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a borrower.
The Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or may be difficult to liquidate. In addition, each Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the Funds to receive scheduled interest or principal payments on a loan would adversely affect the income, gains and proceeds of the Funds and would likely reduce the value of its assets, which would be reflected in a reduction in each Fund’s NAV. Loans that are fully secured offer the Funds more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, each Fund bears a substantial risk of losing the entire amount invested.
Unsecured loans are loans that are not collateralized. The claims of holders of unsecured loans may be subordinated, and thus lower in priority, to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Since they will not afford the Funds recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.
Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the Funds will invest, however, Artisan Partners will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Artisan Partners’ analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Because loans in which the Funds may invest may not be rated by independent credit rating agencies, a decision by the Funds to invest in a particular loan may depend heavily on Artisan Partners’ or the original lending institution’s credit analysis of the borrower.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what Artisan Partners believes to be a fair price. Additionally, even where there is a market for certain loans the settlement period may be extended, up to several weeks or longer. That means the Funds may have a limited ability to receive payment promptly on the sale of some of the loans in its portfolio. As a result, payment proceeds will not be available to make additional investments or fund redemptions until a substantial period after the settlement of a loan. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining each Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. Artisan Partners Funds liquidity committee will determine the liquidity of each Fund’s investments by reference to, among other things, trading volumes, market conditions and contractual provisions.
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Investments in loans through a direct loan may involve additional risks to the Funds. For example, if a loan is foreclosed, the Funds could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Funds could be held liable as co-owner. It is unclear whether certain loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.
It is the position of the US Securities and Exchange Commission (the “SEC”) that, in the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Funds and the corporate borrower, if the participation does not shift to the Funds the direct debtor-creditor relationship with the borrower, the Funds should treat both the lending bank or other lending institution and the borrower as “issuers.” If and to the extent each Fund treats a financial intermediary as an issuer of indebtedness, the Funds may in certain circumstances be limited in its ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Economic exposure to loan interests through the use of derivative transactions, including, among others, credit default swaps and total return swaps, may involve greater risks than if each Fund had invested in the loan interest directly during a primary distribution or through assignments of, or participations in, a bank loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.
Lending Fees. In the process of buying, selling and holding loans, the Funds may receive and/or pay certain fees. These fees are in addition to interest payments received and may include upfront fees, commitment fees, commissions and prepayment penalty fees. When each Fund buys a loan it may receive an upfront fee and when it sells a loan it may pay an upfront fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the loan. In certain circumstances, the Funds may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by the Funds may include covenant waiver fees and covenant modification fees.
Borrower Covenants. A borrower under a loan typically may be required to comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the Lender or lending syndicate (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the loan with a certain portion of excess cash flow. Excess cash flow is generally defined as net income after scheduled debt service payments, cash taxes and permitted capital expenditures but before depreciation and amortization among other adjustments. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower. In the case of a loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the participant to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant.
Administration of Loans. In certain loans, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Funds will generally rely upon the Agent or an intermediate participant to receive and forward to each Fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement each Fund has direct recourse against the borrower, the Funds will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with the financial and operating covenants contained in the Loan Agreement based upon reports prepared by the borrower. The Agent usually does, but is often not obligated to, notify holders of loans of any failures of compliance. In certain loans such as asset-backed loans, the Agent may monitor the value of the collateral, if any, and if the value of such collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to loans for which the Agent does not perform such administrative and enforcement functions, Artisan Partners will perform such tasks on behalf of the Funds, although a collateral bank will typically hold any collateral on behalf of the Funds and the other lenders pursuant to the applicable Loan Agreement.
A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy or insolvency proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of loans. However, if assets held by the Agent for the benefit of the Funds were determined to be subject to the claims of the Agent’s general creditors, the Funds might incur certain costs and delays in realizing payment on a loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants similar risks may arise.
Bridge Financings. Loans may be designed to provide temporary or “bridge” financing to a borrower pending the purchase of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Loans may also be obligations of borrowers who have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness or its willingness or ability to
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repay the bridge loan. If a Fund enters into a commitment with a borrower regarding a bridge loan, the Fund may be obligated on one or more dates in the future to lend funds to the borrower (up to an aggregate stated amount) if called upon to do so by the borrower, which may have the effect of requiring the Funds to increase its exposure to a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid or which each Fund needs to sell other assets to raise cash to satisfy its obligor). As long as a Fund has a reasonable belief, at the time it enters into an unfunded commitment agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, such commitments will not be subject to certain limitations on leverage under the 1940 Act, although such commitments may nonetheless result in a form of leverage.
Senior Loans. Senior floating rate loans may be made to or issued by US or non-US banks or other entities (“Senior Loans”). Senior Loans include senior floating rate loans and institutionally traded senior floating rate debt obligations issued by asset-backed pools and other issues, and interests therein. Senior Loan interests may be acquired from US or foreign commercial banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from other holders of loan interests. Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as SOFR) plus a premium. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and, if below investment grade quality, are often secured with collateral.
From time to time, Artisan Partners and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell Senior Loans to or acquire them from the Fund or may be intermediate participants with respect to Senior Loans in which the Funds owns interests. Such banks may also act as Agents for Senior Loans held by the Funds.
To the extent that the collateral, if any, securing a Senior Loan consists of the stock of the borrower’s subsidiaries or other affiliates, the Funds will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no requirement to pledge additional collateral. In addition, a Senior Loan may be guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a secured Senior Loan. On occasions when such stock cannot be pledged, the secured Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for such Senior Loan. However, the borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of secured Senior Loans.
If a borrower becomes involved in bankruptcy proceedings, a court under certain circumstances potentially could invalidate each Fund’s security interest in any loan collateral or subordinate the Fund’s rights under a secured Senior Loan to the interests of the borrower’s unsecured creditors. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive “reasonably equivalent value” for granting the security interest in the loan collateral to the Funds. For secured Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of such loan were not received or retained by the borrower, but were instead paid to other persons, such as shareholders of the borrower, in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Funds' security interest in any loan collateral. If the Funds' security interest in loan collateral is invalidated or a secured Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, it is unlikely that the Funds would be able to recover the full amount of the principal and interest due on the secured Senior Loan.
Delayed Funding Loans and Revolving Credit Facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Funds to increase its exposure to a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid or which each Fund needs to sell other assets to raise cash to satisfy its obligor). As long as a Fund has a reasonable belief, at the time it enters into an unfunded commitment agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, such commitments will not be subject to certain limitations on leverage under the 1940 Act, although such commitments may nonetheless result in a form of leverage.
Commercial Real Estate Loans. Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Global Unconstrained Fund, Artisan High Income Fund and Artisan International Value Fund  may acquire commercial whole mortgage loans secured by a first mortgage lien on commercial property, which may be structured to either permit the Funds to retain the entire loan, or sell the lower yielding senior portions of the loans and retain the higher yielding subordinate investment. Typically, borrowers of these loans are institutions and real estate operating companies and investors. These loans are generally secured by commercial real estate assets in a variety of industries with a variety of characteristics. The Funds may own entire whole loans or in some cases may choose to syndicate a portion of the risk or participate in syndications led by other institutions. In some cases, the Funds may fund a first mortgage loan with the intention of selling the senior tranche, or an A-Note, and retaining the subordinated tranche, or a B-Note or mezzanine loan tranche. The Funds may seek, in the future, to
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enhance the returns of all or a senior portion of its commercial mortgage loans through securitizations, should the market to securitize commercial mortgage loans recover. In addition to interest, the Funds may receive extension fees, modification or similar fees in connection with whole mortgage loans.
B-Notes. Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Global Unconstrained Fund, Artisan High Income Fund and Artisan International Value Fund  may invest in B-Notes. A B-Note is a mortgage loan typically (i) secured by a first mortgage on a single large commercial property or group of related properties and (ii) subordinated to an A-Note secured by the same first mortgage on the same collateral. As a result, if a borrower defaults, there may not be sufficient funds remaining for B-Note holders after payment to the A-Note holders. Since each transaction is privately negotiated, B-Notes can vary in their structural characteristics and risks. For example, the rights of holders of B-Notes to control the process following a borrower default may be limited in certain investments. The Funds cannot predict the terms of each B-Note investment and does not have control over the terms of the investments held by an investment fund. Further, B-Notes typically are secured by a single property, and so reflect the increased risks associated with a single property compared to a pool of properties.
Mezzanine Loans. Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Global Unconstrained Fund, Artisan High Income Fund and Artisan International Value Fund  may invest in mezzanine loans, which are loans that are subordinate in the capital structure of the borrower, meaning that there may be significant indebtedness ranking ahead of the borrower’s obligation to that Fund in the event of the borrower’s insolvency. Such loans may be collateralized with tangible fixed assets such as real property or interests in real property, or may be uncollateralized. As with other loans to corporate borrowers, repayment of a mezzanine loan is dependent on the successful operation of the borrower. Mezzanine loans may also be affected by the successful operation of other properties, the interests in which are not pledged to secure the mezzanine loan. While mezzanine investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the mezzanine investments and may benefit from cross-default provisions and security over the borrower’s assets, some or all of such terms may not apply to particular mezzanine investments. Mezzanine investments generally are subject to various risks including, without limitation, (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt incurred in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations. In addition to interest, the Fund may receive extension fees, modification or similar fees in connection with investments in mezzanine loans.
Stressed and Distressed Instruments. Each Fund that may invest in fixed income securities may also invest in securities or other instruments of stressed or distressed issuers, including issuers that have not made previously agreed upon interest and/or principal repayments (i.e., “non-performing obligations”). Stressed or distressed debt securities may be issued by companies involved in reorganizations, financial restructurings or bankruptcy or otherwise experiencing, or likely to experience, financial difficulty. The Fund’s investment in stressed or distressed debt typically involves the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company’s indebtedness and generally are made available by banks or other institutional investors. By purchasing all or a part of a loan participation, the Fund, in effect, steps into the shoes of the lender. Stressed or distressed debt purchased by the Fund may be in the form of loans, notes or bonds. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders otherwise no such priority of claims exists.
Investments in the securities of financially stressed or distressed issuers involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In addition, certain non-performing obligations may require substantial workout negotiations, restructuring or bankruptcy filings that may entail a substantial reduction in the interest rate, deferral of payments and/or a substantial write-down of the principal of a loan or conversion of some or all of the debt to equity. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Fund’s judgments about the credit quality of a financially stressed or distressed issuer and the relative value of its securities may prove to be wrong.
Inflation-Indexed Bonds. Each Fund that may invest in fixed income securities may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The US Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the accruals as part of a semiannual coupon. Inflation-indexed securities issued by the US Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The US Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if an investor purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).
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If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities may provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of US inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the US Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Participation on Creditors’ Committees. From time to time, Artisan Partners participates on unofficial “ad-hoc” or official creditors’ committees formed to negotiate the management of financially troubled companies that may or may not be in bankruptcy on behalf of its client accounts, including the Funds, that hold the companies’ debt securities. When Artisan Partners joins a creditors’ committee, whether official or unofficial, the participants of the committee are interested in obtaining an outcome that is in their respective best interests. There can be no assurance of obtaining results most favorable to a Fund in such proceedings. By participating on such committees, Artisan Partners could be deemed to have duties to other creditors represented by the committees, which might expose Artisan Partners to liability to such other creditors who disagree with Artisan Partners’ actions. While Artisan Partners intends to comply with all applicable securities laws and to make judgments concerning restrictions on trading in good faith, Artisan Partners is generally permitted to invest in the company’s securities on behalf of a Fund while engaged in the company’s restructuring activities which could potentially create a risk of litigation and liability that could potentially adversely affect a Fund.
Shareholder Engagement
In connection with its strategy, the Funds, in the sole discretion of Artisan Partners may, in some cases along with other investors and/or other parties, take various forms of action, including issuing demand letters, making and defending claims, and/or taking other litigious or dispute resolution-related measures. In connection with such actions, the Funds may bear certain fees, costs, expenses and liabilities. Other clients of Artisan Partners that are or were holders in, or otherwise involved with, the subject assets may or may not (depending on the circumstances) be parties to such actions, with the result that the Funds may participate in actions in which not all clients of Artisan Partners with similar assets may participate, and such nonparticipating clients may benefit from the results of such actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. Artisan Partners, for example, typically does not have authority to pursue legal claims on behalf of its separately managed client accounts but these client accounts may benefit from litigation pursued on behalf of the Funds. For any such nonparticipating clients, Artisan Partners bears the proportionate share of the fees, costs and expenses.
Real Estate Investment Trusts (“REITs”)
Each Fund may invest in REITs. REITs are trusts that invest primarily in commercial real estate and/or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income (excluding net capital gain) for each taxable year. By investing in REITs indirectly through a Fund, shareholders will bear not only their proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.
A Fund may be subject to certain risks associated with a REIT’s direct investment in real property and real estate-related loans. A REIT that invests in real estate-related loans may be affected by the quality of the credit extended, is dependent on specialized management skills, is subject to risks inherent in financing a limited number of properties, interest rate risk, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for favorable tax treatment under the Code or its failure to maintain exemption from registration under the 1940 Act.
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Convertible Securities
Each Fund may invest in convertible securities. Convertible securities include any corporate debt security or preferred stock that may be converted into, or carries the right to purchase, underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security generally is less than would be the case if the security were a non-convertible obligation.
The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its “investment value.”  The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.
If, because of a low price of the common stock, a convertible security’s conversion value is substantially below its investment value, the convertible security’s price is governed principally by its investment value. If a convertible security’s conversion value increases to a point that approximates or exceeds its investment value, the convertible security’s value will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Holders of convertible securities have a claim on the issuer’s assets prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.
A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives.
A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company’s capital structure and, therefore, generally entail less risk than the company’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.
Preferred Stock
Each Fund may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return, and may be convertible into, or carry the right to purchase, the company’s common stock.
The value of a company’s preferred stock (like its common stock) may fall as a result of factors relating directly to that company’s products or services or due to factors affecting companies in the same industry or in a number of different industries. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.
Because the claim on an issuer’s earnings represented by preferred stocks may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred stocks, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, a Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.
Common Stock Warrants and Rights
Each Fund may invest in common stock warrants and rights and may acquire, receive and retain common stock warrants and rights that are attached to securities held by the Fund. Common stock warrants entitle the holder to buy common stock from the issuer of the warrant at a
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specific price (the “strike price”) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances. Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.
Investment Companies
Each Fund may invest in other investment companies, including money market funds, other open-end funds, closed-end funds, private funds and exchange-traded funds (“ETFs”), to the extent permitted by the 1940 Act and the rules thereunder. For example, Rule 12d1-4 under the 1940 Act allows a Fund to acquire shares of an acquired investment company (i.e., an "acquired fund") in excess of the limitations currently imposed by the 1940 Act. "Fund of funds" arrangements relying on Rule 12d1-4 will be subject to several conditions, certain of which are specific to a Fund’s position in the arrangement (i.e., as an acquiring investment company (i.e., an "acquiring fund") or acquired fund). Notable conditions include those relating to: (i) control and voting that prohibit an acquiring fund, its investment adviser (or a subadviser) and their respective affiliates from beneficially owning more than 25% of the outstanding voting securities of an unaffiliated acquired fund; (ii) certain required findings relating to complexity, fees and undue influence (among other things); (iii) fund of funds investment agreements; and (iv) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s assets, except in certain circumstances. To the extent a Fund is an acquired fund, the limitations placed on acquired funds under Rule 12d1-4 may impact the investments made by the Fund.
Investing in other investment companies, including ETFs, will result in higher fees and expenses for a Fund and its shareholders. As a shareholder of another investment company, a Fund would bear, along with other shareholders, a pro rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by a Fund’s shareholders. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.
Investment companies that trade on exchanges, including ETFs, also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities in which the investment companies invest and the risk of possible trading halts due to market conditions or for other reasons.
Additionally, investment companies, including ETFs, generally are subject to the same risks as the underlying securities in which the investment company invests. For example, an ETF that tracks an index will subject a Fund to risks of the specific sector, industry or asset type to which the ETF relates. As a further example, each Fund may invest in ETFs that provide direct exposure to Bitcoin or other cryptocurrencies (which generally are types of digital assets designed to act as mediums of exchange), in which case it would be subject to the risks associated with such assets. Bitcoin and other cryptocurrencies generally operate without central authority (such as a bank) and the regulation thereof is still developing. Bitcoin and other cryptocurrencies are subject to very high volatility, the risk of fraud, theft, manipulation or security failures and operational or other problems that impact cryptocurrency trading venues. As exchange-traded investment vehicles, ETFs may involve market risk, management risk and (for index funds) tracking risk. Additionally, if a Fund acquires shares of an ETF, shareholders bear both their proportionate share of expenses in a Fund (including management and advisory fees) and, indirectly, the expenses of the ETF.
Exchange Traded Notes (“ETNs”)
Each Fund that may invest in fixed income securities may also, from time to time, invest in ETNs. An ETN is a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s return is based on the performance of a market index less fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked less certain fees and expenses. ETNs do not make periodic interest payments, and principal is not protected. An ETN’s ability to track an index may be impeded if components comprising the index are temporarily unavailable, and an ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in that index. ETNs also incur certain expenses not incurred by their applicable indices. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be hard to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
The market value of an ETN is determined by supply and demand, the current performance of the index and the credit rating of the ETN issuer. The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value.
Investments in any commodities-linked ETNs may be limited by tax considerations, including each of those Fund’s intention to qualify annually as a regulated investment company under the Code. See “Additional Federal Income Tax Information” below.
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Managing Investment Exposure
Each Fund may (but is not obligated to) use various techniques, such as derivatives, to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of their portfolios. These techniques include buying and selling options, futures contracts or options on futures contracts, forward contracts, swap agreements, or entering into currency exchange contracts.
Artisan Partners may use these techniques for hedging or investment purposes, risk management, portfolio management, duration management or with the purpose or effect of creating investment leverage. If Artisan Partners judges market conditions incorrectly or employs a strategy that does not correlate well with a particular Fund’s investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a substantial loss. Use of these techniques may increase the volatility of that Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
Derivatives can be highly complex and may perform in ways unanticipated by Artisan Partners and participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. When a Fund enters into a derivatives transaction as a substitute for or alternative to a direct cash investment, the Fund is exposed to the risk that the derivative transaction may not provide a return that corresponds precisely with that of the underlying investment. It is possible that, when a Fund uses a derivative for hedging purposes, the derivative will not in fact provide the anticipated protection, and the Fund could lose money on both the derivative transaction and the exposure the Fund sought to hedge. Because most derivatives involve contractual arrangements with a counterparty, no assurance can be given that a particular type of derivative contract can be completed or terminated when desired by a Fund. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested.
Derivatives may be highly volatile and a Fund’s use of derivatives may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments declines. Since many derivatives involve leverage, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
In addition to the risks of an adverse change in the value of the underlying asset, a Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. In the event the counterparty to a derivative instrument becomes insolvent, a Fund potentially could lose all or a large portion of its investment in the derivative instrument. Derivatives may be difficult to value and illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of income recognized and taxes paid by Fund shareholders.
The Funds rely on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. To the extent a Fund is not a limited derivatives user (as defined in Rule 18f-4) and chooses to rely on the Rule, Rule 18f-4, among other things, limits a Fund’s derivatives exposure through a value-at-risk test and requires such Funds to adopt and implement a derivatives risk management program that is reasonably designed to manage the Funds’ derivatives risks. Subject to certain conditions, Funds that are limited derivatives users, discussed below, are not subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the Funds are no longer required, and generally do not intend to, segregate assets to cover derivatives and certain other financial instruments, except with respect to reverse repurchase agreements and similar financing transactions in accordance with the Funds’ fundamental investment restriction. In addition, Rule 18f-4 could restrict the Funds’ abilities to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Funds.
Limited derivatives users are not required to adopt a derivatives risk management program, comply with the “value at risk” limit on fund leverage risk, or comply with certain board oversight and reporting requirements. Limited derivatives users are required, however, to adopt and implement written policies and procedures reasonably designed to manage the regulated fund’s derivatives risk. In order to qualify as a limited derivatives user, a Fund’s derivatives “exposure” (as defined in Rule 18f-4) cannot exceed 10% of its net assets, excluding certain currency or interest rate derivatives used for hedging purposes in accordance with specific requirements set out in Rule 18f-4. As of the date of this SAI, each Fund other than Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Focus Fund, Artisan Global Unconstrained Fund and Artisan High Income Fund intends to operate as a limited derivatives user.
Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts (“forward contracts”). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and at a price set at the time of the contract. Forward contracts usually are entered into with banks and broker-dealers and are not exchange traded.
Forward currency transactions may involve currencies of the different countries to which a Fund may have exposure and serve as hedges against possible variations in the exchange rate between these currencies. Currency transactions may be used for transaction hedging and portfolio hedging involving either specific transactions or portfolio positions (including positions obtained through, among other
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instruments, participation certificates and depositary receipts that may be denominated in US dollar or foreign currencies). Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or income receivables. Portfolio hedging is the use of forward contracts with respect to portfolio security positions (including positions obtained through, among other instruments, participation certificates and depositary receipts that may be denominated in US dollar or foreign currencies) denominated or quoted in a particular currency. Portfolio hedging allows a Fund to limit or reduce exposure to a foreign currency by entering into a forward contract, including a cross-currency forward contract, to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the US dollar, or in the case of a cross-currency forward contract, the foreign value of certain underlying foreign portfolio positions can be approximately matched by an equivalent US dollar or foreign currency liability.
At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency counterparty obligating it to purchase on the same maturity date the same amount of the currency.
It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.
Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.
Options on Securities and Indices. Each Fund may purchase and write (sell) put options and call options on securities, indices or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities. Each Fund may also purchase and write (sell) over-the-counter (“OTC”) put options and call options.
An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.) In contrast to exchange-traded options, OTC options are two-party contracts with negotiated exercise prices and expiration dates.
A Fund will write call options and put options only if they are “covered.” Generally, a written call is covered if a Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for a Fund by its custodian in a segregated account) the underlying security subject to the option, or otherwise segregates sufficient cash or other liquid assets to cover the outstanding position. A written call is also covered if a Fund holds a purchased call option on the same security as the underlying security of the written call, where the exercise price of the call used for coverage is equal to or less than the exercise price of the written call. A written put is covered if, at all times during the option period, a Fund maintains, in a segregated account, cash or other liquid assets in an amount equal to at least the exercise price of the written put. Similarly, a written put could be covered by a Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased put is equal to or more than the exercise price of the written put or less than the exercise price of the written put if the marked to market difference is maintained by a Fund in cash or other liquid assets which a Fund holds in a segregated account.
If an option written by a Fund expires unexercised, the Fund realizes a gain for tax purposes equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid.
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A Fund will realize a capital gain from a closing transaction for an option written by the Fund if the cost of the closing transaction is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the amount received from a closing transaction for an option purchased by the Fund is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. As the writer of a covered call option on a security, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.
If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.
Risks Associated with OTC Options. OTC options are contracts between a Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Thus, if a Fund purchases an OTC option and the option is exercised, there is a risk that the counterparty will fail to perform, which could result in the loss of any premium paid by the Fund and the loss of any anticipated benefit from the transaction. Under certain circumstances, OTC options also may be considered illiquid and thus subject to a Fund’s restriction on investing in illiquid securities.
Forward Contracts, Futures Contracts and Options on Futures Contracts. Each Fund may buy and sell forward contracts or futures contracts. A forward contract or futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or money at a specified time and price. Each Fund also may purchase and write call and put options on futures contracts. Options on futures contracts give the holder the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Options on futures contracts possess many of the same characteristics as options on securities, indices and foreign currencies, as previously discussed.
A Fund may use forward contracts, futures contracts and options on futures contracts for hedging, risk management or portfolio management purposes, including to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument.
The market value of a forward contract or futures contract is equal to the gains or losses on the contract, which are marked to market at least daily. Variation margin payments equal to the amount of mark-to-market gains or losses on futures contracts are made to, or from, the account of the holder each day generally through the clearinghouse. Because of the daily marking to market and payment of variation margin of futures contracts, a position begins each day with “zero” market value.
There are risks associated with forward contracts, futures contracts and options on futures contracts including that the success of such an investment strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; there may not be a liquid secondary market for a forward contract, futures contract or futures option; trading restrictions or limitations may be imposed by an exchange; and Rule 18f-4 under the 1940 Act and other government regulations may limit trading in futures contracts and futures options.
Swap Agreements. Each Fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. An example of one type of swap involves the exchange by the Fund with another party of their respective commitments to pay or receive cash flows, for example, an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.
Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease a Fund’s exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if a Fund agrees to exchange payments in US dollars for payments in a non-US currency, the swap agreement would tend to decrease a Fund’s exposure to US interest rates and increase its exposure to that non-US currency and interest rates. Each Fund may also engage in total return swaps, in which
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payments made by a Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed income security, a combination of such securities, or an index). The value of a Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price. A Fund’s ability to engage in certain swap transactions may be limited by tax considerations.
A Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to a Fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. Under certain circumstances, suitable transactions may not be available to a Fund, or a Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Swaps carry counterparty risks that cannot be fully anticipated. Also, because swap transactions typically involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to a Fund.
A credit default swap on a bond is an agreement between a Fund and a counterparty that enables a Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a US or non-US corporate issuer on its debt obligations. In return for its obligation, a Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments, and would have no payment obligations to the counterparty. A Fund may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.
Each Fund may enter into credit default swap contracts as protection buyer in order to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection). This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to a Fund. The purchase of credit default swaps involves costs, which will reduce a Fund’s return.
Credit default swaps involve a number of special risks. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When a Fund acts as a seller of credit default swap protection, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer up to the full notional value of the reference obligation. Each party to a credit default swap is subject to the credit risk of its counterparty (the risk that its counterparty may be unwilling or unable to perform its obligations on the swap as they come due). The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.
A protection buyer may lose its investment and recover nothing should an event of default not occur. A Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.
The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. The parties to a credit default swap may be required to post collateral to each other. If a Fund posts initial or periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if the Fund receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty. A Fund may exit its obligations under a credit default swap by terminating the contract and paying applicable breakage fees, novating the contract to a third-party or by entering into an offsetting credit default swap position, which may cause a Fund to incur more losses.
Each Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in a Fund’s use of options.
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Each Fund may also engage in total return swaps, in which payments made by a Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). Total return swap agreements may be used to obtain exposure to a security, commodity, or market without owning or taking physical custody of such security or investing directly in such market. Each Fund may also enter into swap agreements on futures contracts including, but not limited to, index futures contracts. Swap agreements on futures contracts are generally subject to the same risks involved in the fund’s use of futures contracts, in addition to the risks involved in the fund’s use of swap agreements. A total return swap, or a swap on a futures contract, may add leverage to a portfolio by providing investment exposure to an underlying asset or market where the Fund does not own or take physical custody of such asset or invest directly in such market.
Many swaps are complex and often valued subjectively. Many over-the-counter derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when a Fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the Fund’s NAV.
Risks Related to a Fund’s Clearing Broker and Central Clearing Counterparty. To the extent it uses swaps or futures contracts, a Fund will be required to deposit margin and other assets with its swaps and futures clearing brokers. There is a risk that assets deposited by a Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of a Fund might not be fully protected in the event of the clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for the relevant account class. Similarly, all customer funds held at a clearing organization in connection with any futures contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. All customer funds held at a clearing organization with respect to cleared swaps of customers of a clearing broker are also held in an omnibus account, but Commodity Futures Trading Commission (“CFTC”) rules require that the clearing broker notify the clearing organization of the amount of the initial margin provided by the clearing broker to the clearing organization that is attributable to each customer. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot do so, but may do so if the clearing member does not provide accurate reporting to the clearing organization as to the attribution of margin among its clients. Also, since clearing brokers generally provide to clearing organizations the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer, a Fund is subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, a Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.
CPO Exclusion. The Funds, except Artisan Emerging Markets Debt Opportunities Fund and Artisan Global Unconstrained Fund, are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. In order to claim the exclusion, each Fund is limited in its ability to trade certain commodity instruments (such as futures contracts, options on futures contracts, commodity options and certain swaps) other than for bona fide hedging purposes (as defined by the CFTC) or must limit its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts. Accordingly, neither the Funds nor Artisan Partners (with respect to the Funds) are subject to registration or regulation as “commodity pool operators” under the CEA. The Funds’ ability to invest in certain financial instruments regulated under the CEA (“commodity interests”) (including, but not limited to, futures and swaps on broad-based securities indices and interest rates) is limited by Artisan Partners’ intention to operate the Funds in a manner that would permit Artisan Partners to continue to claim the exclusion under Rule 4.5, which may adversely affect the Funds’ total return. In the event that Artisan Partners becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to the Funds, the Funds’ expenses may increase, adversely affecting the Funds’ total return.
Commodity Futures Trading Commission Registration. Artisan Partners is registered with the CFTC as a commodity pool operator with respect to its management of Artisan Emerging Markets Debt Opportunities Fund and Artisan Global Unconstrained Fund. As the commodity pool operator of the Funds, Artisan Partners has claimed relief under the Commodity Exchange Act from certain reporting and recordkeeping requirements. The CFTC has neither reviewed nor approved the Funds’ investment strategies or this SAI.
Liquidity Risks
Liquidity risk is the risk that securities or other investments may be difficult or impossible to sell at the times, in the amounts, or at the prices desired by a Fund. Securities or other investments may be or become illiquid because of the absence of an active trading market or distress in a trading market. The liquidity of an investment can change quickly, particularly under stressed market circumstances. If an investment is or becomes illiquid or less liquid, a Fund may not be able to sell that investment promptly at the value at which it is carried. A Fund that seeks to sell an illiquid or less liquid investment quickly may receive distressed prices or incur higher transaction costs. In addition, lack of liquidity may make it difficult to determine an accurate market value for an investment. Investments are considered illiquid if a Fund does not expect it
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could sell a reasonably anticipated trade size of the investment within seven calendar days or less without significantly affecting the market value of the investment.
Liquidity risk is heightened when a Fund is required to raise cash quickly. For example, unusually high redemption requests, including redemption requests from large shareholders, large redemptions due to asset allocation changes, or redemptions in stressed market conditions may make it difficult for a Fund to sell investments in sufficient time to allow it to meet redemptions. Even an investment that is not considered “illiquid” may create liquidity risk if a Fund needs to sell the investment on short notice or in stressed market conditions. Redemption requests could cause a Fund to sell illiquid or less liquid investments at reduced priced, or otherwise meet redemption requests wholly or partly by an in-kind distribution of securities, in order to meet its redemption obligations.
Investments may be illiquid because of, among other factors, the absence of a trading market or distress in a trading market. Such conditions may adversely impact a Fund’s ability to value the investments or dispose of them promptly at the value at which they are carried. Investments in illiquid securities or holding securities that have become illiquid pose risks of potential delays in resale. Limitations on or delays in resale may have an adverse impact on the marketability of portfolio securities, and it may be difficult for a Fund to dispose of illiquid investments promptly or to sell the securities underlying the investments for the value at which they are carried, if at all, or at any price within the desired time frame. In addition, a Fund may receive distressed prices and incur higher transaction costs with respect to illiquid securities.
The Funds have implemented a liquidity risk management program and the board of directors of the Funds appointed the Funds’ liquidity committee, consisting of officers of the Funds, as the liquidity risk management program administrator. Under the liquidity risk management program, the liquidity committee is responsible for making liquidity determinations, evaluating any issues that arise in connection with the program and reporting to the board of directors on the effectiveness of the program. In accordance with the program, no Fund will acquire any illiquid investment, as determined by the liquidity committee, if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.
Private Placements and Restricted Securities
Each Fund may invest in private placement and other restricted securities (i.e., securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws). Rule 144A permits certain qualified institutional buyers, including investment companies that own and invest at least $100 million in securities, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The potential lack of liquidity for these securities may make it more difficult to accurately value these securities.
Private Investment Vehicles. Each Fund may also invest in private investment funds, pools, vehicles, or other structures such as, without limitation, hedge funds, private equity funds or other pooled investment vehicles, which may take the form of corporations, partnerships, trusts, limited partnerships, limited liability companies, or any other form of business organization (collectively, “private funds”), including, to the extent permitted by the 1940 Act and the rules thereunder, those sponsored or advised by Artisan Partners or its related parties. Private funds may utilize leverage without limit and, to the extent each Fund invests in private funds that utilize leverage, each Fund will indirectly be exposed to the risks associated with that leverage and the values of its shares may be more volatile as a result. If a private fund in which a Fund invests is not publicly offered or there is no public market for its shares, the Fund will typically be prohibited by the terms of its investment from selling its shares in the private fund, or may not be able to find a buyer for those shares at an acceptable price. Securities issued by private funds are generally issued in private placements and are restricted securities. An investment in a private fund may be highly volatile and difficult to value. Each Fund would bear its pro rata share of the expenses of any private fund in which it invests.
Private Investments in Public Equity. Each Fund may invest in private investments in public equity ("PIPEs"), which are equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. When investing in PIPEs, a Fund is required to make investment commitments as part of the conditions for entering into these investments. As long as a Fund has a reasonable belief, at the time it enters into an unfunded commitment agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, such commitments will not be subject to certain limitations on leverage under the 1940 Act, although such commitments may nonetheless result in a form of leverage. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
ReFlow Liquidity Program and Redemption In-Kind Program
The Funds may participate in the ReFlow Fund, LLC (“ReFlow”) liquidity program (“program”), which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow provides participating mutual funds (such as the Funds) with a source of cash to meet net shareholder redemptions on days on which participating mutual funds participate in the daily liquidity auction conducted by ReFlow in connection with the program by agreeing to purchase shares of the winning mutual funds each business day up to the value of the net shares redeemed by other shareholders that are to settle the next business day. If ReFlow has insufficient cash to purchase the full amount requested by a Fund to meet shareholder redemptions, ReFlow will purchase shares
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of the Fund and other participating mutual funds based on descending order of fee bid on a pro rata basis. Following purchases of a Fund’s shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow or at other times at ReFlow’s or Artisan Partners’ discretion. While ReFlow holds a Fund’s shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 14 basis points of the value of the Fund shares purchased by ReFlow, although a Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of the Fund and its shareholders. ReFlow’s purchases of a Fund’s shares through the program are made on an investment-blind basis without regard to a Fund’s objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. ReFlow will not be subject to the Funds’ investment minimums, the redemption fee of 2% generally imposed by Artisan Floating Rate Fund and Artisan High Income Fund when shareholders sell or exchange shares owned for 90 days or less, or the activities described under the section titled “Inappropriate Trading” in the prospectus. ReFlow will periodically redeem its entire share position in a Fund and request that such redemption be met in-kind in accordance with Artisan Partners Funds’ policy on purchases and redemptions in-kind. The board of directors has approved the Funds’ participation in the ReFlow program. Artisan Partners believes that the program may assist in stabilizing each Fund’s net assets, to the benefit of the Fund and its shareholders, although there is no guarantee that the program will do so. To the extent the Fund’s net assets do not decline, the investment adviser typically will also benefit. From time to time ReFlow may pledge fund shares as collateral in connection with its borrowings from third-party lenders.
In some circumstances, including in order to manage and optimize a Fund’s portfolio composition, a Fund in its discretion may accept large purchase orders from one or more financial institutions that are willing, upon redemption of their investment in the Fund, to receive their redemption in-kind rather than in cash. To the extent the Fund determines that doing so would be in the best interest of the Fund and its shareholders, Artisan Partners shall have the authority to effect the redemption in-kind transaction, including the authority to effect non-pro rata distributions to redeeming shareholders (provided that the redeeming shareholder is not an affiliated person of the relevant Fund or an affiliated person of such person) in a manner consistent with applicable policies and procedures. In effecting such redemption in-kind, Artisan Partners may select securities to distribute to the redeeming shareholder by considering certain factors, including transaction costs, market impact, tax efficiency, operational restrictions on transfer, news or information in financials pertaining to a specific issuer, and/or any other factor that Artisan Partners believes is relevant. The Funds’ frequent and short-term trading policy, as described in the prospectus under “Inappropriate Trading”, shall not apply to the transactions described in this paragraph.
Special Purpose Acquisition Companies
Each Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in US government securities, money market securities or holds cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity's shareholders. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. A SPAC’s structure may result in significant dilution of a stockholder’s share value immediately upon the completion of a business combination due to, among other reasons, interests held by the SPAC sponsor, conversion of warrants into additional shares, shares issued in connection with a business combination and/or certain embedded costs. There is no guarantee that the SPACs in which a Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.
Lending of Portfolio Securities
In order to generate incremental revenue, a Fund may participate in a securities lending program, in which securities from its portfolio may be loaned to third parties. As a matter of policy, securities loans by the Funds are made to broker-dealers or other financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, “marked-to-market” daily. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before a Fund can dispose of it. The borrower pays to a participating Fund an amount equal to any dividends or interest received on securities lent (known as “manufactured payments” or “substitute payments”). Manufactured payments for dividends or interest received by a participating Fund while its securities are loaned out will not be considered qualified dividend income and may have other tax implications. To the extent that a Fund makes a distribution of income received by the Fund pursuant to loans of its portfolio securities, such income will not constitute qualified dividend income to noncorporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. A participating Fund retains all or a portion of the interest received on investment of the cash collateral and/or receives a fee from the borrower. A participating Fund bears the risk of any loss on the investment of the collateral; any such loss may exceed, potentially by a substantial amount, any profit to the Fund from its securities lending activities. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, a participating Fund
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retains the right to call the loans at any time, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. A participating Fund may also call such loans in order to sell the securities.
Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), currently serves as the securities lending agent for Artisan Partners Funds. As securities lending agent, GSAL is responsible for marketing to approved borrowers available securities from each participating Fund’s portfolio. In addition, GSAL is responsible for the administration and management of each participating Fund’s securities lending program, including the preparation and execution of an agreement with each approved borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Fund’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the approved borrower(s), and arranging for the investment of cash collateral received from borrowers in accordance with the Fund’s investment guidelines. GSAL also arranges for the return of loaned securities to a participating Fund at loan termination, and, as applicable, in connection with proxy votes.
GSAL receives as compensation for its services a portion of the amount earned by each Fund for lending securities. The table below sets forth, for the most recently completed fiscal year for each Fund that participated in the program, the Fund’s gross income received from securities lending activities, the fees and/or other compensation paid by the Fund for securities lending activities, and the net income earned by the Fund that participated in the program for securities lending activities. The table below also discloses any other fees or payments incurred by each Fund resulting from lending securities.
	Artisan Global Discovery Fund	Artisan Global Equity Fund	Artisan Global Unconstrained Fund	Artisan Global Value Fund	Artisan High Income Fund	Artisan International Fund
Gross income from securities lending activities	$20,730	$80,549	$1,784	$529,381	$1,893,819	$1,790,166
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$1,054	$6,282	$37	$40,292	$51,770	$87,221
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0	$0	$0	$0
Rebates (paid to borrowers)	$9,017	$10,747	$1,377	$81,693	$1,318,588	$821,041
Other fees not included in revenue split (specify)	$0	$0	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$10,071	$17,029	$1,414	$121,985	$1,370,358	$908,262
Net income from securities lending activities	$10,659	$63,520	$370	$407,396	$523,461	$881,904

	Artisan International Value Fund	Artisan Small Cap Fund	Artisan Sustainable Emerging Markets Fund
Gross income from securities lending activities	$8,625,952	$143,107	$47,166
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$689,658	$7,197	$2,227
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	Artisan International Value Fund	Artisan Small Cap Fund	Artisan Sustainable Emerging Markets Fund
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0
Rebates (paid to borrowers)	$963,085	$63,142	$22,425
Other fees not included in revenue split (specify)	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$1,652,743	$70,339	$24,652
Net income from securities lending activities	$6,973,209	$72,768	$22,514
Cash and Money Market Funds
Each Fund typically holds a portion of its available cash at its custodian and invests the remaining available cash in shares of US dollar denominated money market funds, which are a type of investment company, or in repurchase agreements. See “Repurchase Agreements” in this SAI. The term “cash,” as used in the prospectus and this SAI, includes cash and investments in such instruments.
An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. Investments in money market funds are also subject to the risks of investing in other investment companies. See "Investment Companies" in this SAI.
Repurchase Agreements
Repurchase agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by a Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will typically provide that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future. A Fund will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by each Fund to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year. A Fund may under certain circumstances sell collateral securities to third parties with the intention of repurchasing such collateral before it matures. The Fund could incur a loss of both principal and interest, as applicable, with respect to any collateral securities it sells. A Fund will enter into repurchase agreements only with banks and broker-dealers believed by Artisan Partners to present minimal credit risks. The SEC has finalized new rules requiring the central clearing of certain repurchase transactions involving US Treasuries. Historically, such transactions have not been required to be cleared and voluntary clearing of such transactions has generally been limited. The new clearing requirements could make it more difficult for a Fund to execute certain investment strategies.
When-Issued and Delayed-Delivery Securities
Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Artisan Partners deems it advisable for investment reasons. No Fund currently intends to have commitments to purchase when-issued securities in excess of 5% (or, with respect to Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Global Unconstrained Fund, Artisan High Income Fund and Artisan International Explorer Fund, 10%) of its total assets.
Reverse Repurchase Agreements
A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and
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price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.
If a Fund enters in reverse repurchase agreements or similar financing transactions and investment techniques in reliance on the exemption in Rule 18f-4(d), the Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. However, reverse repurchase agreements, dollar rolls and other similar investment techniques will be subject to each Fund's fundamental limitation on borrowing. The use of these investment strategies, as well as borrowing under a line of credit as described below, may give rise to a form of leverage and increase a Fund’s overall investment exposure, resulting in increased volatility of a Fund’s NAV. In each of these cases, a Fund’s derivatives risk management program, if applicable, and relevant legal or regulatory requirements may limit a Fund’s ability to use these investment techniques.
Index Securities; Structured Products
Each Fund may invest in structured products. The term “structured products” is used to describe a variety of investment instruments that give the holder of the product some investment exposure to a specified asset without actually, or directly, acquiring ownership of that asset. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. Structured products include asset securitizations, in which an owner of assets transfers them to a special purpose vehicle (“SPV”), which in turn issues certificates that entitle the holder to certain cash flows derived from the underlying assets. A Fund, as a holder of such certificates, may have the right to receive payments only from the SPV, and generally does not have direct rights against the issuer or the entity that sold the assets to the SPV. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products. Structured products generally entail risks associated with derivative instruments.
Structured notes are derivative debt securities, the interest rate or principal of which is typically determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.
The terms of structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities.
Credit-linked Notes. Artisan Developing World Fund, Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Focus Fund, Artisan Global Unconstrained Fund, Artisan Global Value Fund, Artisan High Income Fund, Artisan International Explorer Fund, Artisan International Small-Mid Fund, Artisan International Value Fund and Artisan Select Equity Fund may invest in credit-linked notes. A credit-linked note is a type of structured note whose value is linked to an underlying reference asset. Credit-linked notes typically provide periodic payments of interest as well as payment of principal upon maturity. The value of the periodic payments and the principal amount payable upon maturity are tied (positively or negatively) to a reference asset, such as an index, government bond, interest rate or currency exchange rate. The ongoing payments and principal upon maturity typically will increase or decrease depending on increases or decreases in the value of the reference asset. A credit-linked note typically is issued by a special purpose trust or similar entity and is a direct obligation of the issuing entity. The entity, in turn, invests in bonds or derivative contracts in order to provide the exposure set forth in the credit-linked note. The periodic interest payments and principal obligations payable under the terms of the note typically are conditioned upon the entity’s receipt of payments on its underlying investment. If the underlying investment defaults, the periodic payments and principal received by the Fund will be reduced or eliminated. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. Generally, investors in credit-linked notes assume the risk of default by the issuer and the reference entity in return for a potentially higher yield on their investment or access to an investment that they could not otherwise obtain. In the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate is generally less than the Fund’s initial investment and the Fund may lose money.
Commercial Paper
Artisan Developing World Fund, Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Focus Fund, Artisan Global Unconstrained Fund, Artisan Global Value Fund, Artisan High Income Fund, Artisan International Explorer Fund, Artisan International
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Small-Mid Fund, Artisan International Value Fund and Artisan Select Equity Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the US dollar and a foreign currency or currencies.
US Government Securities
Each Fund may invest in US Government Securities. US Government securities are obligations of and, in certain cases, guaranteed by, the US Government, its agencies or instrumentalities. Some US Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the US Department of the Treasury (the “US Treasury”); others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the US Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. US Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities. The US Government does not guarantee the NAV of the Funds’ shares.
On 1 August 2023, Fitch Ratings downgraded US Treasury securities from AAA to a AA+ rating. This followed a similar downgrade of US Treasury securities by S&P Global Ratings in August 2011. Another downgrade of the ratings of US Government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the US economy.
Short Sales
Each Fund may make short sales “against the box.” In a short sale, a Fund sells a borrowed security and is required to return the identical security to the lender. A short sale against the box involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale against the box enables a Fund to obtain the current market price of a security that it desires to sell but is unavailable for settlement.
Each Fund may also make short sales “not against the box,” which are generally short sales of securities the Fund does not own. Short sales that are not made against the box create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since the Fund, in effect, profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in short sales. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when the Fund would not otherwise sell the portfolio securities.
In order to engage in short sales, a Fund must arrange with its custodian or a broker to borrow the security being sold short. In addition, a Fund typically pays its custodian or broker fees for lending the security and must also pay the equivalent of the interest or dividends paid by the issuer on the securities borrowed during the time the short position is open. In order to close out its short position, a Fund replaces the security by purchasing the security at the price prevailing at the time of replacement or taking the security a Fund otherwise holds and delivering it to its custodian or broker. If the price of the security sold short has increased since the time of the short sale, a Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. A Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price the security sold short could attain. A Fund may be limited in its use of short sales by its derivatives risk management program, if applicable.
The SEC and other regulators have in the past and may in the future adopt restrictions or other requirements on short sales and short positions. Restrictions on and/or reporting of short selling and short positions may negatively impact and materially impair a Fund's ability to execute certain investment strategies.
Line of Credit
Artisan Partners Funds maintains a line of credit with a syndicate of banks in order to permit borrowing for temporary or emergency purposes, including, without limitation, the funding of redemptions and trade settlement in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Each Fund may also enter into a separate line of credit dedicated to just a Fund or a group of Funds that can be used for temporary purposes or investment. In connection with the Fund’s entering into Artisan Partners Funds’ line of credit, or in connection with a separate, dedicated line of credit for a Fund, as the case may be, the Fund will pay agents fees, up-front fees to the lenders and legal expenses and, if applicable, will be charged its share of commitment fees on the aggregate commitment amount, in each case on a pro rata basis based on its net assets. Any borrowings under that line of credit by a Fund would be subject to restriction (5) under “Investment Restrictions” in this SAI. Borrowings under the line of credit bear interest at a variable rate. Borrowing results in interest expense on the amount borrowed and other fees and expenses for the borrowing Fund which will impact that Fund’s net expenses.
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Use of Subsidiaries
The Funds may make investments in securities, derivatives and other instruments, directly or through investments in one or more wholly-owned subsidiaries (each a "Subsidiary").
Artisan Emerging Markets Debt Opportunities Fund and Artisan Global Unconstrained Fund each may make investments in securities, derivatives and other instruments, directly or through investments in Artisan Emerging Markets Debt Opportunities Subsidiary Ltd. and Artisan Global Unconstrained Subsidiary Ltd., respectively, each a wholly owned subsidiary of the respective Fund organized under the laws of the Cayman Islands. Each Subsidiary is advised by Artisan Partners and has the same investment objectives as its respective Fund. Subject to the applicable Fund’s investment policies and limitations, each respective Subsidiary may invest without limit in, among other investments, securities that are not registered with the SEC pursuant to Regulation S of the Securities Act of 1933, as amended, as well as commodity-linked derivative instruments. The allocation of a Fund’s portfolio in its respective Subsidiary will vary over time, but in order to meet the diversification requirement necessary to the Fund’s treatment as a regulated investment company, the Fund will not invest more than 25% of its total assets in the Subsidiary, including at any quarter end. In addition, each Fund will treat its respective Subsidiary’s assets as assets of the Fund for purposes of determining compliance with various provisions of the 1940 Act applicable to the Fund. References herein to a Fund include references to its respective Subsidiary in respect of the Fund’s investment exposure. By investing through its Subsidiary, each Fund is exposed to the risks associated with such Subsidiary’s investments. Changes in the laws of the United States and/or the jurisdiction in which the Subsidiary is organized could result in the inability of a Fund and/or its respective Subsidiary to operate as described herein and could adversely affect the Fund.
Regulation S Securities
The Funds may invest in Regulation S securities, which are offered through off-shore (non-US) offerings without registration with the SEC pursuant to Regulation S of the Securities Act. Certain Funds may achieve exposure to Regulation S securities through investments in wholly-owned subsidiaries. Because Regulation S securities are subject to legal or contractual restrictions on resale, Regulation S securities may be considered illiquid. Furthermore, because Regulation S securities are generally less liquid than registered securities, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than off-shore transactions or in those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.
Weighted Average Market Capitalization for Artisan Mid Cap Fund
Under normal circumstances, Artisan Mid Cap Fund generally maintains a weighted average market capitalization of not more than 1.5 times the weighted average market capitalization of the companies included in the Russell Midcap® Index or Russell Midcap® Growth Index, whichever is greater. As a result of the annual reconstitution of the indices, however, the Fund’s weighted average market capitalization may be greater than 1.5 times the weighted average market capitalization of the companies included in the applicable index for a period of up to three months after such reconstitution.
Industry and Sector Risk
Although the Funds generally do not employ an industry or sector focus, the percentage of a Fund's assets invested in specific industries or sectors may increase from time to time based on the portfolio management team's perception of investment opportunities. A Fund may be overweight or underweight in certain industries and sectors at various times relative to its benchmark index. If a Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, a Fund would be exposed to an increased risk that the value of its portfolio will decrease because of events that disproportionately affect certain industries and/or sectors.
Insurance and Reinsurance-Related Investments Risks
The Funds may invest in investments issued by insurance companies, such as personal risk reinsurance and catastrophe bonds. Many factors can affect significantly the profits of companies involved in the insurance industry, including changes in interest rates, general economic conditions, the imposition of premium rate caps, misapprehension of the risks involved in given underwritings, competition and pressure to compete globally, including price and marketing competition, and other changes in government regulation or tax law. In addition, other factors such as mortality and morbidity rates, actuarial miscalculations, environmental clean-up costs and catastrophic events, including natural disasters and terrorist acts, and availability and cost of reinsurance, may affect significantly different segments of the insurance industry.
The Funds may also invest in reinsurance-related instruments, which are instruments for which the return of principal and the payment of interest, as applicable, are contingent on the non-occurrence of a pre-defined "trigger" event, including weather, natural disasters (hurricanes, earthquakes, etc.), non-natural large catastrophes and other specified events causing physical and/or economic loss. Triggering events are typically defined by three criteria: an event; a geographic area in which the event must occur; and a threshold of economic or physical loss (either actual or modeled) caused by the event, together with a method to measure such loss. Generally, the event is either a natural or non-
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natural peril of a kind that results in significant physical or economic loss. Natural perils include disasters such as hurricanes, earthquakes, windstorms, pandemics, epidemics, fires and floods. Non-natural perils include disasters resulting from human activity, such as commercial and industrial accidents or business interruptions. Major natural disasters in populated areas or related to high value insured property (such as plane crashes) can result in significant losses and investors in reinsurance-related securities tied to such exposures may also experience substantial losses. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may increase. Typically, one significant triggering event (even in a major metropolitan area) will not result in financial failure to a reinsurer. However, a series of major triggering events could cause the failure of a reinsurer. Similarly, to the extent a Fund invests in reinsurance-related securities for which a triggering event occurs, losses associated with such event will result in losses to the Fund and a series of major triggering events affecting a large portion of the reinsurance-related securities held by the Fund may result in substantial losses to the Fund. In addition, unexpected events such as natural disasters or terrorist attacks could lead to government intervention. Political, judicial and legal developments affecting the reinsurance industry could also create new and expanded theories of liability or regulatory or other requirements; such changes could have a material adverse effect on a Fund.
Operational and Cybersecurity Risks
Artisan Partners Funds, its service providers, including its adviser Artisan Partners, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of Artisan Partners Funds and its service providers to adopt technologies, processes and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a “cyber-attack”), whether systems of Artisan Partners Funds, its service providers, counterparties or other market participants. Such cyber-attacks may involve, among other things, “ransomware” attacks, injection of computer viruses or malicious software code, or the use of vulnerabilities in code to gain unauthorized access to digital information systems, networks or devices that are used directly or indirectly by Artisan Partners Funds, its service providers, including its adviser Artisan Partners, and other market participants through “hacking” or other means. Power or communications outages, acts of God, epidemics and pandemics, information technology equipment malfunctions, operational errors and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of Artisan Partners Funds, its service providers or other market participants, impacting the ability to conduct a Fund’s operations.
Cyber-attacks, disruptions or failures that affect Artisan Partners Funds’ service providers or counterparties may adversely affect a Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, a Fund’s or Artisan Partners Funds’ service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV and impede trading). In addition, cyber-attacks, disruptions or failures may cause reputational damage and subject a Fund or Artisan Partners Funds’ service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While Artisan Partners Funds and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. Each Fund and Artisan Partners Funds’ service providers may also incur substantial costs for cybersecurity risk management, including insurance, in order to prevent or mitigate future cyber security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investments to lose value. In addition, cyber-attacks involving a Fund’s counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. Artisan Partners Funds cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which a Fund invests, or securities markets and exchanges.
The technological advances made in artificial intelligence in recent years may pose certain risks to the Funds as Artisan Partners, the Funds’ service providers or issuers in which the Funds invest adopt the use of such technologies. The risks involved with the adoption or utilization of new artificial intelligence and/or machine learning technologies include, but are not limited to, reputational or competitive harm, legal liability, and/or an adverse effect on business operations. As artificial intelligence technologies are also subject to ongoing and rapid development and may rely on the collection and analysis of large amounts of data, their performance and reliability cannot be assured. The use of such technologies may result in incorrect, misleading or suboptimal outputs, which may negatively impact the operations of the Funds. Even if Artisan Partners, the Funds or its affiliates do not utilize artificial intelligence and/or machine learning advancements in any significant way, the use of such technologies by competitors may put the Funds at an economic disadvantage. The use of artificial intelligence by actors
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not affiliated with the Funds could also negatively impact the Funds through its employment in criminal, malicious, or negligent activities, and future regulations that may arise in response to these or other uses of such technologies may also impact the Funds.
Inflation Risk
The value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund's assets and distributions may decline. Recently, inflation rates have risen to the highest levels seen in many decades. This risk is more prevalent with respect to debt securities held by the Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Fund's investments may not keep pace with inflation, which may result in losses to Fund shareholders or adversely affect the real value of shareholders' investments in the Funds. Fund shareholders' expectation of future inflation can also impact the current value of portfolio investments, resulting in lower asset values and potential losses. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment.
Data Sources Risk
Before making investments on a Fund's behalf, Artisan Partners will conduct due diligence that it deems reasonable and appropriate based on the facts and circumstances applicable to each investment. When conducting due diligence, Artisan Partners evaluates important and complex business, financial, tax, accounting and legal issues. Artisan Partners uses a variety of proprietary and non-proprietary tools to evaluate investments. Artisan Partners will rely on the resources reasonably available to it, which in some circumstances, whether or not known to Artisan Partners at the time, may not be sufficient, accurate, complete or reliable. If a data source, including in respect of non-traditional data (e.g., data related to consumer transactions or other behavior, social media sentiment, and internet search and traffic data), is incomplete, inaccurate or becomes unavailable or unreliable or the tool has errors, investment decisions may be negatively impacted. Artisan Partners takes reasonable steps to ensure the proprietary and non-proprietary data sources and tools are correct and reliable but is not responsible for errors in such sources and tools.
Regulatory and Compliance Investment Restrictions
Government regulations and restrictions can limit the amount and type of securities that may be purchased or sold by Artisan Partners on behalf of a Fund. When monitoring these requirements, Artisan Partners is generally required to calculate the aggregate ownership of securities across all of its clients' accounts (generally based on investment discretion, voting power or both), including the Funds, to determine whether a limit applies to its investments on behalf of clients. These limits may impact how much of a security can be purchased or held by a Fund in the aggregate. Artisan Partners may take reasonable steps to exceed the limits when able (for example, by receiving approval from the applicable regulator) but is under no obligation to do so. In addition, Artisan Partners has set internal restrictions that typically limit aggregate ownership levels, which will have a similar impact on clients, such as the Funds.
Risks of Expedited Transactions
In the event Artisan Partners undertakes, on behalf of a Fund, investment analyses and decisions on an expedited basis to take advantage of a limited investment opportunity, there are risks that not all circumstances and risks of the investment are known to Artisan Partners that could result in a loss for the Fund.
Technological Advancements Risk
The development and increased reliance on certain technologies, including artificial intelligence and machine learning algorithms ("AI"), may adversely impact markets and the overall performance of a Fund's investments. For example, issuers in which a Fund may invest may focus their business on AI-related products and/or services and utilize AI in their business operations, and the challenges with properly managing its use could result in reputational harm, competitive harm, and legal liability, and/or an adverse effect on an issuer's business operations. In addition, the increased regulation of AI, including related to information privacy, data protection and intellectual property, may significantly impact Artisan Partners, the economy and/or the issuers in which a Fund invests.
Portfolio Turnover
Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held and a Fund may have short-term capital gains and losses. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities or other factors relating to the desirability of holding or changing a portfolio investment. Because of each Fund’s flexibility of investment and emphasis on growth of capital,
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it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. Each Fund’s portfolio turnover rates for the periods indicated were as follows:
Fund	Fiscal Year Ended 30 September 2025	Fiscal Year Ended 30 September 2024
Artisan Developing World Fund	77.88%	60.10%
Artisan Emerging Markets Debt Opportunities Fund	91.58	101.04
Artisan Floating Rate Fund	92.03	72.77
Artisan Focus Fund	245.77	401.50
Artisan Global Discovery Fund	67.34	58.22
Artisan Global Equity Fund	187.11	136.55
Artisan Global Opportunities Fund	68.63	52.39
Artisan Global Unconstrained Fund	85.58	68.63
Artisan Global Value Fund	17.38	16.35
Artisan High Income Fund	29.82	32.01
Artisan International Fund	111.26	83.27
Artisan International Explorer Fund	27.36	15.52
Artisan International Small-Mid Fund	34.42	33.05
Artisan International Value Fund	24.70	14.78
Artisan Mid Cap Fund	62.54	44.94
Artisan Select Equity Fund	26.15	19.09
Artisan Small Cap Fund	64.80	46.72
Artisan Sustainable Emerging Markets Fund	32.63	11.71
Future turnover rates for the Funds may vary significantly from year to year. A high rate of portfolio turnover results in increased transaction costs, which are borne by that Fund. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for US federal income tax purposes. See “Distributions and Taxes” in the prospectus, and “Additional Federal Income Tax Information” in this SAI.
Investment Restrictions
Fundamental Restrictions
Artisan Partners Funds has adopted investment restrictions (which may not be changed without the approval of the lesser of (i) 67% of each Fund’s shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of each Fund’s outstanding shares) under which a Fund may not:
(1)
act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;
(2)
purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, including securities of real estate investment trusts, and may purchase securities that are secured by interests in real estate. A Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;
(3)
purchase or sell commodities or commodity contracts, except each Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, swap contracts subject to the regulation by the Commodity Futures Trading Commission, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, repurchase agreements and other derivative instruments entered into in accordance with the Fund’s investment policies;
(4)
(a)
with respect to each Fund other than Artisan Developing World Fund, Artisan Floating Rate Fund, Artisan Focus Fund, Artisan Global Discovery Fund, Artisan High Income Fund and Artisan Select Equity Fund, make loans, except that each Fund may (a) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (b) enter into repurchase agreements and (c) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities;
(b)
with respect to Artisan Developing World Fund, Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Focus Fund, Artisan Global Discovery Fund, Artisan Global Unconstrained Fund, Artisan High Income Fund, Artisan International Explorer Fund and Artisan Select Equity Fund, make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, including, without limitation, (a) purchasing loan participations or otherwise investing in loans or similar obligations, (b) making loans directly to issuers, itself or as part of a lending syndicate,
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(c) purchasing debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, (d) entering into repurchase agreements and (e) lending its portfolio securities;
(5)
borrow money except under the following circumstances: (a) a Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (b) a Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (c) a Fund may enter into transactions that are technically borrowings under the Investment Company Act of 1940, as amended, because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls and other similar investment techniques) without regard to the asset coverage restriction described in (a) above with respect to Artisan Emerging Markets Debt Opportunities Fund and Artisan Global Unconstrained Fund, or with respect to each other Fund, enter into such transactions, so long as and to the extent that a Fund earmarks and maintains liquid securities equal in value to its obligations in respect of these transactions;
(6)
invest more than 25% of its total assets (taken at market value at the time of a particular purchase) in the securities of one or more issuers in any particular industry (excluding the US Government or its agencies or instrumentalities);
(7)
issue any class of securities that is senior to the Fund’s shares of beneficial interest, except to the extent a Fund is permitted to borrow money or otherwise to the extent consistent with applicable law; or
(8)
with respect to 75% of each Fund’s total assets (other than Artisan Emerging Markets Debt Opportunities Fund, Artisan Focus Fund, Artisan Global Unconstrained Fund, Artisan International Explorer Fund and Artisan Select Equity Fund), purchase securities of an issuer (other than the US Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by US Government securities and other investment companies), if: (a) such purchase would cause more than 5% of a Fund’s total assets taken at market value at the time of a particular purchase to be invested in the securities of such issuer; or (b) such purchase would result in more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of such issuer being held by the Fund.
A Fund’s investment objective is not a fundamental restriction and, therefore, a change in the objective is not subject to shareholder approval. However, investors in a Fund will receive written notification at least 30 days prior to any change in that Fund’s investment objective.
For purposes of investment restrictions (2) and (3) above, in the event of a default or similar event with respect to an instrument permitted to be held by a Fund that results in a Fund receiving real estate, commodities or commodity contracts, the Fund may take possession of and hold such assets in accordance with its rights under such instruments and subsequently sell or otherwise dispose of such assets.
For purposes of investment restriction (5) above, borrowing shall not be considered to include (without limitation) investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with a Fund’s investment policies.
For the purposes of investment restriction (6) above, Artisan Partners generally classifies securities in accordance with the industry classifications of Artisan Partners’ securities information vendors, which may change from time to time. However, each investment team, in its own judgment, may determine that a different classification is more appropriate. Therefore, classifications may differ by Fund and investment team. In determining a security’s industry classification, each investment team and/or Artisan Partners’ vendors may use a range of criteria, including using information or classifications of other securities information vendors, the company description and/or other publicly available information. In addition, the industry classifications shown in the Funds’ shareholder reports, financial statements and other reports may differ from the classifications used for purposes of testing compliance with a Fund’s industry concentration policy.
Non-Fundamental Restrictions
Each Fund identified below is also subject to a non-fundamental restriction (which may be changed by the board of directors), under which the Fund may not:
(a)
invest more than 25% of its total assets (valued at time of purchase) in securities of non-US issuers [Artisan Mid Cap Fund and Artisan Small Cap Fund only];
(b)
under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities of issuers domiciled, headquartered or whose primary business activities or principal trading markets are emerging markets [Artisan Sustainable Emerging Markets Fund only];
(c)
under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities or instruments that have similar economic characteristics [Artisan Global Equity Fund and Artisan Select Equity Fund only];
(d)
under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in common stocks and other securities of small- and mid-cap companies [Artisan International Small-Mid Fund only];
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(e)
under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of medium-sized companies [Artisan Mid Cap Fund only];
(f)
under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of small companies [Artisan Small Cap Fund only];
(g)
under normal circumstances, invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in floating rate debt instruments and other investments that are the economic equivalent of floating rate debt instruments [Artisan Floating Rate Fund only];
(h)
under normal circumstances, invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in emerging markets debt securities or other instruments that have similar economic characteristics [Artisan Emerging Markets Debt Opportunities Fund only].
A Fund will notify its shareholders at least 60 days prior to any change in its restrictions described in (b) through (h) above.
For purposes of Artisan Emerging Markets Debt Opportunities Fund's 80% policy described above, as well as for purposes of other investment policies and restrictions, each Fund may value derivative instruments at market value or notional value, or a combination thereof (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction).
The fundamental and non-fundamental restrictions only apply at the time of an investment. Accordingly, any subsequent increase or decrease in the percentage of the Fund’s holdings as a result of a change in market conditions, the amount of the Fund’s total or net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s fundamental and non-fundamental restrictions.
Organization
The Funds are series of Artisan Partners Funds, Inc., an open-end management investment company that was incorporated under Wisconsin law on 5 January 1995. Each Fund is classified as a diversified fund under the 1940 Act except Artisan Emerging Markets Debt Opportunities Fund, Artisan Focus Fund, Artisan Global Unconstrained Fund, Artisan International Explorer Fund and Artisan Select Equity Fund, which are non-diversified under the 1940 Act.
Each Fund consists of three classes of shares: Investor Shares, Advisor Shares and Institutional Shares. Artisan International Explorer Fund’s Investor Shares are not being offered at this time.
Each class of shares has equal rights with respect to portfolio assets and voting privileges with respect to the Fund in general. Each class of shares has exclusive voting rights with respect to any matters involving only that class. The classes of a Fund pay pro rata the costs of management of that Fund’s portfolio, including the management fee. Each class of a Fund bears the cost of its own transfer agency and shareholder servicing arrangements, and any other class-specific expenses, which will result in differing expenses by class. Because of the different expenses, the Advisor Shares of a Fund generally may have a lower expense ratio and correspondingly higher total return than the Investor Shares of the same Fund and Institutional Shares of a Fund generally may have a lower expense ratio and correspondingly higher total return than the Investor Shares and Advisor Shares of the same Fund.
The Wisconsin Business Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances, such as if an annual meeting is not required by the 1940 Act (the federal securities law that governs the regulation of investment companies). Artisan Partners Funds has adopted the appropriate provisions in its bylaws and does not expect to hold an annual meeting in any year in which the election of directors or any other action requiring shareholder approval is not required to be acted upon by shareholders. Artisan Partners Funds believes that not holding shareholder meetings except as otherwise required reduces each Fund’s expenses and enhances shareholder returns.
The Funds may hold special meetings of shareholders to elect or remove directors, change fundamental policies, approve a management contract, or for other purposes. The Funds will distribute proxy materials in advance, including information about the proposals to be voted on and instructions on how to vote. You are entitled to one vote, or fraction thereof, for each share of any Fund, or fraction thereof, that you own. With respect to any matter that affects only one or more Funds or classes, only the shares of the affected Funds or classes are entitled to vote. Shareholders not attending these meetings are encouraged to vote by proxy.
The Wisconsin Business Corporation Law permits a registered investment company to hold annual and special meetings of shareholders solely by means of remote communication if the bylaws of the registered investment company authorize its board of directors to hold them remotely, subject to certain limitations. Artisan Partners Funds has adopted the appropriate provision in its bylaws to hold meetings of shareholders solely by means of remote communication, subject to certain conditions, as may be determined by the board of directors in its sole discretion.
All shares participate equally in dividends and other distributions declared by the board of directors with respect to the applicable class of shares, and all shares of a class have pro rata rights to the residual assets of the respective class in the event of liquidation. Shares of the Funds have no preemptive, conversion or subscription rights.
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Artisan Partners Funds is governed by a board of directors that is responsible for protecting the interests of the Funds’ shareholders. The directors are experienced executives and professionals who meet at regular intervals to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds and review performance. A majority of directors are not otherwise affiliated with Artisan Partners Funds or Artisan Partners.
Directors and Officers
The board of directors has overall responsibility for the conduct of the affairs of Artisan Partners Funds. The chair of the board is an independent director.2 Each director serves an indefinite term until the next meeting of shareholders at which the directors are elected and until the election and qualification of his or her successor or until he or she retires, resigns or is removed from office. Artisan Partners Funds’ bylaws provide that each director must retire by the end of the calendar year in which he or she attains the age of 74. The board of directors may fill any vacancy on the board provided that, after such appointment, at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of Artisan Partners Funds at any meeting of shareholders called for the purpose of removing such director.
The board of directors’ role is one of oversight, rather than active management. This oversight extends to Artisan Partners Funds’ risk management processes. Those processes are embedded in the responsibilities of officers of Artisan Partners Funds. Senior officers of Artisan Partners Funds, including the president, chief financial officer, general counsel, and chief compliance officer, report directly to the full board on a variety of matters at regular meetings of the board of directors. The chief financial officer also reports regularly to Artisan Partners Funds’ audit committee, which is comprised of all of Artisan Partners Funds’ independent directors.
The board’s leadership structure features independent directors serving as board chair and chairs of the audit committee, education committee and governance and nominating committee, each of whom is elected by the board of directors for a three-year term. This structure is reviewed by the board regularly and the board believes it to be appropriate and effective. All independent directors are currently members of the audit, education and governance and nominating committees. Inclusion of independent directors in the audit, education and governance and nominating committees allows all such directors to participate in the full range of the board’s oversight duties, including oversight of risk management processes.
The board of directors elects the officers of Artisan Partners Funds, provided that the chief compliance officer must be approved by a majority of the independent directors. Each officer holds office for one year and until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer, with or without cause, at any time, provided that a majority of the independent directors must approve the removal of the chief compliance officer.
The names and ages of the directors and officers, the date each first was elected to office, their principal business occupations and other directorships they have held during the last five years in any publicly-traded company or any registered investment company are shown below. There are 18 series of Artisan Partners Funds, all of which are overseen by the board of directors and officers of Artisan Partners Funds.
Name and Year of Birth	Position(s) Held with Artisan Partners Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership
Directors who are not “interested persons” of Artisan Partners Funds:*
Coleen Downs Dinneen, 1960	Director and Chair of the Governance and Nominating Committee	1 Jan 2018	Retired	None
Significant executive
experience including past
service as chief legal officer
of investment
management company
and responsibility for
mutual fund legal
administration, compliance
and fund administration

Gail L. Hanson, 1955	Director; Previous Independent Chair of the Board of Directors (1 Jan 2019 to 31 Dec 2024)	1 Jan 2012	Retired	Director, Northwestern Mutual Series Fund, Inc. (investment company) (30 portfolios)
Significant executive
experience including past
service as chief financial
officer and service as
deputy executive director
of a state investment
board; chartered financial
analyst and certified public
accountant; audit
committee financial expert

2
Directors who are not “interested” as defined by the 1940 Act are deemed to be “independent directors.”
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Name and Year of Birth	Position(s) Held with Artisan Partners Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership
Bonnie L. Howard, 1953	Director; Previous Audit Committee Chair (1 Jan 2019 to 31 Dec 2024)	9 Mar 2018	Director, Chair of the Compensation Committee and member of the Audit Committee and Nominating and Governance Committee, Assured Guaranty Ltd.	Director, Assured Guaranty Ltd (insurance company)
Significant board
experience; significant
executive experience
including past service as
chief auditor of a global
financial services firm;
former certified public
accountant; Carnegie
Mellon CERT Certificate in
Cyber-Risk Oversight; audit
committee financial expert

William J. Kelly, 1960	Director and Chair of the Audit Committee	1 Jan 2020
Chief Executive Officer,
Chartered Alternative
Investment Analyst (CAIA)
Association (2014 to 2024);
Trustee and Chair of the
Audit Committee, Boston
Partners Trust Company
(non-depositary trust
company) (2011 to
Present); Senior Advisor
Star Mountain Capital (2025
to Present); Founder and
Managing Member
Educational Alpha LLC
(2024 to Present); Advisory
Committee Member
Certified Investment Fund
Director Institute (2016 to
Present)
				Director, Macquarie Energy Transition Infrastructure Fund, LP and Macquarie Infrastructure Fund LP (2025 to Present)	Significant board experience; significant executive experience including past service as chief executive officer of an investment management company; audit committee financial expert
Peter M. Lebovitz, 1955	Director and Independent Chair of the Board of Directors	Director since 1 Jul 2014; Independent Chair since 1 Jan 2025	Managing Partner, Harkness Partners, LLC (provider of strategic consulting to investment management firms) (2010 to present)	None	Significant board experience; significant executive experience including past service as chief executive officer of an investment management company; audit committee financial expert
Peter E. Sundman, 1959	Director and Chair of the Education Committee	1 Jan 2020	Trustee, IES Abroad (2012 to present); Trustee, The College of Wooster (2003 to present); Trustee, Frost Valley YMCA (1998 to present)	None	Significant board experience; significant executive experience including past service as chief executive officer of an investment management company
*
Directors who are not “interested” as defined by the 1940 Act are deemed to be “independent directors.”

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Name and Year of Birth	Position(s) Held with Artisan Partners Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership
Directors who are “interested persons” of Artisan Partners Funds:
Gregory K. Ramirez, 1970†	Director, President and Chief Executive Officer	Director since 1 Jan 2020; President and Chief Executive Officer since 12 Feb 2020
Managing Director and Vice
President of Artisan Partners;
Executive Vice President of
Artisan Partners Asset
Management Inc.; until
February 2020, Chief
Financial Officer, Vice
President and Treasurer of
Artisan Partners Funds; Chair
and President of
Artisan Partners Distributors
LLC (“Distributors”); prior
thereto, Vice President,
Treasurer and Chief Financial
Officer of Distributors;
Director of Artisan Partners
Global Funds plc; Director of
certain private funds
sponsored by
Artisan Partners
None
Significant executive
experience; continuing
service as Managing Director
and Vice President of
Artisan Partners; continuing
service as Executive Vice
President of Artisan Partners
Asset Management Inc. and
continuing service as Chair
and President of Distributors

†
Mr. Ramirez is an “interested person” of Artisan Partners Funds, as defined in the 1940 Act, because he is a Director, President and Chief Executive Officer of Artisan Partners Funds and holds various positions with Artisan Partners and its affiliates and beneficially owns interests in Artisan Partners and/or its parent company.

Name and Year of Birth	Position(s) Held with Artisan Partners Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Officers of Artisan Partners Funds:
Shannon K. Jagodinski, 1977	Chief Financial Officer, Vice President and Treasurer	Chief Financial Officer and Treasurer since 12 Feb 2020; Vice President since 10 Feb 2015
Director of Vehicle & Investor Operations of
Artisan Partners; prior thereto, Senior
Manager; Director of Artisan Partners
Global Funds plc (since November 2023);
Director of a private fund sponsored by
Artisan Partners (since January 2024)
None
Laura E. Simpson, 1975	General Counsel, Vice President and Secretary	General Counsel and Secretary since 10 Nov 2022; Vice President since 10 Feb 2015
Managing Director, General Counsel (since
October 2022), Vice President and Secretary
(since October 2023) of Artisan Partners;
prior thereto Deputy General Counsel of
Artisan Partners; Executive Vice President,
Chief Legal Officer and Secretary of
Artisan Partners Asset Management Inc.
(since October 2023); until November 2022,
Assistant Secretary of Artisan Partners
Funds
None
Jill M. Demski, 1974	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	12 Feb 2020	Chief Compliance Officer of Artisan Partners Funds; Associate Counsel and Director of Compliance of Artisan Partners; Chief Compliance Officer of Distributors	None
Young Kyung Lee, 1988	Vice President and Assistant Secretary	15 Nov 2023	Counsel of Artisan Partners; Director of Artisan Partners Hong Kong Limited (since April 2026)	None
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Name and Year of Birth	Position(s) Held with Artisan Partners Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Kori T. Fojtik, 1985	Vice President and Assistant Treasurer	10 Nov 2022	Manager of Vehicle & Investor Operations of Artisan Partners	None
Peter D. Smith, 1984	Assistant Treasurer	15 Nov 2023	Senior Manager of Investment Tax of Artisan Partners	None
The business address of the officers and directors affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The address of the other directors is: c/o Artisan Partners Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.
The board of directors has an audit committee, an education committee and a governance and nominating committee. The following table identifies the members of those committees as of the date of this SAI, the number of meetings of each committee held during the fiscal year ended 30 September 2025, and the function of each committee:
Committee	Members of Committee	Number of Meetings	Principal Functions of Committee
Audit Committee	Coleen Downs Dinneen Gail L. Hanson Bonnie L. Howard William J. Kelly* Peter M. Lebovitz Peter E. Sundman	4
The audit committee selects the independent auditors; meets with the independent auditors and management to review the scope and the results of the audits of
Artisan Partners Funds’ financial statements; confirms the independence of the independent auditors; reviews with the independent auditors and management the effectiveness and adequacy of Artisan Partners Funds’ internal controls; pre-approves the audit and certain non-audit services provided by the independent auditors;
receives regular reports from Artisan Partners Funds’ chief compliance officer regarding the operation of Artisan Partners Funds’ compliance program and procedures and related matters; and reviews legal and regulatory matters.

Education Committee	Coleen Downs Dinneen Gail L. Hanson Bonnie L. Howard William J. Kelly Peter M. Lebovitz Peter E. Sundman*	4	The education committee is responsible for creating and overseeing a program of continuing education for directors.
Governance and Nominating Committee	Coleen Downs Dinneen* Gail L. Hanson Bonnie L. Howard William J. Kelly Peter M. Lebovitz Peter E. Sundman	3
The governance and nominating committee makes recommendations to the board regarding board committees and committee assignments, the composition of the board, candidates for election as non-interested directors, executive officers of
Artisan Partners Funds, compensation of directors who are not affiliated persons of
Artisan Partners and proposed changes to Artisan Partners Funds’ governing documents, and oversees the process for evaluating the functioning of the board.
Pursuant to procedures and policies adopted under its charter, the governance and nominating committee will consider shareholder recommendations regarding candidates for election as directors.

*
Chair of the committee effective 1 January 2025.
Shareholders wishing to recommend a candidate for election to the board may do so by: (a) mailing the recommendation in writing to the attention of the secretary of Artisan Partners Funds at 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202; and (b) including in the recommendation: (i) the class or series and number of all shares of any Artisan Partners Fund owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other public companies, identifying any other registered investment companies), current employment, date of birth, business and residence addresses, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an “interested person” (as such term is defined in the 1940 Act) of Artisan Partners Funds, Artisan Partners or Artisan Partners Distributors LLC (“Distributors”), and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for Artisan Partners Funds to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a director of Artisan Partners Funds, if elected; (v) a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made, and if none, a statement to that effect; (vi) the class or series and number of all shares of each Artisan Partners Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) any other information that would be helpful to the committee in evaluating the candidate. The committee also may require the nominating shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information submitted in the recommendation or to determine the qualifications and eligibility of the candidate
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proposed by the nominating shareholder to serve as a director of Artisan Partners Funds, and if the nominating shareholder fails to provide such other information in writing within seven days of receipt of a written request from the committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the committee will not be required to consider such candidate. The committee will consider only those shareholder recommendations that follow the procedures outlined above. Recommendations for candidates as directors of Artisan Partners Funds will be evaluated, among other things, in light of whether the number of directors is expected to change and whether the directors expect any vacancies. The committee need not consider any shareholder recommendation received fewer than 90 days before the date of an anticipated nomination. When the committee is not actively recruiting new directors, shareholder recommendations will be kept on file for two years after receipt of the shareholder recommendation. A shareholder recommendation considered by the committee in connection with the committee’s nomination of any candidate(s) for appointment or election as an independent director need not be considered again by the committee in connection with any subsequent nomination(s).
As of the date of this SAI, the compensation paid to the directors of Artisan Partners Funds who are not affiliated persons of Artisan Partners for their services as such is based on an annual fee of $325,000, payable quarterly. In addition, the independent chair of the board of directors receives an additional $125,000 annually, payable quarterly, the chair of the audit committee receives an additional $45,000 annually, payable quarterly and the chair of the education committee and the chair of the governance and nominating committee each receives an additional $30,000 annually, payable quarterly.
Compensation is paid only to directors who are not affiliated persons of Artisan Partners and is allocated among the series of Artisan Partners Funds in accordance with a procedure determined from time to time by the board. Artisan Partners Funds has no retirement or pension plan.
Artisan Partners Funds has a deferred compensation plan (the “Plan”) that permits any director who is not an affiliated person of Artisan Partners to elect to defer receipt of all or a portion of his or her Compensation (as defined under the Plan) as a director for two or more years. The deferred compensation of a participating director is credited to a book entry account of Artisan Partners Funds on the date that such Compensation otherwise would have been paid to the director. The value of the director’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more series of Artisan Partners Funds as designated by the participating director. At the time of making a deferral election, the director may elect to receive distributions from his or her deferral account in a lump sum or over a period of five years, which distributions must commence, at the latest, within 90 days of when the director ceases to be a member of the board of directors. Any obligation of an Artisan Partners Fund to make distributions under the Plan is a general obligation of that Fund. No Artisan Partners Fund will be liable for any other Artisan Partners Fund’s obligations to make distributions under the Plan.
The following table sets forth the aggregate compensation paid by Artisan Partners Funds and the total compensation paid by the Artisan Partners Funds complex to each director for the fiscal year ended 30 September 2025.
Directors	Aggregate Compensation from Artisan Partners Funds	Pension or Retirement Benefits Accrued as Part of Director Expenses	Estimated Annual Benefits upon Retirement	Aggregate Compensation from the Artisan Partners Funds Complex[1]
Coleen Downs Dinneen[2]	$355,000	$0	$0	$355,000
Gail L. Hanson[3]	$356,250	$0	$0	$356,250
Bonnie L. Howard[4]	$336,250	$0	$0	$336,250
William J. Kelly[5]	$358,750	$0	$0	$358,750
Peter M. Lebovitz	$426,250	$0	$0	$426,250
Peter E. Sundman	$347,500	$0	$0	$347,500
Gregory K. Ramirez[6]	$0	$0	$0	$0
Total Director Compensation	$2,180,000	$0	$0	$2,180,000
1
As of 30 September 2025, the Fund Complex consisted of Artisan Partners Funds, which offered 21 separate series.
2
This amount includes compensation deferred at the election of Ms. Dinneen under Artisan Partners Funds’ deferred compensation plan. As of 30 September 2025, the value of Ms. Dinneen’s deferred compensation account was $1,420,453.
3
This amount includes compensation deferred at the election of Ms. Hanson under Artisan Partners Funds’ deferred compensation plan. As of 30 September 2025, the value of Ms. Hanson’s deferred compensation account was $2,526,177.
4
This amount includes compensation deferred at the election of Ms. Howard under Artisan Partners Funds’ deferred compensation plan. As of 30 September 2025, the value of Ms. Howard’s deferred compensation account was $2,468,298.
5
This amount includes compensation deferred at the election of Mr. Kelly under Artisan Partners Funds’ deferred compensation plan. As of 30 September 2025, the value of Mr. Kelly’s deferred compensation account was $841,153.
6
Mr. Ramirez is an interested person of Artisan Partners Funds and does not receive any compensation from Artisan Partners Funds for his service as director.
As of 31 December 2025, the officers and directors of Artisan Partners Funds as a group owned “beneficially” (within the meaning of that term as defined in Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”)) less than 1% of the outstanding Investor Shares of each of the Funds except Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Focus Fund, Artisan Global Discovery Fund, Artisan International Small-Mid Fund, Artisan Select Equity Fund and Artisan Sustainable Emerging Markets Fund. As of 31 December 2025, the officers and directors of Artisan Partners Funds as a group owned beneficially 2.68%, 2.29%, 1.99%, 1.18%, 1.32%, 2.59% and 3.64% of Investor Shares of Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Focus
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Fund, Artisan Global Discovery Fund, Artisan International Small-Mid Fund, Artisan Select Equity Fund and Artisan Sustainable Emerging Markets Fund, respectively.
As of 31 December 2025, the officers and directors of Artisan Partners Funds as a group owned “beneficially” (within the meaning of that term as defined in Rule 16a-1(a)(2) under the 1934 Act) less than 1% of the outstanding Advisor Shares of each of the Funds except Artisan Global Equity Fund. As of 31 December 2025, the officers and directors of Artisan Partners Funds as a group owned beneficially 1.46% of Advisor Shares of Artisan Global Equity Fund.
As of 31 December 2025, the officers and directors of Artisan Partners Funds as a group owned “beneficially” (within the meaning of that term as defined in Rule 16a-1(a)(2) under the 1934 Act) less than 1% of the outstanding Institutional Shares of each of the Funds.
The following table illustrates the dollar range of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by each director as of 31 December 2025. The table includes, as applicable, securities in which each director holds an economic interest through their deferred compensation plan. The dollar range for the securities represented in the table was determined using the NAV of a share of each Fund as of the close of business on 31 December 2025.
Fund	Directors who are not interested persons of Artisan Partners Funds						Directors who are “interested persons” of Artisan Partners Funds
	Coleen Downs Dinneen	Gail L. Hanson	Bonnie L. Howard	William J. Kelly	Peter M. Lebovitz	Peter E. Sundman	Gregory K. Ramirez
Artisan Developing World Fund	Over $100,000	Over $100,000	None	None	Over $100,000	$50,001 - $100,000	Over $100,000
Artisan Emerging Markets Debt Opportunities Fund	$50,001 - $100,000	Over $100,000	None	$50,001 - $100,000	None	$50,001 - $100,000	None
Artisan Floating Rate Fund	None	Over $100,000	None	None	None	None	$10,001 - $50,000
Artisan Focus Fund	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000	None
Artisan Global Discovery Fund	None	Over $100,000	None	None	None	$50,001 - $100,000	$10,001 - $50,000
Artisan Global Equity Fund	Over $100,000	Over $100,000	None	None	None	Over $100,000	None
Artisan Global Opportunities Fund	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000	$50,001 - $100,000	$50,001 - $100,000
Artisan Global Unconstrained Fund	None	$50,001 - $100,000	None	None	None	None	Over $100,000
Artisan Global Value Fund	None	Over $100,000	None	Over $100,000	None	None	Over $100,000
Artisan High Income Fund	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000	None	$10,001 - $50,000
Artisan International Fund	None	Over $100,000	None	None	Over $100,000	None	None
Artisan International Explorer Fund	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$10,001 - $50,000
Artisan International Small-Mid Fund	Over $100,000	Over $100,000	Over $100,000	None	$50,001 - $100,000	None	$50,001 - $100,000
Artisan International Value Fund	$50,001 - $100,000	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000	$50,001 - $100,000
Artisan Mid Cap Fund	Over $100,000	Over $100,000	None	None	None	None	None
Artisan Select Equity Fund	$50,001 - $100,000	Over- $100,000	None	None	None	None	None
Artisan Small Cap Fund	$50,001 - $100,000	Over $100,000	None	Over $100,000	None	None	None
Artisan Sustainable Emerging Markets Fund	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None	None	$10,001 - $50,000
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Fund	Directors who are not interested persons of Artisan Partners Funds						Directors who are “interested persons” of Artisan Partners Funds
	Coleen Downs Dinneen	Gail L. Hanson	Bonnie L. Howard	William J. Kelly	Peter M. Lebovitz	Peter E. Sundman	Gregory K. Ramirez
Aggregate Artisan Partners Funds Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
No independent director of Artisan Partners Funds owns beneficially or of record any security of Artisan Partners or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Artisan Partners.
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Portfolio Managers
The portfolio manager(s) of each Fund are identified below.
Fund	Manager or Co-Managers	Role
Artisan Developing World Fund	Lewis S. Kaufman, CFA	Portfolio Manager
Artisan Emerging Markets Debt Opportunities Fund	Michael A. Cirami, CFA Sarah C. Orvin, CFA	Portfolio Manager Portfolio Manager
Artisan Floating Rate Fund	Bryan C. Krug Seth B. Yeager, CFA	Lead Portfolio Manager Portfolio Manager
Artisan Focus Fund	Christopher P. Smith	Portfolio Manager
Artisan Global Discovery Fund	Jason L. White, CFA James D. Hamel, CFA Matthew H. Kamm, CFA[1] Jay C. Warner, CFA Angela S. Wu	Lead Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager
Artisan Global Equity Fund	Mark L. Yockey, CFA Charles-Henri Hamker	Portfolio Manager Portfolio Manager
Artisan Global Opportunities Fund	James D. Hamel, CFA Angela S. Wu Matthew H. Kamm, CFA[1] Jason L. White, CFA Jay C. Warner, CFA	Co-Lead Portfolio Manager Co-Lead Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager
Artisan Global Unconstrained Fund	Michael A. Cirami, CFA Sarah C. Orvin, CFA	Portfolio Manager Portfolio Manager
Artisan Global Value Fund	Daniel J. O’Keefe Michael J. McKinnon, CFA	Lead Portfolio Manager Co-Portfolio Manager
Artisan High Income Fund	Bryan C. Krug, CFA	Portfolio Manager
Artisan International Fund	Mark L. Yockey, CFA Charles-Henri Hamker	Portfolio Manager Associate Portfolio Manager
Artisan International Explorer Fund	Anand Vasagiri Beini Zhou, CFA	Co-Portfolio Manager Co-Portfolio Manager
Artisan International Small-Mid Fund	Rezo Kanovich	Portfolio Manager
Artisan International Value Fund	N. David Samra Ian P. McGonigle, CFA Benjamin L. Herrick, CFA[2]	Portfolio Manager Portfolio Manager Associate Portfolio Manager
Artisan Mid Cap Fund	Matthew H. Kamm, CFA[1] Jason L. White, CFA James D. Hamel, CFA Jay C. Warner, CFA Angela S. Wu	Co-Lead Portfolio Manager Co-Lead Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager
Artisan Select Equity Fund	Daniel J. O’Keefe Michael J. McKinnon, CFA	Lead Portfolio Manager Co-Portfolio Manager
Artisan Small Cap Fund	Jay C. Warner, CFA James D. Hamel, CFA Matthew H. Kamm, CFA[1] Jason L. White, CFA Angela S. Wu	Lead Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager
Artisan Sustainable Emerging Markets Fund	Maria Negrete-Gruson, CFA	Portfolio Manager
1 Mr. Kamm will step down as Portfolio Manager of the Funds effective 31 December 2026. Mr. Kamm will remain an active member of the Artisan Partners Growth Team in an advisory capacity as a Managing Director.
2 Mr. Herrick does not have direct management responsibilities or final decision-making authority with respect to the applicable Fund’s investments.
The portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds, which may include separate accounts offered by Artisan Partners, other series of Artisan Partners Funds and unregistered funds. Portfolio managers may provide services to other accounts that are managed in investment strategies that differ from those of the Funds. Fees earned by Artisan Partners may vary among these accounts and the portfolio managers may personally invest in some but not all of those accounts. Information regarding those other accounts is set forth in the table below.3

3
Each portfolio manager may invest for his or her own benefit in securities held in brokerage and other accounts. The information shown in the tables does not include information about those accounts where the portfolio manager or members of his or her family have a beneficial or pecuniary interest because no advisory relationship exists with Artisan Partners or any of its affiliates.
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Number of Other Accounts Managed and Assets by Account Type as of 30 September 2025
Portfolio Manager	Registered Investment Companies (other than the Funds)	Other Pooled Investment Vehicles	Other Accounts
Michael A. Cirami	Accounts: 2	Accounts: 5	Accounts: 1
	Assets: $480.79M	Assets: $2.36B	Assets: $605.53M
James D. Hamel	Accounts: 1	Accounts: 21	Accounts: 59
	Assets: $2.07B	Assets: $16.30B	Assets: $11.18B
Charles-Henri Hamker	Accounts: 1	Accounts: 5	Accounts: 23
	Assets: $841.80M	Assets: $1.70B	Assets: $7.05B
Matthew H. Kamm	Accounts: 1	Accounts: 18	Accounts: 59
	Assets: $2.07B	Assets: $15.38B	Assets: $11.18B
Rezo Kanovich	Accounts: 0	Accounts: 1	Accounts: 4
	Assets: $0	Assets: $100.70M	Assets: $1.88B
Lewis S. Kaufman	Accounts: 0	Accounts: 2	Accounts: 0
	Assets: $0	Assets: $581.00M	Assets: $0
Bryan C. Krug	Accounts: 0	Accounts: 3	Accounts: 8
	Assets: $0	Assets: $979.33B	Assets: $1.96B
Ian P. McGonigle	Accounts: 1	Accounts: 8	Accounts: 14
	Assets: $357.53M	Assets: $5.67B	Assets: $4.55B
Michael J. McKinnon	Accounts: 1	Accounts: 20	Accounts: 19
	Assets: $272.64M	Assets: $27.16B	Assets: $4.92B
Maria Negrete-Gruson	Accounts: 0	Accounts: 4	Accounts: 3
	Assets: $0	Assets: $1.73B	Assets: $138.40M
Daniel J. O’Keefe	Accounts: 1	Accounts: 20	Accounts: 19
	Assets: $272.64M	Assets: $27.16B	Assets: $4.92B
Sarah C. Orvin	Accounts: 2	Accounts: 5	Accounts: 1
	Assets: $480.79M	Assets: $2.36B	Assets: $605.53M
N. David Samra	Accounts: 1	Accounts: 9	Accounts: 14
	Assets: $357.53M	Assets: $5.70B	Assets: $4.55B
Christopher P. Smith	Accounts: 0	Accounts: 8	Accounts: 0
	Assets: $0	Assets: $1.29B	Assets: $0
Anand Vasagiri	Accounts: 1	Accounts: 2	Accounts: 1
	Assets: $174.93M	Assets: $147.03M	Assets: $136.65M
Jay C. Warner	Accounts: 1	Accounts: 18	Accounts: 59
	Assets: $2.07B	Assets: $15.38B	Assets: $11.18B
Jason L. White	Accounts: 1	Accounts: 18	Accounts: 59
	Assets: $2.07B	Assets: $15.38B	Assets: $11.18B
Angela S. Wu	Accounts: 1	Accounts: 21	Accounts: 59
	Assets: $2.07B	Assets: $16.30B	Assets: $11.18B
Seth B. Yeager	Accounts: 0	Accounts: 0	Accounts: 0
	Assets: $0	Assets: $0	Assets: $0
Mark L. Yockey	Accounts: 1	Accounts: 5	Accounts: 23
	Assets: $841.80M	Assets: $1.70B	Assets: $7..05B
Beini Zhou	Accounts: 1	Accounts: 2	Accounts: 1
	Assets: $174.93M	Assets: $147.03M	Assets: $136.65M
As of 30 September 2025, Artisan Partners received a performance-based fee for its management of the accounts in the table below. These accounts are also reflected in the table above.
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Number of Accounts and Total Assets For Which a Performance-based Fee is Received
Portfolio Manager(s)	Registered Investment Companies (other than the Funds)	Other Pooled Investment Vehicles	Other Accounts
James D. Hamel Matthew H. Kamm Jason L. White Jay C. Warner Angela S. Wu	Accounts: 0	Accounts: 0	Accounts: 3
	Assets: $0	Assets: $0	Assets: $783.15M
Charles-Henri Hamker Mark L. Yockey	Accounts: 0	Accounts: 0	Accounts: 1
	Assets: $0	Assets: $0	Assets: $320.75M
Bryan C. Krug	Accounts: 0	Accounts: 1	Accounts: 0
	Assets: $0	Assets: $352.08M	Assets: $0
Daniel J. O’Keefe Michael J. McKinnon	Accounts: 0	Accounts: 1	Accounts: 1
	Assets: $0	Assets: $54.98M	Assets: $1.71B
Michael A. Cirami Sarah C. Orvin	Accounts: 0	Accounts: 0	Accounts: 1
	Assets: $0	Assets: $0	Assets: $605.53M
Christopher P. Smith	Accounts: 0	Accounts: 2	Accounts: 0
	Assets: $0	Assets: $402.05M	Assets: $0
Anand Vasagiri Beini Zhou	Accounts: 0	Accounts: 1	Accounts: 0
	Assets: $0	Assets: $147.03M	Assets: $0
Artisan Partners’ portfolio managers are compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to Artisan Partners’ fee revenues generated by all accounts included within the manager’s investment strategies, including the Funds. Artisan Partners also provides certain cash-based awards to its investment professionals (referred to by Artisan Partners as franchise capital awards) that, prior to vesting, Artisan Partners will generally invest such award amounts in one or more of the investment strategies managed by the investment professional (including by investing in the Funds). Portfolio managers may also receive a portion of the performance fee revenues or allocations from private funds sponsored by Artisan Partners. Performance fee accounts (including private funds) are managed by certain portfolio managers of the Funds (currently, Michael A. Cirami, Bryan C. Krug, Sarah C. Orvin and Christopher P. Smith) using strategies not offered in any Fund. Allocations to and weightings in these accounts will differ from allocations to and weightings in the Funds managed by these portfolio managers because they use different strategies. An investment strategy with a higher risk tolerance may substantially outperform or underperform an investment strategy with a lower risk tolerance even when managed by the same portfolio managers in a similar strategy. See “Potential Conflicts of Interest – Side-by-Side Management and Allocation and Aggregation of Portfolio Transactions among Clients.”  Artisan Partners’ portfolio managers also participate in group life, health, medical reimbursement and retirement plans that are generally available to all of Artisan Partners’ salaried associates.
At 30 September 2025, each portfolio manager beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the respective Funds they manage having values within the dollar ranges indicated under the column titled “Fund Ownership” in the table below. In addition, at 30 September 2025, each portfolio manager beneficially owned shares or interests/units of the respective Funds they manage and other vehicles sponsored by Artisan Partners with substantially similar investment strategies having the aggregate values within the dollar ranges indicated under the column titled "Strategy Holdings" in the table below.
Portfolio Manager	Fund	Fund Ownership	Strategy Holdings
Michael A. Cirami	Artisan Emerging Markets Debt Opportunities Fund Artisan Global Unconstrained Fund	Over $1,000,000 Over $1,000,000	Over $1,000,000 Over $1,000,000
James D. Hamel	Artisan Global Discovery Fund Artisan Global Opportunities Fund Artisan Mid Cap Fund Artisan Small Cap Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000 Over $1,000,000	Over $1,000,000 Over $1,000,000 Over $1,000,000 Over $1,000,000
Charles-Henri Hamker	Artisan Global Equity Fund Artisan International Fund	Over $1,000,000 $10,001 - $50,000	Over $1,000,000 $100,001 - $500,000
Matthew H. Kamm	Artisan Global Discovery Fund Artisan Global Opportunities Fund Artisan Mid Cap Fund Artisan Small Cap Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000 Over $1,000,000	Over $1,000,000 Over $1,000,000 Over $1,000,000 Over $1,000,000
Rezo Kanovich	Artisan International Small-Mid Fund	Over $1,000,000	Over $1,000,000
Lewis S. Kaufman	Artisan Developing World Fund	Over $1,000,000	Over $1,000,000
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Portfolio Manager	Fund	Fund Ownership	Strategy Holdings
Bryan C. Krug	Artisan Floating Rate Fund Artisan High Income Fund	Over $1,000,000 Over $1,000,000	Over $1,000,000 Over $1,000,000
Ian P. McGonigle	Artisan International Value Fund	Over $1,000,000	Over $1,000,000
Michael J. McKinnon	Artisan Global Value Fund Artisan Select Equity Fund	Over $1,000,000 $100,001 - $500,000	Over $1,000,000 Over $1,000,000
Maria Negrete-Gruson	Artisan Sustainable Emerging Markets Fund	$500,001 - $1,000,000	$500,001 - $1,000,000
Daniel J. O’Keefe	Artisan Global Value Fund Artisan Select Equity Fund	Over $1,000,000 Over $1,000,000	Over $1,000,000 Over $1,000,000
Sarah C. Orvin	Artisan Emerging Markets Debt Opportunities Fund Artisan Global Unconstrained Fund	$50,001 -$100,000 $100,001 - $500,000	$50,001 - $100,000 $100,001 - $500,000
N. David Samra	Artisan International Value Fund	Over $1,000,000	Over $1,000,000
Christopher P. Smith	Artisan Focus Fund	Over $1,000,000	Over $1,000,000
Anand Vasagiri	Artisan International Explorer Fund	$10,001 - $50,000	Over $1,000,000
Jay C. Warner	Artisan Global Discovery Fund Artisan Global Opportunities Fund Artisan Mid Cap Fund Artisan Small Cap Fund	$500,001 - $1,000,000 $500,001 - $1,000,000 $500,001 - $1,000,000 Over $1,000,000	Over $1,000,000 Over $1,000,000 Over $1,000,000 Over $1,000,000
Jason L. White	Artisan Global Discovery Fund Artisan Global Opportunities Fund Artisan Mid Cap Fund Artisan Small Cap Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000 $500,001 - $1,000,000	Over $1,000,000 Over $1,000,000 Over $1,000,000 Over $1,000,000
Angela S. Wu	Artisan Global Discovery Fund Artisan Global Opportunities Fund Artisan Mid Cap Fund Artisan Small Cap Fund	None None None None	$100,001 - $500,000 $100,001 - $500,000 $100,001 - $500,000 $100,001 - $500,000
Seth B. Yeager	Artisan Floating Rate Fund	$100,001 - $500,000	$500,001 - $1,000,000
Mark L. Yockey	Artisan Global Equity Fund Artisan International Fund	Over $1,000,000 Over $1,000,000	Over $1,000,000 Over $1,000,000
Beini Zhou	Artisan International Explorer Fund	$100,001 - $500,000	Over $1,000,000
Potential Conflicts of Interest
There are a number of ways in which the interests of Artisan Partners, the Funds’ portfolio managers and other personnel of Artisan Partners might conflict with the interests of a Fund and its shareholders, including:
Sharing of Personnel, Services, Research and Advice among Clients. Because all client accounts within each strategy, including the Funds’ accounts, are managed similarly, substantially all of the research and portfolio management activities conducted by the investment teams with respect to a given strategy benefit all clients. Artisan Partners’ administrative and operational personnel divide their time among services to Artisan Partners Funds and other client accounts. Although at certain times these employees, and other Artisan Partners employees and senior management, devote a significant amount of time to servicing other client accounts, in general, Artisan Partners performs significant duties for Artisan Partners Funds that it does not perform for other clients. As a result, there are several employees who devote all or substantially all of their time to Artisan Partners Funds and there are times when significant portions of the time of senior management is devoted to Artisan Partners Funds.
Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts. However, under certain circumstances, Artisan Partners does accept accounts subject to certain limitations on specific types of investments or transactions (for example, derivatives or short selling) or certain markets (for example, India), which can result in such accounts having different exposures and/or having a different risk profile compared to other accounts in the strategy, including the Funds.
Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy, including the Fund in that strategy, will invest in a security issued by a company, or an affiliate of a company, that is also a client of or has another business relationship with Artisan Partners or its affiliates. Likewise, clients in a particular investment strategy can invest in a security issued by a company, a director or officer of which is also a director of Artisan Partners Funds. Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable purchase or sale in a public securities transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the issuer or security that would be the subject of that transaction.
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With prior written approval, Artisan Partners will allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan Partners does not generally permit investment by client accounts or persons covered by Artisan Partners’ Code of Ethics in securities of any issuer of which an Artisan Partners staff member is a director, except that such staff member may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Funds if the staff member were not a director.
Management Services Provided to or Business Relationships with Artisan Partners Funds’ Service Providers. Artisan Partners may provide separate account management services to, or have other business relationships with, entities that are, or affiliates of which are, service providers to Artisan Partners Funds. In every case, the compensation paid by Artisan Partners Funds or Artisan Partners for services received is the same as, or consistent with, the compensation paid to comparable service providers that have no relationship with Artisan Partners or its affiliates. Also, the compensation received by Artisan Partners for its advisory services from clients that have no relationship with Artisan Partners Funds is the same or consistent with fees received by Artisan Partners from clients that have a relationship with Artisan Partners Funds.
Side-by-Side Management. Potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. For instance, an investment team can provide advice to accounts in one investment strategy that differs from advice given to accounts in another investment strategy. If an investment team identifies a limited investment opportunity that is suitable for more than one strategy, a strategy may not be able to take full advantage of that opportunity. There also are circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. An investment team has a potential conflict of interest when it manages accounts that are charged a performance-based fee (including private investment funds) and accounts that are charged an asset-based fee because the fees earned from accounts with performance-based fees have the potential to exceed the fees earned from other accounts. An investment team may also execute transactions for one strategy that may adversely impact the value of securities held by a different strategy or team. For example, an investment team may engage in short sales of securities of an issuer in which a Fund it manages also invests. In such a case, the investment team could harm the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Artisan Partners maintains policies and procedures and internal review processes designed to mitigate potential conflicts of interest arising from side-by-side investment management. Artisan Partners’ compliance and trade operations teams periodically perform side-by-side reviews of accounts with the highest level of risk as determined by Artisan Partners to help ensure all clients are being treated fairly and that the policies and procedures are being followed. Fee arrangements are not considered when allocating trades among clients.
Trade Aggregation and Allocation. Artisan Partners can, to the extent permitted by law, aggregate trades and allocate investment opportunities among clients, including the Funds. Artisan Partners seeks to treat all of its similarly situated clients fairly when allocating investment opportunities among clients. Artisan Partners does not consider its own interests when allocating trades, which includes, for example, the fees of a client or whether the client is a proprietary account. Artisan Partners has compliance policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities, which are reviewed regularly by Artisan Partners and modified from time to time. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability (for example, initial public offerings or private placements), and allocation of investment opportunities generally, particularly opportunities that have a required minimum investment, could raise a potential conflict of interest. The potential conflicts among clients in the same strategy are mitigated because Artisan Partners’ investment teams generally try to keep all client portfolios in the same strategy invested in the same securities (excluding private investments) with approximately the same weightings subject to certain exceptions and limitations. Investment opportunities will be allocated differently among clients in a strategy under Artisan Partners’ trading procedures due to, for example, the particular characteristics of a client, such as size of the client, cash position, liquidity needs and timing, tax status, risk tolerance and investment restrictions, or with respect to private investments, the client’s willingness and ability to invest in private investments, or for other reasons in Artisan Partners’ reasonable discretion.
Additionally, private investments and certain other investment opportunities will not be allocated pro rata among clients in different strategies due to, among other reasons, difference in the strategic focus or objective of each strategy, including the intended concentration, exposure to different investment factors, themes or sectors, risk tolerance and desired weighting of investments. Additional factors that Artisan Partners may consider in allocating these investment opportunities between clients in different strategies, or even within the same strategy, include, without limitation: the inability to divide the investment among multiple clients; Artisan Partners’ perception of the liquidity of each client at the time of the investment and on a going-forward basis; relative exposure to market trends; the remaining term or time remaining in the investment period of each such client; the terms, structure and availability of financing in respect of an investment; the representations and diligence required for each client; the small size of an opportunity or the structure of an investment; the perceived relative value of the investment opportunity relative to other investment opportunities available to each client; the geographic focus of the investment programs of each client; the location of the investment opportunity; the credit quality and/or expected yield of the investment; and the investment programs and portfolio positions of each client for which participation is appropriate. To the extent an opportunity cannot, or in Artisan Partners’ discretion should not, be allocated among multiple clients, such opportunities may be allocated among the different clients on a basis that Artisan Partners considers fair and equitable over time.
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In addition, there are instances where a particular security is held by, or appropriate for, more than one client (“cross holdings”) managed by an investment team or different investment teams due to the overlap of their investment universes; however, investment decisions for each strategy and client are generally made by the relevant investment team independently of investment decisions for another strategy or client, such that investment opportunities likely will be allocated differently among clients across such applicable investment strategies. An investment strategy or client with a higher risk tolerance, for example, may substantially outperform or underperform an investment strategy or client with a lower risk tolerance even when managed by the same investment team in a similar strategy.
As a result of the allocation of investment opportunities (and the investment focus of certain clients), the investments made for a Fund and other clients managed by the same investment team may be significantly different, and, consequently, the respective performances of such clients are expected to differ even when managed in the same strategy.
“Same way” transactions (that is, all buys or all sells) in a security held by more than one client in a strategy are generally aggregated across all participating clients in the strategy and same way transactions may be aggregated across clients in different strategies when Artisan Partners considers doing so appropriate and practicable under the circumstances (for example, Artisan Partners has established certain information barriers and policies between certain of its investment teams that would make trade aggregation impracticable). The portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in an aggregated order. In those cases, a trader works both trades in the market at the same time, subject to the requirements of Artisan Partners’ trading procedures. When orders for a trade in a security are opposite to one another (that is, one client is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will seek to mitigate the risk of inadvertent cross trades by utilizing different brokers or venues.
Artisan Partners may sell a security short on behalf of one client even if the same security, or another security of the same issuer, is held long by another client. Similarly, Artisan Partners is permitted to purchase a security long on behalf of one client even if the same security, or another security of the same issuer, is, or has been, sold short by another client. Artisan Partners could be viewed as having a potential conflict of interest if it sells short certain securities in a client while holding the same securities long in other clients. Conversely, Artisan Partners could be viewed as harming the performance of a client that holds a long position in the same security or other similar securities (e.g. securities in the same sector as the security sold short) for the benefit of its clients who are selling the security short if the short-selling transactions cause the market value of the security or similar securities to decline. Artisan Partners has in place policies and procedures that it believes are reasonably designed to identify and resolve actual and potential conflicts of interest related to short selling securities.
Certain clients have restrictions prohibiting the execution of transactions through one or more designated broker-dealers or they may maintain other restrictions or account limitations (e.g., instrument restrictions) that impact Artisan Partners’ ability to aggregate a given trade. As a result, Artisan Partners might be required to separate a client’s transaction from the aggregated transactions for other clients and send the client’s transaction for execution to a different broker-dealer or at a different point in time. A transaction being executed separately as a result of the client’s restriction is typically placed in the market after the aggregated transaction for all other clients is placed in the market. In addition, substitute transactions may be placed in a different instrument before or after the aggregated transaction (e.g., physical shares rather than options) and/or may not be placed at all. As a result, the trade or substitute trade for the restricted client is likely to be executed at a different point in time as compared to the aggregated transaction, which is likely to result in the restricted client receiving different returns than other clients.
Waivers to Artisan Partners’ allocation procedures may be made with approval in advance by one of certain designated members of Artisan Partners’ management who are not part of the portfolio management process.
Model Delivery. Artisan Partners provides model portfolios to certain institutional clients and sponsors of managed account programs. Artisan Partners provides the sponsor with a model portfolio that represents the securities Artisan Partners recommends for a particular strategy and the sponsor uses the model portfolio to assist in developing one or more portfolios for itself or its clients (the model delivery programs). In a model delivery program, the frequency and timing of the model portfolio delivery is agreed upon with each sponsor. Generally, model portfolios are provided on a delayed basis after Artisan Partners trades for its discretionary clients. In certain circumstances, model portfolios may be delivered contemporaneously or on a rotational basis with Artisan Partners providing trading instructions to its trading desks for its discretionary clients. When delivering the same model portfolio to multiple sponsors, Artisan Partners may sequence or rotate the delivery of such model. As a result, the sponsors of these programs may receive different prices for their clients given, for example, price movements caused by market activity (including trades placed by Artisan Partners and other sponsors) and that the trades are not aggregated with Artisan Partners’ trades.
Fees. Like the fees Artisan Partners receives from the Funds, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. Artisan Partners or its affiliates receive performance-based allocations or fees from the private funds it sponsors and expects to receive performance-based fees from accounts in its other strategies. In addition, Artisan Partners will, under certain circumstances, negotiate performance-based fee arrangements with other accounts. Artisan Partners had thirteen accounts with performance-based fees as of 30 September 2025. Although Artisan Partners may have an incentive to manage the assets of accounts with performance–based fees differently from its other accounts, Artisan Partners maintains policies and procedures and internal review processes designed to mitigate such conflicts.
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Investing in Different Parts of an Issuer’s Capital Structure. Conflicts potentially limiting a Fund’s investment opportunities may also arise when a Fund and other Artisan Partners’ clients invest in different parts of an issuer’s capital structure, such as when a Fund owns senior debt obligations of an issuer and other clients own junior tranches or equity securities of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities and negotiations with issuers that would potentially give rise to conflicts with other Artisan Partners’ clients or Artisan Partners may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if Artisan Partners acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. When making investment decisions where a conflict of interest may arise, Artisan Partners will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in Artisan Partners acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.
Confidential Information Access. From time to time, employees of Artisan Partners may receive material non-public information (referred to herein as “Confidential Information”). Employees may obtain Confidential Information, voluntarily or involuntarily, through Artisan Partners’ management activities or the employee’s outside activities. Confidential Information may be received under varying circumstances, including, but not limited to, upon execution of a non-disclosure agreement with an issuer, as a result of serving on a creditors’ committee or through conversations with a company’s management team. Under applicable law, Artisan Partners’ employees are generally prohibited from disclosing or using Confidential Information in effecting purchases and sales in public securities transactions for their personal benefit or for the benefit of any other person (including clients). Accordingly, should an employee receive Confidential Information, the employee is generally prohibited from communicating that information or using that information in public securities transactions, which could limit the ability to buy or sell certain investments even when the limitation is detrimental to Artisan Partners, the employee or the client, including the Funds.
Artisan Partners may seek to avoid the receipt of Confidential Information when it determines that the receipt of Confidential Information would restrict the Fund or other clients of Artisan Partners from trading in securities they hold or in which they may invest. In circumstances when Artisan Partners declines to receive Confidential Information from an issuer, an account, such as a Fund, may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the account would pay or receive when it buys or sells those investments. Further, in situations when the account is asked, for example, to grant consents, waivers or amendments with respect to such investments, Artisan Partners’ ability to assess such consents, waivers and amendments may be impacted by its lack of access to Confidential Information.
Artisan Partners has adopted policies that establish permanent information barriers around the Credit Team and EMsights Capital Group to minimize the likelihood that Confidential Information received by the Credit Team or the EMsights Capital Group will be shared with another team. In addition, Artisan Partners also creates information barriers around other persons having access to Confidential Information (“walled-off personnel”) to limit the restrictions on others at Artisan Partners. These information barriers may be temporary or permanent, depending on the personnel involved and the nature of the information received. These measures are intended to limit access to, and sharing of, Confidential Information.
From time to time, Artisan Partners uses paid expert networks. Artisan Partners has adopted specific procedures to prevent and address the inadvertent receipt of Confidential Information from the expert networks.
Portfolio Transactions and Soft Dollars. Artisan Partners has an obligation to seek best execution for clients – that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners’ investment decisions for the benefit of its clients. Artisan Partners uses client commissions to pay for brokerage and research services (often referred to as “soft dollars”) if Artisan Partners determines that such items meet the criteria outlined in its commission management policy and do not impair its duty to seek best execution. Artisan Partners does not consider, in selecting broker-dealers to be used in effecting securities transactions for a Fund, whether Artisan Partners or its affiliates received client referrals from the broker-dealer. Artisan Partners has potential conflicts of interest arising from its execution of portfolio transactions and use of soft dollars, as described in greater detail under the heading “Portfolio Transactions” below. Artisan Partners has adopted procedures with respect to soft dollars, which are included in Artisan Partners Funds’ compliance program.
Proprietary and Personal Investments and Code of Ethics. Artisan Partners’ proprietary accounts also present potential conflicts of interest with Artisan Partners’ clients, including the Funds. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Proprietary accounts are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of Artisan Partners’ clients managed in the same strategy, all portfolio transactions in the strategy are aggregated, where practicable, and allocated in accordance with Artisan Partners’ written allocation procedures among participating accounts. Artisan Partners believes that aggregation and allocation of trades as described in its written procedures mitigates conflicts of interest arising from proprietary investments in the same securities held by clients and the market impact that could result from such proprietary trading activity if conducted on a stand-alone basis.
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Personal transactions are subject to Artisan Partners’ Code of Ethics, which generally provides that personnel of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Code of Ethics requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement). The Code of Ethics provides that Artisan Partners’ compliance team will review such personal securities transactions and determine, among other things, whether the acquisition is consistent with applicable regulatory requirements and the purposes of the Code of Ethics and its underlying policies. In addition, the Code of Ethics requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with the compliance department at least quarterly. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.
The Code of Ethics also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners’ clients.
Artisan Partners, its affiliates and its employees can give advice or take action for their own accounts that differ from, conflict with or is adverse to advice given or action taken for a Fund. These activities may adversely affect the prices and availability of other investments held by, or potentially considered for purchase by, a Fund.
Artisan Partners, its affiliates and their employees are permitted to, and frequently do, invest in the Funds and other pooled investment vehicles sponsored by Artisan Partners often at reduced or no fees when allowed by applicable law. Artisan Partners also provides certain cash-based awards to its investment professionals (referred to by Artisan Partners as franchise capital awards) that, prior to vesting, Artisan Partners will generally invest such amounts in one or more of the investment strategies managed by the investment professional (including by investing in the Funds). Artisan Partners believes that investments made in these pooled investment vehicles and franchise capital awards help align Artisan Partners’ and its employees’ financial interests with those of Artisan Partners’ clients. These pooled investment vehicles, even if they are proprietary accounts of Artisan Partners, are treated like a client account for purposes of allocation of investment opportunities.
Proxy Voting. An adviser may have potential conflicts of interest arising from its voting of proxies relating to portfolio securities, as described in greater detail under the heading “Proxy Voting” below.
Control Persons and Principal Shareholders
The only persons known by a Fund to own of record or beneficially 5% or more of any class of its shares as of 31 December 2025 were:
Name and Address	Fund	Percentage of Outstanding Investor Shares Held (%)	Percentage of Outstanding Advisor Shares Held (%)	Percentage of Outstanding Institutional Shares Held (%)
Charles Schwab & Co. Inc.(1) 211 Main Street San Francisco, CA 94105-1901	Artisan Developing World Fund	34.76	16.96	23.96
	Artisan Emerging Markets Debt Opportunities Fund	92.12	8.83	--
	Artisan Floating Rate Fund	68.77	38.87	24.86
	Artisan Focus Fund	43.22	29.79	20.23
	Artisan Global Discovery Fund	60.70	5.13	62.59
	Artisan Global Equity Fund	42.80	31.97	21.30
	Artisan Global Opportunities Fund	35.89	14.77	13.87
	Artisan Global Unconstrained Fund	93.25	27.52	63.87
	Artisan Global Value Fund	35.87	15.44	11.36
	Artisan High Income Fund	27.35	18.06	22.79
	Artisan International Fund	31.46	17.24	9.40
	Artisan International Explorer Fund	N/A	59.13	52.38
	Artisan International Small-Mid Fund	48.81	30.42	23.69
	Artisan International Value Fund	20.88	14.96	16.97
	Artisan Mid Cap Fund	34.20	13.23	9.03
	Artisan Select Equity Fund	86.76	10.65	29.73
	Artisan Small Cap Fund	15.03	13.47	7.94
	Artisan Sustainable Emerging Markets Fund	31.72	45.06	37.80
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Name and Address	Fund	Percentage of Outstanding Investor Shares Held (%)	Percentage of Outstanding Advisor Shares Held (%)	Percentage of Outstanding Institutional Shares Held (%)
National Financial Services Corp.(1) One World Financial Center 499 Washington Boulevard Jersey City, NJ 07310-2010	Artisan Developing World Fund	45.39	17.93	11.81
	Artisan Emerging Markets Debt Opportunities Fund	--	62.44	41.79
	Artisan Floating Rate Fund	19.38	42.51	41.61
	Artisan Focus Fund	33.27	31.37	11.18
	Artisan Global Discovery Fund	16.50	26.46	36.04
	Artisan Global Equity Fund	34.22	25.27	--
	Artisan Global Opportunities Fund	34.92	21.78	8.89
	Artisan Global Unconstrained Fund	--	39.51	4.48
	Artisan Global Value Fund	27.64	10.21	17.65
	Artisan High Income Fund	58.40	14.12	12.24
	Artisan International Fund	29.54	23.41	24.39
	Artisan International Explorer Fund	N/A	25.15	18.66
	Artisan International Small-Mid Fund	16.45	22.42	17.41
	Artisan International Value Fund	54.80	17.10	20.56
	Artisan Mid Cap Fund	26.16	18.41	11.74
	Artisan Small Cap Fund	59.43	10.23	47.71
	Artisan Sustainable Emerging Markets Fund	46.01	49.87	17.38
Pershing LLC(1) 1 Pershing Plaza Jersey City, NJ 07399-0001	Artisan Emerging Markets Debt Opportunities Fund	--	--	8.06
	Artisan Focus Fund	--	13.75	7.15
	Artisan Global Discovery Fund	--	6.29	--
	Artisan Global Equity Fund	--	16.73	--
	Artisan Global Opportunities Fund	--	20.36	--
	Artisan High Income Fund	--	29.31	--
	Artisan International Explorer Fund	N/A	--	11.14
	Artisan International Value Fund	--	14.14	3.33
Merrill Lynch Pierce Fenner & Smith(1) 4800 Deer Lake Drive E. Jacksonville, FL 32246-6484	Artisan Global Opportunities Fund	--	9.70	--
	Artisan High Income Fund	8.18	8.33	--
	Artisan International Small-Mid Fund	4.37	6.77	--
	Artisan International Value Fund	--	10.17	--
LPL Financial(1) 4707 Executive Drive San Diego, CA 92121-3091	Artisan Floating Rate Fund	--	7.63	--
	Artisan Global Discovery Fund	--	17.31	--
	Artisan Global Equity Fund	--	14.33	--
	Artisan Global Opportunities Fund	--	11.45	--
	Artisan Global Unconstrained Fund	--	26.73	--
	Artisan Global Value Fund	--	26.54	--
	Artisan High Income Fund	--	8.73	--
	Artisan International Small-Mid Fund	--	7.90	--
	Artisan International Value Fund	--	12.78	--
	Artisan Mid Cap Fund	--	24.45	--
	Artisan Select Equity Fund	--	69.17	--
	Artisan Small Cap Fund	--	14.87	--
Morgan Stanley Smith Barney(1) 1 New York Plaza, Floor 12 New York, NY 10004-1965	Artisan Developing World Fund	--	37.52	--
	Artisan Global Value Fund	--	16.43	--
	Artisan International Fund	--	13.59	--
	Artisan International Small-Mid Fund	--	9.96	--
	Artisan International Value Fund	--	9.16	--
	Artisan Mid Cap Fund	--	17.22	--
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Name and Address	Fund	Percentage of Outstanding Investor Shares Held (%)	Percentage of Outstanding Advisor Shares Held (%)	Percentage of Outstanding Institutional Shares Held (%)
Wells Fargo Clearing Services LLC(1) 2801 Market Street St. Louis, MO 63103-2523	Artisan Emerging Markets Debt Opportunities Fund	--	3.82	19.17
	Artisan Floating Rate Fund	--	5.04	--
	Artisan Global Discovery Fund	--	15.13	--
	Artisan Global Unconstrained Fund	--	--	25.14
	Artisan International Fund	--	7.92	--
	Artisan International Value Fund	--	7.70	--
	Artisan Small Cap Fund	--	26.83	--
Edward D. Jones & Co. Inc.(1) 12555 Manchester Road St. Louis, MO 63131-3710	Artisan International Small-Mid Fund	--	--	38.13
	Artisan Mid Cap Fund	--	--	17.39
	Artisan Sustainable Emerging Markets Fund	--	--	17.10
Artisan Partners Limited Partnership 875 East Wisconsin Avenue, Suite 800 Milwaukee, WI 53202-5408	Artisan Emerging Markets Debt Opportunities Fund	--	--	27.95
	Artisan Floating Rate Fund	--	--	32.38
	Artisan Select Equity Fund	--	7.03	3.30
JP Morgan Securities LLC(1) 4 Chase Metrotech Center Brooklyn, NY 11245-0001	Artisan Developing World Fund	--	--	5.26
	Artisan Global Equity Fund	9.85	--	--
	Artisan Global Value Fund	5.62	--	6.46
	Artisan International Fund	--	--	16.71
	Artisan International Value Fund	--	--	6.73
	Artisan Select Equity Fund	6.50	--	66.97
Raymond James(1) 880 Carillon Parkway St. Petersburg, FL 33716-1102	Artisan Emerging Markets Debt Opportunities Fund	--	16.71	--
	Artisan Global Discovery Fund	--	25.21	--
	Artisan Global Opportunities Fund	--	5.62	--
	Artisan International Small-Mid Fund	--	5.89	--
	Artisan Small Cap Fund	--	9.80	--
Capinco(1) c/o US Bank NA P.O. Box 1787 Milwaukee, WI 53201-1787	Artisan Global Equity Fund	--	--	14.97
	Artisan Global Opportunities Fund	--	--	11.27
	Artisan Global Value Fund	--	--	6.71
	Artisan Sustainable Emerging Markets Fund	--	--	9.69
UBS(1) 1000 Harbor Boulevard, Floor 5 Weehawken, NJ 07086-6761	Artisan Global Value Fund	--	12.48	--
	Artisan High Income Fund	--	5.56	--
SEI Private Trust Company(1) c/o Regions Bank One Freedom Valley Drive Oaks, PA 19456-9989	Artisan Developing World Fund	--	--	10.28
	Artisan Global Equity Fund	--	--	9.13
Vanguard Brokerage Services(1) 100 Vanguard Boulevard Malvern, PA 19355-2331	Artisan Emerging Markets Debt Opportunities Fund	--	5.08	--
	Artisan Global Discovery Fund	5.93	--	--
	Artisan Global Value Fund	5.35	--	--
RBC Capital Markets(1) 510 Marquette Avenue South Minneapolis, MN 55402-1110	Artisan Global Value Fund	--	5.95	--
	Artisan International Small-Mid Fund	--	5.04	--
SEI Trust Company(1) c/o BMO Harris Bank One Freedom Valley Drive Oaks, PA 19456-9989	Artisan Developing World Fund	--	--	10.55
Northern Trust Company FBO J Stanton & T Gillespie P.O. Box 92956 Chicago, IL 60675-2956	Artisan Developing World Fund	--	--	5.58
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Name and Address	Fund	Percentage of Outstanding Investor Shares Held (%)	Percentage of Outstanding Advisor Shares Held (%)	Percentage of Outstanding Institutional Shares Held (%)
Maril & Co..(1) c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee, WI 53223-2422	Artisan Focus Fund	--	15.15	--
SEI Private Trust Company(1) c/o Choate, Hall & Stewart One Freedom Valley Drive Oaks, PA 19456-9989	Artisan Focus Fund	--	--	52.77
H E Butt Foundation 719 Earl Garrett Street Kerrville, TX 78028-3324	Artisan Global Equity Fund	--	--	46.06
Midwest Institutional Trust Company FBO Froedtert Health Inc. Long Term Master Trust 4900 West Brown Deer Road Milwaukee, WI 53223-2422	Artisan Global Opportunities Fund	--	--	10.10
Northern Trust Company FBO Southern California UFCW & Drug P.O. Box 92956 Chicago, IL 60675-2956	Artisan Global Opportunities Fund	--	--	7.28
Northern Trust Company FBO Bethesda Inc. Master Trust P.O. Box 92956 Chicago, IL 60675-2956	Artisan Global Opportunities Fund	--	--	5.71
Northern Trust Company FBO Intel Health Service Insurance Company P.O. Box 92956 Chicago, IL 60675-2956	Artisan Global Opportunities Fund	--	--	5.47
John Templeton Foundation 300 Conshohocken State Road, Suite 500 Conshohocken, PA 19428-3815	Artisan Global Value Fund	--	--	13.11
Northern Trust Company FBO Ohana Holdings LLC P.O. Box 92956 Chicago, IL 60675-2956	Artisan Global Value Fund	--	--	9.16
Northern Trust Company FBO Rady Children’s Hospital 50 South LaSalle Street Chicago, IL 60603-1003	Artisan Global Value Fund	--	--	5.07
Band & Co.(1) c/o US Bank NA P.O. Box 1787 Milwaukee, WI 53201-1787	Artisan High Income Fund	--	--	25.23
Goldman Sachs & Co.(1) 111 South Main Street Salt Lake City, UT 84111-2176	Artisan International Fund	7.54	--	--
First Community Trust(1) 3385 Hillcrest Road, Suite 100 Dubuque, IA 52002-3900	Artisan International Fund	--	9.95	--
Mac & Co. FBO Lozier Family 500 Grant Street, Room 151-1010 Pittsburgh, PA 15219-2502	Artisan International Explorer Fund	N/A	--	6.08
Wheeler & Co. (1) c/o Nixon Peabody Trust Company LLP 53 State Street Boston, MA 02109-2812	Artisan International Explorer Fund	N/A	--	5.13
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Name and Address	Fund	Percentage of Outstanding Investor Shares Held (%)	Percentage of Outstanding Advisor Shares Held (%)	Percentage of Outstanding Institutional Shares Held (%)
Empower Trust Company LLC FBO Teco Energy Group 8525 East Orchard Road Greenwood Village, CO 80111-5002	Artisan Mid Cap Fund	5.38	--	--
Acuity A Mutual Insurance Company 2800 South Taylor Drive Sheboygan, WI 53081-8474	Artisan Mid Cap Fund	--	--	14.23
Fifth Third Bank FBO Cintas 38 Fountain Square Plaza Cincinnati, OH 45202-3102	Artisan Mid Cap Fund	--	--	5.32
SEI Private Trust Company(1) c/o Fiduciary Trust International One Freedom Valley Drive Oaks, PA 19456-9989	Artisan Small Cap Fund	--	--	7.86
Wells Fargo Bank NA(1) P.O. Box 1533 Minneapolis, MN 55480-1533	Artisan Small Cap Fund	--	--	5.77
1
Shares are held of record on behalf of customers, and not beneficially. With respect to Charles Schwab & Co. Inc., the percentage of outstanding Institutional Shares held of Artisan Global Discovery Fund includes 22.60% of outstanding shares held beneficially by James D. Hamel, the percentage of outstanding Institutional Shares held of Artisan Global Discovery Fund includes 9.87% of outstanding shares held beneficially by Matthew H. Kamm, the percentage of outstanding Institutional Shares held of Artisan Global Discovery Fund includes 7.93% of outstanding shares held beneficially by Jason White, the percentage of outstanding Advisor Shares held of Artisan Global Equity Fund includes 10.56% of outstanding shares held beneficially by Eric R. Colson, the percentage of outstanding Investor Shares held of Artisan Select Equity Fund includes 21.38% of outstanding shares held beneficially by Floyd Dukes, Jr., and the percentage of outstanding Investor Shares held of Artisan Select Equity Fund includes 5.37% of outstanding shares held beneficially by Larry Rogutich. With respect to National Financial Services Corp., the percentage of outstanding Investor Shares held of Artisan Sustainable Emerging Markets Fund includes 8.52% of outstanding shares held beneficially by Eric R. Colson. With respect to JP Morgan Securities LLC, the percentage of outstanding Investor Shares held of Artisan Select Equity Fund and Institutional Shares held of Artisan Select Equity Fund includes 6.00% and 66.97%, respectively, of outstanding shares held beneficially by Daniel J. O’Keefe. With respect to Vanguard Brokerage Services, the percentage of outstanding Advisor Shares held of Artisan Emerging Markets Debt Opportunities Fund includes 5.02% of outstanding shares held beneficially by Lewis S. Kaufman.
As of 31 December 2025, Daniel J. O’Keefe, portfolio manager for Artisan Select Equity Fund, may be deemed to control the Fund by virtue of owning more than 25% of the outstanding shares of the Fund. Through the exercise of voting rights with respect to shares of the Fund owned by Mr. O’Keefe, he may be able to determine the outcome of shareholder voting on matters to which approval of shareholders is required.
Investment Advisory Services
Artisan Partners provides investment advisory services to each Fund pursuant to an investment advisory agreement dated 12 May 2015 (the “Advisory Agreement”) and is responsible for management of the Funds’ investment portfolios and for overall management of the Funds’ business and affairs. Artisan Partners is a Delaware limited partnership, founded in March 2009, that succeeded to the investment management business of Artisan Partners Holdings LP during 2009. Artisan Partners Holdings LP was founded in December 1994 and began providing investment management services in March 1995. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc. (“APAM”), a publicly traded Delaware corporation. The principal address of Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.
The Advisory Agreement for each Fund may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of Artisan Partners Funds who are not “interested persons” of Artisan Partners Funds or Artisan Partners cast in person at a meeting called for the purpose of voting on such approval and (b) by the board of directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Advisory Agreement provides that Artisan Partners shall not be liable for any loss suffered by a Fund or its shareholders as a consequence of any act or omission in connection with investment advisory or portfolio services under the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or from reckless disregard by Artisan Partners of its obligations and duties under the Advisory Agreement. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
A discussion regarding the basis for the approval by the board of directors of the investment advisory contract for each Fund is available in Artisan Partners Funds’ Form N-CSR for the fiscal year ended 30 September 2025. You may obtain a copy of the most recent annual or semiannual reports to shareholders, including the financial statements, and other information, without charge, upon request to the Funds. You may view a copy of the 30 September 2025 annual report and the 31 March 2025 semiannual report, including the financial statements, on the SEC’s website at www.sec.gov.
In return for its services, each Fund pays Artisan Partners a monthly fee computed on average daily net assets as set forth below.
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Fund(s)	Annual Rate of Fee	Asset Base
Artisan Developing World Fund	1.050%	up to $1 billion
	1.025%	$1 billion up to $2 billion
	1.000%	$2 billion up to $3.5 billion
	0.975%	$3.5 billion up to $5 billion
	0.950%	over $5 billion
Artisan Emerging Markets Debt Opportunities Fund	0.750%	up to $1 billion
	0.725%	$1 billion up to $2 billion
	0.700%	$2 billion up to $3.5 billion
	0.675%	$3.5 billion up to $5 billion
	0.650%	over $5 billion
Artisan Floating Rate Fund	0.680%	up to $1 billion
	0.660%	$1 billion up to $2 billion
	0.640%	$2 billion up to $3.5 billion
	0.620%	$3.5 billion up to $10 billion
	0.600%	over $10 billion
Artisan Focus Fund	1.000%	up to $1 billion
	0.975%	$1 billion up to $2 billion
	0.950%	$2 billion up to $3.5 billion
	0.925%	$3.5 billion up to $5 billion
	0.900%	over $5 billion
Artisan Global Discovery Fund	0.975%	up to $1 billion
	0.950%	$1 billion up to $2 billion
	0.925%	$2 billion up to $3.5 billion
	0.900%	$3.5 billion up to $5 billion
	0.875%	over $5 billion
Artisan Global Equity Fund	0.900%	up to $1 billion
	0.875%	$1 billion up to $2 billion
	0.850%	$2 billion up to $3.5 billion
	0.825%	$3.5 billion up to $5 billion
	0.800%	over $5 billion
Artisan Global Opportunities Fund	0.900%	up to $1 billion
	0.875%	$1 billion up to $4 billion
	0.850%	$4 billion up to $8 billion
	0.825%	$8 billion up to $12 billion
	0.800%	over $12 billion
Artisan Global Unconstrained Fund	0.950%	up to $1 billion
	0.925%	$1 billion up to $2 billion
	0.900%	$2 billion up to $3.5 billion
	0.875%	$3.5 billion up to $5 billion
	0.850%	over $5 billion
Artisan Global Value Fund	1.000%	up to $1 billion
	0.975%	$1 billion up to $4 billion
	0.950%	$4 billion up to $8 billion
	0.925%	$8 billion up to $12 billion
	0.900%	over $12 billion
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Fund(s)	Annual Rate of Fee	Asset Base
Artisan High Income Fund	0.725%	up to $1 billion
	0.700%	$1 billion up to $2 billion
	0.675%	$2 billion up to $3.5 billion
	0.650%	$3.5 billion up to $10 billion
	0.625%	over $10 billion
Artisan International Fund	1.000%	up to $500 million
	0.975%	$500 million up to $750 million
	0.950%	$750 million up to $1 billion
	0.925%	$1 billion up to $12 billion
	0.900%	over $12 billion
Artisan International Explorer Fund	1.050%	up to $500 million
	1.000%	over $500 million
Artisan International Small-Mid Fund	1.050%	up to $2 billion
	1.025%	$2 billion up to $3 billion
	1.000%	$3 billion up to $4 billion
	0.975%	$4 billion up to $5 billion
	0.950%	over $5 billion
Artisan International Value Fund Artisan Mid Cap Fund Artisan Small Cap Fund	1.000%	up to $500 million
	0.975%	$500 million up to $750 million
	0.950%	$750 million up to $1 billion
	0.925%	over $1 billion
Artisan Select Equity Fund	0.550%	All Assets
Artisan Sustainable Emerging Markets Fund	0.850%	up to $1 billion
	0.825%	$1 billion up to $2 billion
	0.800%	$2 billion up to $3.5 billion
	0.775%	$3.5 billion up to $5 billion
	0.750%	over $5 billion
Artisan Partners has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause total annual fund operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, acquired fund fees and expenses, borrowing costs such as dividends on securities sold short, and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed the percentages of average daily net assets indicated below. This contract continues through 31 January 2027.
Fund	Expense Limit as a % of Average Daily Net Assets
Artisan Emerging Markets Debt Opportunities Fund – Investor Shares	1.25%
Artisan Emerging Markets Debt Opportunities Fund – Advisor Shares	1.15%
Artisan Emerging Markets Debt Opportunities Fund – Institutional Shares	1.10%
Artisan Floating Rate Fund – Investor Shares[1]	1.05%
Artisan Floating Rate Fund – Advisor Shares[1]	0.95%
Artisan Floating Rate Fund – Institutional Shares[1]	0.90%
Artisan Focus Fund – Investor Shares	1.50%
Artisan Global Discovery Fund – Investor Shares	1.40%
Artisan Global Discovery Fund – Advisor Shares	1.30%
Artisan Global Discovery Fund – Institutional Shares	1.25%
Artisan Global Equity Fund – Investor Shares	1.35%
Artisan Global Equity Fund – Advisor Shares	1.25%
Artisan Global Equity Fund – Institutional Shares	1.20%
Artisan Global Unconstrained Fund – Investor Shares	1.24%
Artisan Global Unconstrained Fund – Advisor Shares	1.14%
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Fund	Expense Limit as a % of Average Daily Net Assets
Artisan Global Unconstrained Fund – Institutional Shares	1.09%
Artisan International Explorer Fund – Advisor Shares	1.40%
Artisan International Explorer Fund – Institutional Shares	1.35%
Artisan Select Equity Fund – Investor Shares[2]	0.75%
Artisan Select Equity Fund – Advisor Shares[2]	0.65%
Artisan Select Equity Fund – Institutional Shares[2]	0.60%
Artisan Sustainable Emerging Markets Fund – Investor Shares	1.15%
Artisan Sustainable Emerging Markets Fund – Advisor Shares	1.05%
Artisan Sustainable Emerging Markets Fund – Institutional Shares	1.00%
1 Effective 1 December 2025. Prior to 1 December 2025, the expense limit, as a percentage of average daily net assets, was 1.20%, 1.10% and 1.05% for Investor Shares, Advisor Shares and Institutional Shares, respectively.
2 Effective 1 September 2026. Prior to 1 September 2026, the expense limit, as a percentage of average daily net assets, was 1.25%, 1.15% and 1.10% for Investor Shares, Advisor Shares and Institutional Shares, respectively.
The investment advisory fees paid by each Fund before waivers, and the amounts waived by Artisan Partners during the periods indicated were as follows:
Fund	Fiscal Year Ended 30 September 2025		Fiscal Year Ended 30 September 2024		Fiscal Year Ended 30 September 2023
	Paid to Artisan Partners	Waived by Artisan Partners	Paid to Artisan Partners	Waived by Artisan Partners	Paid to Artisan Partners	Waived by Artisan Partners
Artisan Developing World Fund	$39,461,279	$-	$32,367,582	$-	$32,491,390	$-
Artisan Emerging Markets Debt Opportunities Fund	725,759	262,348	426,781	327,634	208,022	208,022
Artisan Floating Rate Fund	561,839	207,531	481,754	232,295	318,584	182,700
Artisan Focus Fund	11,174,448	-	9,989,478	-	13,740,336	-
Artisan Global Discovery Fund	2,297,744	30,598	2,209,380	34,868	2,436,637	27,757
Artisan Global Equity Fund	1,581,433	33,089	1,567,034	39,236	1,753,578	24,577
Artisan Global Opportunities Fund	19,580,438	-	23,084,236	-	25,629,413	-
Artisan Global Unconstrained Fund	2,647,557	611,122	762,923	390,731	232,450	232,450
Artisan Global Value Fund	25,542,140	-	22,638,029	-	20,220,023	-
Artisan High Income Fund	62,709,558	-	54,619,550	-	43,344,931	-
Artisan International Fund	50,291,506	-	48,088,804	-	50,288,501	-
Artisan International Explorer Fund	2,984,506	-	1,253,181	-	487,466	128,191
Artisan International Small-Mid Fund	40,660,748	-	44,930,925	-	44,595,813	-
Artisan International Value Fund	347,415,892	-	300,850,379	-	239,748,937	-
Artisan Mid Cap Fund	36,958,551	-	42,796,079	-	41,740,169	-
Artisan Select Equity Fund	443,011	50,769	340,333	66,706	271,168	110,289
Artisan Small Cap Fund	11,737,913	-	15,095,642	-	17,730,679	-
Artisan Sustainable Emerging Markets Fund	1,898,290	129,152	1,206,922	224,031	688,745	261,702
Code of Ethics
The 1940 Act and rules thereunder require that Artisan Partners Funds, Artisan Partners and Distributors establish standards and procedures for the detection of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of Artisan Partners Funds might take advantage of that knowledge for their own benefit. Artisan Partners Funds, Artisan Partners and Distributors have adopted a Code of Ethics to meet those concerns and legal requirements. The Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of Artisan Partners Funds from engaging in personal securities investing, but regulates such personal securities investing by these employees as a part of the effort by Artisan Partners Funds, Artisan Partners and Distributors to detect and address conflicts of interest.
Distributor
Shares of the Funds are offered for sale by Distributors on a continuous basis without any sales commissions, 12b-1 fees, or other charges to the Funds or their shareholders pursuant to a Distribution Agreement between the Funds and Distributors. Distributors is wholly-owned by Artisan Partners Holdings LP. All distribution expenses relating to the Funds are paid by Artisan Partners Holdings LP or Artisan Partners, including the payment or reimbursement of any expenses incurred by Distributors. The Distribution Agreement will continue in effect from
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year to year provided such continuance is approved annually (i) by a majority of the directors or by a majority of the outstanding voting securities of Artisan Partners Funds and (ii) by a majority of the directors who are not parties to the Agreement or interested persons of any such party.
Artisan Partners Funds pays all expenses in connection with registration of its shares with the SEC and any auditing and filing fees required in compliance with various state securities laws. Distributors or Artisan Partners bear all sales and promotional expenses relating to the Funds, including the cost of prospectuses and other materials used for sales and promotional purposes by Distributors. Distributors offers the Funds’ shares only on a best efforts basis. Distributors’ principal office is located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.
Portfolio Transactions
Artisan Partners places orders for the purchase and sale of each Fund’s portfolio securities. Artisan Partners’ primary objective in effecting portfolio transactions is to seek the best result reasonably available under the circumstances in connection with the execution of its clients’ securities transactions, taking into account price, transaction costs, speed, likelihood of execution and settlement, size, nature of the order and other relevant order execution considerations. Artisan Partners seeks to utilize those broker-dealers and execution venues that enable Artisan Partners to obtain the best result for execution of orders. A number of other subjective factors also enter into the decision to select a specific broker-dealer, including but not limited to the following:
■
Artisan Partners’ knowledge of the financial stability, reputation, integrity and operational, investment and research capabilities of the broker-dealer selected;
■
the broker-dealer’s willingness to commit its own capital to complete the transaction;
■
the broker-dealer’s ability to place difficult trades;
■
the sophistication of the broker-dealer’s trading facilities;
■
access provided by the broker-dealer to markets and limited investment opportunities, such as initial public offerings;
■
whether executing the trade through an electronic communication network (“ECN”) can provide a better combination of net price and execution; and
■
Artisan Partners’ knowledge of actual or apparent operational problems of any broker-dealer considered.
In addition, Artisan Partners takes into account whether the broker-dealer provides the firm with brokerage and research services, as described below, and the value of such brokerage and research services. Recognizing the value of the items listed above, Artisan Partners may cause a Fund to pay a brokerage commission in excess of that which another broker-dealer might have charged for effecting the same transaction. Brokerage commissions are only a small part of total execution costs and other factors, such as market impact and speed of execution, contribute significantly to overall transaction costs. Artisan Partners need not solicit competitive bids and does not have an obligation to seek the lowest available commission cost or spread.
Artisan Partners maintains and periodically updates a list of approved broker-dealers that, in Artisan Partners’ judgment, generally are able to provide best result after taking into consideration the items noted above. Evaluations of the services provided by broker-dealers, including the reasonableness of any brokerage commissions based on the foregoing items, are made on an ongoing basis by Artisan Partners’ staff while effecting portfolio transactions, subject to the oversight of and review by Artisan Partners’ trading oversight committee, and reports are made annually to Artisan Partners Funds’ board of directors.
Artisan Partners does not consider, in selecting broker-dealers to be used in effecting securities transactions for client accounts, including the Funds, whether Artisan Partners or its affiliates received client referrals from the broker-dealer. Artisan Partners Funds and Artisan Partners do not compensate a broker-dealer for any promotion or sale of Artisan Partners Funds’ shares by directing to the broker-dealer (i) securities transactions for an Artisan Partners Funds portfolio; or (ii) any remuneration, including, but not limited to, any commission, mark-up, mark-down or other fee (or portion thereof) received or to be received from Artisan Partners Funds’ portfolio transactions effected through any other broker (including a government securities broker) or dealer (including a municipal securities dealer or a government securities dealer). Artisan Partners and Artisan Partners Funds have adopted policies and procedures that are reasonably designed to prevent: (1) the persons responsible for selecting broker-dealers to effect transactions in portfolio securities (for example, trading desk personnel) from taking into account, in making those decisions, broker-dealers’ promotional or sales efforts on behalf of Artisan Partners Funds; and (2) Artisan Partners Funds, Artisan Partners and Distributors from entering into any agreement or other understanding under which they direct or are expected to direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of Artisan Partners Funds’ shares.
Transactions may also be made directly with the issuer of the security or the issuer’s underwriter. In underwritten offerings, the price paid by a Fund typically includes a disclosed, fixed commission or discount retained by the underwriter or dealer.
The broker-dealers Artisan Partners uses for fixed income transactions generally do not charge stated commissions. The broker-dealers in fixed-income securities make a profit through the “spread,” which is the difference between the issuer’s fixed-income security price and the marked-up price offered to buyers (in an initial offering) or the difference between the quoted bid and ask prices (in secondary market trading). Fixed income transactions may also be made directly with the issuer of the obligations or the issuer’s underwriter.
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Use of Client Commissions. Artisan Partners uses disclosed client commissions to pay for brokerage and research services (often referred to as “soft dollar” benefits) if Artisan Partners determines that such items meet the criteria outlined in its commission management policy. Artisan Partners’ and its affiliates’ use of client brokerage to acquire brokerage and research services is intended to qualify for the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended, and involves payment of agency commissions, compensation on certain riskless principal transactions, and other securities transactions, the compensation on which qualifies for safe harbor treatment. The provision of brokerage and research services is not generally considered with respect to transactions in fixed income securities, although Artisan Partners receives research from brokers that are also used for fixed income transactions.
“Brokerage services” are products and services relating to the execution of the trade from the point at which Artisan Partners communicates with the broker-dealer for the purposes of transmitting an order for execution, through the point at which funds or securities are delivered or credited to a Fund. Eligible brokerage services must provide Artisan Partners with lawful and appropriate assistance in carrying out its responsibilities to clients, including the Funds.
“Research services” include, but are not limited to, (i) research reports (including reports that are specific to issuers, industries and/or geographic regions) and (ii) research-oriented data analytics and software applications. Eligible research services must provide Artisan Partners with lawful and appropriate assistance in making investment decisions. The types of research products and services received include: research reports (including reports that are specific to issuers, industries and/or geographic regions); subscriptions to financial publications and research compilations that are not targeted to a wide, public audience; investment ideas; access to the broker-dealer’s traders and analysts; access to conferences and seminars that provide substantive content relating to issuers and industries; access to management teams of companies with which the broker-dealer has a relationship; access to groups of professionals with expertise in particular industries and/or subject matter areas; research-oriented data analytics and software applications; compilations of securities prices, earnings, dividends and similar market, financial and other economic data; financial modeling, including historical financials, projections and valuations; securities quotation services; and services related to economic and other consulting services.
When Artisan Partners receives brokerage and research services in return for client commissions, it relieves Artisan Partners of the expense it would otherwise bear in creating such items on its own or paying for those items with its own funds, which provides an incentive to select a particular broker-dealer or venue that will provide Artisan Partners with such brokerage and research services.
In some instances, Artisan Partners has an agreement or understanding with a broker-dealer or venue that Artisan Partners will direct brokerage transactions to that broker-dealer or venue generating not less than a stated dollar amount of commissions. In those instances, the obligations of Artisan Partners pursuant to that agreement or understanding may, in some transactions, be an important or determining factor in the selection of a broker-dealer or venue, even if another broker-dealer or venue might execute the same transaction on comparable terms. Artisan Partners enters into such an agreement with a broker-dealer only if, in the judgment of Artisan Partners, the benefits to its clients, including the Funds, of the research products and/or services provided outweigh any potential disadvantages to clients. In other instances, Artisan Partners has no agreement or understanding with a broker-dealer that provides research products and/or services. Artisan Partners identifies those broker-dealers that have provided it with research products or services and the value of the research products or services they provided. Artisan Partners directs commissions generated by its clients’ accounts in the aggregate to those broker-dealers to ensure the continued receipt of research products and services that Artisan Partners believes are useful.
Artisan Partners has also entered into client commission sharing arrangements with certain broker-dealer firms pursuant to which Artisan Partners executes securities transactions with such broker-dealers in order to facilitate the receipt of research products and services provided by a party other than the executing broker-dealer. A portion of the commission paid to the executing broker-dealer is retained by that broker-dealer to compensate the broker-dealer for the execution services provided, while another portion is credited for the provision of research products and services. Artisan Partners typically instructs the providers of such research products or services (who may themselves be broker-dealers) to deliver an invoice for the research products or services directly to Artisan Partners, which coordinates payment of the invoice by an executing broker-dealer from the accrued credits.
Artisan Partners uses research products and services provided by broker-dealers or venues in servicing the accounts of any or all of its clients, including the Funds, and Artisan Partners’ proprietary accounts (if any). Artisan Partners uses client brokerage from discretionary accounts managed by an investment team for research products and services used by that team. Subject to client restrictions and other account limitations, orders are generally aggregated across all accounts in a strategy for execution by a single broker. All accounts participating in an aggregated trade pay the same rate for trade execution. Clients participating in an aggregated trade share research costs pro rata by paying bundled commission rates or through commission sharing arrangements, except for clients subject to legal restrictions on the use of their commissions to pay for certain research products and services. In those cases, a client’s pro-rata cost of the products and services are borne by the client (through an increased management fee or separate arrangement), by a third-party or by Artisan Partners. For example, Artisan Partners may agree to reimburse a client’s pro rata portion of research costs in exchange for an increased management fee. Artisan Partners believes that its clients generally share in the costs and benefits of the research and/or other services received by the relevant Artisan Partners investment team in exchange for client brokerage in a fair and equitable manner. Non-discretionary clients, including sponsors of model portfolio programs, do not bear the costs of the research and other services generated by trading activity because Artisan Partners does not execute trades for these clients.
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In the future, Artisan Partners may receive from a broker-dealer a product or service that is used for investment research and for administrative, marketing or other non-research purposes (so called “mixed-use” products and services). In those cases, Artisan Partners would make a good faith effort to determine the proportion of such products or services that are considered used for investment research. The portion of the costs of such products or services attributable to research usage would be paid through commissions generated by client transactions. Artisan Partners would pay the portion of the costs attributable to non-research usage of those products or services from its own funds.
The research products and services received by Artisan Partners or its affiliates and obtained through the use of client commission dollars include proprietary research (in which the research products or services are prepared and provided by the executing broker-dealer) and third-party research from independent research providers and broker-dealers through commission sharing arrangements (in which the executing broker-dealer makes a payment on Artisan Partners’ behalf and at Artisan Partners’ direction to a third-party who has independently prepared the research products or services).
Commission Payments. The following table shows the aggregate commissions (excluding the gross underwriting spread on securities purchased in initial public offerings) paid by each Fund during the periods indicated. All amounts are rounded to the nearest dollar.
Fund	Fiscal Year Ended 30 September 2025	Fiscal Year Ended 30 September 2024	Fiscal Year Ended 30 September 2023
Artisan Developing World Fund	$5,089,064	$4,058,818	$4,466,200
Artisan Emerging Markets Debt Opportunities Fund	1,798	1,105	484
Artisan Floating Rate Fund	N/A	N/A	N/A
Artisan Focus Fund	4,761,653	6,441,117	3,363,388
Artisan Global Discovery Fund	149,114	135,584	110,745
Artisan Global Equity Fund	409,990	308,535	368,584
Artisan Global Opportunities Fund	1,031,514	1,052,739	1,061,062
Artisan Global Unconstrained Fund	56,131	7,987	1,098
Artisan Global Value Fund	517,748	365,363	354,271
Artisan High Income Fund	N/A	N/A	1,731
Artisan International Fund	8,590,310	7,205,919	5,947,162
Artisan International Explorer Fund	166,988	52,314	40,011
Artisan International Small-Mid Fund	2,932,822	2,262,430	1,267,718
Artisan International Value Fund	14,581,434	8,393,017	7,191,244
Artisan Mid Cap Fund	1,134,364	986,374	1,080,839
Artisan Select Equity Fund	11,102	4,060	4,641
Artisan Small Cap Fund	547,515	567,929	419,715
Artisan Sustainable Emerging Markets Fund	227,624	77,579	79,938
Material increases in aggregate commissions paid by a Fund were primarily attributable to an increase in the number of trades placed by the Fund, while material decreases in aggregate commissions were primarily attributable to a decrease in the number of trades placed by the Fund. The number of trades placed reflects many factors, including market conditions and changes in a Fund’s assets.
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The following table shows the total commissions paid by each Fund to broker-dealers who furnished research services (including proprietary or “bundled” research services) to the Fund or Artisan Partners or its affiliates, and the aggregate price paid or received for shares purchased or sold in connection with those transactions, during the fiscal year ended 30 September 2025.
	Fiscal Year Ended 30 September 2025
Fund	Total Commissions Paid to Broker-Dealers that Provided Brokerage and Research Services	Related Aggregate Share Price Paid/Received
Artisan Developing World Fund	4,496,054	4,676,140,771
Artisan Emerging Markets Debt Opportunities Fund	N/A	N/A
Artisan Floating Rate Fund[1]	N/A	N/A
Artisan Focus Fund	2,054,782	3,465,670,334
Artisan Global Discovery Fund	109,957	140,213,280
Artisan Global Equity Fund	249,712	344,171,524
Artisan Global Opportunities Fund	750,833	1,454,485,218
Artisan Global Unconstrained Fund	N/A	N/A
Artisan Global Value Fund	185,245	232,008,873
Artisan High Income Fund[1]	N/A	N/A
Artisan International Fund	5,096,972	5,546,168,962
Artisan International Explorer Fund	10,196	8,724,025
Artisan International Small-Mid Fund	1,774,817	1,676,659,912
Artisan International Value Fund	5,550,476	4,895,796,887
Artisan Mid Cap Fund	779,188	2,060,548,282
Artisan Select Equity Fund	6,899	9,547,802
Artisan Small Cap Fund	352,912	551,118,218
Artisan Sustainable Emerging Markets Fund	102,772	62,808,364
1
The broker-dealers Artisan Partners uses for fixed income transactions generally do not charge stated commissions.
The following table shows, as of 30 September 2025, the aggregate holdings by a Fund, if any, of the securities of the Fund’s regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act), or of their parents, whose securities the Fund acquired during its most recent fiscal year.
Fund	Broker or Dealer	Aggregate Value of Securities Held Fiscal Year Ended 30 September 2025
Artisan Emerging Markets Debt Opportunities Fund	Citigroup Inc	346,686
Artisan Emerging Markets Debt Opportunities Fund	Deutsche Bank Securities Inc	36,528
Artisan Emerging Markets Debt Opportunities Fund	JP Morgan Securities LLC	163,612
Artisan Floating Rate Fund	The Goldman Sachs Group Incorporated	627,616
Artisan Focus Fund	The Goldman Sachs Group Incorporated	14,928,949
Artisan Focus Fund	JP Morgan Securities LLC	10,822,046
Artisan Focus Fund	Morgan Stanley	30,954,110
Artisan Global Equity Fund	HSBC Securities (USA) Inc	1,576,656
Artisan Global Equity Fund	UBS Securities LLC	6,542,598
Artisan Global Unconstrained Fund	Deutsche Bank Securities Inc	225,538
Artisan Global Unconstrained Fund	JP Morgan Securities LLC	1,260,610
Artisan Global Unconstrained Fund	Morgan Stanley	438,673
Artisan Global Value Fund	Citigroup Inc	92,817,386
Artisan Global Value Fund	JP Morgan Securities LLC	864,728
Artisan Global Value Fund	UBS Securities LLC	69,702,920
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Fund	Broker or Dealer	Aggregate Value of Securities Held Fiscal Year Ended 30 September 2025
Artisan High Income Fund	Bank of America Corp	99,872
Artisan International Fund	HSBC Securities (USA) Inc	66,124,208
Artisan International Fund	UBS Securities LLC	312,051,395
Artisan International Value Fund	JP Morgan Securities LLC	7,929,678
Artisan International Value Fund	UBS Securities LLC	1,456,601,186
Artisan Select Equity Fund	Citigroup Inc	3,571,481
Artisan Select Equity Fund	JP Morgan Securities LLC	28,795

Commission Recapture Programs. The Funds do not participate in commission recapture programs. Some of Artisan Partners’ other clients, however, continue to participate in commission recapture programs, pursuant to which Artisan Partners is directed to use or otherwise cause commissions to be paid to one or more of a client’s designated commission recapture broker-dealers and the participating broker-dealer repays a small portion of the commissions it receives, in cash, to the client generating the commission. Those client directions generally require that Artisan Partners execute transactions generating a target percentage of commissions paid by the client’s account with one or more of the client’s recapture broker-dealers.
Proxy Voting
Artisan Partners Funds has delegated responsibility for proxy voting to Artisan Partners. Artisan Partners votes proxies solicited by or with respect to the issuers of securities held by the Funds. When Artisan Partners votes a Fund’s proxy with respect to a specific issuer, the Fund’s economic interest as a shareholder of that issuer is Artisan Partners’ primary consideration in determining how the proxy should be voted. Artisan Partners generally does not take into account interests of other stakeholders of the issuer or interests Artisan Partners Funds may have in other capacities.
When making proxy voting decisions, Artisan Partners generally adheres to proxy voting guidelines that set forth Artisan Partners’ proxy voting positions on recurring issues and criteria for addressing non-recurring issues. Artisan Partners believes the guidelines, if followed, generally will result in the casting of votes in the economic best interests of the Funds as shareholders. The guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by the proxy administration and research service providers engaged by Artisan Partners. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there are instances when Artisan Partners votes contrary to its general guidelines. Artisan Partners generally votes proxies on ESG matters on a case-by-case basis and does not have predetermined guidelines on how it will vote on ESG-related proxy issues. In addition, due to the varying regulations, customs and practices of non-US countries, Artisan Partners may vote contrary to its general guidelines in circumstances where it believes its guidelines would result in a vote inconsistent with local regulations, customs or practices.
In the following circumstances Artisan Partners typically will not vote a Fund’s proxy:
■
Artisan Partners has concluded that voting would have no identifiable economic benefit to the Fund as a shareholder, such as when the security is no longer held in the Fund’s portfolio or when the value of the portfolio holding is indeterminable or insignificant.
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Artisan Partners has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. For example, the Funds’ custodian may effectively restrict transactions even in circumstances in which Artisan Partners believes that share blocking is not required by law. Artisan Partners relies on the custodian and on its proxy service provider to identify share blocking jurisdictions. To the extent such information is wrong, Artisan Partners could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial transaction.
■
The Fund, in conjunction with its custodian, has not fulfilled all administrative requirements for voting proxies in foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the Fund’s local sub-custodian, due to timing of the requirement or because the costs required to obtain or produce the required documentation outweigh the benefit of voting the proxy.
■
The Fund, as of the record date, has loaned the securities to which the proxy relates and Artisan Partners has concluded that it is not in the best interest of the Fund to recall the loan or the Fund is unable to recall the loan in order to vote the securities.
■
The Fund so directs Artisan Partners.
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Artisan Partners has engaged a primary proxy service provider to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. The primary proxy service provider does not have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. In addition to the primary proxy service provider, Artisan Partners has engaged one other proxy service provider to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited, and may engage one or more additional providers from time to time. In some instances for non-US companies, there may be little or no information available on matters to be voted on. In those circumstances, Artisan Partners generally follows the recommendation of its primary proxy service provider.
Artisan Partners’ proxy voting committee oversees the proxy voting process, reviews the proxy voting policy at least annually, develops the voting guidelines, grants authority to members of the trading operations department of Artisan Partners, or such other persons as may be designated by the proxy voting committee to perform administrative services relating to proxy voting and, with respect to identified issuers (as described below) and discretionary issuers (as described in the guidelines) where there is an actual or potential conflict of interest, makes determinations as to the votes to be cast. The proxy voting committee also reviews any voting discrepancies or operational issues identified through ongoing reconciliation processes. The proxy voting committee is comprised of the persons appointed by Artisan Partners, as such may be amended from time to time. Unless otherwise noted in Artisan Partners’ proxy voting policy, action by any two members of the proxy voting committee shall constitute the action of the committee. To minimize the possibility that members of the proxy voting committee could have certain potential conflicts of interest, none of the members of the proxy voting committee shall be responsible for servicing existing Artisan Partners clients or soliciting new clients.
Artisan Partners or its affiliate may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on the Funds’ behalf. Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners or its affiliate manages assets for the issuer or an affiliate of the issuer and also recommends that the Funds invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is an employee of Artisan Partners or a director of Artisan Partners Asset Management Inc., its subsidiaries or a fund sponsored by Artisan Partners; (iii) Artisan Partners or its affiliate is actively soliciting that issuer or an affiliate of the issuer as a client and the employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners or an affiliate, or an employee of either of them, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy.
Artisan Partners maintains a list of issuers with whom it believes it has a potential conflict voting proxies (the “identified issuers”). Artisan Partners’ proxy voting guidelines should, in most cases, adequately address possible conflicts of interest since those guidelines are pre-determined. However, in the event an actual or potential conflict of interest has been identified, Artisan Partners will vote in accordance with Artisan Partners proxy voting guidelines on routine or corporate administrative matters, and with respect to non-routine matters, Artisan Partners will generally vote in accordance with the determination made by the proxy voting committee, which will consider the investment team’s recommended vote, any analysis available from the proxy service provider(s) and whether the proxy service provider(s) has a relationship with the issuer that could present a conflict of interest, the consistency of those recommendations with the proxy voting guidelines and any identified conflict of interest. Artisan Partners may vote in accordance with the recommendations of a proxy service provider, provided that such service provider provides research and analysis with respect to the issuer in question and the proxy voting committee has reason to believe the service provider is independent of the issuer. If the service provider does not meet those requirements, the proxy voting committee shall consider what course of action will serve the interests of Artisan Partners’ clients, including the Funds, consistent with Artisan Partners’ obligations under applicable proxy voting rules.
The Funds are required to file with the SEC their complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. The Funds’ proxy voting record for the most recent twelve-month period ending June 30 is available by August 31 of each year (1) on the SEC’s website at http://www.sec.gov, (2) on Artisan Partners Funds’ website at www.artisanpartners.com, or (3) by calling, without charge, 800.344.1770.
Artisan Partners maintains a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision for no less than seven years, the first two years in an appropriate office of Artisan Partners.
Disclosure of Portfolio Holdings
The board of directors has adopted policies and procedures to govern the disclosure of portfolio holdings. The board of directors periodically reviews these policies and procedures to ensure they adequately protect and are in the best interests of the Funds’ shareholders. The procedures identify the circumstances in which a Fund’s portfolio holdings will be made publicly available and the conditions under which, with appropriate safeguards, holdings may be selectively disclosed in order to further a legitimate business interest of the Fund. In its consideration of the policy, the board of directors noted the prohibition on compensation to any person or entity in connection with the release of the Funds’ portfolio holdings. The board also noted that the release of nonpublic portfolio holdings information, other than in the
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circumstances outlined in the policy approved by the board, must be approved by officers of Artisan Partners Funds, and may be made only if the disclosure is consistent with a legitimate business purpose of the Funds and the recipient has agreed in writing to be subject to a duty of confidentiality and an undertaking not to trade on the nonpublic information.
Artisan Partners’ compliance staff provides, at least annually, a report to the board of directors regarding the policy’s operation within the compliance program and any material changes recommended as a result of such review.
Artisan Partners Funds’ policy on the release of portfolio holdings outlines the permitted disclosure and distribution of complete and partial lists of portfolio holdings of each of the Artisan Partner Funds. In no case do Artisan Partners Funds, Artisan Partners, Distributors, or any other person or entity receive compensation or other consideration (including any agreement to maintain assets in the Funds or in other investment companies or accounts managed by Artisan Partners or its affiliates) for the disclosure of a Fund’s portfolio holdings.
Public Disclosure. A complete list of each Fund’s portfolio holdings, except Artisan Emerging Markets Debt Opportunities Fund and Artisan Global Unconstrained Fund, as of the close of each calendar quarter, will be made publicly available on the Artisan Partners’ website on the applicable Disclosure Date (as defined herein), provided that the list of portfolio holdings of Artisan International Value Fund will generally be comprised of only those portfolio holdings representing more than 1% of the net asset value of Artisan International Value Fund that are required to be disclosed in an SEC filing as of the close of such calendar quarter. The Disclosure Date for each calendar quarter shall be the 30th day of the following calendar quarter for Artisan International Explorer Fund and Artisan International Value Fund and the 15th day of the following calendar quarter for each other Fund (except for Artisan Emerging Markets Debt Opportunities Fund and Artisan Global Unconstrained Fund, as noted above). Artisan Partners Funds, from time to time, authorizes an alternative Disclosure Date for publishing a full list of Fund portfolio holdings on Artisan Partners Funds’ website (www.artisanpartners.com). On Artisan Partners Funds’ website, portfolio holdings information can be found at www.artisanpartners.com/individual-investors/news-insights/research-data/holdings.html. A list of portfolio holdings is also included in the reports Artisan Partners Funds files with the SEC after the end of each quarter. A Fund may disclose its top ten holdings or a partial list of its holdings, provided that the holdings have been made publicly available on Artisan Partners Funds’ website at least one day prior to disclosure of such information or has been included in an SEC filing that is required to include the information. A discussion of one or more portfolio holdings also may be made available, provided that the substance of such discussion has been made publicly available on Artisan Partners Funds’ website at least one day prior to disclosure of such information or is otherwise publicly available. Any such list of holdings or discussion of one or more portfolio holdings will remain available on Artisan Partners Funds’ website at least until the date on which the Funds file a report with the SEC that includes a list of portfolio holdings and is for the period that includes the date as of which such information is current.
Artisan Partners Funds will disclose portfolio holdings information of the Funds through the filing of its Form N-CSR with respect to each annual and semiannual period. Disclosure of the Funds’ holdings is also required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC no later than 60 days after the end of the Funds’ fiscal quarter. You can find SEC filings on the SEC’s website (www.sec.gov).
Disclosure of statistical or descriptive information about a Fund’s holdings that does not specifically name the securities held is not prohibited by the Funds’ policy on release of portfolio holdings.
Release of Portfolio Holdings to Fund Service Providers and Other Third Parties. A Fund may release nonpublic Fund portfolio holdings information to selected parties in advance of public release if (i) based on a determination by any of the president, chief financial officer, chief compliance officer or general counsel of Artisan Partners Funds, such disclosure is consistent with a Fund’s legitimate business purpose; and (ii) the recipient agrees in writing that it is subject to a duty of confidentiality with respect to that information and undertakes not to trade in securities or other property on the basis of that information until that information is made publicly available. Examples of instances in which selective disclosure may be appropriate include, without limitation, disclosure (a) to the directors of or service providers to Artisan Partners Funds who have a reasonable need of that information to perform their services for the Funds, including, but not limited to, Artisan Partners (and its affiliates and service providers); Distributors; counsel to Artisan Partners Funds; Ernst & Young LLP, Artisan Partners Funds’ independent registered public accounting firm; PricewaterhouseCoopers LLP, Artisan Partners’ independent registered public accounting firm; JPMorgan Chase Bank, N.A., Artisan Partners Funds’ custodian; SS&C Global Investor & Distribution Solutions, Inc., Artisan Partners Funds’ transfer agent; ISS (Institutional Shareholder Services) and Glass, Lewis & Co., Artisan Partners’ proxy voting service providers; Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending, Artisan Partners Funds’ securities lending agent; Artisan Partners’ securities valuation service providers, which include Bloomberg, ICE, S&P Global, London Stock Exchange Group (LSEG), PricingDirect and Virtu; Deloitte & Touche LLP, Artisan Partners’ valuation consultant; Artisan Partners Funds’ printing, reporting, website and filing support service providers, which include Donnelley Financial Solutions, Confluence Technologies, Inc, Quality Edgar Solutions, Diligent Corporation and Toppan Merrill; SEI Global Services, Inc., a provider of middle office services; FundApps Inc., a provider of software used to identify and complete shareholding disclosures; Fidelity Information Services, LLC, a provider that manages corporate actions; Cortland Capital Market Services LLC, a loan closing and settlement provider; FinDox, a provider of document management services for bank loan positions; Artisan Partners’ order management systems, which include Bloomberg, Charles River Systems, Inc., BlackRock Aladdin; SWIFT, a provider that transmits messages (including trade messages); and Advent Outsourced Services and FactSet Research System Inc., which provide data collection and analytic services to Artisan Partners; (b) to broker-dealers or other counterparties, research or data providers or analytical services of holdings or lists of holdings, or lists of securities of interest, in connection with their provision of brokerage, research, analytical or securities lending services; (c) to fund
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ratings or database agencies that provide ratings, research or analytical information about the Funds to current or prospective Fund shareholders; and (d) in connection with purchases or redemptions in-kind permitted under Artisan Partners Funds’ policy on purchases and redemptions in-kind.
Artisan Partners provides investment advice to clients other than the Funds that are managed in the same strategy as a Fund and have investment strategies and objectives that are substantially similar or identical to the applicable Fund. These clients have substantially similar, and in certain cases nearly identical, portfolio holdings to those of certain Funds. Artisan Partners also, from time to time, provides non-discretionary model portfolios to sponsors of managed account programs that use the same strategy as a Fund and are substantially similar or identical to the applicable Fund. These clients and sponsors of managed account programs generally have access to current portfolio holding information for their accounts, but these clients may be subject to different portfolio holdings disclosure policies than the Funds, and neither Artisan Partners nor the board of directors of the Funds exercises control over such policies or disclosure. These clients do not necessarily owe Artisan Partners or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.
The release of nonpublic portfolio holdings information in advance of public release will be reported to the board of directors no later than at the next regularly scheduled board meeting. Artisan Partners Funds’ chief compliance officer or, in his or her absence, his or her designee, is responsible for keeping written records of any such release of nonpublic portfolio holdings information and for reporting such release of nonpublic portfolio holdings information to the board of directors.
Purchasing, Exchanging and Redeeming Shares
Purchases, exchanges and redemptions are discussed in the prospectus under the headings “Buying Shares,” “Exchanging Shares” and “Redeeming Shares,” respectively. You may, subject to the approval of Artisan Partners Funds, purchase shares of a Fund with securities that are held in the Fund’s portfolio (or, rarely, with securities that are not currently held in the portfolio but that are eligible for purchase by that Fund (consistent with the Fund’s goal and investment process)) that have a value that is readily ascertainable in accordance with Artisan Partners’ valuation policies. Should Artisan Partners Funds approve your purchase of a Fund’s shares with securities, Artisan Partners Funds would follow its “Purchase In-Kind” procedures and would value the securities tendered in payment (determined as of the next close of regular session trading on the New York Stock Exchange (“NYSE”) after receipt of the purchase order) pursuant to Artisan Partners’ “Procedures for Valuation of Portfolio Securities” as then in effect. If you are interested in purchasing Fund shares with securities, call Artisan Partners Funds at 866.773.7233.
Artisan Floating Rate Fund and Artisan High Income Fund impose a 2% redemption fee when you sell or exchange shares owned for 90 days or less. In calculating the redemption fee, the Funds use the "first in, first out" method, but reserve the right, after notice to shareholders, to change that methodology.
Artisan Partners Funds authorizes certain financial services companies, broker-dealers, banks or other authorized agents, and in some cases, other organizations designated by an authorized agent (with their designees, collectively “authorized agents”), to accept purchase, exchange and redemption orders on the Funds’ behalf. An order properly received by an authorized agent will be deemed to have been accepted by the Funds. Some authorized agents directly charge their customers transaction fees, brokerage commissions, account fees and/or other fees. If you buy, exchange or redeem shares through an authorized agent, you will pay or receive the Fund’s NAV per share (see “Net Asset Value” below) next calculated after receipt and acceptance of the order by the authorized agent, after giving effect to any transaction charge or brokerage commission imposed by the authorized agent and, for Artisan Floating Rate Fund and Artisan High Income Fund only, the application of a 2% redemption fee (if applicable). The authorized agent’s procedures will apply in lieu of purchase, exchange and redemption procedures described in the prospectus. The Funds, Artisan Partners, Artisan Partners Distributors LLC, the Funds’ transfer agent and each of their respective directors, trustees, officers, employees and agents are not responsible for the failure of any authorized agent to carry out its obligations to its customers.
Each Fund reserves the right to waive or reduce the minimum initial investment requirement. Artisan Floating Rate Fund and Artisan High Income Fund reserve the right to waive or reduce the 2% redemption fee on shares held for 90 days or less for any account held through an authorized agent or other financial intermediary and may waive the redemption fee on redemptions of shares held by certain retirement or profit-sharing plans and shares purchased through certain authorized agents or financial intermediaries. In those cases where a financial intermediary passes the redemption fee through to underlying investors, the amount of the fee and the holding period generally will be consistent with each Fund's criteria. However, due to differences in operational procedures and policies, the financial intermediaries' methods for tracking and calculating the fee may be different in some respects from the methods employed by each Fund.
Some authorized agents charge a fee for accounting and shareholder services that the agent provides to Fund shareholders on the Fund’s behalf. These services may include recordkeeping, transaction processing for shareholders’ accounts and other services. This fee may be based on the number of accounts or may be a percentage of the average value of accounts for which the authorized agent provides services. For Investor Shares or Advisor Shares of each Fund, as applicable, the Fund pays all or a portion of this fee, which is intended to compensate the authorized agent for its provision of services of the type that would be provided by the Fund’s transfer agent or other service providers if the shares were registered on the books of the Fund. Institutional Shares of the Funds do not pay fees to intermediaries in connection with recordkeeping, transaction processing for shareholders’ accounts or any other services that an intermediary may provide to its clients.
Artisan Partners, at its own expense, may pay authorized agents for accounting and shareholder services (to the extent those fees are not paid by a Fund), and for distribution and marketing services performed with respect to the Funds.
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Please contact your authorized agent for details about payments it may receive from the Funds, Artisan Partners, Distributors or their affiliates.
Net Asset Value. Share purchase, exchange and redemption orders will be priced at a Fund’s NAV next computed after such orders are received in good order by: (i) the Fund; or (ii) an authorized agent authorized by the Fund to accept purchase and redemption orders on a Fund’s behalf. A Fund may reject a purchase or redemption order under certain circumstances, which are described in the Funds’ prospectus.
The NAV of the Funds’ shares is normally determined as of the close of regular session trading on the NYSE (usually 4:00 p.m., Eastern Time) each day the NYSE is open for regular session trading. NAV will not be determined on days when the NYSE is closed unless, in the judgment of the board of directors, a Fund’s NAV should be determined on any such day, in which case the determination will normally be made as of 4:00 p.m., Eastern Time. The NAV per share of a Fund (or of a class of shares of a Fund) is determined by dividing the value of all its securities and other assets attributed to the Fund (or class), less liabilities attributable to the Fund (or class), by the number of shares of the Fund (or class) outstanding. See “Share Price” in the Funds’ prospectus under the caption “Investing with Artisan Partners Funds” for a description of the procedures used by the Funds to value securities and other assets. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date, in accordance with applicable law.
The markets in which non-US securities trade are sometimes open on days when the NYSE is not open and the Funds do not calculate their NAVs, and sometimes are not open on days when the Funds do calculate their NAVs. Even on days on which both the NYSE and the other market are open, several hours may have passed between the time when trading in the other market closed and the NYSE closes and the Funds calculate their NAVs.
All assets or instruments held by a Fund for which market quotations are readily available will be valued using the market quotation of such portfolio securities. A market quotation is readily available when it is a quoted price (unadjusted) in active markets for identical instruments that a Fund can access at the measurement date, provided that such quotation is not considered to be readily available if it is not reliable. Artisan Partners has been designated by Artisan Partners Funds’ board of directors as the valuation designee for the Funds pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, Artisan Partners, among other things, is responsible for establishing fair valuation methodologies and determining, in good faith, the fair value of all of the assets of the Funds for which there are no readily available market quotations. Securities or other assets for which market quotations are not readily available are valued by Artisan Partners, as valuation designee, in accordance with Artisan Partners’ Procedures for Valuation of Portfolio Securities Held by Artisan Partners Funds, Inc. and under the general oversight of Artisan Partners Funds’ board of directors. Artisan Partners has retained a third party service provider to assist in determining estimates of fair values for foreign equity securities and equity-linked securities, under certain circumstances. Artisan Partners has also retained a third party service provider to assist in emerging market country classifications with regard to valuing emerging market debt. This service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. When fair value pricing is employed, the value of a security or asset used by a Fund to calculate its NAV may differ from quoted or published prices for the same security or asset. Estimates of fair values utilized by Artisan Partners or an affiliate as described above could differ in the future from the value realized on the sale of those securities or assets and the differences could be material to the NAV of the applicable Fund.
Fixed income instruments, including loan participation notes, for which evaluated prices from the Funds’ pricing vendors are available shall be fair valued using such vendor prices.
Although each Fund intends to pay all redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.
Except as otherwise described in the prospectus or this SAI, each Fund intends to pay all redemptions in cash. During any 90-day period for any one shareholder, a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities. During periods of significant redemptions or stressed market conditions, a Fund may meet redemption requests by selling securities, borrowing under Artisan Partners Funds’ line of credit, or, in limited circumstances, redeeming certain shareholders through an in-kind distribution consistent with the limitation described above. In addition, as further described in this SAI, in some circumstances, including in order to manage and optimize a Fund’s portfolio composition, a Fund in its discretion may accept large purchase orders from one or more financial institutions that are willing, upon redemption of their investment in a Fund, to receive their redemption in-kind rather than in cash.
Each Fund reserves the right to suspend or postpone redemptions of its shares during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, if the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of the Fund’s net assets not reasonably practicable.
Artisan Partners Funds has adopted a policy regarding the correction of any error in the computation of NAV. When an error is discovered, the difference between the originally computed (erroneous) NAV and the correct NAV is calculated. If the difference is equal to or less than one
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cent per share, the error is deemed immaterial and no action is taken. If the difference is greater than one cent per share, the following actions are taken:
Amount of Difference	Action Taken
˂ ½ of 1% of the originally computed NAV
The Fund determines whether it has incurred a loss or a benefit. If the Fund has either paid excessive redemption proceeds or received insufficient subscription proceeds (“fund loss”), the party responsible for the error is expected to reimburse the Fund for the amount of the loss. If the
Fund has received a benefit from the error, no action is taken.

= or ˃ ½ of 1% of the originally computed NAV
If any shareholder has sustained a loss exceeding $10, the Fund or the party responsible for the error is expected to pay the shareholder any additional redemption proceeds owed and either refund excess subscription monies paid or credit the shareholder’s account with additional shares as of the date of the error.
Either the responsible party or the individual shareholders who experienced a benefit as a result of the error are expected to reimburse the Fund for any fund losses attributable to them.

Additional Federal Income Tax Information
The discussion of taxation below is only a summary of some of the important US federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders such as tax-advantaged retirement plans, financial institutions, shareholders that do not own their shares as capital assets or foreign shareholders (defined below). You are encouraged to consult your own tax advisor regarding your particular situation and the possible application of state, local and foreign tax laws.
In General
Each Fund has elected (or intends to elect) and intends to qualify and to be eligible for treatment each year as a “regulated investment company” under Subchapter M of the Code. In order to qualify for the special tax treatment accorded to regulated investment companies and their shareholders, each Fund must, among other things:
(a)
derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”);
(b)
invest the Fund’s assets in such a manner that, as of the close of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets consists of cash and cash items (including receivables), US Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (x) the securities (other than those of the US Government or other regulated investment companies) of any one issuer, or of two or more issuers in which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and that are engaged in the same or similar trades or businesses or related trades or businesses, or (y) the securities of one or more QPTPs; and
(c)
distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.
For purposes of the 90% gross income test described in clause (a) above, a Fund's inclusion of a Subsidiary's "subpart F income" (as discussed below) will, under current Treasury regulations, generally be treated as qualifying income.
If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to US federal income tax on income or gains that it distributes in a timely manner to shareholders in the form of dividends (including capital gain dividends, as defined below). If a Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such a failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company that is accorded special tax treatment for such year, then it would be required to pay taxes on its income and realized capital gains at corporate rates, thereby reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Fund’s shareholders. In addition, all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. Such dividend income would generally be eligible for the dividends-received deduction in the case of corporate shareholders and to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, a Fund could also be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.
If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any such amounts retained from
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the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be properly taken into account after October 31 generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to make sufficient distributions to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.
In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend (as defined below), its taxable income, and its earnings and profits, a regulated investment company is generally permitted to elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any taxable year, the amount thereof may, potentially subject to certain limitations, be carried forward to offset capital gains in subsequent taxable years, thereby reducing the amount the Fund would otherwise be required to distribute in such years to avoid a Fund-level tax. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses in prior taxable years, those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. A Fund’s available capital loss carryforwards, if any, are set forth in the Funds’ annual shareholder reports for each fiscal year.
In addition, under Code Sections 382 and 383, if a Fund undergoes an “ownership change,” the Fund’s ability to use its capital loss carryforwards (and potentially its so-called “built-in losses”) in any year following the ownership change will be limited to an amount generally equal to the value of the Fund’s net assets immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the “IRS”)) in effect for the month in which the ownership change occurs. In such circumstances, Fund shareholders could receive larger distributions than they would have received had the ownership change not occurred, with those distributions being taxable as described below under “Taxation of Fund Distributions.”
Taxation of Fund Distributions
Your distributions will be taxable to you whether received in cash or reinvested in additional shares. For US federal income tax purposes, any distribution that is paid in January but that was declared in October, November or December of the prior calendar year with a record date in one of those months is taxable as if you received it on December 31 of the prior calendar year.
You will be subject to income tax at ordinary income rates on distributions of investment income and gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less, except as described below with respect to “qualified dividend income.” Distributions that are attributable to the excess of a Fund’s net long-term capital gains over net short-term capital losses and that are properly reported as capital gain dividends (“capital gain dividends”) are taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income, regardless of the length of time you have held your shares. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Long-term gains are generally those derived from securities held (or deemed to have been held) by a Fund for more than one year. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of capital gain dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments.
Long-term capital gains rates apply to distributions received by noncorporate shareholders that are attributable to “qualified dividend income,” provided certain holding period and other requirements are satisfied. If a Fund qualifies as a regulated investment company for tax purposes, the amount of Fund dividends that are eligible to be taxed as qualified dividend income at the reduced rate generally is not permitted to exceed the amount of aggregate qualifying dividends received by that Fund. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as capital gain dividends) are eligible to be treated as qualified dividend income. To the extent a Fund distributes as dividends amounts that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Global Unconstrained Fund, Artisan High Income Fund and Artisan International Explorer Fund  do not expect a significant portion of its distributions to derive from qualified dividend income.
A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits (as determined for US federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in its Fund shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in its Fund shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.
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The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
A portion of dividends from the Funds also may be eligible for the dividends-received deduction allowed to corporations, provided certain holding period and other requirements are satisfied. The eligible portion is not permitted to exceed the aggregate dividends a Fund receives from US corporations. Funds with higher concentrations of securities other than stock of US corporations are generally not expected to designate a significant portion of their distributions as qualifying for the dividends-received deduction.
To the extent that a Fund makes a distribution of income received by the Fund pursuant to loans of its portfolio securities, such income will not constitute qualified dividend income to noncorporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.
Dividends and distributions on a Fund’s shares are generally subject to US federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects either gains that are unrealized, or income or gains that are realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares.
A Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, a Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
You will be advised annually as to the source of your distributions for tax purposes. If you are not subject to tax on your income, you generally will not be required to pay tax on these amounts.
Redemptions, Sales and Exchanges of Fund Shares
Any gain or loss realized from a redemption, sale or exchange of Fund shares held for more than one year generally will be treated as long-term capital gain or loss. Otherwise, the gain or loss will generally be treated as short-term capital gain or loss. However, if you realize a loss on the taxable disposition of Fund shares held for six months or less, such loss will be treated as long-term, rather than short term, to the extent of capital gain dividends you have received (or are deemed to have received) with respect to those shares.
Further, all or a portion of any loss realized upon a taxable disposition of a Fund’s shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
An exchange of shares of one Artisan Partners Fund for shares of another Artisan Partners Fund will be a taxable transaction. Any gain or loss resulting from such an exchange will generally be treated as a capital gain or loss for US federal income tax purposes, and will be long-term or short-term capital gain or loss depending on how long you have held your shares.
For US federal income tax purposes, an exchange of shares of one Fund directly for shares of a different class of the same Fund generally is not expected to be a taxable event or to result in recognition of a gain or loss by the exchanging shareholder.
Upon the redemption, sale or exchange of a Fund’s shares, the Fund (or, in the case of shares purchased through a financial intermediary, the financial intermediary) may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed, sold or exchanged. See the Fund’s prospectus for more information.
Under Treasury regulations, if a shareholder recognizes a loss of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or at least $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
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Shares Purchased Through Tax-Qualified Plans
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Funds as an investment through such plans and the precise effect of such an investment on their particular tax situations.
Backup Withholding
A Fund may be required to withhold US federal income tax (“backup withholding”) from certain payments to you, generally redemption proceeds and payments of dividends and distributions. Backup withholding generally is required if:
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You fail to furnish your properly certified social security or other tax identification number;
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You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain dividend or interest income;
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You fail to certify that you are a US person (including a US resident alien); or
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The IRS informs the Fund that your tax identification number is incorrect or that you are otherwise subject to backup withholding.
The backup withholding certifications are contained in the application that you complete when you open your Fund account. Artisan Partners Funds must promptly pay to the IRS all amounts withheld. Therefore, it usually is not possible for Artisan Partners Funds to reimburse you for amounts withheld. Backup withholding is not, however, an additional tax. Any amounts withheld may be credited against your US federal income tax liability, provided the appropriate information is furnished to the IRS.
Tax Consequences of Certain Investments by the Funds
A Fund may purchase the equity securities of certain foreign investment funds or trusts, or other foreign issuers, deemed to be passive foreign investment companies (“PFICs”). Unless a Fund makes a QEF election as described below, capital gains on the sale of equity holdings in a PFIC will be treated as ordinary income regardless of how long the Fund holds its investment.
In addition, a Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.
In order to avoid the imposition of such tax, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund generally may also elect to mark the gains (and to a limited extent losses) in its equity holdings in a PFIC to the market, as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in such PFIC on the last day of the Fund’s taxable year. Such gains and losses under the mark-to-market election are treated as ordinary income and losses. The “QEF election” and the “mark-to-market election” may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to maintain its tax treatment as a regulated investment company and avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to continue to qualify as a regulated investment company, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.
It is possible that a Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) will give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. If the net effect of these transactions is a gain, the ordinary dividend paid by the Fund will be increased; if the result is a loss, the ordinary dividend paid by the Fund will be decreased. Foreign currency losses, if any, may result in a Fund having an overall net ordinary loss, and such loss cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.
Income, gains and proceeds received by a Fund from investments in securities of issuers organized in foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the US may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the end of its taxable year is invested in stock or securities of foreign corporations, the Fund may make an election permitting its shareholders to claim a deduction or credit for US federal tax purposes for their pro rata portion of certain qualified foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize deductions on their US federal income tax returns may be able to claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to US federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Alternatively, the Fund may choose not to pass through the foreign taxes to shareholders, but instead itself claim a deduction for such foreign taxes in determining the Fund’s taxable income, which would reduce the Fund’s taxable income distributed to shareholders and on which shareholders subject to income tax are required to pay tax. A Fund may not be able to obtain refunds of foreign withholding taxes that are
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accrued on dividends in respect of the portfolio securities on loan. Also, any such foreign withholding taxes will not qualify for the pass-through of foreign tax credits or deductions to shareholders.
Investments by a Fund in certain debt securities may give rise to income which is required to be distributed even though the Fund holding the security receives no interest payment in cash on the security during the year, thereby potentially requiring the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement. In addition, investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by each Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company that is accorded special tax treatment and does not become subject to a Fund-level US federal income or excise tax.
A Fund’s investment in participation certificates, a form of derivative instrument, can affect the amount, timing and character of distributions to shareholders.
A Fund’s transactions in derivative instruments (e.g., forward contracts, options or futures), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund, defer or disallow losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.
Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities may produce a difference between its book income and its taxable income. If such a difference arises, and a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid a Fund-level tax. In the alternative, if a Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.
The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked ETNs; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) with respect to an investment in commodity-linked ETNs may affect Artisan Emerging Markets Debt Opportunities Fund's, Artisan Global Opportunities Fund’s, Artisan Global Unconstrained Fund's, Artisan High Income Fund’s and Artisan International Explorer Fund's ability to qualify for treatment as a regulated investment company and avoid a Fund-level tax.
A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for US federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day holding period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
A Fund’s investment (directly or indirectly) in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”) could result in the imposition of significant reporting, withholding and tax payment responsibilities. Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued but that may apply retroactively, a portion of a Fund’s income that is allocable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”)
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will be subject to US federal income tax in all events. This notice provides, and these regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders had received the excess inclusion income directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in US federal withholding tax. A shareholder will be subject to US federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.
In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of shares of a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest US federal income tax rate imposed on corporations. Each Fund tries to avoid investing in REITs that hold residual interests in REMICs that qualify as TMPs, or that otherwise expect to generate excess inclusion income, but a Fund may not always be successful in doing so. Because information about a REIT’s investments may be inadequate or inaccurate, or because a REIT may change its investment program, a Fund may not be successful in avoiding the consequences described above. Avoidance of investments in REITs that generate excess inclusion income may require a Fund to forego otherwise attractive investment opportunities.
Taxation of a Subsidiary
Each Subsidiary organized under the laws of the Cayman Islands will be a controlled foreign corporation for US federal income tax purposes. A Fund will generally be required to include in gross income for US federal income tax purposes all of any such Subsidiary’s “subpart F income,” which will be treated as ordinary income, whether or not such income is actually distributed by the Subsidiary to the Fund. Subpart F income generally includes net gains from the disposition of stocks or securities, net gains from transactions (including futures, forward and similar transactions) in commodities and income received with respect to certain swaps and derivatives. Previously taxed subpart F income will not, however, be included in a Fund’s income again when such income is distributed by the Subsidiary to the Fund. Any net losses incurred by a Subsidiary during a tax year will not flow through to the Fund that owns it and thus will not be available to offset income or capital gain generated from such Fund’s other investments. To the extent a Fund recognizes subpart F income in excess of actual cash distributions from a Subsidiary, the Fund may have to dispose of its investments, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements.
Tax-Exempt Shareholders
Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from residual interests in REMICs or equity interests in TMPs as described above. In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs and other tax-exempt investors should consult their tax advisors concerning the tax consequences of investing in a Fund.
Non-US Investors
Dividends paid by a Fund to shareholders that are not “United States persons” within the meaning of the Code (“foreign shareholders”) and properly reported as (1) capital gain dividends, (2) interest-related dividends and (3) short-term capital gain dividends, each as defined below and subject to certain conditions described below, are not subject to withholding of US federal income tax.
The exemption from withholding for “interest-related dividends” generally applies with respect to distributions of US-source interest income that, in general, would not have been subject to US federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly reported as such by the Fund in a written notice to shareholders, but does not apply to distributions to a foreign shareholder (i) that has not provided a satisfactory statement that the beneficial owner is not a US person, (ii) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (iii) that is within certain foreign countries that have inadequate information exchange with the US, or (iv) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. The exemption from withholding for “short-term capital gain dividends” generally applies with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly reported as such by the Fund in a written notice to shareholders, but does not apply to (i) distributions to an individual foreign shareholder who is present in the US for a period or periods aggregating 183 days or more during the year of the distribution if certain other conditions are met and (ii) distributions subject to special
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rules regarding the disposition of US real property interests, as described below. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gains dividends as are eligible, but is not required to do so.
In the case of shares held by a foreign shareholder through an intermediary, the intermediary may withhold tax even if the regulated investment company reports a distribution as an interest-related or short-term capital gain dividend.
Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.
Dividends paid by a Fund to foreign shareholders other than capital gain dividends, interest-related dividends and short-term capital gain dividends (e.g., dividends attributable to dividend income or foreign source interest income or to short-term capital gains or US source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate).
If a beneficial holder of Fund shares who or which is a foreign shareholder has a trade or business in the US and income from a Fund received by such holder is effectively connected with the conduct of that trade or business, such income will generally be subject to US federal net income taxation at regular income tax rates, and the 30% withholding tax discussed above will not apply if such holder complies with applicable certification and filing requirements (as described below). Foreign shareholders that are corporations may also be subject to the branch profits tax imposed by the Code.
In the case of a foreign shareholder who or which is eligible for the benefits of a tax treaty with the United States, any effectively connected income or gain will generally be subject to US federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. A beneficial holder of shares who is a foreign shareholder may be subject to state and local tax and to the US federal estate tax in addition to the US federal tax on income referred to above.
In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E, W-8ECI or substitute form). Foreign investors in a Fund should consult their tax advisors in this regard.
Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding a Fund’s shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding a Fund’s shares through foreign entities should consult their tax advisers about their particular situation.
A beneficial holder of shares who or which is a foreign shareholder is not, in general, subject to US federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the capital gain dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “US real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of a Fund or to the capital gain dividend the foreign shareholder received. Very generally, special tax rules would apply if a Fund were a qualified investment entity (“QIE”) because it either holds or, but for the operation of certain exceptions, would be treated as holding USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USRPIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in US tax withholding from certain distributions to a greater-than-5% foreign shareholder. Furthermore, the foreign shareholder may be required to file a US tax return and pay tax on such distributions—and, in certain cases, gain realized on sale of Fund shares—at regular US federal income tax rates. Each Fund generally does not expect that it will be a QIE, so these special tax rules are not likely to apply. Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.
Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts
Shareholders that are US persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.
Certain Additional Reporting and Withholding Requirements
Sections 1471-1474 of the Code and the US Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above.
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Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
Custodian
JPMorgan Chase Bank N.A. (“J.P. Morgan”), 270 Park Avenue, New York, NY 10017, acts as custodian of the securities and other assets of the Funds. J.P. Morgan is responsible for, among other things, safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. J.P. Morgan also performs portfolio accounting services for the Funds. J.P. Morgan is not an affiliate of Artisan Partners or its affiliates. J.P. Morgan is authorized to engage the services of sub-custodians. Both J.P. Morgan and the applicable sub-custodians are authorized to deposit securities in securities depositories.
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc., 801 Pennsylvania Avenue, Suite 219322, Kansas City, MO 64105, is the transfer agent for the Funds. The transfer agent is responsible for, among other things, the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. The transfer agent is not an affiliate of Artisan Partners or its affiliates.
Legal Counsel
Simpson Thacher & Bartlett LLP, 900 G Street, NW, Washington, D.C., 20001, is counsel to the Funds.
Independent Registered Public Accounting Firm
Ernst & Young LLP, located at One Manhattan West, New York, NY 10001, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm provides services including (i) an audit of the annual financial statements; (ii) assistance and consultation in connection with SEC filings; (iii) preparation and filing of foreign tax reclaims; and (iv) preparation of the annual income tax returns filed on behalf of the Funds.
Financial Statements
The financial statements of the Funds for the fiscal year ended 30 September 2025, the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference from the Funds’ Form N-CSR, which was filed with the SEC on 5 December 2025 (Accession Number 0001999371-25-019687).
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